                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:      811-5030
                                                     ---------------------------

                             Columbia Funds Trust V
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          One Financial Center, Boston, Massachusetts        02111
--------------------------------------------------------------------------------
           (Address of principal executive offices)        (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    ----------------------------

Date of fiscal year end:            10/31/05
                             ------------------------

Date of reporting period:           04/30/05
                             ------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA CALIFORNIA
TAX-EXEMPT FUND

SEMIANNUAL REPORT

APRIL 30, 2005

TABLE OF CONTENTS

PERFORMANCE INFORMATION                       1

FUND PROFILE                                  2

UNDERSTANDING YOUR EXPENSES                   3

ECONOMIC UPDATE                               4

PORTFOLIO MANAGER'S REPORT                    5

INVESTMENT PORTFOLIO                          7

STATEMENT OF ASSETS AND LIABILITIES          20

STATEMENT OF OPERATIONS                      21

STATEMENT OF CHANGES IN NET ASSETS           22

NOTES TO FINANCIAL STATEMENTS                23

FINANCIAL HIGHLIGHTS                         29

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENT                32

COLUMBIA FUNDS                               35

IMPORTANT INFORMATION
ABOUT THIS REPORT                            37

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

PERFORMANCE INFORMATION

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

[CHART]

                         CLASS A SHARES       CLASS A SHARES     LEHMAN BROTHERS
                      WITHOUT SALES CHARGE  WITH SALES CHARGE  MUNICIPAL BOND INDEX
05/01/1995                  $   10,000          $    9,525          $   10,000
05/31/1995                  $   10,358          $    9,866          $   10,319
06/30/1995                  $   10,120          $    9,639          $   10,229
07/31/1995                  $   10,166          $    9,683          $   10,326
08/31/1995                  $   10,284          $    9,796          $   10,458
09/30/1995                  $   10,374          $    9,881          $   10,523
10/31/1995                  $   10,637          $   10,132          $   10,676
11/30/1995                  $   10,916          $   10,397          $   10,853
12/31/1995                  $   11,064          $   10,539          $   10,957
01/31/1996                  $   11,111          $   10,583          $   11,041
02/29/1996                  $   10,995          $   10,473          $   10,966
03/31/1996                  $   10,820          $   10,306          $   10,825
04/30/1996                  $   10,793          $   10,281          $   10,795
05/31/1996                  $   10,796          $   10,283          $   10,791
06/30/1996                  $   10,918          $   10,399          $   10,908
07/31/1996                  $   11,026          $   10,502          $   11,006
08/31/1996                  $   11,049          $   10,524          $   11,004
09/30/1996                  $   11,218          $   10,685          $   11,158
10/31/1996                  $   11,327          $   10,789          $   11,284
11/30/1996                  $   11,559          $   11,010          $   11,491
12/31/1996                  $   11,470          $   10,925          $   11,443
01/31/1997                  $   11,441          $   10,898          $   11,464
02/28/1997                  $   11,552          $   11,003          $   11,570
03/31/1997                  $   11,367          $   10,827          $   11,416
04/30/1997                  $   11,448          $   10,904          $   11,512
05/31/1997                  $   11,654          $   11,101          $   11,686
06/30/1997                  $   11,782          $   11,223          $   11,811
07/31/1997                  $   12,198          $   11,619          $   12,138
08/31/1997                  $   12,008          $   11,438          $   12,024
09/30/1997                  $   12,184          $   11,606          $   12,167
10/31/1997                  $   12,265          $   11,682          $   12,245
11/30/1997                  $   12,346          $   11,759          $   12,317
12/31/1997                  $   12,573          $   11,976          $   12,497
01/31/1998                  $   12,705          $   12,101          $   12,626
02/28/1998                  $   12,672          $   12,070          $   12,629
03/31/1998                  $   12,671          $   12,069          $   12,641
04/30/1998                  $   12,538          $   11,942          $   12,584
05/31/1998                  $   12,803          $   12,195          $   12,783
06/30/1998                  $   12,853          $   12,243          $   12,832
07/31/1998                  $   12,875          $   12,264          $   12,865
08/31/1998                  $   13,129          $   12,505          $   13,064
09/30/1998                  $   13,365          $   12,730          $   13,227
10/31/1998                  $   13,264          $   12,634          $   13,227
11/30/1998                  $   13,330          $   12,697          $   13,274
12/31/1998                  $   13,326          $   12,693          $   13,307
01/31/1999                  $   13,496          $   12,855          $   13,465
02/28/1999                  $   13,403          $   12,767          $   13,406
03/31/1999                  $   13,403          $   12,767          $   13,425
04/30/1999                  $   13,452          $   12,813          $   13,458
05/31/1999                  $   13,327          $   12,693          $   13,380
06/30/1999                  $   13,092          $   12,470          $   13,187
07/31/1999                  $   13,138          $   12,514          $   13,235
08/31/1999                  $   12,975          $   12,359          $   13,129
09/30/1999                  $   12,954          $   12,339          $   13,134
10/31/1999                  $   12,720          $   12,115          $   12,992
11/30/1999                  $   12,880          $   12,268          $   13,130
12/31/1999                  $   12,751          $   12,145          $   13,032
01/31/2000                  $   12,695          $   12,092          $   12,974
02/29/2000                  $   12,911          $   12,298          $   13,125
03/31/2000                  $   13,280          $   12,649          $   13,411
04/30/2000                  $   13,166          $   12,540          $   13,332
05/31/2000                  $   13,111          $   12,488          $   13,263
06/30/2000                  $   13,518          $   12,876          $   13,614
07/31/2000                  $   13,744          $   13,091          $   13,803
08/31/2000                  $   14,082          $   13,413          $   14,016
09/30/2000                  $   13,967          $   13,303          $   13,943
10/31/2000                  $   14,137          $   13,466          $   14,095
11/30/2000                  $   14,267          $   13,589          $   14,202
12/31/2000                  $   14,718          $   14,019          $   14,553
01/31/2001                  $   14,793          $   14,090          $   14,697
02/28/2001                  $   14,826          $   14,121          $   14,744
03/31/2001                  $   14,904          $   14,196          $   14,877
04/30/2001                  $   14,546          $   13,856          $   14,716
05/31/2001                  $   14,744          $   14,044          $   14,875
06/30/2001                  $   14,859          $   14,153          $   14,974
07/31/2001                  $   15,131          $   14,412          $   15,196
08/31/2001                  $   15,562          $   14,823          $   15,447
09/30/2001                  $   15,443          $   14,709          $   15,394
10/31/2001                  $   15,657          $   14,914          $   15,578
11/30/2001                  $   15,435          $   14,702          $   15,447
12/31/2001                  $   15,228          $   14,505          $   15,300
01/31/2002                  $   15,489          $   14,753          $   15,565
02/28/2002                  $   15,708          $   14,962          $   15,751
03/31/2002                  $   15,192          $   14,470          $   15,443
04/30/2002                  $   15,558          $   14,819          $   15,744
05/31/2002                  $   15,718          $   14,971          $   15,840
06/30/2002                  $   15,837          $   15,085          $   16,008
07/31/2002                  $   15,999          $   15,239          $   16,214
08/31/2002                  $   16,266          $   15,494          $   16,409
09/30/2002                  $   16,741          $   15,946          $   16,768
10/31/2002                  $   16,187          $   15,418          $   16,490
11/30/2002                  $   16,095          $   15,330          $   16,421
12/31/2002                  $   16,533          $   15,747          $   16,767
01/31/2003                  $   16,333          $   15,557          $   16,725
02/28/2003                  $   16,689          $   15,896          $   16,959
03/31/2003                  $   16,637          $   15,847          $   16,969
04/30/2003                  $   16,821          $   16,022          $   17,081
05/31/2003                  $   17,441          $   16,612          $   17,481
06/30/2003                  $   17,216          $   16,398          $   17,408
07/31/2003                  $   16,226          $   15,455          $   16,798
08/31/2003                  $   16,433          $   15,653          $   16,924
09/30/2003                  $   17,168          $   16,352          $   17,422
10/31/2003                  $   16,981          $   16,174          $   17,335
11/30/2003                  $   17,234          $   16,415          $   17,515
12/31/2003                  $   17,379          $   16,553          $   17,661
01/31/2004                  $   17,436          $   16,608          $   17,761
02/29/2004                  $   17,811          $   16,965          $   18,028
03/31/2004                  $   17,617          $   16,780          $   17,965
04/30/2004                  $   17,056          $   16,246          $   17,539
05/31/2004                  $   16,998          $   16,191          $   17,476
06/30/2004                  $   17,102          $   16,290          $   17,539
07/31/2004                  $   17,417          $   16,590          $   17,770
08/31/2004                  $   17,849          $   17,001          $   18,125
09/30/2004                  $   17,956          $   17,103          $   18,222
10/31/2004                  $   18,137          $   17,276          $   18,378
11/30/2004                  $   17,892          $   17,042          $   18,228
12/31/2004                  $   18,164          $   17,302          $   18,450
01/31/2005                  $   18,390          $   17,516          $   18,622
02/28/2005                  $   18,261          $   17,393          $   18,560
03/31/2005                  $   18,038          $   17,181          $   18,443
04/30/2005                  $   18,471          $   17,593          $   18,735

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

   SHARE CLASS                   A                  B                  C
-----------------------------------------------------------------------------------
   INCEPTION                 06/16/86           08/04/92            08/01/97
-----------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH
-----------------------------------------------------------------------------------
   6-month (cumulative)      1.89    -2.95      1.51    -3.48      1.66     0.66
   1-year                    8.34     3.19      7.54     2.54      7.86     6.86
   5-year                    7.01     5.97      6.22     5.90      6.53     6.53
   10-year                   6.33     5.81      5.54     5.54      5.78     5.78

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

   SHARE CLASS                     A                  B                  C
-----------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH
-----------------------------------------------------------------------------------
   6-month (cumulative)      0.45    -4.32      0.08    -4.84      0.23    -0.76
   1-year                    2.38    -2.48      1.62    -3.29      1.92     0.94
   5-year                    6.31     5.28      5.52     5.20      5.83     5.83
   10-year                   6.06     5.55      5.27     5.27      5.51     5.51

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND THE FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns for the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on June 16, 1986, class B shares were initially offered on August 4, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05 ($)

     SALES CHARGE      WITHOUT           WITH
----------------------------------------------
     Class A           18,471           17,593
     Class B           17,146           17,146
     Class C           17,546           17,546

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

FUND PROFILE

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 04/30/05 (%)

   Special property tax         18.9
   Local general obligations    17.2
   Refunded/escrowed            12.7
   Local appropriated           12.1
   State general obligations     7.3

QUALITY BREAKDOWN AS OF 04/30/05 (%)

   AAA                          72.9
   AA                            0.6
   A                             6.6
   BBB                          11.6
   Non-rated                     7.9
   Cash equivalent               0.4

MATURITY BREAKDOWN AS OF 04/30/05 (%)

   1-3 Years                     0.5
   3-5 Years                     1.1
   5-7 Years                     1.9
   7-10 Years                   23.2
   10-15 Years                  44.2
   15-20 Years                  14.3
   20-25 Years                   8.1
   25 Years and Over             6.3
   Cash equivalent               0.4

Sector breakdowns are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SIDENOTE]

SUMMARY

- For the six-month period ended April 30, 2005, the fund's class A shares returned 1.89% without sales charge.

-  Longer-term and lower quality bonds were market leaders during the period.

- The fund's emphasis on intermediate-term bonds and higher quality bonds hampered returns relative to the Lipper peer group average.

                       LEHMAN BROTHERS
   CLASS A SHARES   MUNICIPAL BOND INDEX
        1.89%               1.93%

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. It is unmanaged and unavailable for investment.

                                    OBJECTIVE

             Seeks as high a level of after-tax total return, as is
                          consistent with prudent risk

                                TOTAL NET ASSETS
                                 $236.8 million

MANAGEMENT STYLE

                              FIXED INCOME MATURITY
                              ---------------------
                              SHORT   INTERM.  LONG
                              -----   -------  ----
QUALITY
-------
HIGH                                           X
MED
LOW

UNDERSTANDING YOUR EXPENSES

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

             ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE              EXPENSES PAID        FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)         DURING THE PERIOD ($)    EXPENSE RATIO (%)
            ACTUAL     HYPOTHETICAL       ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL
Class A    1,000.00      1,000.00        1,018.84     1,020.33          4.51         4.51              0.90
Class B    1,000.00      1,000.00        1,015.08     1,016.61          8.24         8.25              1.65
Class C    1,000.00      1,000.00        1,016.61     1,018.10          6.75         6.76              1.35

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

ECONOMIC UPDATE

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

During the six-month period that began November 1, 2004, and ended April 30, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap between the United States and its trading partners appeared to have been overstated. First quarter 2005 GDP growth was also estimated at 3.1%, then revised to 3.5%, confirming that the economy remained on a firm footing throughout the period.

Job growth dominated US economic news throughout the period as the pace of new job creation picked up and more than two million jobs were created in 2004. Both January and March 2005 job additions came in somewhat below expectations. However, the number of jobs created in April was significantly higher than expectations and that helped keep the labor markets on track. The earlier job figures put an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

BOND RETURNS SLID LATE IN THE PERIOD

The US bond market delivered modest returns as yields generally edged higher until the last month of the period, when they moved lower. Bond yields and prices move in opposite directions. Unsettled by announcements of weak performance by both General Motors and Ford, investors anticipated a ratings downgrade and that expectation rippled through the high-yield markets.(1) In this environment, the Lehman Brothers Aggregate Bond Index returned 0.98% for the period. Municipal bonds outperformed taxable bonds and Treasury bonds outperformed most corporate bonds. Gains achieved by high-yield bonds early in the period were offset by negative returns late in the period. As a result, the Merrill Lynch US High Yield, Cash Pay Index was flat, with no gain or loss for the period.

STOCKS RALLIED, THEN LOST MOMENTUM

The stock market rallied in November and December of 2004, as uncertainty surrounding the US presidential election was resolved and energy prices appeared to stabilize. However, investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation, and subdued corporate profit growth. The stock market held onto only modest gains for the six-month period. The S&P 500 Index returned 3.28%. Value stocks did better than growth stocks, as measured by the Russell 1000 Value Index, which gained 6.72% over the same period.

SHORT-TERM INTEREST RATES MOVED HIGHER

The Federal Reserve (the Fed) made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter-percentage-point increases during this reporting period, the fed funds rate stood at 2.75%.(2) Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed left the door open for more aggressive action by indicating that it would respond to economic changes as needed in order to control inflation.

(1)  On May 5, both GM and Ford bonds were downgraded to "junk" status.
(2)  On May 3, the federal funds rate was raised to 3.0%.

[SIDENOTE]

SUMMARY:

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

- Despite rising interest rates, bonds delivered modest gains. The Lehman Brothers Aggregate Bond Index returned 0.98%. Auto industry news unsettled the high yield market. The Merrill Lynch US High Yield, Cash Pay Index was flat, with no gain or loss for the period.

    LEHMAN INDEX     MERRILL LYNCH INDEX
        0.98%               0.00%

- The stock market held on to some of the returns achieved early in the period even though it lost momentum late in the period. The S&P 500 Index returned 3.28%. Value stocks did better, as measured by the Russell 1000 Value Index.

    S&P 500 INDEX       RUSSELL INDEX
        3.28%               6.72%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGER'S REPORT

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

For the six-month period ended April 30, 2005, Columbia California Tax-Exempt Fund class A shares returned 1.89% without sales charge. This was less than the 1.93% return of the Lehman Brothers Municipal Bond Index and the 2.20% average return of the fund's peer group, the Lipper California Municipal Debt Funds Category.(1) For the most part, the difference in performance among the fund and competing funds is largely accounted for by the extent to which they owned long-term bonds and lower quality bonds. Bonds with longer maturities outperformed intermediate- and shorter-term securities during the period, and lower quality outperformed higher quality.

FED RATE HIKES PUT A SQUEEZE ON INTERMEDIATE-TERM ISSUES

After allowing short-term rates to linger at historical lows while the economy emerged from recession, the Federal Reserve (the Fed) reversed course last June and began to raise a key short-term rate in an effort to subdue inflationary pressures. In general, bond investors seemed optimistic about the Fed's move because inflation is viewed as a serious threat to bond performance. As a result, long-term bonds, which are vulnerable to inflation, performed well over the period. These bonds also benefited because the biggest pick-up in yield was between short- and long-term rates. However, bonds in the intermediate maturity range are more sensitive to changes in short term rates. These bonds fell and held back fund returns.

In this environment, investors also sought the greater income potential of lower-tier investment grade bonds and high-yield issues. The fund has a lighter exposure to these lower quality issues than many of its peers. We believe that this approach has benefited performance over the long term. However, it hampered returns during this reporting period.

CALIFORNIA'S ECONOMY IMPROVES BUT BUDGET CHALLENGES REMAIN

A brighter economic picture has earned a ratings upgrade by S&P for California's bonds, from the BBB assigned not long ago to its current single-A status. Economic recovery has produced strong revenue, renewed hiring and a falling unemployment rate. The state showed a $3 billion budget surplus at the end of fiscal 2004. A smaller surplus is forecast for the current fiscal year.

California's progressive income tax system leverages growth by increasing levies as incomes rise. These added revenues are key to Columbia California Tax-Exempt Fund further stabilization of California's debt-heavy finances. But citizen-sponsored ballot initiatives as well as the two-thirds legislative majority required to

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 04/30/05 ($)

   Class A                        7.73
   Class B                        7.73
   Class C                        7.73

DISTRIBUTIONS DECLARED PER SHARE 11/01/04 - 04/30/05 ($)

   Class A                        0.15
   Class B                        0.13
   Class C                        0.14

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS AS OF 04/30/05 (%)

   Class A                        3.29
   Class B                        2.71
   Class C                        3.01

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/05 (%)

   Class A                        5.58
   Class B                        4.60
   Class C                        5.11

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

pass a budget may hinder necessary spending cuts. Spending reforms targeting health and welfare programs and pensions for public employees are likely to face severe opposition.

Overall, California's outlook appears stable, thanks in part to the diversity of its economic base. But further ratings upgrades will hinge on the legislature's ability to bring budgets into balance through lower spending, increased revenues--or both. Less reliance on deficit financing and other non-recurring resources would also be beneficial to the state's long-term fiscal health.

FUND POSITIONED FOR EVENTUAL RATE DECLINES

We believe that the Fed's rate-hike initiatives will eventually succeed in wringing excessive inflation out of the US economy, increasing the potential for steady, moderate growth. With inflation concerns diminishing, we believe that yields on intermediate and longer-term municipals could stabilize or even decline, potentially boosting prices. We have positioned the portfolio to take advantage of that possible scenario, with a focus on intermediate- to longer-term issues and an emphasis on good call protection. If economic conditions were to heat up and rekindle inflation, we may reassess our strategy.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed Columbia California Tax-Exempt Fund since October 1997 and has been with the advisor or its predecessors or affiliate organizations since 1997.

/s/ Gary Swayze

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[SIDENOTE]

WE HAVE POSITIONED THE PORTFOLIO TO TAKE ADVANTAGE OF MODERATE ECONOMIC GROWTH AND SUBDUED INFLATION, WITH A FOCUS ON INTERMEDIATE- TO LONGER-TERM ISSUES AND AN EMPHASIS ON GOOD CALL PROTECTION.

INVESTMENT PORTFOLIO
APRIL 30, 2005 (UNAUDITED)                   COLUMBIA CALIFORNIA TAX-EXEMPT FUND

MUNICIPAL BONDS - 98.7%

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
EDUCATION - 3.6%
EDUCATION - 2.8%

     CA STATE EDUCATIONAL FACILITIES AUTHORITY    California College of Arts,
                                                   Series 2005,
                                                      5.000% 06/01/35                                1,500,000        1,496,925

                                                  Loyola Marymount University,
                                                   Series 2001,
                                                   Insured: MBIA
                                                      (a) 10/01/15                                   1,265,000          816,089

                                                  Pooled College & University Project,
                                                   Series 2000 B,
                                                      6.625% 06/01/20                                1,000,000        1,104,340

                                                  Santa Clara University,
                                                   Series 1999,
                                                   Insured: AMBAC
                                                      5.250% 09/01/17                                1,000,000        1,137,480

CA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY    San Francisco Art Institute,
                                                   Series 2002,
                                                      7.375% 04/01/32                                2,000,000        2,089,760
                                                                                                                 --------------

                                                                                               Education Total        6,644,594
PREP SCHOOL - 0.8%

CA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY    Crossroads School of Arts &
                                                   Sciences,
                                                   Series 1998,
                                                      6.000% 08/01/28 (b)                            1,805,000        1,888,211
                                                                                                                 --------------
                                                                                             Prep School Total        1,888,211
                                                                                                                 --------------
                                                                                               EDUCATION TOTAL        8,532,805

HEALTH CARE - 6.3%
CONTINUING CARE RETIREMENT - 3.4%

CA ABAG FINANCE AUTHORITY FOR NONPROFIT CORPS.    Channing House,
                                                   Series 1999,
                                                      5.375% 02/15/19                                1,700,000        1,772,726
                                                  Eskaton Gold River Lodge,
                                                   Series 1998,
                                                      6.375% 11/15/28                                1,400,000        1,436,750

CA RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY    Air Force Village West, Inc.,
                                                   Series 1999,
                                                      5.750% 05/15/19                                2,000,000        2,094,260

CA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY    Eskaton Village - Grass Valley,
                                                   Series 2000,
                                                      8.250% 11/15/31 (b)                            2,470,000        2,730,585
                                                                                                                 --------------

                                                                                              Continuing Care
                                                                                              Retirement Total        8,034,321

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE - (CONTINUED)
HOSPITAL - 2.9%

CA ABAG FINANCE AUTHORITY FOR NONPROFIT CORPS.    San Diego Hospital Association:
                                                   Series 2001 A,
                                                      6.125% 08/15/20                                1,250,000        1,369,525
                                                   Series 2003 C,
                                                      5.375% 03/01/21                                1,000,000        1,051,100

                CA HEALTH FACILITIES FINANCING    Catholic Healthcare West,
                                                   Series 2004 I,
                                                      4.950% 07/01/26 (c)                            1,000,000        1,048,780
                                                  Stanford Hospital Clinics,
                                                   Series 2003 A,
                                                      5.000% 11/15/12                                  500,000          541,345

       CA RIVERSIDE COUNTY ASSET LEASING CORP.    Riverside County Hospital Project,
                                                   Series 1997 B,
                                                   Insured: MBIA
                                                      5.700% 06/01/16                                1,000,000        1,136,750

CA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY    Catholic Healthcare West,
                                                   Series 1999,
                                                      6.500% 07/01/20                                1,500,000        1,663,500
                                                                                                                 --------------
                                                                                               Hospitals Total        6,811,000
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL       14,845,321

HOUSING - 1.0%
SINGLE-FAMILY - 1.0%

               CA STATE HOUSING FINANCE AGENCY    Series 1997 A-1, AMT,
                                                      5.950% 08/01/16                                1,260,000        1,307,288

CA STATE RURAL HOME MORTGAGE FINANCE AUTHORITY    Series 1995 B, AMT,
                                                   Insured: GNMA
                                                      7.750% 09/01/26                                    5,500            5,568
                                                  Series 1997 A-2, AMT,
                                                   Insured: GNMA
                                                      7.000% 09/01/29                                  305,000          308,111
                                                  Series 1998 B-5, AMT,
                                                   Insured: FNMA
                                                      6.350% 12/01/29                                  240,000          240,456
                                                  Series 2000 B, AMT,
                                                   Insured: FNMA
                                                      7.300% 06/01/31                                  210,000          214,240
                                                  Series 2000 D, AMT,
                                                   Insured: GNMA
                                                      7.100% 06/01/31                                  190,000          190,526
                                                                                                                 --------------
                                                                                           Single-Family Total        2,266,189
                                                                                                                 --------------
                                                                                                 HOUSING TOTAL        2,266,189

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
OTHER - 13.5%
REFUNDED/ESCROWED (d) - 12.7%

             CA CENTRAL UNIFIED SCHOOL DISTRICT   Series 1993,
                                                   Escrowed to Maturity,
                                                   Insured: AMBAC
                                                     (a) 03/01/18                                   20,065,000       11,649,538

         CA LOS ANGELES UNIFIED SCHOOL DISTRICT   Series 2002 E,
                                                   Pre-refunded 07/01/12,
                                                   Insured: MBIA
                                                      5.500% 07/01/17                                2,000,000        2,281,620

                                      CA POMONA   Series 1990 B,
                                                   Escrowed to Maturity,
                                                   Insured: GNMA
                                                      7.500% 08/01/23                                1,000,000        1,336,850

            CA REDDING ELECTRIC SYSTEMS REVENUE   Series 1992 A, IFRN,
                                                   Escrowed to Maturity,
                                                   Insured: MBIA
                                                      9.870% 07/01/22 (c)                              750,000        1,097,490

                            CA RIVERSIDE COUNTY   Series 1989 A, AMT,
                                                   Escrowed to Maturity,
                                                   Insured: GNMA
                                                      7.800% 05/01/21                                2,500,000        3,476,350

        CA RIVERSIDE PUBLIC FINANCING AUTHORITY   Series 1991 A,
                                                   Pre-refunded,
                                                      8.000% 02/01/18                                   20,000           20,044

            CA SAN JOAQUIN HILLS TRANSPORTATION   Corridor Agency, Series 1993,
                                                   Escrowed to Maturity,
                                                     (a) 01/01/20                                   15,400,000        8,096,858

      CA STATE EDUCATIONAL FACILITIES AUTHORITY   Pooled College & University Project,
                                                   Series 1997 B,
                                                   Prerefunded 04/01/07,
                                                      6.300% 04/01/21                                1,000,000        1,082,410

                     CA WHISMAN SCHOOL DISTRICT   Series 1996 A,
                                                   Escrowed to Maturity,
                                                   Insured: FGIC
                                                     (a) 08/01/16                                    1,645,000        1,040,627
                                                                                                                 --------------
                                                                                             Refunded/Escrowed
                                                                                                         Total       30,081,787
TOBACCO - 0.8%
      GOLDEN STATE TOBACCO SECURITIZATION CORP.   Series 2003 B,
                                                      5.000% 06/01/12                                1,800,000        1,935,378
                                                                                                                 --------------
                                                                                                 Tobacco Total        1,935,378
                                                                                                                 --------------
                                                                                                   OTHER TOTAL       32,017,165

                                 See Accompanying Notes to Financial Statements.


                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
OTHER REVENUE - 1.5%
HOTELS - 1.5%

         CA SACRAMENTO CITY FINANCING AUTHORITY   Sacramento Convention Center,
                                                   Series 1999 A,
                                                      6.250% 01/01/30                                3,500,000        3,648,785
                                                                                                                 --------------
                                                                                                  Hotels Total        3,648,785
                                                                                                                 --------------
                                                                                                 OTHER REVENUE
                                                                                                         TOTAL        3,648,785
RESOURCE RECOVERY - 1.7%
DISPOSAL - 1.7%

 CA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY   Series 2003 A, AMT,
                                                      4.950% 12/01/12                                2,000,000        2,119,080

                       CA SUNNYVALE SOLID WASTE   Series 2003, AMT,
                                                   Insured: AMBAC
                                                      5.500% 10/01/15                                1,695,000        1,855,551
                                                                                                                 --------------
                                                                                                Disposal Total        3,974,631
                                                                                                                 --------------
                                                                                             RESOURCE RECOVERY
                                                                                                         TOTAL        3,974,631
TAX-BACKED - 62.9%
LOCAL APPROPRIATED - 12.1%

                              CA ALAMEDA COUNTY   Capital Projects,
                                                   Series 1989,
                                                   Insured: MBIA
                                                     (a) 06/15/14                                    2,185,000        1,507,759

          CA ANAHEIM PUBLIC FINANCING AUTHORITY   Series 1997 C,
                                                   Insured: FSA
                                                      6.000% 09/01/14 (e)                            3,500,000        4,135,740

       CA COMPTON CERTIFICATES OF PARTICIPATION   Civic Center & Capital
                                                  Improvements,
                                                   Series 1997 A,
                                                      5.500% 09/01/15                                3,000,000        3,135,960

                  CA LOS ANGELES COUNTY SCHOOLS   Regionalized Business Services
                                                  Corp.:
                                                   Series 1999 A,
                                                   Insured: AMBAC
                                                     (a) 08/01/16                                    1,945,000        1,193,024
                                                     (a) 08/01/17                                    1,980,000        1,149,014

                                     CA MODESTO   Community Center Project,
                                                   Series 1993 A,
                                                   Insured: AMBAC
                                                      5.000% 11/01/23                                2,235,000        2,475,642

                CA ORANGE COUNTY WATER DISTRICT   Series 2003 B,
                                                   Insured: MBIA
                                                      5.375% 08/15/18                                  515,000          566,443

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
TAX-BACKED - (CONTINUED)
LOCAL APPROPRIATED - (CONTINUED)

                                  CA RIDGECREST   Civic Center Project,
                                                   Series 1999,
                                                      6.250% 03/01/26                                1,500,000        1,603,050

         CA SACRAMENTO CITY FINANCING AUTHORITY   Series 1993 A,
                                                   Insured: AMBAC
                                                      5.375% 11/01/14                                1,100,000        1,251,536

               CA SANTA ANA FINANCING AUTHORITY   Police Administration & Holding Facility,
                                                   Series 1994 A,
                                                   Insured: MBIA
                                                      6.250% 07/01/18                                6,035,000        7,400,540

           CA VICTOR ELEMENTARY SCHOOL DISTRICT   Series 1996,
                                                   Insured: MBIA
                                                      6.450% 05/01/18                                3,345,000        4,155,092
                                                                                                                 --------------

                                                                                                         Local
                                                                                                  Appropriated
                                                                                                         Total       28,573,800
LOCAL GENERAL OBLIGATIONS - 17.2%

            CA CABRILLO UNIFIED SCHOOL DISTRICT   Series 1996 A,
                                                   Insured: AMBAC
                                                     (a) 08/01/15                                    3,000,000        1,949,400

    CA CENTRAL VALLEY SCHOOL DISTRICT FINANCING   Series 1998 A,
                                      AUTHORITY    Insured: MBIA
                                                      6.450% 02/01/18                                1,000,000       1,220,480

              CA CLOVIS UNIFIED SCHOOL DISTRICT   Series 2001 A,
                                                   Insured: FGIC
                                                     (a) 08/01/16                                    3,000,000        1,848,270

        CA CORONA-NORCO UNIFIED SCHOOL DISTRICT   Series 2001 C,
                                                   Insured: FGIC
                                                     (a) 09/01/17                                    1,000,000          580,970

          CA EAST WHITTIER CITY SCHOOL DISTRICT   Series 1997 A,
                                                   Insured: FGIC
                                                      5.750% 08/01/17                                1,675,000        1,942,029

            CA FILLMORE UNIFIED SCHOOL DISTRICT   Series 1997 A:
                                                   Insured: FGIC
                                                     (a) 07/01/11                                      950,000          762,223
                                                     (a) 07/01/12                                      980,000          747,593
                                                     (a) 07/01/17                                      650,000          380,406

              CA FRESNO UNIFIED SCHOOL DISTRICT   Series 2002 A,
                                                   Insured: MBIA
                                                      6.000% 02/01/19                                2,480,000        3,009,480

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
LOCAL GENERAL OBLIGATIONS - (CONTINUED)
TAX-BACKED - (CONTINUED)

        CA JEFFERSON UNION HIGH SCHOOL DISTRICT   Series 2000 A,
                                                   Insured: MBIA
                                                      6.450% 08/01/25                                1,000,000        1,299,620

        CA LAS VIRGENES UNIFIED SCHOOL DISTRICT   Series 1997 C,
                                                   Insured: FGIC
                                                     (a) 11/01/20                                    1,205,000          588,124

         CA LOS ANGELES UNIFIED SCHOOL DISTRICT   Series 2002 E,
                                                   Insured: MBIA
                                                      5.750% 07/01/16                                2,500,000        2,942,800

                CA MODESTO HIGH SCHOOL DISTRICT   Series 2002 A,
                                                   Insured: FGIC
                                                     (a) 08/01/16                                    1,500,000          924,135

         CA MORGAN HILL UNIFIED SCHOOL DISTRICT   Series 2002,
                                                   Insured: FGIC
                                                     (a) 08/01/21                                    2,010,000          938,570

           CA NEW HAVEN UNIFIED SCHOOL DISTRICT   Series 2002,
                                                   Insured: FSA
                                                     12.000% 08/01/17                                1,565,000        2,770,582

           CA OXNARD UNION HIGH SCHOOL DISTRICT   Series 2001 A,
                                                   Insured: MBIA
                                                      5.650% 02/01/17                                  960,000        1,114,195

              CA POMONA UNIFIED SCHOOL DISTRICT   Series 2001 A,
                                                   Insured: MBIA
                                                      5.900% 02/01/16                                  845,000        1,000,252

     CA REDWOOD CITY ELEMENTARY SCHOOL DISTRICT   Series 1997,
                                                   Insured: FGIC
                                                     (a) 08/01/18                                    2,385,000        1,315,375

             CA ROCKLIN UNIFIED SCHOOL DISTRICT   Series 1995 C,
                                                   Insured: MBIA
                                                     (a) 07/01/20                                    6,920,000        3,373,293
                                                  Series 2003,
                                                   Insured: FGIC
                                                     (a) 08/01/17                                    2,000,000        1,166,200

            CA SAN JUAN UNIFIED SCHOOL DISTRICT   Series 2001,
                                                   Insured: FSA
                                                     (a) 08/01/15                                    2,760,000        1,793,089

          CA SAN MARINO UNIFIED SCHOOL DISTRICT   Series 1998 B,
                                                      5.000% 06/01/23                                1,000,000        1,107,350

              CA SANGER UNIFIED SCHOOL DISTRICT   Series 1999,
                                                   Insured: MBIA
                                                      5.350% 08/01/15                                1,500,000        1,683,150

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
LOCAL GENERAL OBLIGATIONS - (CONTINUED)
TAX-BACKED - (CONTINUED)

         CA SIMI VALLEY UNIFIED SCHOOL DISTRICT   Series 1997,
                                                   Insured: AMBAC
                                                      5.250% 08/01/22                                  925,000        1,053,122

            CA UNION ELEMENTARY SCHOOL DISTRICT   Series 1999 A,
                                                   Insured: FGIC
                                                     (a) 09/01/19                                    1,750,000          911,645

              CA UPLAND UNIFIED SCHOOL DISTRICT   Series 2001,
                                                   Insured: FSA
                                                      5.125% 08/01/25                                  750,000          808,695

   CA WEST CONTRA COSTA UNIFIED SCHOOL DISTRICT   Series 2001 A,
                                                   Insured: MBIA
                                                      5.300% 02/01/16                                1,275,000        1,443,695

         CA WEST COVINA UNIFIED SCHOOL DISTRICT   Series 2002 A,
                                                   Insured: MBIA
                                                      5.250% 02/01/19                                  725,000          824,238

           CA YUBA CITY UNIFIED SCHOOL DISTRICT   Series 2000,
                                                   Insured: FGIC
                                                      (a) 09/01/20                                   2,385,000        1,174,636
                                                                                                                 --------------

                                                                                                 Local General
                                                                                             Obligations Total       40,673,617
SPECIAL NON-PROPERTY TAX - 3.4%

             CA LOS ANGELES COUNTY METROPOLITAN   Sales Tax Revenue, Property A First Tier,
                       TRANSPORTATION AUTHORITY    Series 2003 A,
                                                   Insured: FSA
                                                     5.000% 07/01/12                                   500,000          552,860

              CA SAN DIEGO REDEVELOPMENT AGENCY   Series 2001,
                                                   Insured: FSA
                                                     (a) 09/01/20                                    3,630,000        1,780,043

                 PR COMMONWEALTH OF PUERTO RICO   Series 1996 Y,
             HIGHWAY & TRANSPORTATION AUTHORITY    Insured: MBIA
                                                      6.250% 07/01/12                                3,000,000        3,556,740
                                                  Series 2002 E,
                                                   Insured: FSA
                                                      5.500% 07/01/14                                2,000,000        2,309,720
                                                                                                                 --------------

                                                                                          Special Non-Property
                                                                                                     Tax Total        8,199,363

SPECIAL PROPERTY TAX - 18.9%

       CA CARSON IMPROVEMENT BOND ACT 1915        Series 1992,
                                                      7.375% 09/02/22                                  145,000          156,069

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
TAX-BACKED - (CONTINUED)
SPECIAL PROPERTY TAX - (CONTINUED)

         CA CERRITOS PUBLIC FINANCING AUTHORITY   Los Coyotes Redevelopment Project,
                                                   Series 1993 A,
                                                   Insured: AMBAC
                                                      6.500% 11/01/23                                2,000,000        2,587,700

       CA COSTA MESA PUBLIC FINANCING AUTHORITY   Series 1991 A,
                                                      7.100% 08/01/21                                  845,000          849,132

           CA ELK GROVE UNIFIED SCHOOL DISTRICT   Community Facilities District
                                                  No. 1,
                                                   Series 1995 A:
                                                   Insured: AMBAC
                                                     (a) 12/01/18                                    2,720,000        1,481,802
                                                      6.500% 12/01/24                                4,055,000        5,272,433

              CA INGLEWOOD REDEVELOPMENT AGENCY   Series 1998 A,
                                                   Insured: AMBAC
                                                      5.250% 05/01/23                                1,000,000        1,129,270

  CA LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY   Hollywood Redevelopment Project,
                                                  Series 1998 C,
                                                   Insured: MBIA
                                                      5.375% 07/01/18                                1,665,000        1,899,382

   CA LOS ANGELES COUNTY PUBLIC WORKS FINANCING   J.F. Shea Co.,
                                      AUTHORITY    Series 1996 A,
                                                   Insured: FSA
                                                      5.500% 10/01/18                                2,895,000        3,313,327

          CA OAKDALE PUBLIC FINANCING AUTHORITY   Central City Redevelopment
                                                  Project,
                                                   Series 2004,
                                                      5.375% 06/01/33                                1,500,000        1,525,260
                                                  Center District Redevelopment
                                                  Project,
                                                   Series 1992,
                                                   Insured: AMBAC
                                                      5.500% 02/01/14                                8,400,000        9,412,704

 CA ORANGE COUNTY COMMUNITY FACILITIES DISTRICT   Ladera Ranch:
                                                   Series 1999 A,
                                                      6.700% 08/15/29                                2,000,000        2,323,240
                                                   Series 2004 A,
                                                      5.625% 08/15/34                                  850,000          885,003

                                CA REDWOOD CITY   Community Facilities District
                                                  No. 1,
                                                   Series 2003 B,
                                                      5.950% 09/01/28                                  750,000          782,917

 CA RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY   Series 1997 A,
                                                      5.250% 10/01/16                                3,120,000        3,213,288

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------

TAX-BACKED - (CONTINUED)
SPECIAL PROPERTY TAX - (CONTINUED)

       CA SAN BERNARDINO JOINT POWERS FINANCING   Central City Merged Project,
                                      AUTHORITY    Series 1998 A,
                                                   Insured: AMBAC
                                                      5.750% 07/01/14                                  985,000        1,145,782

                                CA SAN CLEMENTE   Act of 1915,
                                                   Series 1999,
                                                      6.050% 09/02/28                                1,000,000        1,019,500

      CA SAN MARCOS PUBLIC FACILITIES AUTHORITY   Series 1998,
                                                   5.800% 09/01/18
                                                                                                     1,500,000        1,599,090

      CA SANTA MARGARITA - DANA POINT AUTHORITY   Series 1994 B,
                                                   Insured: MBIA
                                                      7.250% 08/01/13                                2,000,000        2,523,240

              CA SANTA MARGARITA WATER DISTRICT   Community Facilities District
                                                   No. 99-1:
                                                   Series 1999,
                                                      6.250% 09/01/29                                2,500,000        2,673,500
                                                   Series 2003,
                                                      6.000% 09/01/30                                1,000,000        1,068,810
                                                                                                                 --------------

                                                                                          Special Property Tax
                                                                                                         Total       44,861,449
STATE APPROPRIATED - 4.0%

                    CA STATE PUBLIC WORKS BOARD   Various State Prisons Projects:
                                                   Series 1993 A,
                                                   Insured: AMBAC
                                                      5.000% 12/01/19 (e)                            6,000,000        6,573,660
                                                      5.250% 12/01/13                                2,500,000        2,814,750
                                                                                                                 --------------

                                                                                            State Appropriated
                                                                                                         Total        9,388,410
STATE GENERAL OBLIGATIONS - 7.3%

                                       CA STATE   Series 1990,
                                                      10.000% 02/01/10                               2,000,000        2,591,340
                                                  Series 1993,
                                                   Insured: MBIA
                                                      5.500% 04/01/12                                2,770,000        3,128,770
                                                  Series 2003,
                                                      5.250% 02/01/20                                1,250,000        1,403,450
                                                  Series 2004,
                                                      5.000% 02/01/33                                1,000,000        1,032,130
                                                      5.250% 04/01/34                                1,500,000        1,592,055

          PR COMMONWEALTH OF PUERTO RICO PUBLIC   Government Facilities,
                            BUILDINGS AUTHORITY    Series 2002 C,
                                                      5.500% 07/01/14                                  500,000          564,865

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
TAX-BACKED - (CONTINUED)
STATE GENERAL OBLIGATIONS - (CONTINUED)

                 PR COMMONWEALTH OF PUERTO RICO   Series 1995,
                     AQUEDUCT & Sewer Authority    Insured: MBIA
                                                      6.250% 07/01/13                                2,750,000        3,300,633
                                                  Series 1995,
                                                   Insured: MBIA
                                                      5.650% 07/01/15                                1,000,000        1,162,510
                                                  Series 1996,
                                                   Insured: MBIA
                                                      6.500% 07/01/14                                2,000,000        2,463,620
                                                                                                                 --------------

                                                                                                 State General
                                                                                             Obligations Total       17,239,373
                                                                                                                 --------------
                                                                                              TAX-BACKED TOTAL      148,936,012
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%

 CA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY   United Airlines, Inc.,
                                                   Series 2001, AMT,
                                                      6.250% 10/01/35 (f)                            2,000,000          284,540
                                                                                                                 --------------

                                                                                            Air Transportation
                                                                                                         Total          284,540
                                                                                                                 --------------
                                                                                          TRANSPORTATION TOTAL          284,540
UTILITIES - 8.1%
INDEPENDENT POWER PRODUCERS - 0.4%

     PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,   AES Project,
           EDUCATIONAL, MEDICAL & ENVIRONMENTAL    Series 2000, AMT,
                        COGENERATION FACILITIES       6.625% 06/01/26                                  795,000          862,655
                                                                                                                 --------------

                                                                                             Independent Power
                                                                                               Producers Total          862,655
INVESTOR OWNED - 1.3%

       CA POLLUTION CONTROL FINANCING AUTHORITY   San Diego Gas & Electric Co.,
                                                   Series 1996 A,
                                                   Insured: AMBAC
                                                      5.900% 06/01/14                                2,650,000        3,101,321
                                                                                                                 --------------
                                                                                          Investor Owned Total        3,101,321
MUNICIPAL ELECTRIC - 2.6%

       CA SACRAMENTO MUNICIPAL UTILITY DISTRICT   Series 1993 G,
                                                   Insured: MBIA
                                                      6.500% 09/01/13                                1,500,000        1,775,580
                                                  Series 1997 K,
                                                   Insured: AMBAC
                                                      5.700% 07/01/17                                1,900,000        2,234,875

                 CA TURLOCK IRRIGATION DISTRICT   Series 1996 A,
                                                   Insured: MBIA
                                                      6.000% 01/01/12                                  500,000          579,580

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
UTILITIES - (CONTINUED)
MUNICIPAL ELECTRIC - (CONTINUED)

        PR COMMONWEALTH OF PUERTO RICO ELECTRIC   Series 1989 O,
                                POWER AUTHORITY       (a) 07/01/17                                   2,490,000        1,499,528
                                                                                                                 --------------

                                                                                            Municipal Electric
                                                                                                         Total        6,089,563
WATER & SEWER - 3.8%

                               CA BIG BEAR LAKE   Series 1996,
                                                   Insured: MBIA
                                                      6.000% 04/01/15                                1,350,000        1,579,810

       CA SACRAMENTO COUNTY SANITATION DISTRICT   Series 2001,
                                                   Insured: AMBAC
                                                      5.500% 12/01/18                                2,000,000        2,314,340

      CA SANTA MARIA WATER & WASTEWATER REVENUE   Series 1997 A,
                                                   Insured: AMBAC
                                                     (a) 08/01/14                                    2,000,000        1,369,100

            CA STATE DEPARTMENT WATER RESOURCES   Series 2001 W,
                                                   Insured: FSA
                                                      5.500% 12/01/14                                2,000,000        2,307,880

             CA WEST KERN COUNTY WATER DISTRICT   Series 2001,
                                                      5.625% 06/01/31                                1,500,000        1,569,435
                                                                                                                 --------------

                                                                                           Water & Sewer Total        9,140,565
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL       19,194,104

                                                  TOTAL MUNICIPAL BONDS
                                                  (COST OF $208,133,704)                                            233,699,552

                                 See Accompanying Notes to Financial Statements.

INVESTMENT COMPANY - 0.0%

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                  Dreyfus California Tax-Exempt
                                                   Money Market Fund                                         1                1
                                                  TOTAL INVESTMENT COMPANY                                       --------------
                                                  (COST OF $1)                                                                1

SHORT-TERM OBLIGATIONS - 0.8%
VARIABLE RATE DEMAND NOTES (g) - 0.8%

                                                                                                       PAR ($)
-------------------------------------------------------------------------------------------------------------------------------
            CA IRVINE IMPROVEMENT BOND ACT 1915   Assessment District Number 97-17,
                                                   Series 1998,
                                                      3.010% 09/02/23                                  700,000          700,000

         CA STATE DEPARTMENT OF WATER RESOURCES   Power Supply Revenue,
                                                   Series 2002 B-2,
                                                      3.120% 05/01/22                                  700,000          700,000

           CA TULARE LOCAL HEALTH CARE DISTRICT   Health Facilities Revenue,
                                                   Series 2002,
                                                      3.030% 12/01/32                                  600,000          600,000
                                                                                                                 --------------
                                                                                          VARIABLE RATE DEMAND
                                                                                                   NOTES TOTAL        2,000,000

                                                  TOTAL SHORT-TERM OBLIGATIONS
                                                  (COST OF $2,000,000)                                                2,000,000

                                                  TOTAL INVESTMENTS - 99.5%
                                                  (COST OF $210,133,705) (h)                                        235,699,553

                                                  OTHER ASSETS & LIABILITIES,
                                                   NET - 0.5%                                                         1,072,173

                                                  NET ASSETS - 100.0%                                               236,771,726

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

(b) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At April 30, 2005, the value of these securities amounted to $4,618,796 which represents 2.0% of net assets.

     Additional information on these restricted securities is as follows:

                                                                                  ACQUISITION   ACQUISITION
     SECURITY                                                                        DATE          COST
     ------------------------------------------------------------------------------------------------------
     CA Statewide Communities Development Authority:
      Crossroads School of Arts & Sciences, Series 1998,
       6.000% 08/01/28                                                             08/21/98     $ 1,805,000
      Eskaton Village - Grass Valley, Series 2000, 8.250% 11/15/31                 09/08/00       2,470,000
                                                                                                -----------
                                                                                                $ 4,275,000
                                                                                                -----------

(c) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(d) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(e) The security or a portion of the security is pledged as collateral for open futures contracts. At April 30, 2005, the total market value of securities pledged amounted to $618,185.

See Accompanying Notes to Financial Statements.

(f) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of April 30, 2005, the value of this security represents 0.1% of net assets.

(g) Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2005.

(h)  Cost for federal income tax purposes is $210,089,453.

     At April 30, 2005, the Fund held the following open short futures contracts:

                           NUMBER OF                 AGGREGATE      EXPIRATION   UNREALIZED
            TYPE           CONTRACTS    VALUE        FACE VALUE       DATE      DEPRECIATION
     ----------------------------------------------------------------------------------------
     U.S. Treasury Bonds
     10-Year                   65       $ 7,242,423   $ 7,226,830   Jun-05        $   (15,593)
                                                                                  -----------

     At April 30, 2005, the Fund held investments in the following sectors:

                                                             % OF
     HOLDINGS BY REVENUE SOURCE                           NET ASSETS
     ---------------------------------------------------------------
     Tax-Backed                                              62.9%
     Other                                                   13.5
     Utilities                                                8.1
     Health Care                                              6.3
     Education                                                3.6
     Resource Recovery                                        1.7
     Other Revenue                                            1.5
     Housing                                                  1.0
     Transportation                                           0.1
     Short-Term Obligations                                   0.8
     Other Assets & Liabilities, Net                          0.5
                                                            -----
                                                            100.0%
                                                            =====

            ACRONYM                                  NAME
              AMBAC                          Ambac Assurance Corp.
               AMT                          Alternative Minimum Tax
              FGIC                     Financial Guaranty Insurance Co.
              FNMA                   Federal National Mortgage Association
               FSA                    Financial Security Assurance, Inc.
              GNMA                 Government National Mortgage Association
              IFRN                        Inverse Floating Rate Note
              MBIA                            MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2005 (UNAUDITED)                   COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS     Investments, at cost                                                  210,133,705
                                                                                                              ----------------
                                             Investments, at value                                                 235,699,553
                                             Cash                                                                       81,003
                                             Receivable for:
                                               Fund shares sold                                                        263,406
                                               Interest                                                              2,846,936
                                               Futures variation margin                                                 16,250
                                             Deferred Trustees' compensation plan                                       14,847
                                                                                                              ----------------
                                                                                               Total Assets        238,921,995

                             LIABILITIES     Payable for:
                                               Investments purchased                                                 1,500,000
                                               Fund shares repurchased                                                  67,551
                                               Distributions                                                           333,461
                                               Investment advisory fee                                                  97,331
                                               Transfer agent fee                                                       31,371
                                               Pricing and bookkeeping fees                                             11,898
                                               Merger fee                                                                9,091
                                               Trustees' fees                                                              103
                                               Custody fee                                                               2,256
                                               Distribution and service fees                                            55,037
                                             Deferred Trustees' fees                                                    14,847
                                             Other liabilities                                                          27,323
                                                                                                              ----------------
                                                                                          Total Liabilities          2,150,269

                                                                                                 NET ASSETS        236,771,726

               COMPOSITION OF NET ASSETS     Paid-in capital                                                       212,463,896
                                             Undistributed net investment income                                       209,181
                                             Accumulated net realized loss                                          (1,451,606)
                                             Net unrealized appreciation (depreciation) on:
                                               Investments                                                          25,565,848
                                               Futures contracts                                                       (15,593)

                                                                                                 NET ASSETS        236,771,726

                                 CLASS A     Net assets                                                            197,018,356
                                             Shares outstanding                                                     25,493,099
                                             Net asset value per share                                                    7.73(a)
                                             Maximum offering price per share ($7.73/0.9525)                              8.12(b)

                                 CLASS B     Net assets                                                             25,597,318
                                             Shares outstanding                                                      3,312,160
                                             Net asset value and offering price per share                                 7.73(a)

                                 CLASS C     Net assets                                                             14,156,052
                                             Shares outstanding                                                      1,831,733
                                             Net asset value and offering price per share                                 7.73(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------

                       INVESTMENT INCOME     Interest                                                                5,835,645

                                EXPENSES     Investment advisory fee                                                   591,469
                                             Distribution fee:
                                               Class B                                                                 100,593
                                               Class C                                                                  53,074
                                             Service fee:
                                               Class A                                                                 211,942
                                               Class B                                                                  29,064
                                               Class C                                                                  15,344
                                             Transfer agent fee                                                         86,654
                                             Pricing and bookkeeping fees                                               46,081
                                             Trustees' fees                                                              7,016
                                             Custody fee                                                                 6,853
                                             Merger costs                                                                9,091
                                             Non-recurring costs (See Note 7)                                            2,938
                                             Other expenses                                                             60,222
                                                                                                              ----------------
                                               Total Expenses                                                        1,220,341
                                             Fees waived by Distributor - Class C                                      (21,227)
                                             Non-recurring costs assumed by Investment Advisor (See Note 7)             (2,938)
                                             Custody earnings credit                                                      (689)
                                                                                                              ----------------
                                               Net Expenses                                                          1,195,487
                                                                                                              ----------------
                                             Net Investment Income                                                   4,640,158

 NET REALIZED AND UNREALIZED GAIN (LOSS)     Net realized gain (loss) on:
    ON INVESTMENTS AND FUTURES CONTRACTS       Investments                                                             113,256
                                               Futures contracts                                                      (132,133)
                                                                                                              ----------------
                                                 Net realized loss                                                     (18,877)
                                             Net change in unrealized appreciation/depreciation on:

                                               Investments                                                            (740,625)
                                               Futures contracts                                                       264,494
                                                                                                              ----------------
                                                 Net change in unrealized appreciation/depreciation                   (476,131)
                                                                                                              ----------------
                                             Net Loss                                                                 (495,008)
                                                                                                              ----------------
                                             Net Increase in Net Assets from Operations                              4,145,150

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                 (UNAUDITED)
                                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                                                   APRIL 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                  2005 ($)        2004 ($)
----------------------------------------------------------------------------------------------------------------------------
                              OPERATIONS     Net investment income                                 4,640,158       9,980,229
                                             Net realized loss on investments and futures
                                               contracts                                             (18,877)       (697,479)
                                             Net change in unrealized appreciation
                                               (depreciation) on investments and futures
                                               contracts                                            (476,131)      6,963,229
                                                                                            --------------------------------
                                                  Net Increase from Operations                     4,145,150      16,245,979

  DISTRIBUTIONS DECLARED TO SHAREHOLDERS     From net investment income:
                                               Class A                                            (3,944,234)     (8,177,625)
                                               Class B                                              (440,068)     (1,055,904)
                                               Class C                                              (253,489)       (580,088)
                                             From net realized gains:
                                               Class A                                                    --      (4,374,868)
                                               Class B                                                    --        (754,999)
                                               Class C                                                    --        (380,517)
                                                                                            --------------------------------
                                                  Total Distributions Declared to
                                                    Shareholders                                  (4,637,791)    (15,324,001)

                      SHARE TRANSACTIONS     Class A:
                                               Subscriptions                                       4,776,237       9,941,419
                                               Distributions reinvested                            2,190,049       7,041,670
                                               Redemptions                                        (9,433,469)    (30,096,128)
                                                                                            --------------------------------
                                                 Net Decrease                                     (2,467,183)    (13,113,039)
                                             Class B:
                                               Subscriptions                                         391,785       1,059,679
                                               Distributions reinvested                              281,760       1,218,645
                                               Redemptions                                        (3,605,855)    (12,480,584)
                                                                                            --------------------------------
                                                 Net Decrease                                     (2,932,310)    (10,202,260)
                                             Class C:
                                               Subscriptions                                       1,310,088       2,176,274
                                               Distributions reinvested                              131,480         592,234
                                               Redemptions                                        (1,499,042)     (6,743,287)
                                                                                            --------------------------------
                                                 Net Decrease                                        (57,474)     (3,974,779)
                                                                                            --------------------------------
                                             Net Decrease from Share Transactions                 (5,456,967)    (27,290,078)
                                                                                            --------------------------------
                                                   Total Decrease in Net Assets                   (5,949,608)    (26,368,100)

                              NET ASSETS     Beginning of period                                 242,721,334     269,089,434
                                             End of period                                       236,771,726     242,721,334
                                             Undistributed net investment income at end
                                               of period                                             209,181         206,814

                       CHANGES IN SHARES     Class A:
                                               Subscriptions                                         622,411       1,301,237
                                               Issued for distributions reinvested                   285,243         921,074
                                               Redemptions                                        (1,228,297)     (3,956,104)
                                                                                            --------------------------------
                                                 Net Decrease                                       (320,643)     (1,733,793)
                                             Class B:
                                               Subscriptions                                          51,071         138,730
                                               Issued for distributions reinvested                    36,701         159,213
                                               Redemptions                                          (469,272)     (1,639,009)
                                                                                            --------------------------------
                                                 Net Decrease                                       (381,500)     (1,341,066)
                                             Class C:
                                               Subscriptions                                         169,596         284,574
                                               Issued for distributions reinvested                    17,122          77,406
                                               Redemptions                                          (194,614)       (892,028)
                                                                                            --------------------------------
                                                 Net Decrease                                         (7,896)       (530,048)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2005 (UNAUDITED)                   COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2004, was as follows:

                     OCTOBER 31, 2004
----------------------------------------------------------
      TAX-EXEMPT        ORDINARY            LONG-TERM
        INCOME           INCOME*          CAPITAL GAINS
----------------------------------------------------------
    $  9,816,129       $  535,761          $  4,972,111

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2005, based on cost of investments for federal income tax purposes, was:

     Unrealized appreciation                $  27,377,394
     Unrealized depreciation                   (1,767,294)
                                            -------------
       Net unrealized appreciation          $  25,610,100

The following capital loss carryforward, determined as of October 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF EXPIRATION              CAPITAL LOSS CARRYFORWARD
-------------------------------------------------------------------
     2012                                   $  732,284

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
------------------------------------------------------------
          First $1 billion                0.50%
      $1 billion to $3 billion            0.45%
           Over $3 billion                0.40%

For the six months ended April 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended April 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.039%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended April 30, 2005, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.07%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended April 30, 2005, the Distributor has retained net underwriting discounts of $10,781 on sales of the Fund's Class A shares and net CDSC fees of $24,176 and $38 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the six months ended April 30, 2005, the Fund's annualized effective service fee rate was 0.22%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended April 30, 2005, the Fund paid $869 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $1,500,000 and 3,445,310, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended April 30, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Services, Inc. At April 30, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows: Ambac Assurance Corp., 26.8%, MBIA Insurance Corp., 25.0%, Financial Security Assurance, Inc., 8.4% and Financial Guaranty Insurance Co., 6.1%.

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at April 30, 2005 invested in debt obligations issued by California and Puerto Rico and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended April 30, 2005, Columbia has assumed $2,938 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                          (UNAUDITED)
                           SIX MONTHS                         PERIOD
                                ENDED      YEAR ENDED          ENDED
                            APRIL 30,     OCTOBER 31,    OCTOBER 31,                        YEAR ENDED JANUARY 31,
CLASS A SHARES                   2005            2004        2003(a)           2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD       $      7.74     $      7.70    $      7.63     $     7.59    $     7.68       $     6.92    $     7.73

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.15(b)         0.31(b)        0.23(b)        0.33(b)       0.34(b)(c)       0.35(d)       0.35(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts               (0.01)           0.20           0.07           0.08          0.01(c)          0.77         (0.79)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
Total from Investment
Operations                       0.14            0.51           0.30           0.41          0.35             1.12         (0.44)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:

From net investment
income                          (0.15)          (0.31)         (0.23)         (0.33)        (0.32)           (0.35)        (0.35)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
From net realized gains            --           (0.16)            --          (0.04)        (0.12)           (0.01)           --
In excess of net realized
gains                              --              --             --             --            --               --         (0.02)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
Total Distributions
Declared to Shareholders        (0.15)          (0.47)         (0.23)         (0.37)        (0.44)           (0.36)        (0.37)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
NET ASSET VALUE, END OF
 PERIOD                   $      7.73     $      7.74    $      7.70     $     7.63    $     7.59       $     7.68    $     6.92
Total return (e)                 1.89%(f)        6.81%          3.96%(f)       5.46%         4.70%           16.49%        (5.92)%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                     0.90%(h)        0.87%          0.98%(h)       0.93%         0.91%            0.89%         0.91%
Net investment income (g)        4.04%(h)        4.07%          4.04%(h)       4.27%         4.42%(c)         4.79%         4.72%
Portfolio turnover rate             1%(f)           4%             9%(f)         10%            7%               9%           19%
Net assets, end of
period (000's)            $   197,018     $   199,877    $   212,086     $  220,494    $  228,430       $  212,839    $  194,606

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.41% to 4.42%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                          (UNAUDITED)
                           SIX MONTHS                         PERIOD
                                ENDED      YEAR ENDED          ENDED
                            APRIL 30,     OCTOBER 31,    OCTOBER 31,                        YEAR ENDED JANUARY 31,
CLASS B SHARES                   2005            2004        2003(a)           2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD       $      7.74     $      7.70    $      7.63     $     7.59    $     7.68       $     6.92    $     7.73

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.13(b)         0.25(b)        0.19(b)        0.27(b)       0.28(b)(c)       0.29(d)       0.29(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts               (0.01)           0.20           0.07           0.08          0.02(c)          0.77         (0.79)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
Total from Investment
Operations                       0.12            0.45           0.26           0.35          0.30             1.06         (0.50)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                          (0.13)          (0.25)         (0.19)         (0.27)        (0.29)           (0.29)        (0.29)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
From net realized gains            --           (0.16)            --          (0.04)        (0.10)           (0.01)           --
In excess of net realized
gains                              --              --             --             --            --            --            (0.02)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
Total Distributions
Declared to Shareholders        (0.13)          (0.41)         (0.19)         (0.31)        (0.39)           (0.30)        (0.31)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
NET ASSET VALUE, END OF
 PERIOD                   $      7.73     $      7.74    $      7.70     $     7.63    $     7.59       $     7.68    $     6.92
Total return (e)                 1.51%(f)        6.01%          3.38%(f)       4.68%         3.94%           15.63%        (6.63)%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:

Expenses (g)                     1.65%(h)        1.62%          1.73%(h)       1.68%         1.66%            1.64%         1.66%
Net investment income (g)        3.29%(h)        3.32%          3.29%(h)       3.52%         3.67%(c)         4.04%         3.97%
Portfolio turnover rate             1%(f)           4%             9%(f)         10%            7%               9%           19%
Net assets, end of
period (000's)            $    25,597     $    28,600    $    38,760     $   43,436    $   47,989       $   68,414    $   80,416

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.66% to 3.67%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                          (UNAUDITED)
                           SIX MONTHS                         PERIOD
                                ENDED      YEAR ENDED          ENDED
                            APRIL 30,      OCTOBER 31,   OCTOBER 31,                    YEAR ENDED JANUARY 31,
CLASS C SHARES                   2005            2004        2003(a)           2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD       $      7.74     $      7.70    $      7.63     $     7.59    $     7.68       $     6.92    $     7.73

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.14(b)         0.28(b)        0.21(b)        0.29(b)       0.31(b)(c)       0.32(d)       0.31(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts               (0.01)           0.19           0.06           0.08          0.01(c)          0.77         (0.79)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
Total from Investment
Operations                       0.13            0.47           0.27           0.37          0.32             1.09         (0.48)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:

From net investment
income                          (0.14)          (0.27)         (0.20)         (0.29)        (0.30)           (0.32)        (0.31)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
From net realized gains            --           (0.16)            --          (0.04)        (0.11)           (0.01)           --
In excess of net realized
gains                              --              --             --             --            --               --         (0.02)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
Total Distributions
Declared to Shareholders        (0.14)          (0.43)         (0.20)         (0.33)        (0.41)           (0.33)        (0.33)
                          -----------     -----------    -----------     ----------    ----------       ----------    ----------
NET ASSET VALUE, END OF
 PERIOD                   $      7.73     $      7.74    $      7.70     $     7.63    $     7.59       $     7.68    $     6.92

Total return (e)(f)              1.66%(g)        6.33%          3.61%(g)       4.99%         4.24%           15.97%        (6.35)%

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                     1.35%(i)        1.32%          1.43%(i)       1.38%         1.36%            1.34%         1.36%
Net investment income (h)        3.59%(i)        3.62%          3.59%(i)       3.82%         3.97%(c)         4.34%         4.27%
Waiver/reimbursement             0.30%(i)        0.30%          0.30%(i)       0.30%         0.30%            0.30%         0.30%
Portfolio turnover rate             1%(g)           4%             9%(g)         10%            7%               9%           19%
Net assets, end of
period (000's)            $    14,156     $    14,244    $    18,244     $   23,686    $   26,354       $    5,872    $    6,059

(a)  The Fund changed its fiscal year end from January 31 to October 31.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.96% to 3.97%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 13, 2004, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

COLUMBIA FUNDS
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                  LARGE GROWTH      Columbia Growth Stock
                                    Columbia Large Cap Growth
                                    Columbia Tax-Managed Growth
                                    Columbia Tax-Managed Growth II*
                                    Columbia Young Investor

                   LARGE VALUE      Columbia Disciplined Value
                                    Columbia Growth & Income*
                                    Columbia Large Cap Core
                                    Columbia Tax-Managed Value*

                 MIDCAP GROWTH      Columbia Acorn Select
                                    Columbia Mid Cap Growth

                  MIDCAP VALUE      Columbia Dividend Income
                                    Columbia Mid Cap Value*
                                    Columbia Strategic Investor

                  SMALL GROWTH      Columbia Acorn
                                    Columbia Acorn USA
                                    Columbia Small Company Equity

                   SMALL VALUE      Columbia Small Cap Value

                      BALANCED      Columbia Asset Allocation
                                    Columbia Balanced
                                    Columbia Liberty Fund
                                    Columbia Thermostat

                     SPECIALTY      Columbia Real Estate Equity
                                    Columbia Technology
                                    Columbia Utilities

          TAXABLE FIXED-INCOME      Columbia Corporate Bond**
                                    Columbia Federal Securities
                                    Columbia Fixed Income Securities*
                                    Columbia High Yield
                                    Columbia High Yield Opportunity
                                    Columbia Income*
                                    Columbia Intermediate Bond
                                    Columbia Intermediate Government Income*
                                    Columbia Quality Plus Bond
                                    Columbia Short Term Bond*
                                    Columbia Strategic Income

                    TAX EXEMPT      Columbia High Yield Municipal
                                    Columbia Intermediate Tax-Exempt Bond
                                    Columbia Managed Municipals*
                                    Columbia National Municipal Bond**
                                    Columbia Tax-Exempt
                                    Columbia Tax-Exempt Insured

       SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                    Columbia Connecticut Intermediate Municipal Bond
                                    Columbia Connecticut Tax-Exempt
                                    Columbia Florida Intermediate Municipal Bond*
                                    Columbia Massachusetts Intermediate Municipal Bond
                                    Columbia Massachusetts Tax-Exempt
                                    Columbia New Jersey Intermediate Municipal Bond
                                    Columbia New York Intermediate Municipal Bond
                                    Columbia New York Tax-Exempt
                                    Columbia Oregon Municipal Bond
                                    Columbia Pennsylvania Intermediate Municipal Bond*
                                    Columbia Rhode Island Intermediate Municipal Bond

                  MONEY MARKET      Columbia Money Market*
                                    Columbia Municipal Money Market*

          INTERNATIONAL/GLOBAL      Columbia Acorn International
                                    Columbia Acorn International Select
                                    Columbia Global Equity
                                    Columbia International Stock
                                    Columbia Newport Greater China
                                    Columbia Newport Tiger*

                         INDEX      Columbia Large Company Index*
                                    Columbia Small Company Index*
                                    Columbia U.S. Treasury Index

* The fund is closed to new investments. The fund's trustees have approved the merger of this fund, which is scheduled to occur before the end of 2005.

** The fund is closed to new investments. The fund's trustees have approved the liquidation of this fund.


PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA CALIFORNIA TAX-EXEMPT FUND SEMIANNUAL REPORT, APRIL 30, 2005       PRSRT STD
                                                                          U.S. POSTAGE
                                                                              PAID
                                                                          HOLLISTON, MA
                                                                          PERMIT NO. 20

[COLUMBIA MANAGEMENT(R) LOGO]

(C) 2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                               SHC-44/86251-0505 (06/05) 05/6061

[GRAPHIC]

COLUMBIA CONNECTICUT
TAX-EXEMPT FUND

SEMIANNUAL REPORT

APRIL 30, 2005

TABLE OF CONTENTS

PERFORMANCE INFORMATION                                                        1

FUND PROFILE                                                                   2

UNDERSTANDING YOUR EXPENSES                                                    3

ECONOMIC UPDATE                                                                4

PORTFOLIO MANAGER'S REPORT                                                     5

INVESTMENT PORTFOLIO                                                           7

STATEMENT OF ASSETS AND LIABILITIES                                           18

STATEMENT OF OPERATIONS                                                       19

STATEMENT OF CHANGES IN NET ASSETS                                            20

NOTES TO FINANCIAL STATEMENTS                                                 21

FINANCIAL HIGHLIGHTS                                                          27

BOARD CONSIDERATION AND APPROVAL OF
INVESTMENT ADVISORY AGREEMENT                                                 30

IMPORTANT INFORMATION
ABOUT THIS REPORT                                                             33

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER: In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

PERFORMANCE INFORMATION

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                        CLASS A SHARES         CLASS A SHARES       LEHMAN BROTHERS MUNICIPAL
                     WITHOUT SALES CHARGE     WITH SALES CHARGE            BOND INDEX
05/01/1995                       $ 10,000              $  9,525              $ 10,000
05/31/1995                       $ 10,240              $  9,754              $ 10,319
06/30/1995                       $ 10,108              $  9,628              $ 10,229
07/31/1995                       $ 10,141              $  9,660              $ 10,326
08/31/1995                       $ 10,298              $  9,809              $ 10,458
09/30/1995                       $ 10,386              $  9,893              $ 10,523
10/31/1995                       $ 10,545              $ 10,044              $ 10,676
11/30/1995                       $ 10,746              $ 10,236              $ 10,853
12/31/1995                       $ 10,878              $ 10,362              $ 10,957
01/31/1996                       $ 10,939              $ 10,420              $ 11,041
02/29/1996                       $ 10,843              $ 10,328              $ 10,966
03/31/1996                       $ 10,688              $ 10,180              $ 10,825
04/30/1996                       $ 10,677              $ 10,170              $ 10,795
05/31/1996                       $ 10,682              $ 10,174              $ 10,791
06/30/1996                       $ 10,787              $ 10,275              $ 10,908
07/31/1996                       $ 10,894              $ 10,377              $ 11,006
08/31/1996                       $ 10,883              $ 10,366              $ 11,004
09/30/1996                       $ 11,020              $ 10,497              $ 11,158
10/31/1996                       $ 11,128              $ 10,600              $ 11,284
11/30/1996                       $ 11,327              $ 10,789              $ 11,491
12/31/1996                       $ 11,286              $ 10,750              $ 11,443
01/31/1997                       $ 11,321              $ 10,783              $ 11,464
02/28/1997                       $ 11,446              $ 10,903              $ 11,570
03/31/1997                       $ 11,315              $ 10,777              $ 11,416
04/30/1997                       $ 11,395              $ 10,854              $ 11,512
05/31/1997                       $ 11,551              $ 11,003              $ 11,686
06/30/1997                       $ 11,678              $ 11,124              $ 11,811
07/31/1997                       $ 11,960              $ 11,392              $ 12,138
08/31/1997                       $ 11,870              $ 11,306              $ 12,024
09/30/1997                       $ 12,014              $ 11,443              $ 12,167
10/31/1997                       $ 12,095              $ 11,521              $ 12,245
11/30/1997                       $ 12,162              $ 11,584              $ 12,317
12/31/1997                       $ 12,325              $ 11,739              $ 12,497
01/31/1998                       $ 12,454              $ 11,863              $ 12,626
02/28/1998                       $ 12,455              $ 11,864              $ 12,629
03/31/1998                       $ 12,457              $ 11,865              $ 12,641
04/30/1998                       $ 12,378              $ 11,790              $ 12,584
05/31/1998                       $ 12,589              $ 11,991              $ 12,783
06/30/1998                       $ 12,638              $ 12,037              $ 12,832
07/31/1998                       $ 12,657              $ 12,056              $ 12,865
08/31/1998                       $ 12,871              $ 12,259              $ 13,064
09/30/1998                       $ 13,051              $ 12,431              $ 13,227
10/31/1998                       $ 13,036              $ 12,417              $ 13,227
11/30/1998                       $ 13,069              $ 12,448              $ 13,274
12/31/1998                       $ 13,119              $ 12,496              $ 13,307
01/31/1999                       $ 13,270              $ 12,639              $ 13,465
02/28/1999                       $ 13,199              $ 12,572              $ 13,406
03/31/1999                       $ 13,169              $ 12,543              $ 13,425
04/30/1999                       $ 13,219              $ 12,591              $ 13,458
05/31/1999                       $ 13,136              $ 12,512              $ 13,380
06/30/1999                       $ 12,966              $ 12,350              $ 13,187
07/31/1999                       $ 13,019              $ 12,401              $ 13,235
08/31/1999                       $ 12,919              $ 12,305              $ 13,129
09/30/1999                       $ 12,902              $ 12,289              $ 13,134
10/31/1999                       $ 12,768              $ 12,162              $ 12,992
11/30/1999                       $ 12,873              $ 12,261              $ 13,130
12/31/1999                       $ 12,806              $ 12,198              $ 13,032
01/31/2000                       $ 12,757              $ 12,151              $ 12,974
02/29/2000                       $ 12,914              $ 12,301              $ 13,125
03/31/2000                       $ 13,165              $ 12,539              $ 13,411
04/30/2000                       $ 13,059              $ 12,439              $ 13,332
05/31/2000                       $ 13,010              $ 12,392              $ 13,263
06/30/2000                       $ 13,349              $ 12,715              $ 13,614
07/31/2000                       $ 13,567              $ 12,922              $ 13,803
08/31/2000                       $ 13,784              $ 13,129              $ 14,016
09/30/2000                       $ 13,712              $ 13,061              $ 13,943
10/31/2000                       $ 13,860              $ 13,202              $ 14,095
11/30/2000                       $ 13,971              $ 13,308              $ 14,202
12/31/2000                       $ 14,337              $ 13,656              $ 14,553
01/31/2001                       $ 14,451              $ 13,764              $ 14,697
02/28/2001                       $ 14,539              $ 13,848              $ 14,744
03/31/2001                       $ 14,635              $ 13,940              $ 14,877
04/30/2001                       $ 14,424              $ 13,739              $ 14,716
05/31/2001                       $ 14,560              $ 13,868              $ 14,875
06/30/2001                       $ 14,691              $ 13,993              $ 14,974
07/31/2001                       $ 14,934              $ 14,225              $ 15,196
08/31/2001                       $ 15,199              $ 14,477              $ 15,447
09/30/2001                       $ 15,181              $ 14,459              $ 15,394
10/31/2001                       $ 15,408              $ 14,676              $ 15,578
11/30/2001                       $ 15,237              $ 14,513              $ 15,447
12/31/2001                       $ 15,120              $ 14,402              $ 15,300
01/31/2002                       $ 15,351              $ 14,622              $ 15,565
02/28/2002                       $ 15,565              $ 14,825              $ 15,751
03/31/2002                       $ 15,216              $ 14,493              $ 15,443
04/30/2002                       $ 15,545              $ 14,806              $ 15,744
05/31/2002                       $ 15,602              $ 14,861              $ 15,840
06/30/2002                       $ 15,758              $ 15,010              $ 16,008
07/31/2002                       $ 15,952              $ 15,194              $ 16,214
08/31/2002                       $ 16,124              $ 15,358              $ 16,409
09/30/2002                       $ 16,456              $ 15,675              $ 16,768
10/31/2002                       $ 16,191              $ 15,422              $ 16,490
11/30/2002                       $ 16,085              $ 15,321              $ 16,421
12/31/2002                       $ 16,482              $ 15,699              $ 16,767
01/31/2003                       $ 16,355              $ 15,578              $ 16,725
02/28/2003                       $ 16,671              $ 15,879              $ 16,959
03/31/2003                       $ 16,684              $ 15,891              $ 16,969
04/30/2003                       $ 16,819              $ 16,020              $ 17,081
05/31/2003                       $ 17,240              $ 16,421              $ 17,481
06/30/2003                       $ 17,150              $ 16,335              $ 17,408
07/31/2003                       $ 16,447              $ 15,666              $ 16,798
08/31/2003                       $ 16,605              $ 15,816              $ 16,924
09/30/2003                       $ 17,154              $ 16,339              $ 17,422
10/31/2003                       $ 17,043              $ 16,233              $ 17,335
11/30/2003                       $ 17,264              $ 16,444              $ 17,515
12/31/2003                       $ 17,378              $ 16,553              $ 17,661
01/31/2004                       $ 17,413              $ 16,586              $ 17,761
02/29/2004                       $ 17,742              $ 16,899              $ 18,028
03/31/2004                       $ 17,604              $ 16,768              $ 17,965
04/30/2004                       $ 17,035              $ 16,226              $ 17,539
05/31/2004                       $ 17,001              $ 16,194              $ 17,476
06/30/2004                       $ 17,074              $ 16,263              $ 17,539
07/31/2004                       $ 17,298              $ 16,476              $ 17,770
08/31/2004                       $ 17,670              $ 16,830              $ 18,125
09/30/2004                       $ 17,739              $ 16,896              $ 18,222
10/31/2004                       $ 17,879              $ 17,030              $ 18,378
11/30/2004                       $ 17,670              $ 16,830              $ 18,228
12/31/2004                       $ 17,892              $ 17,042              $ 18,450
01/31/2005                       $ 18,012              $ 17,157              $ 18,622
02/28/2005                       $ 17,890              $ 17,040              $ 18,560
03/31/2005                       $ 17,677              $ 16,837              $ 18,443
04/30/2005                       $ 18,011              $ 17,155              $ 18,735

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

  SHARE CLASS                                     A                     B                     C
--------------------------------------------------------------------------------------------------------
  INCEPTION                                    11/01/91              06/08/92              08/01/97
--------------------------------------------------------------------------------------------------------
  SALES CHARGE                           WITHOUT      WITH     WITHOUT      WITH     WITHOUT      WITH
--------------------------------------------------------------------------------------------------------
  6-month (cumulative)                       0.80      -3.99       0.43      -4.49       0.58      -0.41
  1-year                                     5.80       0.78       5.02       0.02       5.33       4.33
  5-year                                     6.66       5.62       5.87       5.55       6.18       6.18
  10-year                                    6.06       5.55       5.27       5.27       5.52       5.52

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

  SHARE CLASS                                     A                     B                     C
--------------------------------------------------------------------------------------------------------
  SALES CHARGE                           WITHOUT      WITH     WITHOUT      WITH     WITHOUT      WITH
--------------------------------------------------------------------------------------------------------
  6-month (cumulative)                      -0.34      -5.07      -0.71      -5.58      -0.56      -1.54
  1-year                                     0.43      -4.34      -0.32      -5.14      -0.02      -0.99
  5-year                                     6.07       5.05       5.29       4.96       5.60       5.60
  10-year                                    5.86       5.35       5.08       5.08       5.32       5.32

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND THE FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on November 1, 1991, class B shares were initially offered on June 8, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05 ($)

   SALES CHARGE      WITHOUT        WITH
--------------------------------------------
   Class A            18,011       17,155
   Class B            16,718       16,718
   Class C            17,109       17,109

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

FUND PROFILE

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 04/30/05 (%)

  Local general obligations                28.9
  Education                                13.4
  Refunded/escrowed                        10.8
  State general obligations                10.3
  Special non-property tax                  5.5

QUALITY BREAKDOWN AS OF 04/30/05 (%)

  AAA                                      73.3
  AA                                       15.7
  A                                         3.7
  BBB                                       3.8
  BB                                        0.5
  Non-rated                                 0.7
  Cash equivalent                           2.3

MATURITY BREAKDOWN AS OF 04/30/05 (%)

  1-3 years                                 0.7
  3-5 years                                 4.8
  5-7 years                                16.9
  7-10 years                               22.6
  10-15 years                              28.6
  15-20 years                              10.9
  20-25 years                               9.5
  25 years and over                         3.7
  Cash equivalent                           2.3

Sector breakdowns are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SIDENOTE]

SUMMARY

- For the six-month period ended April 30, 2005, the fund's class A shares returned 0.80% without sales charge.

-    Longer-term and lower quality bonds were market leaders during the period.

- The fund's emphasis on intermediate-term bonds and higher quality bonds hampered returns relative to the Lipper peer group average.

CLASS A SHARES                                0.80%
LEHMAN BROTHERS MUNICIPAL BOND INDEX          1.93%

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
     Seeks as high a level of after-tax total return, as is consistent with prudent risk

                                TOTAL NET ASSETS
                                 $167.5 million

MANAGEMENT STYLE

                              FIXED INCOME MATURITY
                              ---------------------
                              SHORT   INTERM.  LONG
                              -----   -------  ----
QUALITY
-------
HIGH                                           X
MED
LOW

UNDERSTANDING YOUR EXPENSES

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

                ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE              EXPENSES PAID          FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)         DURING THE PERIOD ($)       EXPENSE RATIO (%)
             ------------------------------------------------------------------------------------------------------------
                ACTUAL      HYPOTHETICAL      ACTUAL      HYPOTHETICAL      ACTUAL      HYPOTHETICAL
  Class A        1,000.00       1,000.00       1,008.03       1,020.68           4.13           4.16                 0.83
  Class B        1,000.00       1,000.00       1,004.31       1,016.96           7.85           7.90                 1.58
  Class C        1,000.00       1,000.00       1,005.80       1,018.45           6.37           6.41                 1.28

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

ECONOMIC UPDATE

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

During the six-month period that began November 1, 2004, and ended April 30, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap between the United States and its trading partners appeared to have been overstated. First quarter 2005 GDP growth was also estimated at 3.1%, then revised to 3.5%, confirming that the economy remained on a firm footing throughout the period.

Job growth dominated US economic news throughout the period as the pace of new job creation picked up and more than two million jobs were created in 2004. Both January and March 2005 job additions came in somewhat below expectations. However, the number of jobs created in April was significantly higher than expectations and that helped keep the labor markets on track. The earlier job figures put an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

BOND RETURNS SLID LATE IN THE PERIOD

The US bond market delivered modest returns as yields generally edged higher until the last month of the period, when they moved lower. Bond yields and prices move in opposite directions. Unsettled by announcements of weak performance by both General Motors and Ford, investors anticipated a ratings downgrade and that expectation rippled through the high-yield markets.(1) In this environment, the Lehman Brothers Aggregate Bond Index returned 0.98% for the period. Municipal bonds outperformed taxable bonds and Treasury bonds outperformed most corporate bonds. Gains achieved by high-yield bonds early in the period were offset by negative returns late in the period. As a result, the Merrill Lynch US High Yield, Cash Pay Index was flat, with no gain or loss for the period.

STOCKS RALLIED, THEN LOST MOMENTUM

The stock market rallied in November and December of 2004, as uncertainty surrounding the US presidential election was resolved and energy prices appeared to stabilize. However, investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation and subdued corporate profit growth. The stock market held onto only modest gains for the six-month period. The S&P 500 Index returned 3.28%. Value stocks did better than growth stocks, as measured by the Russell 1000 Value Index, which gained 6.72% over the same period.

SHORT-TERM INTEREST RATES MOVED HIGHER

The Federal Reserve (the Fed) made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter-percentage-point increases during this reporting period, the fed funds rate stood at 2.75%.(2) Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed left the door open for more aggressive action by indicating that it would respond to economic changes as needed in order to control inflation.

(1)  On May 5, both GM and Ford bonds were downgraded to "junk" status.
(2)  On May 3, the federal funds rate was raised to 3.0%.

[SIDENOTE]

SUMMARY:

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

- Despite rising interest rates, bonds delivered modest gains. The Lehman Brothers Aggregate Bond Index returned 0.98%. Auto industry news unsettled the high-yield market. The Merrill Lynch US High Yield, Cash Pay Index was flat, with no gain or loss for the period.

LEHMAN INDEX                        0.98%
MERRILL LYNCH INDEX                 0.00%

- The stock market held on to some of the returns achieved early in the period even though it lost momentum late in the period. The S&P 500 Index returned 3.28%. Value stocks did better, as measured by the Russell 1000 Value Index.

S&P500 INDEX                        3.28%
RUSSELL INDEX                       6.72%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGER'S REPORT

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

For the six-month period ended April 30, 2005, Columbia Connecticut Tax-Exempt Fund class A shares returned 0.80% without sales charge. This was less than the 1.93% return of the Lehman Brothers Municipal Bond Index and the 1.39% average return of the fund's peer group, the Lipper Connecticut Municipal Debt Funds Category.(1) For the most part, the difference in performance among the fund and competing funds is accounted for by the extent to which they owned long-term bonds and lower quality bonds. Bonds with longer maturities outperformed intermediate- and shorter-term securities during the period, and lower quality outperformed higher quality.

FED RATE HIKES PUT A SQUEEZE ON INTERMEDIATE-TERM ISSUES

After allowing short-term rates to linger at historical lows while the economy emerged from recession, the Federal Reserve (the Fed) reversed course last June and began to raise a key short-term rate in an effort to subdue inflationary pressures. In general, bond investors seemed optimistic about the Fed's move because inflation is viewed as a serious threat to bond performance. As a result, long-term bonds, which are vulnerable to inflation, performed well over the period. These bonds also benefited because the biggest pick-up in yield was between short- and long-term rates. However, bonds in the intermediate maturity range are more sensitive to changes in short-term rates. These bonds fell and held back fund returns.

In this environment, investors also sought the greater income potential of lower-tier investment grade bonds and high-yield issues. The fund has a lighter exposure to these lower quality issues than many of its peers. We believe that this approach has benefited performance over the long term. However, it hampered returns during this reporting period.

CONNECTICUT SOLIDLY IN THE BLACK

An improving economy has continued to bring stability to Connecticut's credit profile. Personal income tax withholdings have rebounded from the severe declines of recent years, thanks to increases in capital gains and other stock-related income stemming from improved conditions on Wall Street. The fourth quarter of 2004 brought a sharp increase in corporate taxes. Sales of existing homes grew some ten percent last year, although applications for new home construction permits contracted somewhat in early 2005. The state's budget projections have swung dramatically into the black: In January of 2004, expectations were for a deficit of $84 million in fiscal 2005. By May of this year, a surplus in excess of $600 million was anticipated.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 04/30/05 ($)

  Class A                        8.06
  Class B                        8.06
  Class C                        8.06

DISTRIBUTIONS DECLARED PER SHARE 11/01/04 - 04/30/05 ($)

  Class A                        0.19
  Class B                        0.16
  Class C                        0.18

Distributions include $0.05 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS AS OF 04/30/05 (%)

  Class A                        2.93
  Class B                        2.33
  Class C                        2.63

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/05 (%)

  Class A                        4.72
  Class B                        3.75
  Class C                        4.24

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

As a result of these favorable factors, we have reason to believe that Connecticut's AA credit rating will remain stable with any upgrade depending on firm action in four areas: 1) building up depleted state reserves; 2) reduced reliance on deficit financing, federal stimulus and other non-recurring sources;
3) better jobs growth; and 4) a plan to rein in the state's above-average debt burden. Responsibility for bringing about further positive change lies with Governor Jodi Rell, who took office after John Rowland resigned under threat of impeachment.

FUND POSITIONED FOR EVENTUAL RATE DECLINES

We believe that the Fed's rate-hike initiatives will eventually succeed in wringing excessive inflation out of the US economy, increasing the potential for steady, moderate growth. With inflation concerns diminishing, we believe that yields on intermediate and longer-term municipals could stabilize or even decline, potentially boosting prices. We have positioned the portfolio to take advantage of that possible scenario, with a focus on intermediate- to longer-term issues and an emphasis on good call protection. If economic conditions were to heat up and rekindle inflation, we may reassess our strategy.

          [PHOTO OF GARY SWAYZE]

          Gary Swayze has managed Columbia Connecticut Tax-Exempt Fund since November 1997 and has been with the advisor or its predecessors or affiliate organizations since 1997.

          /s/ Gary Swayze

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[SIDENOTE]

WE HAVE POSITIONED THE PORTFOLIO TO TAKE ADVANTAGE OF MODERATE ECONOMIC GROWTH AND SUBDUED INFLATION, WITH A FOCUS ON INTERMEDIATE- TO LONGER-TERM ISSUES AND AN EMPHASIS ON GOOD CALL PROTECTION.

INVESTMENT PORTFOLIO
APRIL 30, 2005 (UNAUDITED)                  COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
MUNICIPAL BONDS - 96.7%
EDUCATION - 14.9%
EDUCATION - 13.4%

                CT STATE HEALTH & EDUCATIONAL        Connecticut College:
                         FACILITIES AUTHORITY          Series D-1,
                                                       Insured: MBIA
                                                         5.750% 07/01/30                                   2,000,000     2,215,800
                                                       Series 2002 E,
                                                       Insured: MBIA
                                                          5.250% 07/01/22                                    400,000       437,456
                                                     St. Joseph College:
                                                       Series 1999 A,
                                                       Insured: RAD
                                                         5.250% 07/01/13                                     450,000       479,763
                                                         5.250% 07/01/14                                     475,000       506,416
                                                     State University,
                                                       Series 2003 E,
                                                       Insured: FGIC
                                                         5.000% 11/01/14                                   2,060,000     2,259,841
                                                     Trinity College:
                                                       Series 1998 F,
                                                       Insured: MBIA
                                                         5.500% 07/01/21                                   2,000,000     2,354,600
                                                       Series 2001 G,
                                                       Insured: AMBAC
                                                         5.000% 07/01/21                                   1,000,000     1,069,070
                                                     University of Connecticut:
                                                       Series 2000 A,
                                                         5.250% 05/15/15                                   1,500,000     1,642,020
                                                       Insured: FGIC
                                                         5.250% 11/15/14                                   2,135,000     2,388,830
                                                         5.250% 11/15/18                                   2,095,000     2,330,227
                                                     University of Hartford,
                                                       Series 2002,
                                                       Insured: RAD
                                                         5.375% 07/01/15                                   1,875,000     2,048,381
                                                     Yale University:
                                                       Series 2002 W,
                                                         5.125% 07/01/27                                   2,000,000     2,111,520
                                                       Series 2003 X-1,
                                                         5.000% 07/01/42                                   2,500,000     2,601,700
                                                                                                                        ----------
                                                                                                     Education Total    22,445,624

PREP SCHOOL - 1.5%

                CT STATE HEALTH & EDUCATIONAL        Brunswick School,
                         FACILITIES AUTHORITY          Series 2003 B,
                                                       Insured: MBIA
                                                         5.000% 07/01/33                                     670,000       702,931
                                                     Loomis Chaffee School,
                                                       Series 2001 E,
                                                         5.250% 07/01/21                                   1,765,000     1,886,838
                                                                                                                        ----------
                                                                                                   Prep School Total     2,589,769
                                                                                                                        ----------
                                                                                                     EDUCATION TOTAL    25,035,393

                                 See Accompanying Notes to Financial Statements.

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
HEALTH CARE - 4.5%
HEALTH SERVICES - 0.2%

                CT STATE HEALTH & EDUCATIONAL        Village for Families & Children,
                         FACILITIES AUTHORITY          Series 2002 A,
                                                       Insured: AMBAC
                                                         5.000% 07/01/23                                     255,000       270,695
                                                                                                                        ----------
                                                                                               Health Services Total       270,695

HOSPITALS - 2.5%

                CT STATE HEALTH & EDUCATIONAL        Catholic Health East,
                         FACILITIES AUTHORITY          Series 1999 F,
                                                       Insured: MBIA
                                                         5.750% 11/15/29                                   1,000,000     1,101,410
                                                     Danbury Hospital,
                                                       Series 1991 E,
                                                       Insured: MBIA
                                                         6.500% 07/01/14                                     230,000       236,622
                                                     Hospital For Special Care,
                                                       Series 1997 B,
                                                         5.375% 07/01/17                                     800,000       769,240
                                                     St. Raphael Hospital,
                                                       Series 1993 H,
                                                       Insured: AMBAC
                                                         5.250% 07/01/09                                   2,000,000     2,166,180
                                                                                                                        ----------
                                                                                                     Hospitals Total     4,273,452
INTERMEDIATE CARE FACILITIES - 0.3%

           CT STATE HOUSING FINANCE AUTHORITY          Series 2000,
                                                       Insured: AMBAC
                                                         5.850% 06/15/30                                     500,000       532,270
                                                                                                                        ----------
                                                                                 Intermediate Care Facilities Total        532,270

NURSING HOMES - 1.5%

               CT STATE DEVELOPMENT AUTHORITY        Clintonville Manor Realty, Inc.,
                                                       Series 1992,
                                                       Insured: FHA
                                                         6.750% 06/20/21                                   1,390,000     1,392,697
                                                     Mary Wade Home, Series 1999 A,
                                                         6.375% 12/01/18                                   1,000,000     1,086,300
                                                                                                                        ----------
                                                                                                 Nursing Homes Total     2,478,997
                                                                                                                        ----------
                                                                                                   HEALTH CARE TOTAL     7,555,414
HOUSING - 0.4%

MULTI-FAMILY - 0.4%

               CT GREENWICH HOUSING AUTHORITY        Greenwich Close Apartments,
                                                       Series 1997 A,
                                                         6.350% 09/01/27                                     750,000       755,692
                                                                                                                        ----------
                                                                                                  Multi-Family Total       755,692
                                                                                                                        ----------
                                                                                                       HOUSING TOTAL       755,692

See Accompanying Notes to Financial Statements.

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
INDUSTRIALS - 0.6%
FOREST PRODUCTS & PAPER - 0.6%

  CT SPRAGUE, INTERNATIONAL PAPER CO. PROJECT        Series 1997 A, AMT,
                                                         5.700% 10/01/21                                   1,000,000     1,028,820
                                                                                                                        ----------
                                                                                       Forest Products & Paper Total     1,028,820
                                                                                                                        ----------
                                                                                                   INDUSTRIALS TOTAL     1,028,820
OTHER - 13.2%

OTHER - 0.7%

             CT BRADLEY INTERNATIONAL AIRPORT        Series 2000 A, AMT,
                                                       Insured: ACA
                                                         6.600% 07/01/24                                   1,000,000     1,084,260
                                                                                                                        ----------
                                                                                                         Other Total     1,084,260
POOL/BOND BANK - 1.7%

                          CT STATE GOVERNMENT        Series 2003 A,
                                                         5.000% 10/01/12                                   2,630,000     2,908,464
                                                                                                                        ----------
                                                                                                Pool/Bond Bank Total     2,908,464
REFUNDED/ESCROWED (a) - 10.8%

                                 CT NEW HAVEN        Series 2002 A:
                                                       Pre-refunded 11/01/11,
                                                       Insured: AMBAC
                                                         5.250% 11/01/15                                   1,885,000     2,095,950
                                                         5.250% 11/01/16                                   2,000,000     2,223,820

                            CT NORTH BRANFORD        Series 2001, Pre-refunded 10/01/10,
                                                       Insured: MBIA
                                                         5.000% 10/01/15                                      50,000        54,920

                                   CT SEYMOUR        Series 2001 B, Pre-refunded 08/01/11,
                                                       Insured: MBIA
                                                         5.250% 08/01/16                                     850,000       934,728

                    CT STATE CLEAN WATER FUND        Series 2001, Pre-refunded 10/01/11,
                                                         5.500% 10/01/14                                   1,740,000     1,959,866

  CT STATE DEVELOPMENT AUTHORITY SEWER SLUDGE        New Haven Residuals LP,
                          DISPOSAL FACILITIES          Series 1996, AMT, Escrowed to Maturity,
                                                         8.250% 12/01/06                                     450,000       476,546

                          CT STATE GOVERNMENT        Series 1993 B, Escrowed to Maturity,
                                                         5.400% 09/15/09                                      25,000        27,406
                                                     Series 1999 B, Pre-refunded 11/01/09,
                                                         5.875% 11/01/15                                   1,250,000     1,408,900
                                                     Series 2002 F, Pre-refunded 10/15/12,
                                                       Insured: FSA
                                                         5.000% 10/15/19                                   1,730,000     1,859,369

                                 See Accompanying Notes to Financial Statements.

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
OTHER - (CONTINUED)
REFUNDED/ESCROWED (a) - (CONTINUED)

     CT STATE HEALTH & EDUCATIONAL FACILITIES        University of Connecticut:
                                    AUTHORITY          Series 2000 A, Pre-refunded 11/15/10,
                                                       Insured: FGIC
                                                         5.750% 11/15/29                                   2,000,000     2,274,500
                                                       Series 2002 A, Pre-refunded 04/01/12,
                                                       Insured: FGIC
                                                         5.375% 04/01/16                                   1,200,000     1,348,992

      CT STATE SPECIAL TAX OBLIGATION REVENUE        Series 2001 A, Pre-refunded 10/01/11,
                                                       Insured: FSA
                                                         5.375% 10/01/16                                   1,000,000     1,117,950

                                 CT WATERBURY        Series 2002 A, Pre-refunded 04/01/12,
                                                       Insured: FSA
                                                         5.375% 04/01/16                                   1,655,000     1,860,485

               PR COMMONWEALTH OF PUERTO RICO        Series 2002 E, Escrowed to Maturity,
                               PUBLIC FINANCE          Insured: AMBAC
                                                         5.500% 08/01/27                                     450,000       528,255
                                                                                                                        ----------
                                                                                             Refunded/Escrowed Total    18,171,687
                                                                                                                        ----------
                                                                                                         OTHER TOTAL    22,164,411
RESOURCE RECOVERY - 1.6%

RESOURCE RECOVERY - 1.6%

         CT STATE RESOURCE RECOVERY AUTHORITY        American Re-Fuel Co.:
                                                       Series 1998 A, AMT,
                                                       Insured: MBIA
                                                         5.125% 11/15/14                                   1,000,000     1,061,860
                                                       Series 2001 AII, AMT,
                                                         5.500% 11/15/15                                   1,500,000     1,545,975
                                                                                                                        ----------
                                                                                             Resource Recovery Total     2,607,835
                                                                                                                        ----------
                                                                                             RESOURCE RECOVERY TOTAL     2,607,835
TAX-BACKED - 50.9%

LOCAL APPROPRIATED - 1.8%

                                 CT NAUGATUCK        Series 2002 A, AMT:
                                                       Insured: AMBAC
                                                         5.000% 06/15/15                                   1,405,000     1,483,469
                                                         5.000% 06/15/16                                   1,475,000     1,549,753
                                                                                                                        ----------
                                                                                            Local Appropriated Total     3,033,222
LOCAL GENERAL OBLIGATIONS - 28.9%

                                  CT BRANFORD        Series 2001,
                                                       Insured: MBIA
                                                         5.000% 05/15/15                                     500,000       544,630

See Accompanying Notes to Financial Statements.

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                                CT BRIDGEPORT        Series 1997 A:
                                                       Insured: AMBAC
                                                         6.250% 03/01/12                                   2,465,000     2,909,119
                                                       Insured: MBIA
                                                         5.500% 08/15/19                                   1,500,000     1,750,200

                                  CT CHESHIRE        Series 2000 B,
                                                         5.000% 08/01/14                                   1,720,000     1,899,052

                                   CT DANBURY        Series 1992,
                                                         5.625% 08/15/11                                     690,000       784,675
                                                     Series 1994,
                                                         4.500% 02/01/12                                   1,280,000     1,375,565
                                                         4.500% 02/01/13                                   1,280,000     1,377,485
                                                     Series 2004
                                                       Insured: FGIC
                                                         4.750% 08/01/16                                   1,270,000     1,373,327

                             CT EAST HARTFORD        Series 2003,
                                                       Insured: FGIC
                                                         5.250% 05/01/15                                   1,000,000     1,135,530

                                CT EAST HAVEN        Series 2003,
                                                       Insured: MBIA
                                                         5.000% 09/01/15                                     640,000       714,816

                                CT FARMINGTON        Series 1993:
                                                         5.700% 01/15/12                                     590,000       676,347
                                                         5.700% 01/15/13                                     570,000       659,410

                                    CT GRANBY        Series 1993:
                                                       Insured: MBIA
                                                         6.500% 04/01/09                                     200,000       226,110
                                                         6.550% 04/01/10                                     175,000       202,585

                                  CT HARTFORD        Series 2003,
                                                       Insured: FSA
                                                         5.250% 12/01/11                                   1,930,000     2,160,519

     CT HARTFORD COUNTY METROPOLITAN DISTRICT        Series 1991,
                                                         6.200% 11/15/10                                     220,000       254,494
                                                     Series 1993:
                                                         5.200% 12/01/12                                     600,000       668,628
                                                         5.200% 12/01/13                                     500,000       559,695
                                                         5.625% 02/01/11                                     600,000       670,980
                                                         5.625% 02/01/12                                     600,000       676,776
                                                         5.625% 02/01/13                                     600,000       681,984

                                 CT MONTVILLE        Series 1993,
                                                         6.300% 03/01/12                                     335,000       396,285

                                 See Accompanying Notes to Financial Statements.

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                               CT NEW BRITAIN        Series 1992,
                                                       Insured: MBIA
                                                         6.000% 02/01/08                                     400,000       433,732
                                                     Series 1993 A,
                                                       Insured: MBIA
                                                         6.000% 10/01/12                                   2,000,000     2,289,080
                                                     Series 1993 B,
                                                       Insured: MBIA
                                                         6.000% 03/01/12                                   1,000,000     1,136,980

                                 CT NEW HAVEN        Series 2002 B,
                                                       Insured: FGIC
                                                         5.000% 11/01/16                                   2,240,000     2,424,890
                                                     Series 2002 C,
                                                       Insured: MBIA
                                                         5.000% 11/01/20                                   1,475,000     1,590,625

                                CT NEW LONDON        Series 2003 C,
                                                       Insured: AMBAC
                                                         5.000% 02/01/13                                   1,645,000     1,825,983

                               CT NEW MILFORD        Series 2004,
                                                       Insured: AMBAC
                                                         5.000% 01/15/17                                   1,025,000     1,145,478

                            CT NORTH BRANFORD        Unrefunded,
                                                       Series 2001,
                                                       Insured: MBIA
                                                         5.000% 10/01/15                                     825,000       894,721

                                CT PLAINVILLE        Series 2002:
                                                       Insured: FGIC
                                                         5.000% 12/01/15                                     400,000       435,776
                                                         5.000% 12/01/16                                     500,000       542,995

                                  CT STAMFORD        Series 2003,
                                                         5.250% 07/15/12                                   1,000,000     1,123,910
                                                     Series 2003 B,
                                                         5.250% 08/15/16                                   2,750,000     3,140,445

            CT STATE REGIONAL SCHOOL DISTRICT        No. 14, Series 1991,
                                                         6.100% 12/15/06                                     285,000       299,945

                                  CT SUFFIELD        Series 2001:
                                                       Insured: MBIA
                                                         4.750% 06/15/21                                   1,500,000     1,554,765
                                                         5.125% 06/15/15                                   1,000,000     1,082,690

                             CT WEST HARTFORD        Series 2003,
                                                         5.000% 07/15/12                                   1,285,000     1,423,754

See Accompanying Notes to Financial Statements.

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                                 CT WESTBROOK        Series 1992:
                                                       Insured: MBIA
                                                         6.300% 03/15/12                                     265,000       313,657
                                                         6.400% 03/15/09                                     630,000       709,657

                                  CT WESTPORT        Series 2003 A,
                                                         4.500% 02/01/14                                   1,630,000     1,730,962
                                                     Series 2003,
                                                         5.000% 08/15/15                                   1,000,000     1,112,000

               PR COMMONWEALTH OF PUERTO RICO        Series 1999 A,
                     MUNICIPAL FINANCE AGENCY          Insured: FSA
                                                         5.500% 08/01/23                                     350,000       380,597
                                                     Series 2002 A,
                                                       Insured: FSA
                                                         5.250% 08/01/18                                   1,000,000     1,099,790
                                                                                                                        ----------
                                                                                     Local General Obligations Total    48,390,644
SPECIAL NON-PROPERTY TAX - 5.5%

      CT STATE SPECIAL TAX OBLIGATION REVENUE        Transportation Infrastructure:
                                                       Series 1992 B,
                                                         6.125% 09/01/12                                   3,600,000     4,132,944
                                                       Series 2002 B,
                                                         Insured: AMBAC
                                                         5.000% 12/01/21                                   1,500,000     1,604,385
                                                       Series 2004 B,
                                                         Insured: AMBAC
                                                         5.250% 07/01/18                                   2,000,000     2,280,400

               PR COMMONWEALTH OF PUERTO RICO        Series 2002 E,
           HIGHWAY & TRANSPORTATION AUTHORITY          Insured: FSA
                                                         5.500% 07/01/21                                   1,000,000     1,182,570
                                                                                                                        ----------
                                                                                      Special Non-Property Tax Total     9,200,299
STATE APPROPRIATED - 4.4%

                  CT JUVENILE TRAINING SCHOOL        Series 2001,
                                                         4.750% 12/15/25                                   3,000,000     3,072,750

               CT STATE DEVELOPMENT AUTHORITY        Series 1993 A,
                                                         5.250% 11/15/11                                     750,000       811,238

                CT STATE HEALTH & EDUCATIONAL        University of Connecticut,
                         FACILITIES AUTHORITY          Series 2004 A,
                                                       Insured: MBIA
                                                         5.000% 01/15/16                                   2,000,000     2,187,320

               PR COMMONWEALTH OF PUERTO RICO        Unrefunded,
                               PUBLIC FINANCE          Series 2002 E,
                                                       Insured: AMBAC
                                                         5.500% 08/01/27                                   1,050,000     1,245,384
                                                                                                                        ----------
                                                                                            State Appropriated Total     7,316,692

                                 See Accompanying Notes to Financial Statements.

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
TAX-BACKED - (CONTINUED)
STATE GENERAL OBLIGATIONS - 10.3%

                                     CT STATE        Insured: FSA
                                                         5.500% 12/15/14                                   1,500,000     1,732,995
                                                     Series 1990 B,
                                                         (b) 11/15/10                                      1,450,000     1,200,818
                                                     Unrefunded,
                                                     Series 1993 B,
                                                         5.400% 09/15/09                                   2,975,000     3,257,714
                                                     Series 2001 C,
                                                       Insured: FSA
                                                         5.500% 12/15/15                                   1,500,000     1,736,985
                                                     Series 2002 E,
                                                       Insured: FSA
                                                         5.375% 11/15/14                                   2,000,000     2,248,000
                                                     Series 2005 B,
                                                       Insured: AMBAC
                                                         5.250% 06/01/20                                     400,000       457,196

               PR COMMONWEALTH OF PUERTO RICO        Series 1993 X,
           HIGHWAY & TRANSPORTATION AUTHORITY          Insured: FSA
                                                         5.500% 07/01/13                                   3,000,000     3,406,710
                                                     Public Improvement,
                                                       Series 2001 A,
                                                       Insured: MBIA
                                                         5.500% 07/01/20                                   1,500,000     1,772,805
                                                       Series 2001,
                                                       Insured: FSA
                                                         5.500% 07/01/16                                   1,250,000     1,449,337
                                                                                                                        ----------
                                                                                     State General Obligations Total    17,262,560
                                                                                                                        ----------
                                                                                                    TAX-BACKED TOTAL    85,203,417
TRANSPORTATION - 1.5%

AIRPORTS - 1.1%

             CT BRADLEY INTERNATIONAL AIRPORT        Series 2001 A, AMT,
                                                       Insured: FGIC
                                                         5.250% 10/01/16                                   1,795,000     1,909,198
                                                                                                                        ----------
                                                                                                      Airports Total     1,909,198
TRANSPORTATION - 0.4%

     CT NEW HAVEN AIR RIGHTS PARKING FACILITY        Series 2002, AMT,
                                                       Insured: AMBAC
                                                         5.375% 12/01/15                                     500,000       569,605
                                                                                                                        ----------
                                                                                                Transportation Total       569,605
                                                                                                                        ----------
                                                                                                TRANSPORTATION TOTAL     2,478,803
UTILITIES - 9.1%

INDEPENDENT POWER PRODUCERS - 0.3%

   PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,        AES Project,
TOURIST, EDUCATIONAL, MEDICAL & ENVIRONMENTAL          Series 2000, AMT,
                      COGENERATION FACILITIES            6.625% 06/01/26                                     495,000       537,124
                                                                                                                        ----------
                                                                                   Independent Power Producers Total       537,124

See Accompanying Notes to Financial Statements.

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)
UTILITIES - (CONTINUED)
INVESTOR OWNED - 1.9%

               CT STATE DEVELOPMENT AUTHORITY        Pollution Control Revenue,
                                                       Connecticut Light & Power Co.,
                                                       Series 1993 B, AMT,
                                                         5.950% 09/01/28                                   1,000,000     1,061,080
                                                     Pollution Control Revenue,
                                                       Connecticut Light & Power Co.,
                                                       Series A,
                                                         5.850% 09/01/28                                   2,000,000     2,126,840
                                                                                                                        ----------
                                                                                                Investor Owned Total     3,187,920
MUNICIPAL ELECTRIC - 4.5%

              PR COMMONWEALTH OF PUERTO RICO,        Series 2002 JJ,
                     ELECTRIC POWER AUTHORITY          Insured: MBIA
                                                         5.250% 07/01/15                                   2,000,000     2,273,420
                                                     Series 2002 KK,
                                                       Insured: MBIA
                                                         5.500% 07/01/15                                   2,000,000     2,315,640
                                                     Series 2003 NN,
                                                       Insured: MBIA
                                                         5.250% 07/01/19                                   2,500,000     2,876,450
                                                                                                                        ----------
                                                                                            Municipal Electric Total     7,465,510
WATER & SEWER - 2.4%

    CT SOUTH CENTRAL REGIONAL WATER AUTHORITY        Series 1999 15A,
                                                       Insured: FGIC
                                                         5.125% 08/01/29(c)                                3,000,000     3,196,680
                                                     Series 2003 A,
                                                       Insured: MBIA
                                                         5.250% 08/01/11                                     715,000       796,310
                                                                                                                        ----------
                                                                                                 Water & Sewer Total     3,992,990
                                                                                                                        ----------
                                                                                                     TOTAL UTILITIES    15,183,544

                                                     TOTAL MUNICIPAL BONDS
                                                     (COST OF $151,726,127)                                            162,013,329

                                                                                                              SHARES
                                                     -----------------------------------------------------------------------------
INVESTMENT COMPANY - 0.0%

                                                     Dreyfus Connecticut Municipal Money Market Fund             473           473

                                                     TOTAL INVESTMENT COMPANY
                                                     (COST OF $473)                                                            473

                                 See Accompanying Notes to Financial Statements.

                                                                                                             PAR ($)     VALUE ($)
                                                     -----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.0%
VARIABLE RATE DEMAND NOTES (d) - 2.0%

       FL ALACHUA HEALTH FACILITIES AUTHORITY        Oak Hammock University,
                                      REVENUE          Series 2002 A,
                                                         3.050% 10/01/32                                     400,000       400,000

 IA FINANCE AUTHORITY PRIVATE COLLEGE REVENUE        Drake University Project,
                                                       Series 2003,
                                                         3.050% 07/01/24                                     400,000       400,000

   IA HIGHER EDUCATION LOAN AUTHORITY REVENUE        Loras College,
                                                       Series 2000,
                                                         3.050% 11/01/30                                     400,000       400,000
                                                     St. Ambrose,
                                                       Series 2003,
                                                         3.050% 04/01/33                                     400,000       400,000

                 KS STATE DEVELOPMENT FINANCE        Hays Medical Center,
                            AUTHORITY REVENUE          Series 2000 N,
                                                         3.100% 05/15/26                                     300,000       300,000

                          MN COHASSET REVENUE        Minnesota Power & Light Co. Project,
                                                       Series 1997 A,
                                                         3.050% 06/01/20                                     200,000       200,000

           MO HEALTH & EDUCATIONAL FACILITIES        Washington University,
                            AUTHORITY REVENUE          Series 1996 D,
                                                         3.030% 09/01/30                                     400,000       400,000

  MS JACKSON COUNTY POLLUTION CONTROL REVENUE        Chevron U.S.A., Inc. Project,
                                                       Series 1992,
                                                         3.050% 12/01/16                                     400,000       400,000

    WY UINTA COUNTY POLLUTION CONTROL REVENUE        Chevron U.S.A., Inc. Project,
                                                       Series 1993,
                                                         3.050% 08/15/20                                     500,000       500,000
                                                                                                                        ----------
                                                                                    VARIABLE RATE DEMAND NOTES TOTAL     3,400,000

                                                     TOTAL SHORT-TERM OBLIGATIONS
                                                     (COST OF $3,400,000)                                                3,400,000

                                                     TOTAL INVESTMENTS - 98.7%
                                                     (COST OF $155,126,600) (e)                                        165,413,802

                                                     OTHER ASSETS & LIABILITIES, NET - 1.3%                              2,133,383
                                                     NET ASSETS - 100.0%                                               167,547,185

See Accompanying Notes to Financial Statements.

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(b)  Zero coupon bond.
(c) A portion of this security with a market value of $532,780 is pledged as collateral for open futures contracts.
(d) Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2005.
(e)  Cost for federal income tax purposes is $154,869,303.

     At April 30, 2005, the Fund held the following open short futures contracts:

                     NUMBER OF                   AGGREGATE    EXPIRATION   UNREALIZED
      TYPE           CONTRACTS      VALUE       FACE VALUE       DATE     DEPRECIATION
--------------------------------------------------------------------------------------
U.S. Treasury Bonds
10-Year                  46     $   5,125,406  $   5,114,372    Jun-05    $    (11,034)
                                                                          ------------

At April 30, 2005, the Fund held investments in the following sectors:

                                                                  % OF
HOLDINGS BY REVENUE SOURCE                                     NET ASSETS
-------------------------------------------------------------------------
Tax-Backed                                                           50.9%
Education                                                            14.9
Other                                                                13.2
Utilities                                                             9.1
Health Care                                                           4.5
Resource Recovery                                                     1.6
Transportation                                                        1.5
Industrials                                                           0.6
Housing                                                               0.4
Short-Term Obligations                                                2.0
Other Assets & Liabilities, Net                                       1.3
                                                               ----------
                                                                    100.0%
                                                               ==========

         ACRONYM                               NAME
           ACA                      ACA Financial Guaranty Corp.
          AMBAC                         Ambac Assurance Corp.
           AMT                         Alternative Minimum Tax
          FGIC                    Financial Guaranty Insurance Co.
           FHA                     Federal Housing Administration
           FSA                   Financial Security Assurance, Inc.
          MBIA                          MBIA Insurance Corp.
           RAD                      Radian Asset Assurance, Inc.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30 2005 (UNAUDITED)                   COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                                                         ($)
                   ASSETS    Investments, at cost                                                                155,126,600
                                                                                                             ---------------
                             Investments, at value                                                               165,413,802
                             Cash                                                                                     62,235
                             Receivable for:
                               Fund shares sold                                                                      205,441
                               Interest                                                                            2,382,977
                               Futures variation margin                                                               11,500
                             Expense reimbursement due from Investment Advisor                                        14,202
                             Deferred Trustees' compensation plan                                                     11,355
                                                                                                             ---------------
                                                                                            Total Assets         168,101,512

              LIABILITIES    Payable for:
                               Fund shares repurchased                                                               158,364
                               Distributions                                                                         178,492
                               Investment advisory fee                                                                67,092
                               Transfer agent fee                                                                     34,294
                               Pricing and bookkeeping fees                                                            9,918
                               Trustees' fees                                                                          1,069
                               Custody fee                                                                             1,092
                               Distribution and service fees                                                          65,969
                             Deferred Trustees' fees                                                                  11,355
                             Other liabilities                                                                        26,682
                                                                                                             ---------------
                                                                                       Total Liabilities             554,327

                                                                                              NET ASSETS         167,547,185

COMPOSITION OF NET ASSETS    Paid-in capital                                                                     156,906,854
                             Undistributed net investment income                                                     288,605
                             Accumulated net realized gain                                                            75,558
                             Net unrealized appreciation (depreciation) on:
                               Investments                                                                        10,287,202
                               Futures contracts                                                                     (11,034)

                                                                                              NET ASSETS         167,547,185

                  CLASS A    Net assets                                                                          102,615,797
                             Shares outstanding                                                                   12,725,386
                             Net asset value per share                                                                  8.06(a)
                             Maximum offering price per share ($8.06/0.9525)                                            8.46(b)

                  CLASS B    Net assets                                                                           41,207,472
                             Shares outstanding                                                                    5,110,213
                             Net asset value and offering price per share                                               8.06(a)

                  CLASS C    Net assets                                                                           23,723,916
                             Shares outstanding                                                                    2,942,021
                             Net asset value and offering price per share                                               8.06(a)

                         (a) Redemption price per share is equal to net asset
                             value less any applicable contingent deferred sales charge.

                         (b) On sales of $50,000 or more the offering price is
                             reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)    COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                                                         ($)
        INVESTMENT INCOME    Interest                                                                              3,842,107

                 EXPENSES    Investment advisory fee                                                                 425,222
                             Distribution fee:
                               Class B                                                                               160,672
                               Class C                                                                                89,488
                             Service fee:
                               Class A                                                                               120,987
                               Class B                                                                                50,147
                               Class C                                                                                27,932
                             Transfer agent fee                                                                       77,327
                             Pricing and bookkeeping fees                                                             36,962
                             Trustees' fees                                                                            5,223
                             Custody fee                                                                               5,366
                             Non-recurring costs (See Note 7)                                                          2,104
                             Other expenses                                                                           53,889
                                                                                                             ---------------
                               Total Expenses                                                                      1,055,319
                             Fees and expenses waived or reimbursed by
                               Investment Advisor                                                                    (93,336)
                             Fees waived by Distributor - Class C                                                    (35,781)
                             Non-recurring costs assumed by Investment Advisor
                               (See Note 7)                                                                           (2,104)
                             Custody earnings credit                                                                    (387)
                                                                                                             ---------------
                               Net Expenses                                                                          923,711
                                                                                                             ---------------
                             Net Investment Income                                                                 2,918,396

NET REALIZED AND             Net realized gain (loss) on:
  UNREALIZED GAIN (LOSS)       Investments                                                                           618,707
  ON INVESTMENTS AND           Futures contracts                                                                    (144,969)
  FUTURES CONTRACTS                                                                                          ---------------

                                 Net realized gain                                                                   473,738
                             Net change in unrealized appreciation/
                               depreciation on:
                               Investments                                                                        (2,314,949)
                               Futures contracts                                                                     117,267
                                                                                                             ---------------
                                 Net change in unrealized appreciation/
                                   depreciation                                                                   (2,197,682)
                                                                                                             ---------------
                             Net Loss                                                                             (1,723,944)
                                                                                                             ---------------
                             Net Increase in Net Assets from Operations                                            1,194,452

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                             (UNAUDITED)
                                                                                        SIX MONTHS ENDED          YEAR ENDED
INCREASE (DECREASE) IN                                                                         APRIL 30,         OCTOBER 31,
      NET ASSETS:                                                                               2005 ($)            2004 ($)
-------------------------    -----------------------------------------------------------------------------------------------
               OPERATIONS    Net investment income                                             2,918,396           6,260,898
                             Net realized gain on investments and futures
                               contracts                                                         473,738           1,366,666
                             Net change in unrealized appreciation/
                               depreciation on investments and futures
                               contracts                                                      (2,197,682)            502,534
                                                                                  ------------------------------------------
                                 Net Increase from Operations                                  1,194,452           8,130,098

DISTRIBUTIONS DECLARED TO
             SHAREHOLDERS    From net investment income:
                               Class A                                                        (1,889,105)         (3,973,132)
                               Class B                                                          (621,828)         (1,485,412)
                               Class C                                                          (382,460)           (858,139)
                             From net realized gains:
                               Class A                                                          (619,894)         (1,609,497)
                               Class B                                                          (258,955)           (792,600)
                               Class C                                                          (142,805)           (425,172)
                                                                                  ------------------------------------------
                                 Total Distributions Declared to Shareholders                 (3,915,047)         (9,143,952)

       SHARE TRANSACTIONS    Class A:
                               Subscriptions                                                   3,676,164          12,691,282
                               Distributions reinvested                                        1,558,658           3,365,098
                               Redemptions                                                    (7,634,562)        (20,798,770)
                                                                                  ------------------------------------------
                                 Net Decrease                                                 (2,399,740)         (4,742,390)
                             Class B:
                               Subscriptions                                                     704,586           1,241,787
                               Distributions reinvested                                          596,600           1,524,344
                               Redemptions                                                    (5,669,656)        (11,976,099)
                                                                                  ------------------------------------------
                                 Net Decrease                                                 (4,368,470)         (9,209,968)
                             Class C:
                               Subscriptions                                                     755,412           2,388,272
                               Distributions reinvested                                          370,020             941,944
                               Redemptions                                                    (1,785,536)         (8,621,622)
                                                                                  ------------------------------------------
                                 Net Decrease                                                   (660,104)         (5,291,406)
                                                                                  ------------------------------------------
                             Net Decrease from Share Transactions                             (7,428,314)        (19,243,764)
                                                                                  ------------------------------------------
                                   Total Decrease in Net Assets                              (10,148,909)        (20,257,618)

               NET ASSETS    Beginning of period                                             177,696,094         197,953,712
                             End of period                                                   167,547,185         177,696,094
                             Undistributed net investment income at end of
                               period                                                            288,605             263,602

        CHANGES IN SHARES    Class A:
                               Subscriptions                                                     453,891           1,555,931
                               Issued for distributions reinvested                               193,242             412,724
                               Redemptions                                                      (944,331)         (2,582,582)
                                                                                  ------------------------------------------
                                 Net Decrease                                                   (297,198)           (613,927)
                             Class B:
                               Subscriptions                                                      87,095             150,844
                               Issued for distributions reinvested                                73,947             186,822
                               Redemptions                                                      (700,272)         (1,484,641)
                                                                                  ------------------------------------------
                                 Net Decrease                                                   (539,230)         (1,146,975)
                             Class C:
                               Subscriptions                                                      93,847             293,952
                               Issued for distributions reinvested                                45,873             115,430
                               Redemptions                                                      (221,161)         (1,067,143)
                                                                                  ------------------------------------------
                                 Net Decrease                                                    (81,441)           (657,761)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2005 (UNAUDITED)                  COLUMBIA CONNECTICUT TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2004, was as follows:

                  OCTOBER 31, 2004
----------------------------------------------------
     TAX-EXEMPT       ORDINARY         LONG-TERM
       INCOME          INCOME*       CAPITAL GAINS
----------------------------------------------------
   $    6,291,216   $     427,653   $      2,425,083

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2005, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation               $      10,618,757
    Unrealized depreciation                         (74,258)
                                          -----------------
    Net unrealized appreciation           $      10,544,499

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt

Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
          First $1 billion                0.50%
      $1 billion to $3 billion            0.45%
           Over $3 billion                0.40%

For the six months ended April 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended April 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.043%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended April 30, 2005, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.09%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended April 30, 2005, the Distributor has retained net underwriting discounts of $4,198 on sales of the Fund's Class A shares and net CDSC fees of $42,218 and $1,576 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the six months ended April 30, 2005, the Fund's annualized effective service fee rate was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

FEE WAIVERS

Columbia has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended April 30, 2005, the Fund paid $836 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $5,657,656 and $13,937,061, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended April 30, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Services, Inc. except for Radian Asset Assurance, Inc. which is rated AA by Standard and Poor's. At April 30, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows:
MBIA Insurance Corp., 21.0%, Ambac Assurance Corp., 14.5%, Financial Guaranty Insurance Co., 13.1% and Financial Security Assurance, Inc., 12.2%.


GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at April 30, 2005 invested in debt obligations issued by Connecticut and Puerto Rico and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York

Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended April 30, 2005, Columbia has assumed $2,104 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                      (UNAUDITED)
                                                      SIX MONTHS                                  PERIOD
                                                           ENDED          YEAR ENDED               ENDED
                                                       APRIL 30,         OCTOBER 31,         OCTOBER 31,
CLASS A SHARES                                              2005                2004             2003(a)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                 $       8.19        $       8.21        $       8.11

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                       0.15(b)             0.29(b)             0.24(b)
Net realized and unrealized
gain (loss) on investments
and futures contracts                                      (0.09)               0.10                0.10
                                                    ------------        ------------        ------------
Total from Investment
Operations                                                  0.06                0.39                0.34

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.14)              (0.29)              (0.24)
From net realized gains                                    (0.05)              (0.12)                 --
                                                    ------------        ------------        ------------
Total Distributions
Declared to Shareholders                                   (0.19)              (0.41)              (0.24)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.06        $       8.19        $       8.21
Total return (e)(f)                                         0.80%(g)            4.91%               4.21%(g)

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                0.83%(i)            0.83%               0.83%(i)
Net investment income (h)                                   3.68%(i)            3.60%               3.97%(i)
Waiver/reimbursement                                        0.11%(i)            0.09%               0.20%(i)
Portfolio turnover rate                                        3%(g)               9%                 11%(g)
Net assets, end of
period (000's)                                      $    102,616        $    106,661        $    111,944

                                                                               YEAR ENDED JANUARY 31,
                                                    ------------------------------------------------------------------------
CLASS A SHARES                                              2003                2002                2001                2000
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                 $       7.96        $       7.85        $       7.28        $       7.95

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                       0.34(b)             0.37(b)(c)          0.37(d)             0.37(d)
Net realized and unrealized
gain (loss) on investments
and futures contracts                                       0.17                0.11(c)             0.57               (0.67)
                                                    ------------        ------------        ------------        ------------
Total from Investment
Operations                                                  0.51                0.48                0.94               (0.30)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.34)              (0.35)              (0.37)              (0.37)
From net realized gains                                    (0.02)              (0.02)                 --                  --
                                                    ------------        ------------        ------------        ------------
Total Distributions
Declared to Shareholders                                   (0.36)              (0.37)              (0.37)              (0.37)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.11        $       7.96        $       7.85        $       7.28
Total return (e)(f)                                         6.54%               6.25%              13.24%              (3.87)%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                0.82%               0.79%               0.78%               0.78%
Net investment income (h)                                   4.21%               4.61%(c)            4.95%               4.84%
Waiver/reimbursement                                        0.16%               0.18%               0.17%               0.15%
Portfolio turnover rate                                       16%                  3%                  8%                  9%
Net assets, end of
period (000's)                                      $    114,482        $    103,760        $     81,385        $     66,348

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 4.57% to 4.61%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                                                      (UNAUDITED)
                                                      SIX MONTHS                                  PERIOD
                                                           ENDED          YEAR ENDED               ENDED
                                                       APRIL 30,         OCTOBER 31,         OCTOBER 31,
CLASS B SHARES                                              2005                2004             2003(a)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                 $       8.19        $       8.21        $       8.11

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                       0.12(b)             0.23(b)             0.20(b)
Net realized and unrealized
gain (loss) on investments
and futures contracts                                      (0.09)               0.10                0.09
                                                    ------------        ------------        ------------
Total from Investment
Operations                                                  0.03                0.33                0.29

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.11)              (0.23)              (0.19)
From net realized gains                                    (0.05)              (0.12)                 --
                                                    ------------        ------------        ------------
Total Distributions
Declared to Shareholders                                   (0.16)              (0.35)              (0.19)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.06        $       8.19        $       8.21
Total return (e)(f)                                         0.43%(g)            4.13%               3.62%(g)

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.58%(i)            1.58%               1.58%(i)
Net investment income (h)                                   2.93%(i)            2.84%               3.22%(i)
Waiver/reimbursement                                        0.11%(i)            0.09%               0.20%(i)
Portfolio turnover rate                                        3%(g)               9%                 11%(g)
Net assets, end of
period (000's)                                      $     41,207        $     46,271        $     55,792

                                                                               YEAR ENDED JANUARY 31,
                                                    ------------------------------------------------------------------------
CLASS B SHARES                                              2003                2002                2001                2000
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                 $       7.96        $       7.85        $       7.28        $       7.95

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                       0.28(b)             0.31(b)(c)          0.32(d)             0.31(d)
Net realized and unrealized
gain (loss) on investments
and futures contracts                                       0.17                0.11(c)             0.57               (0.67)
                                                    ------------        ------------        ------------        ------------
Total from Investment
Operations                                                  0.45                0.42                0.89               (0.36)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.28)              (0.29)              (0.32)              (0.31)
From net realized gains                                    (0.02)              (0.02)                 --                  --
                                                    ------------        ------------        ------------        ------------
Total Distributions
Declared to Shareholders                                   (0.30)              (0.31)              (0.32)              (0.31)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.11        $       7.96        $       7.85        $       7.28
Total return (e)(f)                                         5.74%               5.49%              12.42%              (4.59)%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.57%               1.54%               1.53%               1.53%
Net investment income (h)                                   3.46%               3.86%(c)            4.20%               4.09%
Waiver/reimbursement                                        0.16%               0.18%               0.17%               0.15%
Portfolio turnover rate                                       16%                  3%                  8%                  9%
Net assets, end of
period (000's)                                      $     61,865        $     55,997        $     64,072        $     76,246

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 3.82% to 3.86%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                                                      (UNAUDITED)
                                                      SIX MONTHS                                  PERIOD
                                                           ENDED          YEAR ENDED               ENDED
                                                       APRIL 30,         OCTOBER 31,         OCTOBER 31,
CLASS C SHARES                                              2005                2004             2003(a)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                 $       8.19        $       8.21        $       8.11

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                       0.13(b)             0.26(b)             0.22(b)
Net realized and unrealized
gain (loss) on investments
and futures contracts                                      (0.08)               0.10                0.09
                                                    ------------        ------------        ------------
Total from Investment
Operations                                                  0.05                0.36                0.31

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.13)              (0.26)              (0.21)
From net realized gains                                    (0.05)              (0.12)                 --
                                                    ------------        ------------        ------------
Total Distributions
Declared to Shareholders                                   (0.18)              (0.38)              (0.21)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.06        $       8.19        $       8.21
Total return (e)(f)                                         0.58%(g)            4.44%               3.86%(g)

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.28%(i)            1.28%               1.28%(i)
Net investment income (h)                                   3.23%(i)            3.15%               3.52%(i)
Waiver/reimbursement                                        0.41%(i)            0.39%               0.50%(i)
Portfolio turnover rate                                        3%(g)               9%                 11%(g)
Net assets, end of
period (000's)                                      $     23,724        $     24,764        $     30,218

                                                                               YEAR ENDED JANUARY 31,
                                                    ------------------------------------------------------------------------
CLASS C SHARES                                              2003                2002                2001                2000
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                 $       7.96        $       7.85        $       7.28        $       7.95

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                       0.30(b)             0.33(b)(c)          0.34(d)             0.33(d)
Net realized and unrealized
gain (loss) on investments
and futures contracts                                       0.17                0.12(c)             0.57               (0.67)
                                                    ------------        ------------        ------------        ------------
Total from Investment
Operations                                                  0.47                0.45                0.91               (0.34)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.30)              (0.32)              (0.34)              (0.33)
From net realized gains                                    (0.02)              (0.02)                 --                  --
                                                    ------------        ------------        ------------        ------------
Total Distributions
Declared to Shareholders                                   (0.32)              (0.34)              (0.34)              (0.33)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.11        $       7.96        $       7.85        $       7.28
Total return (e)(f)                                         6.06%               5.79%              12.76%              (4.31)%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.27%               1.24%               1.23%               1.23%
Net investment income (h)                                   3.76%               4.16%(c)            4.50%               4.39%
Waiver/reimbursement                                        0.46%               0.48%               0.47%               0.45%
Portfolio turnover rate                                       16%                  3%                  8%                  9%
Net assets, end of
period (000's)                                      $     30,456        $     12,108        $      4,551        $      2,768

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.13% to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 13, 2004, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc. entered into settlement agreements with the SEC and NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA CONNECTICUT TAX-EXEMPT FUND SEMIANNUAL REPORT, APRIL 30, 2005

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

COLUMBIA MANAGEMENT.

(C) 2005 COLUMBIA FUNDS DISTRIBUTORS, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                               SHC-44/86460-0505 (06/05) 05/6062

[GRAPHIC]

COLUMBIA MASSACHUSETTS
TAX-EXEMPT FUND

SEMIANNUAL REPORT

APRIL 30, 2005

TABLE OF CONTENTS

PERFORMANCE INFORMATION                                                        1

FUND PROFILE                                                                   2

UNDERSTANDING YOUR EXPENSES                                                    3

ECONOMIC UPDATE                                                                4

PORTFOLIO MANAGER'S REPORT                                                     5

FINANCIAL STATEMENTS                                                           7

   INVESTMENT PORTFOLIO                                                        8

   STATEMENT OF ASSETS AND LIABILITIES                                        19

   STATEMENT OF OPERATIONS                                                    20

   STATEMENT OF CHANGES IN NET ASSETS                                         21

   NOTES TO FINANCIAL STATEMENTS                                              22

   FINANCIAL HIGHLIGHTS                                                       28

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT             31

COLUMBIA FUNDS                                                                34

IMPORTANT INFORMATION ABOUT THIS REPORT                                       36

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be constructed as a recommendation or investment advice.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,


/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

PERFORMANCE INFORMATION

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                 CLASS A SHARES           CLASS A SHARES          LEHMAN BROTHERS
              WITHOUT SALES CHARGE       WITH SALES CHARGE      MUNICIPAL BOND INDEX
05/01/1995         $     10,000             $      9,525             $     10,000
05/31/1995         $     10,285             $      9,796             $     10,319
06/30/1995         $     10,120             $      9,640             $     10,229
07/31/1995         $     10,180             $      9,697             $     10,326
08/31/1995         $     10,321             $      9,830             $     10,458
09/30/1995         $     10,408             $      9,914             $     10,523
10/31/1995         $     10,618             $     10,113             $     10,676
11/30/1995         $     10,842             $     10,327             $     10,853
12/31/1995         $     10,997             $     10,474             $     10,957
01/31/1996         $     11,057             $     10,532             $     11,041
02/29/1996         $     10,924             $     10,406             $     10,966
03/31/1996         $     10,722             $     10,213             $     10,825
04/30/1996         $     10,672             $     10,165             $     10,795
05/31/1996         $     10,677             $     10,170             $     10,791
06/30/1996         $     10,795             $     10,282             $     10,908
07/31/1996         $     10,884             $     10,367             $     11,006
08/31/1996         $     10,876             $     10,359             $     11,004
09/30/1996         $     11,038             $     10,513             $     11,158
10/31/1996         $     11,172             $     10,642             $     11,284
11/30/1996         $     11,380             $     10,840             $     11,491
12/31/1996         $     11,315             $     10,778             $     11,443
01/31/1997         $     11,322             $     10,784             $     11,464
02/28/1997         $     11,431             $     10,888             $     11,570
03/31/1997         $     11,278             $     10,742             $     11,416
04/30/1997         $     11,386             $     10,845             $     11,512
05/31/1997         $     11,538             $     10,990             $     11,686
06/30/1997         $     11,677             $     11,122             $     11,811
07/31/1997         $     12,012             $     11,441             $     12,138
08/31/1997         $     11,883             $     11,319             $     12,024
09/30/1997         $     12,024             $     11,453             $     12,167
10/31/1997         $     12,104             $     11,529             $     12,245
11/30/1997         $     12,139             $     11,563             $     12,317
12/31/1997         $     12,337             $     11,751             $     12,497
01/31/1998         $     12,449             $     11,858             $     12,626
02/28/1998         $     12,438             $     11,847             $     12,629
03/31/1998         $     12,441             $     11,850             $     12,641
04/30/1998         $     12,381             $     11,793             $     12,584
05/31/1998         $     12,585             $     11,988             $     12,783
06/30/1998         $     12,651             $     12,050             $     12,832
07/31/1998         $     12,667             $     12,066             $     12,865
08/31/1998         $     12,876             $     12,265             $     13,064
09/30/1998         $     13,053             $     12,433             $     13,227
10/31/1998         $     13,007             $     12,389             $     13,227
11/30/1998         $     13,039             $     12,420             $     13,274
12/31/1998         $     13,076             $     12,455             $     13,307
01/31/1999         $     13,225             $     12,597             $     13,465
02/28/1999         $     13,107             $     12,485             $     13,406
03/31/1999         $     13,094             $     12,472             $     13,425
04/30/1999         $     13,126             $     12,502             $     13,458
05/31/1999         $     13,010             $     12,392             $     13,380
06/30/1999         $     12,810             $     12,201             $     13,187
07/31/1999         $     12,852             $     12,242             $     13,235
08/31/1999         $     12,702             $     12,098             $     13,129
09/30/1999         $     12,685             $     12,083             $     13,134
10/31/1999         $     12,518             $     11,923             $     12,992
11/30/1999         $     12,620             $     12,021             $     13,130
12/31/1999         $     12,536             $     11,940             $     13,032
01/31/2000         $     12,436             $     11,845             $     12,974
02/29/2000         $     12,626             $     12,026             $     13,125
03/31/2000         $     12,943             $     12,328             $     13,411
04/30/2000         $     12,857             $     12,247             $     13,332
05/31/2000         $     12,703             $     12,100             $     13,263
06/30/2000         $     13,075             $     12,454             $     13,614
07/31/2000         $     13,274             $     12,643             $     13,803
08/31/2000         $     13,508             $     12,866             $     14,016
09/30/2000         $     13,420             $     12,782             $     13,943
10/31/2000         $     13,602             $     12,956             $     14,095
11/30/2000         $     13,748             $     13,095             $     14,202
12/31/2000         $     14,261             $     13,583             $     14,553
01/31/2001         $     14,338             $     13,657             $     14,697
02/28/2001         $     14,409             $     13,725             $     14,744
03/31/2001         $     14,526             $     13,836             $     14,877
04/30/2001         $     14,208             $     13,533             $     14,716
05/31/2001         $     14,418             $     13,733             $     14,875
06/30/2001         $     14,551             $     13,860             $     14,974
07/31/2001         $     14,888             $     14,181             $     15,196
08/31/2001         $     15,189             $     14,468             $     15,447
09/30/2001         $     15,060             $     14,345             $     15,394
10/31/2001         $     15,290             $     14,564             $     15,578
11/30/2001         $     15,086             $     14,369             $     15,447
12/31/2001         $     14,924             $     14,215             $     15,300
01/31/2002         $     15,141             $     14,421             $     15,565
02/28/2002         $     15,378             $     14,648             $     15,751
03/31/2002         $     14,958             $     14,248             $     15,443
04/30/2002         $     15,328             $     14,600             $     15,744
05/31/2002         $     15,426             $     14,693             $     15,840
06/30/2002         $     15,602             $     14,861             $     16,008
07/31/2002         $     15,819             $     15,067             $     16,214
08/31/2002         $     16,034             $     15,272             $     16,409
09/30/2002         $     16,448             $     15,666             $     16,768
10/31/2002         $     16,086             $     15,322             $     16,490
11/30/2002         $     15,943             $     15,185             $     16,421
12/31/2002         $     16,414             $     15,635             $     16,767
01/31/2003         $     16,290             $     15,516             $     16,725
02/28/2003         $     16,650             $     15,859             $     16,959
03/31/2003         $     16,646             $     15,856             $     16,969
04/30/2003         $     16,805             $     16,006             $     17,081
05/31/2003         $     17,310             $     16,488             $     17,481
06/30/2003         $     17,163             $     16,348             $     17,408
07/31/2003         $     16,296             $     15,522             $     16,798
08/31/2003         $     16,499             $     15,715             $     16,924
09/30/2003         $     17,157             $     16,342             $     17,422
10/31/2003         $     17,008             $     16,200             $     17,335
11/30/2003         $     17,232             $     16,414             $     17,515
12/31/2003         $     17,391             $     16,565             $     17,661
01/31/2004         $     17,429             $     16,601             $     17,761
02/29/2004         $     17,788             $     16,943             $     18,028
03/31/2004         $     17,631             $     16,794             $     17,965
04/30/2004         $     17,064             $     16,253             $     17,539
05/31/2004         $     17,035             $     16,225             $     17,476
06/30/2004         $     17,115             $     16,302             $     17,539
07/31/2004         $     17,392             $     16,566             $     17,770
08/31/2004         $     17,799             $     16,953             $     18,125
09/30/2004         $     17,900             $     17,050             $     18,222
10/31/2004         $     18,074             $     17,215             $     18,378
11/30/2004         $     17,779             $     16,935             $     18,228
12/31/2004         $     18,034             $     17,177             $     18,450
01/31/2005         $     18,252             $     17,385             $     18,622
02/28/2005         $     18,131             $     17,270             $     18,560
03/31/2005         $     17,919             $     17,068             $     18,443
04/30/2005         $     18,306             $     17,437             $     18,735

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

   SHARE CLASS                   A                  B                  C
-----------------------------------------------------------------------------------
   INCEPTION                 04/10/87           06/08/92            08/01/97
-----------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH
-----------------------------------------------------------------------------------
   6-month (cumulative)      1.24    -3.57      0.87    -4.03      1.01     0.04
   1-year                    7.24     2.15      6.45     1.45      6.76     5.76
   5-year                    7.32     6.28      6.53     6.22      6.84     6.84
   10-year                   6.23     5.72      5.45     5.45      5.69     5.69

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

   SHARE CLASS                   A                  B                  C
-----------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH
-----------------------------------------------------------------------------------
   6-month (cumulative)      0.10    -4.66     -0.28    -5.12     -0.13    -1.10
   1-year                    1.63    -3.20      0.87    -3.94      1.17     0.21
   5-year                    6.73     5.69      5.94     5.62      6.25     6.25
   10-year                   6.03     5.52      5.25     5.25      5.49     5.49

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the Fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on April 10, 1987, class B shares were initially offered on June 8, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05 ($)

   SALES CHARGE      WITHOUT        WITH
--------------------------------------------
   Class A            18,306       17,437
   Class B            16,994       16,994
   Class C            17,388       17,388

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

FUND PROFILE

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 04/30/05 (%)

   Water & sewer                14.9
   Refunded/escrowed            14.2
   Education                    12.7
   State general obligations    11.7
   Hospitals                     8.6

QUALITY BREAKDOWN AS OF 04/30/05 (%)

   AAA                          56.8
   AA                           20.2
   A                             4.2
   BBB                           8.6
   BB                            2.6
   Non-rated                     6.2
   Cash equivalent               1.4

MATURITY BREAKDOWN AS OF 04/30/05 (%)

   0-1 years                     0.3
   3-5 years                     5.1
   5-7 years                     6.7
   7-10 years                   19.0
   10-15 years                  41.1
   15-20 years                  12.5
   20-25 years                   3.5
   25 YEARS AND OVER            10.4
   Cash equivalent               1.4

Sector breakdowns are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SIDENOTE]

SUMMARY

- For the six-month period ended April 30, 2005, the fund's class A shares returned 1.24% without sales charge.

-  Longer-term and lower quality bonds were market leaders during the period.

- The fund's emphasis on intermediate-term bonds and higher quality bonds hampered returns relative to the Lipper peer group average.

CLASS A SHARES                         1.24%
LEHMAN BROTHERS MUNICIPAL BOND INDEX   1.93%

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
             Seeks as high a level of after-tax total return, as is
                          consistent with prudent risk

                                TOTAL NET ASSETS
                                 $196.0 million

MANAGEMENT STYLE

                              FIXED INCOME MATURITY
                              ---------------------
                              SHORT   INTERM.  LONG
                              -----   -------  ----
QUALITY
-------
HIGH                                           X
MED
LOW

UNDERSTANDING YOUR EXPENSES

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

                ACCOUNT VALUES AT THE        ACCOUNT VALUES AT THE           EXPENSES PAID               FUND'S ANNUALIZED
              BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)        DURING THE PERIOD ($)          EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------------------------
                   ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL      ACTUAL     HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------------------
   Class A        1,000.00     1,000.00        1,012.40     1,020.23         4.59          4.61                  0.92
   Class B        1,000.00     1,000.00        1,008.68     1,016.51         8.32          8.35                  1.67
   Class C        1,000.00     1,000.00        1,010.17     1,018.00         6.83          6.85                  1.37

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

ECONOMIC UPDATE

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

During the six-month period that began November 1, 2004, and ended April 30, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap between the United States and its trading partners appeared to have been overstated. First quarter 2005 GDP growth was also estimated at 3.1%, then revised to 3.5%, confirming that the economy remained on a firm footing throughout the period.

Job growth dominated US economic news throughout the period as the pace of new job creation picked up and more than two million jobs were created in 2004. Both January and March 2005 job additions came in somewhat below expectations. However, the number of jobs created in April was significantly higher than expectations and that helped keep the labor markets on track. The earlier job figures put an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

BOND RETURNS SLID LATE IN THE PERIOD

The US bond market delivered modest returns as yields generally edged higher until the last month of the period, when they moved lower. Bond yields and prices move in opposite directions. Unsettled by announcements of weak performance by both General Motors and Ford, investors anticipated a ratings downgrade and that expectation rippled through the high-yield markets.(1) In this environment, the Lehman Brothers Aggregate Bond Index returned 0.98% for the period. Municipal bonds outperformed taxable bonds and Treasury bonds outperformed most corporate bonds. Gains achieved by high-yield bonds early in the period were offset by negative returns late in the period. As a result, the Merrill Lynch US High Yield, Cash Pay Index was flat, with no gain or loss for the period.

STOCKS RALLIED, THEN LOST MOMENTUM

The stock market rallied in November and December of 2004, as uncertainty surrounding the US presidential election was resolved and energy prices appeared to stabilize. However, investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation and subdued corporate profit growth. The stock market held onto only modest gains for the six-month period. The S&P 500 Index returned 3.28%. Value stocks did better than growth stocks, as measured by the Russell 1000 Value Index, which gained 6.72% over the same period.

SHORT-TERM INTEREST RATES MOVED HIGHER

The Federal Reserve (the Fed) made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter-percentage-point increases during this reporting period, the fed funds rate stood at 2.75%.(2) Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed left the door open for more aggressive action by indicating that it would respond to economic changes as needed in order to control inflation.

(1) On May 5, both GM and Ford bonds were downgraded to "junk" status.

(2) On May 3, the federal funds rate was raised to 3.0%.

[SIDENOTE]

SUMMARY:

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

- Despite rising interest rates, bonds delivered modest gains. The Lehman Brothers Aggregate Bond Index returned 0.98%. Auto industry news unsettled the high-yield market. The Merrill Lynch US High Yield, Cash Pay Index was flat, with no gain or loss for the period.

   LEHMAN INDEX                 0.98%
   MERRILL LYNCH INDEX          0.00%

- The stock market held on to some of the returns achieved early in the period even though it lost momentum late in the period. The S&P 500 Index returned 3.28%. Value stocks did better, as measured by the Russell 1000 Value Index.

   S&P 500 INDEX                3.28%
   RUSSELL INDEX                6.72%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGER'S REPORT

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

For the six-month period ended April 30, 2005, Columbia Massachusetts Tax-Exempt Fund class A shares returned 1.24% without sales charge. This was less than the 1.93% return of the Lehman Brothers Municipal Bond Index and the 1.55% average return of the fund's peer group, the Lipper Massachusetts Municipal Debt Funds Category.(1) For the most part, the difference in performance among the fund and competing funds is accounted for by the extent to which they owned long-term bonds and lower quality bonds. Bonds with longer maturities outperformed intermediate- and shorter-term securities during the period, and lower quality outperformed higher quality. Financial stress at a nursing home facility whose bonds the fund holds also detracted from performance by about one-third of one percent.

FED RATE HIKES PUT A SQUEEZE ON INTERMEDIATE-TERM ISSUES

After allowing short-term rates to linger at historical lows while the economy emerged from recession, the Federal Reserve (the Fed) reversed course last June and began to raise a key short-term rate in an effort to subdue inflationary pressures. In general, bond investors seemed optimistic about the Fed's move because inflation is viewed as a serious threat to bond performance. As a result, long-term bonds, which are vulnerable to inflation, performed well over the period. These bonds also benefited because the biggest pick-up in yield was between short- and long-term rates. However, bonds in the intermediate maturity range are more sensitive to changes in short-term rates. These bonds fell and held back fund returns.

In this environment, investors also sought the greater income potential of lower-tier investment grade bonds and high-yield issues. The fund has a lighter exposure to these lower quality issues than many of its peers. We believe that this approach has benefited performance over the long term. However, it hampered returns during this reporting period.

PRUDENT MANAGEMENT HAS STRENGTHENED MASSACHUSETTS FINANCES

Massachusetts' governor and state legislature responded to the steep revenue declines that occurred during the economic downturn of 2001-2003 with a series of effective measures. The state initiated spending cuts and introduced non-recurring measures such as sales of state property and use of accumulated reserves to help keep the budget in balance. In 2004 and 2005, better economic conditions have brought increased tax revenues, while conservative revenue forecasting and a disciplined approach to spending have restored some of the state's depleted reserves.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 04/30/05 ($)

   Class A                        8.00
   Class B                        8.00
   Class C                        8.00

DISTRIBUTIONS DECLARED PER SHARE 11/01/04 - 04/30/05 ($)

   Class A                        0.27
   Class B                        0.24
   Class C                        0.25

Distributions include $0.11 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS AS OF 04/30/05 (%)

   Class A                        3.29
   Class B                        2.71
   Class C                        3.01

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/05 (%)

   Class A                        5.36
   Class B                        4.42
   Class C                        4.91

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

On a less favorable note, high housing costs and a wave of corporate mergers have constrained employment growth. Most hiring has occurred in the health care and education sectors, while job trends in financial services and technology have yet to stabilize. Overall, unemployment in Massachusetts has been lower than the national average, in part because of population outflow. As in many states, Medicaid expenditures continue to grow, and the state's per-capita debt burden is among the nation's highest. However, skilled management of state finances leads us to believe that Massachusetts' credit outlook remains stable.

FUND POSITIONED FOR EVENTUAL RATE DECLINES

We believe that the Fed's rate-hike initiatives will eventually succeed in wringing excessive inflation out of the US economy, increasing the potential for steady, moderate growth. With inflation concerns diminishing, we believe that yields on intermediate and longer-term municipals could stabilize or even decline, potentially boosting prices. We have positioned the portfolio to take advantage of that possible scenario, with a focus on intermediate- to longer-term issues and an emphasis on good call protection. If economic conditions were to heat up and rekindle inflation, we may reassess our strategy.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed Columbia Masssachusetts Tax-Exempt Fund since July 1998 and has been with the advisor or its predecessors or affiliate organizations since 1997.

/s/ Gary Swayze


Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[SIDENOTE]

WE HAVE POSITIONED THE PORTFOLIO TO TAKE ADVANTAGE OF MODERATE ECONOMIC GROWTH AND SUBDUED INFLATION, WITH A FOCUS ON INTERMEDIATE- TO LONGER-TERM ISSUES AND AN EMPHASIS ON GOOD CALL PROTECTION.

FINANCIAL STATEMENTS

APRIL 30, 2005 (UNAUDITED)                COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
APRIL 30, 2005 (UNAUDITED)                COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

MUNICIPAL BONDS - 97.7%

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
EDUCATION - 16.1%

EDUCATION - 12.7%

        MA STATE COLLEGE BUILDING AUTHORITY    Series 1994 A,
                                                   7.500% 05/01/14                                   1,825,000        2,316,491
                                               University of Massachusetts Building
                                                Authority,
                                                Series 2003 1,
                                                Insured: AMBAC
                                                   5.250% 11/01/14                                   1,155,000        1,287,028

        MA STATE DEVELOPMENT FINANCE AGENCY    Boston University, Series 1999 P,
                                                   6.000% 05/15/59                                   1,000,000        1,202,410
                                               College of Pharmacy & Allied Health
                                                Services,
                                                Series 2003 C,
                                                   5.750% 07/01/33                                   1,000,000        1,051,550
                                               Western New England College,
                                                Series 2002,
                                                   5.875% 12/01/22                                     905,000          958,404

              MA STATE HEALTH & EDUCATIONAL    Harvard University,
                       FACILITIES AUTHORITY     Series 1991 N,
                                                   6.250% 04/01/20                                   2,675,000        3,370,554
                                               Massachusetts Institute of Technology:
                                                Series 2002 K,
                                                   5.375% 07/01/17                                   4,250,000        4,919,757
                                                Series 2002 K,
                                                   5.500% 07/01/32                                   1,500,000        1,797,090
                                                Series 2003 L,
                                                   5.000% 07/01/18                                   2,500,000        2,797,475
                                               Tufts University,
                                                Series 2002 J:
                                                   5.500% 08/15/16                                   1,250,000        1,438,625
                                                   5.500% 08/15/18                                   1,000,000        1,160,180
                                               University of Massachusetts,
                                                Series 2002 C,
                                                Insured: MBIA
                                                   5.500% 10/01/16                                     500,000          559,310
                                               Wellesley College,
                                                Series 2003,
                                                   5.000% 07/01/21                                   1,000,000        1,074,860

         MA STATE INDUSTRIAL FINANCE AGENCY    Cambridge Friends School,
                                                Series 1998,
                                                   5.750% 09/01/18                                   1,000,000        1,002,640
                                                                                                                 --------------
                                                                                               Education Total       24,936,374

PREP SCHOOL - 2.7%

        MA STATE DEVELOPMENT FINANCE AGENCY    Deerfield Academy, Series 2003 A,
                                                   5.000% 10/01/15                                     805,000          878,577

              MA STATE HEALTH & EDUCATIONAL    Learning Center for Deaf Children,
                       FACILITIES AUTHORITY     Series 1999 C,
                                                   6.100% 07/01/19                                   1,000,000        1,020,020

         MA STATE INDUSTRIAL FINANCE AGENCY    Concord Academy, Series 1997,
                                                   5.500% 09/01/27                                   1,250,000        1,314,400

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
EDUCATION  - (CONTINUED)

PREP SCHOOL - (CONTINUED)

                                               St. John's High School, Series 1998,
                                                   5.700% 06/01/18                                   1,000,000        1,044,570
                                               Tabor Academy, Series 1998,
                                                   5.400% 12/01/18                                   1,000,000        1,038,190
                                                                                                                 --------------
                                                                                             Prep School Total        5,295,757

STUDENT LOAN - 0.7%

   MA STATE EDUCATIONAL FINANCING AUTHORITY    Series 2002 E, AMT,
                                                Insured: AMBAC
                                                   5.000% 01/01/13                                   1,340,000        1,394,618
                                                                                                                 --------------
                                                                                            Student Loan Total        1,394,618
                                                                                                                 --------------
                                                                                               EDUCATION TOTAL       31,626,749

HEALTH CARE - 13.3%

CONTINUING CARE RETIREMENT - 1.1%

           MA BOSTON INDUSTRIAL DEVELOPMENT    Springhouse, Inc.,
                        FINANCING AUTHORITY     Series 1998,
                                                   5.875% 07/01/18                                     950,000          971,061

        MA STATE DEVELOPMENT FINANCE AGENCY    Loomis Communities Project,
                                               Series 2002 A,
                                                   6.900% 03/01/32                                   1,000,000        1,076,320
                                                                                                                 --------------
                                                                              Continuing Care Retirement Total        2,047,381

HEALTH SERVICES - 0.8%

        MA STATE DEVELOPMENT FINANCE AGENCY    Boston Biomedical Research Institute,
                                                Series 1999,
                                                   5.750% 02/01/29                                   1,450,000        1,478,202
                                                                                                                 --------------
                                                                                         Health Services Total        1,478,202

HOSPITALS - 8.6%

        MA STATE DEVELOPMENT FINANCE AGENCY    Massachusetts Biomedical Research Corp.,
                                                Series 2000 C,
                                                   6.250% 08/01/20                                   1,000,000        1,089,420

              MA STATE HEALTH & EDUCATIONAL    Berkshire Health System,
                       FACILITIES AUTHORITY     Series 1994 C,
                                                   6.000% 10/01/20                                   1,000,000        1,007,960
                                               Cape Cod Health Care,
                                                Series 2001 C,
                                                Insured: RAD
                                                   5.250% 11/15/17                                   1,000,000        1,067,730
                                               Covenant Health System,
                                                Series 2002,
                                                   6.000% 07/01/31                                   1,000,000        1,063,550
                                               Jordan Hospital,
                                                Series 2003 E,
                                                   6.750% 10/01/33                                   1,500,000        1,638,690

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
HEALTH CARE - (CONTINUED)

HOSPITALS - (CONTINUED)
                                               Milford-Whitinsville Regional Hospital,
                                                Series 2002 D,
                                                   6.350% 07/15/32                                     500,000          524,630
                                               South Shore Hospital,
                                                Series 1999 F,
                                                   5.625% 07/01/19                                   2,015,000        2,107,952

         MA STATE INDUSTRIAL FINANCE AGENCY    Massachusetts Biomedical Research Corp.,
                                                Series 1989 A2:
                                                   (a) 08/01/08                                      2,000,000        1,787,120
                                                   (a) 08/01/10                                      8,000,000        6,553,840
                                                                                                                 --------------
                                                                                               Hospitals Total       16,840,892

INTERMEDIATE CARE FACILITIES - 0.8%

        MA STATE DEVELOPMENT FINANCE AGENCY    New England Center for Children,
                                                Series 1998,
                                                   5.875% 11/01/18                                     925,000          906,232
                                               Evergreen Center, Inc,
                                                Series 2005,
                                                   5.500% 01/01/35                                     750,000          739,890
                                                                                                                 --------------
                                                                            Intermediate Care Facilities Total        1,646,122

NURSING HOMES - 2.0%

        MA STATE DEVELOPMENT FINANCE AGENCY    American Health Woodlawn Manor, Inc.:
                                                Series 2000 A,
                                                   7.750% 12/01/27                                   1,328,000          729,032
                                                Series 2000 B,
                                                   10.250% 06/01/27 (b)(c)                             417,373           62,606

         MA STATE INDUSTRIAL FINANCE AGENCY    Chelsea Jewish Nursing Home,
                                                Series 1997 A,
                                                Insured: FHA
                                                   6.500% 08/01/37                                     905,000          984,731
                                               GF/Massachusetts, Inc.,
                                                Series 1994,
                                                   8.300% 07/01/23                                   2,185,000        2,190,113
                                                                                                                 --------------
                                                                                           Nursing Homes Total        3,966,482
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL       25,979,079

HOUSING - 0.3%

SINGLE FAMILY - 0.3%

            MA STATE HOUSING FINANCE AGENCY    Series 1997 57, AMT,
                                                Insured: AMBAC
                                                   5.600% 06/01/30                                     625,000          638,356
                                                                                                                 --------------
                                                                                           Single Family Total          638,356
                                                                                                                 --------------
                                                                                                 HOUSING TOTAL          638,356

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
OTHER - 17.7%

OTHER - 1.3%

        MA STATE DEVELOPMENT FINANCE AGENCY    WGBH Educational Foundation,
                                                Series 2002 A,
                                                Insured: AMBAC
                                                   5.750% 01/01/42                                   2,000,000        2,468,660
                                                                                                                 --------------
                                                                                                   Other Total        2,468,660

POOL/BOND BANK - 2.2%

   MA STATE WATER POLLUTION ABATEMENT TRUST    New Bedford Project,
                                                Series 1996 A,
                                                   6.000% 02/01/06                                     220,000          225,287
                                               Pool Program:
                                                Series 2003 9,
                                                   5.500% 08/01/15                                   1,000,000        1,151,290
                                               Series 1999 A,
                                                   6.000% 08/01/17                                   2,445,000        2,951,922
                                               Unrefunded,
                                                Series 2002 8,
                                                   5.000% 08/01/17                                      20,000           21,495
                                                                                                                 --------------
                                                                                          Pool/Bond Bank Total        4,349,994

REFUNDED/ESCROWED (d) - 14.2%

        MA MASSACHUSETTS BAY TRANSPORTATION    Series 2002 A,
                                  AUTHORITY     Pre-refunded 07/01/12,
                                                   5.250% 07/01/21                                   1,000,000        1,114,130

        MA STATE COLLEGE BUILDING AUTHORITY    Series 1999 A,
                                                Escrowed to Maturity,
                                                Insured: MBIA
                                                   (a) 05/01/18                                      7,760,000        4,400,308
                                                Escrowed to Maturity,
                                                   (a) 05/01/23                                      6,000,000        2,617,800

        MA STATE DEVELOPMENT FINANCE AGENCY    College of Pharmacy & Allied Health Services,
                                                Series 1999 B,
                                                Pre-refunded 01/01/10,
                                                   6.625% 07/01/20                                     765,000          889,488

                                MA STATE GO    Series 1990 B,
                                                Escrowed to Maturity,
                                                Insured: FGIC
                                                   7.000% 07/01/09                                   1,385,000        1,542,613
                                               Series 2002 E,
                                                Pre-refunded 01/01/13,
                                                Insured: FSA
                                                   5.250% 01/01/20                                   2,000,000        2,223,660

              MA STATE HEALTH & EDUCATIONAL    University of Massachusetts,
                       FACILITIES AUTHORITY     Series 2000 A,
                                                Pre-refunded 10/01/10,
                                                Insured: FGIC
                                                   5.850% 10/01/20                                   2,000,000        2,281,900

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
OTHER - (CONTINUED)

REFUNDED/ESCROWED (d) - (CONTINUED)

                                               Winchester Hospital,
                                                Series 2000 E,
                                                Pre-refunded 07/01/10,
                                                   6.750% 07/01/30                                   1,000,000        1,153,680

                MA STATE TURNPIKE AUTHORITY    Series 1993 A,
                                                Escrowed to Maturity,
                                                   5.000% 01/01/20                                   7,000,000        7,662,830

   MA STATE WATER POLLUTION ABATEMENT TRUST    MWRA Program:
                                                Series 2002 A,
                                                Pre-refunded 08/01/12,
                                                   5.250% 08/01/18                                   2,000,000        2,230,180
                                                Series 2001 7,
                                                Pre-refunded, 08/01/11,
                                                   5.250% 02/01/14                                     515,000          569,477
                                                Series 2002 8,
                                                Pre-refunded, 08/01/12,
                                                   5.000% 08/01/17                                     980,000        1,077,177

             PR COMMONWEALTH OF PUERTO RICO    Series 2002 E,
                       PUBLIC FINANCE CORP.     Escrowed to Maturity,
                                                   6.000% 08/01/26                                      50,000           62,082
                                                                                                                 --------------
                                                                                       Refunded/Escrowed Total       27,825,325
                                                                                                                 --------------
                                                                                                   OTHER TOTAL       34,643,979

OTHER REVENUE - 1.0%

HOTELS - 1.0%

           MA BOSTON INDUSTRIAL DEVELOPMENT    Crosstown Center Project,
                          FINANCE AUTHORITY     Series 2002, AMT,
                                                   6.500% 09/01/35                                   2,000,000        2,004,760
                                                                                                                 --------------
                                                                                                  Hotels Total        2,004,760
                                                                                                                 --------------
                                                                                           OTHER REVENUE TOTAL        2,004,760
RESOURCE RECOVERY - 1.0%

DISPOSAL - 0.2%

         MA STATE INDUSTRIAL FINANCE AGENCY    Peabody Monofill Associates, Inc.,
                                                Series 1994,
                                                   9.000% 09/01/05                                     365,000          367,832
                                                                                                                 --------------
                                                                                                Disposal Total          367,832

RESOURCE RECOVERY - 0.8%

        MA STATE DEVELOPMENT FINANCE AGENCY    Ogden Haverhill Project, AMT,
                                                Series 1998 B,
                                                   5.500% 12/01/19                                   1,000,000        1,009,400

         MA STATE INDUSTRIAL FINANCE AGENCY    Ogden Haverhill Associates,
                                                Series 1998 A, AMT,
                                                   5.600% 12/01/19                                     500,000          507,140
                                                                                                                 --------------
                                                                                       Resource Recovery Total        1,516,540
                                                                                                                 --------------
                                                                                       RESOURCE RECOVERY TOTAL        1,884,372

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
TAX-BACKED - 20.4%

LOCAL GENERAL OBLIGATIONS - 4.0%

                             MA BELCHERTOWN    Series 2002,
                                                Insured: MBIA
                                                   5.000% 01/15/14                                   1,665,000        1,819,529

                             MA NEW BEDFORD    Series 2001,
                                                Insured: FGIC
                                                   5.500% 05/01/16                                   2,955,000        3,309,718

                                 MA NORWELL    Series 2003,
                                                Insured: FGIC
                                                   5.000% 11/15/22                                   1,410,000        1,571,375

                             MA SPRINGFIELD    Series 2001,
                                                Insured: FGIC
                                                   5.500% 08/01/15                                   1,000,000        1,123,500
                                                                                                                 --------------
                                                                               Local General Obligations Total        7,824,122

SPECIAL NON-PROPERTY TAX - 3.8%

        MA MASSACHUSETTS BAY TRANSPORTATION    Series 2003 A,
                                  AUTHORITY        5.250% 07/01/12                                   2,000,000        2,224,220
                                               Series 2004 C,
                                                   5.250% 07/01/21                                   1,500,000        1,708,125

   PR COMMONWEALTH OF PUERTO RICO HIGHWAY &    Series 2002 E:
           TRANSPORTATION AUTHORITY REVENUE     Insured: FSA
                                                   5.500% 07/01/14                                   2,000,000        2,309,720
                                                   5.500% 07/01/18                                   1,000,000        1,172,570
                                                                                                                 --------------
                                                                                Special Non-Property Tax Total        7,414,635

STATE APPROPRIATED - 0.9%

        MA MASSACHUSETTS BAY TRANSPORTATION    Series 1988,
                                  AUTHORITY        7.750% 01/15/06                                      50,000           51,636

      PR COMMONWEALTH OF PUERTO RICO PUBLIC    Series 1998 A,
                              FINANCE CORP.     Insured: AMBAC
                                                   5.375% 06/01/15                                   1,000,000        1,146,560
                                               Series 2002 E,
                                                   6.000% 08/01/26                                     550,000          664,647
                                                                                                                 --------------
                                                                                      State Appropriated Total        1,862,843

STATE GENERAL OBLIGATIONS - 11.7%

        MA MASSACHUSETTS BAY TRANSPORTATION    Series 1991 A,
                                  AUTHORITY     Insured: MBIA
                                                   7.000% 03/01/21                                   1,500,000        1,938,180
                                               Series 1992 B,
                                                Insured: MBIA
                                                   6.200% 03/01/16                                   3,725,000        4,433,793
                                               Series 1994 A,
                                                   7.000% 03/01/10 (e)                               3,000,000        3,498,480
                                                Insured: FGIC
                                                   7.000% 03/01/11                                   2,000,000        2,384,920
                                                   7.000% 03/01/14                                   1,250,000        1,558,812

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
TAX-BACKED - (CONTINUED)

STATE GENERAL OBLIGATIONS - (CONTINUED)

                                MA STATE GO    Consolidated Loan,
                                                Series 2001 D,
                                                   5.500% 11/01/15                                   1,000,000        1,143,330
                                               Series 2003 D,
                                                Insured: AMBAC
                                                   5.500% 10/01/19                                     450,000          523,418
                                               Series 2004 B,
                                                   5.250% 08/01/22                                   1,000,000        1,130,540

             PR COMMONWEALTH OF PUERTO RICO    Series 1998,
                                                   5.250% 07/01/18                                   1,000,000        1,117,170
                                               Series 2001,
                                                Insured: FSA
                                                   5.500% 07/01/16                                   1,750,000        2,029,072

             PR COMMONWEALTH OF PUERTO RICO    Government Facilities,
                 PUBLIC BUILDINGS AUTHORITY     Series 2002 C,
                                                   5.500% 07/01/14                                     500,000          564,865

             PR COMMONWEALTH OF PUERTO RICO    Series 1998 A,
                       PUBLIC FINANCE CORP.     Insured: AMBAC
                                                   5.375% 06/01/19                                   2,190,000        2,547,890
                                                                                                                 --------------
                                                                               State General Obligations Total       22,870,470
                                                                                                                 --------------
                                                                                              TAX-BACKED TOTAL       39,972,070

TRANSPORTATION - 9.5%

AIR TRANSPORTATION - 2.4%

                    MA STATE PORT AUTHORITY    Delta Air Lines, Inc.,
                                                Series 2001 A, AMT,
                                                Insured: AMBAC
                                                   5.500% 01/01/15                                   1,985,000        2,125,439
                                                   5.500% 01/01/16                                   1,000,000        1,068,150
                                               US Airways, Inc.,
                                                Series 1999, AMT,
                                                Insured: MBIA
                                                   6.000% 09/01/21                                   1,500,000        1,559,520
                                                                                                                 --------------
                                                                                      Air Transportation Total        4,753,109

AIRPORTS - 2.4%

                    MA STATE PORT AUTHORITY    Series 1999, AMT, IFRN,
                                                Insured: FGIC
                                                   8.785% 01/01/21 (f)                               2,500,000        3,012,225
                                               Series 1999, IFRN,
                                                Insured: FGIC
                                                   8.295% 07/01/29 (f)                               1,500,000        1,789,515
                                                                                                                 --------------
                                                                                                Airports Total        4,801,740

TOLL FACILITIES - 2.6%

                MA STATE TURNPIKE AUTHORITY    Series 1997 C,
                                                Insured: MBIA
                                                   (a) 01/01/20                                      2,000,000        1,035,080

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
TRANSPORTATION - (CONTINUED)

TOLL FACILITIES - (CONTINUED)
                                               Series 1999 A,
                                                Insured: AMBAC
                                                   4.750% 01/01/34                                   4,000,000        4,034,760
                                                                                                                 --------------
                                                                                         Toll Facilities Total        5,069,840

TRANSPORTATION - 2.1%

                   MA STATE FEDERAL HIGHWAY    Grant Anticipation Notes, Series 1998 A,
                                                Insured: FSA
                                                   5.250% 12/15/12                                   1,500,000        1,674,765

                                MA STATE GO    Series 1998 B,
                                                Insured: MBIA
                                                   (a) 06/15/12                                      3,145,000        2,408,913
                                                                                                                 --------------
                                                                                          Transportation Total        4,083,678
                                                                                                                 --------------
                                                                                          TRANSPORTATION TOTAL       18,708,367

UTILITIES - 18.4%

INDEPENDENT POWER PRODUCERS - 0.4%

 PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,    AES Project,
       EDUCATIONAL, MEDICAL & ENVIRONMENTAL     Series 2000, AMT,
                    COGENERATION FACILITIES        6.625% 06/01/26                                     645,000          699,890
                                                                                                                 --------------
                                                                                             Independent Power
                                                                                               Producers Total          699,890

JOINT POWER AUTHORITY - 1.8%

  MA STATE MUNICIPAL WHOLESALE ELECTRIC CO.    Nuclear Project 3-A,
                                                Series 2001,
                                                Insured: MBIA
                                                   5.250% 07/01/13                                   1,180,000        1,304,183
                                               Power Supply System, Project 6-A,
                                                Series 2001,
                                                Insured: MBIA
                                                   5.250% 07/01/14                                   2,000,000        2,212,340
                                                                                                                 --------------
                                                                                         Joint Power Authority
                                                                                                         Total        3,516,523

MUNICIPAL ELECTRIC - 1.3%

        MA STATE DEVELOPMENT FINANCE AGENCY    Devens Electric System,
                                                Series 2001,
                                                   6.000% 12/01/30                                   1,000,000        1,067,200
    PR COMMONWEALTH OF PUERTO RICO ELECTRIC
                            POWER AUTHORITY    Series 2003 NN,
                                                Insured: MBIA
                                                   5.250% 07/01/21                                   1,360,000        1,567,971
                                                                                                                 --------------
                                                                                      Municipal Electric Total        2,635,171
WATER & SEWER - 14.9%

         MA BOSTON WATER & SEWER COMMISSION    Series 1992 A,
                                                   5.750% 11/01/13                                   1,000,000        1,126,480
                                               Series 1993 A,
                                                   5.250% 11/01/19                                   4,750,000        5,387,450

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
UTILITIES - (CONTINUED)

WATER & SEWER - (CONTINUED)

         MA STATE WATER RESOURCES AUTHORITY    Series 1992 A:
                                                   6.500% 07/15/09                                   2,000,000        2,263,360
                                                   6.500% 07/15/19                                   5,100,000        6,224,652
                                               Series 1993 C,
                                                   5.250% 12/01/15                                   2,750,000        3,075,077
                                                Insured: AMBAC
                                                   5.250% 12/01/15                                   1,000,000        1,121,510
                                               Series 1995 B,
                                                Insured: MBIA
                                                   6.250% 12/01/13                                   5,000,000        5,982,300
                                               Series 2002 J:
                                                Insured: FSA
                                                   5.250% 08/01/19                                   1,000,000        1,138,260
                                                   5.500% 08/01/21                                   2,500,000        2,925,175
                                                                                                                 --------------
                                                                                           Water & Sewer Total       29,244,264
                                                                                                                 --------------
                                                                                               TOTAL UTILITIES       36,095,848

                                               TOTAL MUNICIPAL BONDS
                                               (COST OF $175,225,185)                                               191,553,580

                                                                                                        SHARES
                                               --------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.0%
                                               Dreyfus Massachusetts Municipal Money
                                                Market Fund                                                  1                1
                                                                                                                 --------------
                                               TOTAL INVESTMENT COMPANY
                                               (COST OF $1)                                                                   1

                                                                                                       PAR ($)
                                               --------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.6%

VARIABLE RATE DEMAND NOTES (g) - 0.6%

         MA STATE WATER RESOURCES AUTHORITY    Multi-Modal,
                                                Series 2002 C,
                                                   3.050% 08/01/20                                     400,000          400,000
                                                Series 2002 D,
                                                   3.050% 08/01/17                                     500,000          500,000

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
                                               --------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - (CONTINUED)

VARIABLE RATE DEMAND NOTES (g) - (continued)

                                MN COHASSET    Minnesota Power & Light Co.,
                                                Series 1997 B, LOC: ABN Amro
                                                Bank N.V.
                                                   3.050% 06/01/13                                     200,000          200,000
                                                                                                                 --------------
                                                                                          VARIABLE RATE DEMAND
                                                                                                   NOTES TOTAL        1,100,000

                                               TOTAL SHORT-TERM OBLIGATIONS
                                               (COST OF $1,100,000)                                                   1,100,000

                                               TOTAL INVESTMENTS -98.3%
                                               (COST OF $176,325,186) (h)                                           192,653,581

                                               OTHER ASSETS & LIABILITIES, NET - 1.7%                                 3,362,223

                                               NET ASSETS - 100.0%                                                  196,015,804

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

(b) The issuer is in default of certain debt covenants. Income is not being accrued. As of April 30, 2005, the value of this security amounted to $62,606, which represents 0.03% of net assets.

(c) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(e) A portion of the security with a market value of $1,166,160 pledged as collateral for open futures contracts.

(f) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(g) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2005.

(h)  Cost for federal income tax purposes is $176,011,986.

     At April 30, 2005, the Fund held the following open short futures contracts:

                               NUMBER OF               AGGREGATE    EXPIRATION   UNREALIZED
         TYPE                  CONTRACTS    VALUE      FACE VALUE      DATE     DEPRECIATION
--------------------------------------------------------------------------------------------
U.S. Treasury Notes 10-Year       54     $ 6,016,781  $ 6,003,828    June-2005  $   (12,953)

                                 See Accompanying Notes to Financial Statements.

At April 30, 2005, the Fund held investments in the following sectors:

                                                                    % OF
HOLDINGS BY REVENUE SOURCE                                       NET ASSETS
---------------------------------------------------------------------------
Tax-Backed                                                          20.4%
Utilities                                                           18.4
Other                                                               17.7
Education                                                           16.1
Health Care                                                         13.3
Transportation                                                       9.5
Other Revenue                                                        1.0
Resource Recovery                                                    1.0
Short-Term Obligations                                               0.6
Housing                                                              0.3
Other Assets & Liabilities, Net                                      1.7
                                                                   -----
                                                                   100.0%
                                                                   =====

               ACRONYM                           NAME
                AMBAC                    Ambac Assurance Corp.
                 AMT                    Alternative Minimum Tax
                FGIC               Financial Guaranty Insurance Co.
                 FHA                Federal Housing Administration
                 FSA              Financial Security Assurance, Inc.
                 GO                       General Obligation
                IFRN                  Inverse Floating Rate Note
                 LOC                       Letter of Credit
                MBIA                     MBIA Insurance Corp.
                 RAD                 Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2005 (UNAUDITED)                COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                                                                                                            ($)
-------------------------------------------     -------------------------------------------------------------------------------
                                     ASSETS     Investments, at cost                                                176,325,186
                                                                                                                 --------------
                                                Investments, at value                                               192,653,581
                                                Cash                                                                     59,475
                                                Receivable for:
                                                 Investments sold                                                     1,091,194
                                                 Fund shares sold                                                        47,856
                                                 Interest                                                             2,818,431
                                                 Futures variation margin                                                13,500
                                                Deferred Trustees' compensation plan                                     11,927
                                                                                                                 --------------
                                                                                                  Total Assets      196,695,964


                                LIABILITIES     Payable for:
                                                 Fund shares repurchased                                                192,983
                                                 Distributions                                                          273,264
                                                 Investment advisory fee                                                 80,327
                                                 Transfer agent fee                                                      34,809
                                                 Pricing and bookkeeping fees                                             6,528
                                                 Trustees' fees                                                             176
                                                 Custody fee                                                              1,286
                                                 Distribution and service fees                                           56,977
                                                Deferred Trustees' fees                                                  11,927
                                                Other liabilities                                                        21,883
                                                                                                                 --------------
                                                                                             Total Liabilities          680,160

                                                                                                    NET ASSETS      196,015,804

                  COMPOSITION OF NET ASSETS     Paid-in capital                                                     179,947,188
                                                Undistributed net investment income                                     423,818
                                                Accumulated net realized loss                                          (670,644)
                                                Net unrealized appreciation
                                                 (depreciation) on:
                                                 Investments                                                         16,328,395
                                                 Futures contracts                                                      (12,953)

                                                                                                    NET ASSETS      196,015,804

                                    CLASS A     Net assets                                                          151,549,030
                                                Shares outstanding                                                   18,934,352
                                                Net asset value per share                                                  8.00(a)
                                                Maximum offering price per share
                                                 ($8.00/0.9525)                                                            8.40(b)

                                    CLASS B     Net assets                                                           30,407,601
                                                Shares outstanding                                                    3,799,047
                                                Net asset value and offering price
                                                 per share                                                                 8.00(a)

                                    CLASS C     Net assets                                                           14,059,173
                                                Shares outstanding                                                    1,756,524
                                                Net asset value and offering price
                                                 per share                                                                 8.00(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2005   COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND
(UNAUDITED)

                                                                                                                            ($)
-------------------------------------------------------------------------------------------------------------------------------
                          INVESTMENT INCOME    Interest                                                               4,901,513

                                   EXPENSES    Investment advisory fee                                                  492,990
                                               Distribution fee:
                                                 Class B                                                                120,289
                                                 Class C                                                                 51,272
                                                Service fee:
                                                 Class A                                                                167,774
                                                 Class B                                                                 35,561
                                                 Class C                                                                 15,179
                                                Transfer agent fee                                                       87,416
                                                Pricing and bookkeeping fees                                             36,218
                                                Trustees' fees                                                            6,089
                                                Custody fee                                                               5,507
                                                Non-recurring costs (See Note 7)                                          2,444
                                                Other expenses                                                           55,815
                                                                                                                 --------------
                                                 Total Expenses                                                       1,076,554
                                                Fees waived by Distributor - Class C                                    (20,518)
                                                Non-recurring costs assumed by Investment Advisor (See Note 7)           (2,444)
                                                Custody earnings credit                                                    (451)
                                                                                                                 --------------
                                                 Net Expenses                                                         1,053,141
                                                                                                                 --------------
                                                Net Investment Income                                                 3,848,372

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON     Net realized gain (loss) on:
          INVESTMENTS AND FUTURES CONTRACTS      Investments                                                            369,772
                                                 Futures contracts                                                     (111,415)
                                                                                                                 --------------
                                                   Net realized gain                                                    258,357
                                                Net change in unrealized
                                                 appreciation/depreciation on:
                                                 Investments                                                         (1,923,929)
                                                 Futures contracts                                                      219,861
                                                                                                                 --------------
                                                   Net change in unrealized appreciation/depreciation                (1,704,068)
                                                                                                                 --------------
                                                Net Loss                                                             (1,445,711)
                                                                                                                 --------------
                                                Net Increase in Net Assets from Operations                            2,402,661

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                                                                                    (UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                                     APRIL 30,      OCTOBER 31,
                                                                                                      2005 ($)         2004 ($)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                                 OPERATIONS     Net investment income                                3,848,372        8,284,280
                                                Net realized gain on investments and
                                                 futures contracts                                     258,357        2,563,806
                                                Net change in unrealized
                                                 appreciation/depreciation on
                                                 investments and futures contracts                  (1,704,068)       1,444,233
                                                                                                   ----------------------------
                                                   Net Increase from Operations                      2,402,661       12,292,319

     DISTRIBUTIONS DECLARED TO SHAREHOLDERS     From net investment income:
                                                 Class A                                            (3,053,737)      (6,543,341)
                                                 Class B                                              (525,916)      (1,236,235)
                                                 Class C                                              (244,495)        (529,745)
                                                From net realized gains:
                                                 Class A                                            (2,040,113)      (3,240,897)
                                                 Class B                                              (439,772)        (769,203)
                                                 Class C                                              (181,971)        (311,756)
                                                                                                   ----------------------------
                                                   Total Distributions Declared to
                                                    Shareholders                                    (6,486,004)     (12,631,177)

                         SHARE TRANSACTIONS     Class A:
                                                 Subscriptions                                       4,844,878       13,751,482
                                                 Distributions reinvested                            3,105,101        5,746,451
                                                 Redemptions                                       (10,470,535)     (29,804,341)
                                                                                                   ----------------------------
                                                   Net Decrease                                     (2,520,556)     (10,306,408)
                                                Class B:
                                                 Subscriptions                                         580,095        1,948,259
                                                 Distributions reinvested                              697,615        1,399,554
                                                 Redemptions                                        (4,220,521)      (9,995,315)
                                                                                                   ----------------------------
                                                   Net Decrease                                     (2,942,811)      (6,647,502)
                                                Class C:
                                                 Subscriptions                                       2,226,715        3,165,607
                                                 Distributions reinvested                              194,830          382,308
                                                 Redemptions                                        (1,451,358)      (5,428,819)
                                                                                                   ----------------------------
                                                   Net Increase (Decrease)                             970,187       (1,880,904)
                                                                                                   ----------------------------
                                                Net Decrease from Share Transactions                (4,493,180)     (18,834,814)
                                                                                                   ----------------------------
                                                   Total Decrease in Net Assets                     (8,576,523)     (19,173,672)

                                 NET ASSETS     Beginning of period                                204,592,327      223,765,999
                                                End of period                                      196,015,804      204,592,327
                                                Undistributed net investment income at
                                                 end of period                                         423,818          399,594

                          CHANGES IN SHARES     Class A:
                                                 Subscriptions                                         604,481        1,693,890
                                                 Issued for distributions reinvested                   388,808          709,707
                                                 Redemptions                                        (1,305,255)      (3,716,650)
                                                                                                   ----------------------------
                                                   Net Decrease                                       (311,966)      (1,313,053)
                                                Class B:
                                                 Subscriptions                                          72,321          239,935
                                                 Issued for distributions reinvested                    87,349          172,823
                                                 Redemptions                                          (527,627)      (1,240,708)
                                                                                                   ----------------------------
                                                   Net Decrease                                       (367,957)        (827,950)
                                                Class C:
                                                 Subscriptions                                         277,897          386,037
                                                 Issued for distributions reinvested                    24,397           47,165
                                                 Redemptions                                          (181,437)        (677,355)
                                                                                                   ----------------------------
                                                   Net Increase (Decrease)                             120,857         (244,153)

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2005 (UNAUDITED)                COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2004, was as follows:

                        OCTOBER 31, 2004
-----------------------------------------------------------------
     TAX-EXEMPT             ORDINARY             LONG-TERM
       INCOME                INCOME*           CAPITAL GAINS
-----------------------------------------------------------------
   $  8,281,472            $   306,679          $  4,043,026

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2005, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                     $ 17,562,681
    Unrealized depreciation                         (921,086)
-----------------------------------------------------------------
      Net unrealized appreciation               $ 16,641,595

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, and Columbia New York Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
-----------------------------------------------------------
          First $1 billion                0.50%
      $1 billion to $3 billion            0.45%
           Over $3 billion                0.40%

For the six months ended April 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended April 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.037%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended April 30, 2005, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.09%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended April 30, 2005, the Distributor has retained net underwriting discounts of $11,226 on sales of the Fund's Class A shares and net CDSC fees of $41,008 and $362 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the six months ended April 30, 2005, the Fund's annualized effective service fee rate was 0.22%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a

Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended April 30, 2005, the Fund paid $914 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $742,500 and $6,169,902, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended April 30, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Services, Inc. except for Radian Asset Assurance, Inc. which is rated AA by Standard & Poor's. At April 30, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows:
MBIA Insurance Corp., 16.5%, Financial Guaranty Insurance Co., 9.6% and Ambac Assurance Corp., 9.5%.

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at April 30, 2005 invested in debt obligations issued by Massachusetts and Puerto Rico and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia.

The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended April 30, 2005, Columbia has assumed $2,444 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                             SIX MONTHS                       PERIOD
                                  ENDED     YEAR ENDED         ENDED
                              APRIL 30,    OCTOBER 31,   OCTOBER 31,                        YEAR ENDED JANUARY 31,
CLASS A SHARES                     2005           2004       2003(a)           2003          2002            2001          2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD           $    8.17      $    8.16     $    8.06      $    7.85     $    7.83       $    7.18     $    8.06

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.16(b)        0.33(b)       0.25(b)        0.35(b)       0.40(b)(c)      0.37(d)       0.37(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                 (0.06)          0.17          0.10           0.23          0.03(c)         0.70         (0.84)
                              ---------      ---------     ---------      ---------     ---------       ---------     ---------
Total from Investment
Operations                         0.10           0.50          0.35           0.58          0.43            1.07         (0.47)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                            (0.16)         (0.33)        (0.25)         (0.35)        (0.37)          (0.38)        (0.37)
From net realized gains           (0.11)         (0.16)           --          (0.02)        (0.04)          (0.04)           --(e)
In excess of net realized
gains                                --             --            --             --            --              --         (0.04)
                              ---------      ---------     ---------      ---------     ---------       ---------     ---------
Total Distributions
Declared to Shareholders          (0.27)         (0.49)        (0.25)         (0.37)        (0.41)          (0.42)        (0.41)
                              ---------      ---------     ---------      ---------     ---------       ---------     ---------
NET ASSET VALUE,
END OF PERIOD                 $    8.00      $    8.17     $    8.16      $    8.06     $    7.85       $    7.83     $    7.18
Total return (f)                   1.24%(g)       6.28%         4.40%(g)       7.59%         5.62%(h)       15.30%(h)     (5.96)%(h)

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                       0.92%(j)       0.91%         1.00%(j)       0.94%         0.92%           0.93%         0.93%
Net investment income (i)          4.06%(j)       4.05%         4.16%(j)       4.39%         5.05%(c)        4.94%         4.81%
Waiver/reimbursement                 --             --            --             --          0.05%           0.03%         0.02%
Portfolio turnover rate               0%(g)          6%            9%(g)         13%            8%             18%           16%
Net assets, end of
period (000's)                $ 151,549      $ 157,198     $ 167,692      $ 170,512     $ 169,284       $ 152,057     $ 142,790

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 5.02% to 5.05%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                             SIX MONTHS                      PERIOD
                                  ENDED    YEAR ENDED         ENDED
                              APRIL 30,   OCTOBER 31,   OCTOBER 31,                      YEAR ENDED JANUARY 31,
CLASS B SHARES                     2005          2004       2003(a)          2003          2002          2001        2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD            $   8.17      $   8.16      $   8.06      $   7.85      $   7.83      $   7.18      $   8.06

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.13(b)       0.27(b)       0.21(b)       0.29(b)       0.34(b)(c)    0.31(d)       0.31(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                 (0.06)         0.16          0.10          0.23          0.03(c)       0.70         (0.84)
                               --------      --------      --------      --------      --------      --------      --------
Total from Investment
Operations                         0.07          0.43          0.31          0.52          0.37          1.01         (0.53)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                            (0.13)        (0.26)        (0.21)        (0.29)        (0.31)        (0.32)        (0.31)
From net realized gains           (0.11)        (0.16)           --         (0.02)        (0.04)        (0.04)           --(e)
In excess of net realized
gains                                --            --            --            --            --            --         (0.04)
                               --------      --------      --------      --------      --------      --------      --------
Total Distributions
Declared to Shareholders          (0.24)        (0.42)        (0.21)        (0.31)        (0.35)        (0.36)        (0.35)
                              ---------      ---------     ---------      ---------     ---------       ---------     ---------
NET ASSET VALUE,
END OF PERIOD                  $   8.00      $   8.17      $   8.16      $   8.06      $   7.85      $   7.83      $   7.18
Total return (f)                   0.87%(g)      5.49%         3.82%(g)      6.79%         4.86%(h)     14.45%(h)     (6.67)%(h)

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                       1.67%(j)      1.66%         1.75%(j)      1.69%         1.67%         1.68%         1.68%
Net investment income (i)          3.31%(j)      3.29%         3.41%(j)      3.64%         4.30%(c)      4.19%         4.06%
Waiver/reimbursement                 --            --            --            --          0.05%         0.03%         0.02%
Portfolio turnover rate               0%(g)         6%            9%(g)        13%            8%           18%           16%
Net assets, end of
period (000's)                 $ 30,408      $ 34,035      $ 40,739      $ 43,052      $ 39,009      $ 44,038      $ 50,110

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.27% to 4.30%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                             SIX MONTHS                      PERIOD
                                  ENDED    YEAR ENDED         ENDED
                              APRIL 30,   OCTOBER 31,   OCTOBER 31,                      YEAR ENDED JANUARY 31,
CLASS C SHARES                     2005          2004       2003(a)          2003          2002          2001        2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD            $   8.17      $   8.16      $   8.06      $   7.85      $   7.83      $   7.18      $   8.06

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income              0.14(b)       0.29(b)       0.23(b)       0.31(b)       0.36(b)(c)    0.34(d)       0.33(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                 (0.06)         0.17          0.09          0.24          0.04(c)       0.70         (0.84)
                               --------      --------      --------      --------      --------      --------      --------
Total from Investment
Operations                         0.08          0.46          0.32          0.55          0.40          1.04         (0.51)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                            (0.14)        (0.29)        (0.22)        (0.32)        (0.34)        (0.35)        (0.33)
From net realized gains           (0.11)        (0.16)           --         (0.02)        (0.04)        (0.04)           --(e)
In excess of net realized
gains                                --            --            --            --            --            --         (0.04)
                               --------      --------      --------      --------      --------      --------      --------
Total Distributions
Declared to Shareholders          (0.25)        (0.45)        (0.22)        (0.34)        (0.38)        (0.39)        (0.37)
                              ---------      ---------     ---------      ---------     ---------       ---------     ---------
NET ASSET VALUE,
END OF PERIOD                  $   8.00      $   8.17      $   8.16      $   8.06      $   7.85      $   7.83      $   7.18
Total return (f)(g)                1.01%(h)      5.81%         4.05%(h)      7.11%         5.17%        14.79%        (6.38)%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                       1.37%(j)      1.36%         1.45%(j)      1.39%         1.37%         1.38%         1.38%
Net investment income (i)          3.61%(j)      3.58%         3.71%(j)      3.94%         4.60%(c)      4.49%         4.36%
Waiver/reimbursement               0.30%(j)      0.30%         0.30%(j)      0.30%         0.35%         0.33%         0.32%
Portfolio turnover rate               0%(h)         6%            9%(h)        13%            8%           18%           16%
Net assets, end of
period (000's)                 $ 14,059      $ 13,360      $ 15,335      $ 11,399      $  4,802      $  2,586      $  1,189

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.57% to 4.60%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 13, 2004, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

COLUMBIA FUNDS

                              COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                  LARGE GROWTH        Columbia Growth Stock
                                      Columbia Large Cap Growth
                                      Columbia Tax-Managed Growth
                                      Columbia Tax-Managed Growth II*
                                      Columbia Young Investor

                   LARGE VALUE        Columbia Disciplined Value
                                      Columbia Growth & Income*
                                      Columbia Large Cap Core
                                      Columbia Tax-Managed Value*

                 MIDCAP GROWTH        Columbia Acorn Select
                                      Columbia Mid Cap Growth

                  MIDCAP VALUE        Columbia Dividend Income
                                      Columbia Mid Cap Value*
                                      Columbia Strategic Investor

                  SMALL GROWTH        Columbia Acorn
                                      Columbia Acorn USA
                                      Columbia Small Company Equity

                   SMALL VALUE        Columbia Small Cap Value

                      BALANCED        Columbia Asset Allocation
                                      Columbia Balanced
                                      Columbia Liberty Fund
                                      Columbia Thermostat

                     SPECIALTY        Columbia Real Estate Equity
                                      Columbia Technology
                                      Columbia Utilities

          TAXABLE FIXED-INCOME        Columbia Corporate Bond**
                                      Columbia Federal Securities
                                      Columbia Fixed Income Securities*
                                      Columbia High Yield
                                      Columbia High Yield Opportunity
                                      Columbia Income*
                                      Columbia Intermediate Bond
                                      Columbia Intermediate Government Income*
                                      Columbia Quality Plus Bond
                                      Columbia Short Term Bond*
                                      Columbia Strategic Income

                    TAX EXEMPT        Columbia High Yield Municipal
                                      Columbia Intermediate Tax-Exempt Bond
                                      Columbia Managed Municipals*
                                      Columbia National Municipal Bond**
                                      Columbia Tax-Exempt
                                      Columbia Tax-Exempt Insured

       SINGLE STATE TAX EXEMPT        Columbia California Tax-Exempt
                                      Columbia Connecticut Intermediate Municipal Bond
                                      Columbia Connecticut Tax-Exempt
                                      Columbia Florida Intermediate Municipal Bond*
                                      Columbia Massachusetts Intermediate Municipal Bond
                                      Columbia Massachusetts Tax-Exempt
                                      Columbia New Jersey Intermediate Municipal Bond
                                      Columbia New York Intermediate Municipal Bond
                                      Columbia New York Tax-Exempt
                                      Columbia Oregon Municipal Bond
                                      Columbia Pennsylvania Intermediate Municipal Bond*
                                      Columbia Rhode Island Intermediate Municipal Bond

                  MONEY MARKET        Columbia Money Market*
                                      Columbia Municipal Money Market*

          INTERNATIONAL/GLOBAL        Columbia Acorn International
                                      Columbia Acorn International Select
                                      Columbia Global Equity
                                      Columbia International Stock
                                      Columbia Newport Greater China
                                      Columbia Newport Tiger*

                         INDEX        Columbia Large Company Index*
                                      Columbia Small Company Index*
                                      Columbia U.S. Treasury Index

* The fund is closed to new investments. The fund's trustees have approved the merger of this fund, which is scheduled to occur before the end of 2005.
** The fund is closed to new investments. The fund's trustees have approved the liquidation of this fund.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND  SEMIANNUAL REPORT, APRIL 30, 2005            PRSRT STD
                                                                                   U.S. POSTAGE
                                                                                       PAID
                                                                                   HOLLISTON, MA
                                                                                   PERMIT NO. 20

COLUMBIA MANAGEMENT(R)


(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                               SHC-44/86356-0505 (06/05) 05/6063

                                    [GRAPHIC]

                        COLUMBIA NEW YORK TAX-EXEMPT FUND

                        Semiannual Report April 30, 2005

                     PRESIDENT'S MESSAGE
                                               ---------------------------------
                                               Columbia New York Tax-Exempt Fund

[PHOTO]



Dear Shareholder:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.
Table of Contents



                          Performance Information.... 1

                          Fund Profile............... 2

                          Understanding Your Expenses 3

                          Economic Update............ 4

                          Portfolio Manager's Report. 5

                          Investment Portfolio....... 7



                     Statement of Assets and Liabilities 16

                     Statement of Operations............ 17

                     Statement of Changes in Net Assets. 18

                     Notes to Financial Statements...... 19

                     Financial Highlights............... 25

                     Board Consideration and Approval of
                     Investment Advisory Agreement...... 28

                     Columbia Funds..................... 31

                     Important Information
                     About This Report.................. 33

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be constructed as a recommendation or investment advice.


                           --------------------------
                             Not FDIC May Lose Value
                            Insured -----------------
                                    No Bank Guarantee
                           -        -----------------

                PERFORMANCE INFORMATION
                                        ----------------------------------
                                         Columbia New York Tax-Exempt Fund

Performance of a $ 10,000 investment 05/01/95 - 04/30/05 ($)

                           sales charge: without with
                          ----------------------------
                          Class A       18,429  17,554
                          ----------------------------
                          Class B       17,098  17,098
                          ----------------------------
                          Class C       17,506  17,506

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Value of a $10,000 investment 05/01/95 - 04/30/05

                                     [CHART]

                 Class A             Class A
               shares without       shares with        Lehman Brothers
               sales charge        sales charge      Municipal Bond Index
               --------------      ------------      ---------------------
                 $10,000             $ 9,525              $10,000
 5/31/1995        10,312               9,822               10,319
 6/30/1995        10,084               9,605               10,229
 7/31/1995        10,164               9,681               10,326
 8/31/1995        10,301               9,812               10,458
 9/30/1995        10,350               9,859               10,523
10/31/1995        10,564              10,062               10,676
11/30/1995        10,822              10,308               10,853
12/31/1995        10,948              10,428               10,957
 1/31/1996        11,013              10,489               11,041
 2/29/1996        10,865              10,349               10,966
 3/31/1996        10,717              10,208               10,825
 4/30/1996        10,707              10,198               10,795
 5/31/1996        10,681              10,174               10,791
 6/30/1996        10,809              10,296               10,908
 7/31/1996        10,891              10,374               11,006
 8/31/1996        10,865              10,349               11,004
 9/30/1996        11,058              10,533               11,158
10/31/1996        11,158              10,628               11,284
11/30/1996        11,384              10,844               11,491
12/31/1996        11,325              10,787               11,443
 1/31/1997        11,314              10,777               11,464
 2/28/1997        11,415              10,872               11,570
 3/31/1997        11,274              10,739               11,416
 4/30/1997        11,359              10,819               11,512
 5/31/1997        11,509              10,962               11,686
 6/30/1997        11,659              11,106               11,811
 7/31/1997        12,008              11,438               12,138
 8/31/1997        11,846              11,283               12,024
 9/30/1997        11,999              11,429               12,167
10/31/1997        12,085              11,511               12,245
11/30/1997        12,155              11,578               12,317
12/31/1997        12,406              11,816               12,497
 1/31/1998        12,527              11,932               12,626
 2/28/1998        12,527              11,932               12,629
 3/31/1998        12,527              11,932               12,641
 4/30/1998        12,408              11,819               12,584
 5/31/1998        12,666              12,065               12,783
 6/30/1998        12,702              12,098               12,832
 7/31/1998        12,720              12,115               12,865
 8/31/1998        12,963              12,347               13,064
 9/30/1998        13,152              12,527               13,227
10/31/1998        13,081              12,459               13,227
11/30/1998        13,147              12,523               13,274
12/31/1998        13,199              12,572               13,307
 1/31/1999        13,354              12,720               13,465
 2/28/1999        13,258              12,629               13,406
 3/31/1999        13,240              12,611               13,425
 4/30/1999        13,289              12,658               13,458
 5/31/1999        13,161              12,536               13,380
 6/30/1999        12,941              12,327               13,187
 7/31/1999        12,976              12,360               13,235
 8/31/1999        12,810              12,202               13,129
 9/30/1999        12,771              12,164               13,134
10/31/1999        12,567              11,971               12,992
11/30/1999        12,712              12,108               13,130
12/31/1999        12,599              12,000               13,032
 1/31/2000        12,504              11,910               12,974
 2/29/2000        12,707              12,103               13,125
 3/31/2000        13,065              12,445               13,411
 4/30/2000        12,950              12,335               13,332
 5/31/2000        12,857              12,246               13,263
 6/30/2000        13,276              12,646               13,614
 7/31/2000        13,470              12,830               13,803
 8/31/2000        13,702              13,051               14,016
 9/30/2000        13,585              12,940               13,943
10/31/2000        13,781              13,126               14,095
11/30/2000        13,935              13,273               14,202
12/31/2000        14,403              13,719               14,553
 1/31/2001        14,458              13,771               14,697
 2/28/2001        14,509              13,820               14,744
 3/31/2001        14,666              13,969               14,877
 4/30/2001        14,358              13,676               14,716
 5/31/2001        14,560              13,868               14,875
 6/30/2001        14,717              14,018               14,974
 7/31/2001        15,035              14,321               15,196
 8/31/2001        15,375              14,645               15,447
 9/30/2001        15,170              14,450               15,394
10/31/2001        15,389              14,658               15,578
11/30/2001        15,161              14,441               15,447
12/31/2001        14,991              14,279               15,300
 1/31/2002        15,291              14,565               15,565
 2/28/2002        15,572              14,833               15,751
 3/31/2002        15,175              14,455               15,443
 4/30/2002        15,524              14,787               15,744
 5/31/2002        15,624              14,882               15,840
 6/30/2002        15,786              15,036               16,008
 7/31/2002        15,991              15,232               16,214
 8/31/2002        16,217              15,447               16,409
 9/30/2002        16,592              15,803               16,768
10/31/2002        16,160              15,393               16,490
11/30/2002        16,024              15,263               16,421
12/31/2002        16,486              15,703               16,767
 1/31/2003        16,329              15,554               16,725
 2/28/2003        16,687              15,894               16,959
 3/31/2003        16,659              15,867               16,969
 4/30/2003        16,824              16,024               17,081
 5/31/2003        17,358              16,534               17,481
 6/30/2003        17,199              16,382               17,408
 7/31/2003        16,358              15,581               16,798
 8/31/2003        16,567              15,780               16,924
 9/30/2003        17,240              16,421               17,422
10/31/2003        17,097              16,285               17,335
11/30/2003        17,331              16,508               17,515
12/31/2003        17,527              16,694               17,661
 1/31/2004        17,562              16,728               17,761
 2/29/2004        17,934              17,082               18,028
 3/31/2004        17,766              16,922               17,965
 4/30/2004        17,167              16,351               17,539
 5/31/2004        17,157              16,342               17,476
 6/30/2004        17,259              16,440               17,539
 7/31/2004        17,525              16,693               17,770
 8/31/2004        17,930              17,078               18,125
 9/30/2004        18,038              17,181               18,222
10/31/2004        18,166              17,303               18,378
11/30/2004        17,924              17,073               18,228
12/31/2004        18,188              17,324               18,450
 1/31/2005        18,386              17,513               18,622
 2/28/2005        18,259              17,392               18,560
 3/31/2005        18,036              17,180               18,443
 4/30/2005        18,429              17,554               18,735


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 04/30/05 (%)

         Share class                A             B            C
         -------------------------------------------------------------
         Inception              09/26/86      08/04/92      08/01/97
         -------------------------------------------------------------
         Sales charge         without with  without with  without with
         -------------------------------------------------------------
         6-month (cumulative)  1.44   -3.37  1.07   -3.89  1.22   0.23
         -------------------------------------------------------------
         1-year                7.36    2.26  6.56    1.56  6.88   5.88
         -------------------------------------------------------------
         5-year                7.31    6.27  6.52    6.20  6.83   6.83
         -------------------------------------------------------------
         10-year               6.30    5.79  5.51    5.51  5.76   5.76
         -------------------------------------------------------------

Average annual total return as of 03/31/05 (%)


         Share class                A             B             C
         --------------------------------------------------------------
         Sales charge         without with  without with  without with
         --------------------------------------------------------------
         6-month (cumulative)  0.00   -4.75  -0.37  -5.26  -0.22  -1.20
         --------------------------------------------------------------
         1-year                1.54   -3.29   0.78  -4.09   1.08   0.11
         --------------------------------------------------------------
         5-year                6.66    5.63   5.87   5.55   6.19   6.19
         --------------------------------------------------------------
         10-year               6.08    5.57   5.29   5.29   5.54   5.54
         --------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND THE FEES ASSOCIATED WITH EACH CLASS.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on September 26, 1986, class B shares were initially offered on August 4, 1992 and class C shares were initially offered on August 1, 1997.

                      FUND PROFILE
                                   -----------------------
                                        Columbia New York
                                          Tax-Exempt Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

Top 5 sectors as of 04/30/05 (%)

                         State appropriated       16.1
                         -----------------------------
                         Special non-property tax 15.6
                         -----------------------------
                         Refunded/escrowed         8.4
                         -----------------------------
                         Education                 5.9
                         -----------------------------
                         Toll facilities           5.5
                         -----------------------------

Quality breakdown as of 04/30/05 (%)

                              AAA             47.4
                              --------------------
                              AA              31.5
                              --------------------
                              A                8.5
                              --------------------
                              BBB              4.9
                              --------------------
                              BB               0.4
                              --------------------
                              Non-rated        6.4
                              --------------------
                              Cash equivalent  0.9
                              --------------------

Maturity breakdown as of 04/30/05 (%)

                             3-5 years          2.5
                             ----------------------
                             5-7 years          9.1
                             ----------------------
                             7-10 years        22.6
                             ----------------------
                             10-15 years       38.8
                             ----------------------
                             15-20 years       15.3
                             ----------------------
                             20-25 years        9.8
                             ----------------------
                             25 years and over  1.0
                             ----------------------
                              Cash equivalent   0.9
                             ----------------------

Sector breakdowns are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.
Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

Past performance is no guarantee of future results.

Summary

.. For the six-month period ended April 30, 2005, the fund's class A shares returned 1.44% without sales charge.

.. Longer-term and lower quality bonds were market leaders during the period.

.. The fund's emphasis on intermediate-term bonds and higher quality bonds hampered returns relative to the Lipper peer group average.

                                  [FLOW CHART]

                                             Lehman Brothers
                      Class A shares        Municipal Bond Index

                         1.44%                     1.93%

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. It is unmanaged and unavailable for investment.

                                    Objective
Seeks as high a level of after-tax total return, as is consistent with prudent risk

                                Total Net Assets
                                 $102.6 million

Management Style

                                    [GRAPHIC]

         UNDERSTANDING YOUR EXPENSES
                                     ---------------------------------
                                     Columbia New York Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia Funds
   Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,014.43   1,020.63    4.20       4.21            0.84
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,010.66   1,016.91    7.93       7.95            1.59
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,012.20   1,018.40    6.44       6.46            1.29
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

               ECONOMIC UPDATE
                               ---------------------------------
                               Columbia New York Tax-Exempt Fund

During the six-month period that began November 1, 2004, and ended April 30, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap between the United States and its trading partners appeared to have been overstated. First quarter 2005 GDP growth was also estimated at 3.1%, then revised to 3.5%, confirming that the economy remained on a firm footing throughout the period.

Job growth dominated US economic news throughout the period as the pace of new job creation picked up and more than two million jobs were created in 2004. Both January and March 2005 job additions came in somewhat below expectations. However, the number of jobs created in April was significantly higher than expectations and that helped keep the labor markets on track. The earlier job figures put an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

Bond returns slid late in the period

The US bond market delivered modest returns as yields generally edged higher until the last month of the period, when they moved lower. Bond yields and prices move in opposite directions. Unsettled by announcements of weak performance by both General Motors and Ford, investors anticipated a ratings downgrade and that expectation rippled through the high-yield markets./1/ In this environment, the Lehman Brothers Aggregate Bond Index returned 0.98% for the period. Municipal bonds outperformed taxable bonds and Treasury bonds outperformed most corporate bonds. Gains achieved by high-yield bonds early in the period were offset by negative returns late in the period. As a result, the Merrill Lynch US High Yield, Cash Pay Index was flat, with no gain or loss for the period.

Stocks rallied, then lost momentum

The stock market rallied in November and December of 2004, as uncertainty surrounding the US presidential election was resolved and energy prices appeared to stabilize. However, investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation and subdued corporate profit growth. The stock market held onto only modest gains for the six-month period. The S&P 500 Index returned 3.28%. Value stocks did better than growth stocks, as measured by the Russell 1000 Value Index, which gained 6.72% over the same period.

Short-term interest rates moved higher

The Federal Reserve (the Fed) made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter-percentage-point increases during this reporting period, the fed funds rate stood at 2.75%./2/ Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed left the door open for more aggressive action by indicating that it would respond to economic changes as needed in order to control inflation.

/1/On May 5, both GM and Ford bonds were downgraded to "junk" status. /2/On May 3, the federal funds rate was raised to 3.0%.

Summary

For the six-month period ended April 30, 2005

..  Despite rising interest rates, bonds delivered modest gains. The Lehman
   Brothers Aggregate Bond Index returned 0.98%. Auto industry news unsettled the high-yield market. The Merrill Lynch US High Yield, Cash Pay Index was flat, with no gain or loss for the period.

                                  [FLOW CHART]

                       Lehman Index         Merrill Lynch Index

                           0.98%                   0.00%



.. The stock market held on to some of the returns achieved early in the period even though it lost momentum late in the period. The S&P 500 Index returned 3.28%. Value stocks did better, as measured by the Russell 1000 Value Index.

                                  [FLOW CHART]

                           S&P 500 Index      Russell Index

                          3.28%                   6.72%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

          PORTFOLIO MANAGER'S REPORT
                                     ---------------------------------
                                     Columbia New York Tax-Exempt Fund

For the six-month period ended April 30, 2005, Columbia New York Tax-Exempt Fund class A shares returned 1.44% without sales charge. This was less than the 1.93% return of the Lehman Brothers Municipal Bond Index and the 1.73% average return of the fund's peer group, the Lipper New York Municipal Debt Funds Category./1/ For the most part, the difference in performance among the fund and competing funds is largely accounted for by the extent to which they owned long-term bonds and lower quality bonds. Bonds with longer maturities outperformed intermediate- and shorter-term securities during the period, and lower quality outperformed higher quality.

Fed rate hikes put a squeeze on intermediate-term issues

After allowing short-term rates to linger at historical lows while the economy emerged from recession, the Federal Reserve (the Fed) reversed course last June and began to raise a key short-term rate in an effort to subdue inflationary pressures. In general, bond investors seemed optimistic about the Fed's move because inflation is viewed as a serious threat to bond performance. As a result, long-term bonds, which are vulnerable to inflation, performed well over the period. These bonds also benefited because the biggest pick-up in yield was between short- and long-term rates. However, bonds in the intermediate maturity range are more sensitive to changes in short-term rates. These bonds fell and held back fund returns.

In this environment, investors also sought the greater income potential of lower-tier investment grade bonds and high-yield issues. The fund has a lighter exposure to these lower quality issues than many of its peers. We believe that this approach has benefited performance over the long term. However, it hampered returns during this reporting period.

New York's budget -- on time but off target

In New York, improving economic conditions have lessened immediate concerns about the sustainability of the state's AA credit rating. Economic conditions are improving, but at a rate below the average for other states. New York City's central position in the state economy also exaggerates the impact of economic cycles compared to better-diversified state economies.

New York's most recent budget, the first in 20 years to be completed on time, reveals continued lack of discipline in facing the state's challenges. To deliver a balanced budget for 2005-2006, the legislature relied once again on heavy borrowing and non-recurring revenue sources. Projected spending increases far outstrip expected inflation, and next year's and

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Net asset value per share as of 04/30/05 ($)

                                  Class A 7.78
                                  ------------
                                  Class B 7.78
                                  ------------
                                  Class C 7.78

Distributions declared per share 11/01/04 - 04/30/05 ($)

                                  Class A 0.17
                                  ------------
                                  Class B 0.14
                                  ------------
                                  Class C 0.15

Distributions include $0.02 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields as of 04/30/05 (%)

                                  Class A 3.25
                                  ------------
                                  Class B 2.68
                                  ------------
                                  Class C 2.97

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields as of 04/30/05 (%)

                                  Class A 5.37
                                  ------------
                                  Class B 4.43
                                  ------------
                                  Class C 4.91

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

--------------------------------------------------------------------------------
                        Columbia New York Tax-Exempt Fund

future budgets appear to be seriously out of balance. As in many states, Medicaid spending represents a large portion of New York's expanding outlays. Critical to the state's budgetary future is a court order mandating increased school spending in areas, including New York City, where basic educational needs are seen as not being met. Failure to meet this challenge, either through new resources or curtailed spending elsewhere, could bring a court-imposed solution and protracted litigation. New York's manufacturing economy continues to shrink and the state is excessively dependent on Wall Street for tax revenue.

Fund positioned for eventual rate declines

We believe that the Fed's rate-hike initiatives will eventually succeed in wringing excessive inflation out of the US economy, increasing the potential for steady, moderate growth. With inflation concerns diminishing, we believe that yields on intermediate and longer-term municipals could stabilize or even decline, potentially boosting prices. We have positioned the portfolio to take advantage of that possible scenario, with a focus on intermediate- to longer-term issues and an emphasis on good call protection. If economic conditions were to heat up and rekindle inflation, we may reassess our strategy.

     [PHOTO] Gary Swayze has managed Columbia New York Tax- Exempt Fund since September 1997 and has been with the advisor or its predecessors or affiliate organizations since 1997.

                 /s/ Gary Swayze

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

We have positioned the portfolio to take advantage of moderate economic growth and subdued inflation, with a focus on intermediate- to longer-term issues and an emphasis on good call protection.

               INVESTMENT PORTFOLIO
                                          -----------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

Municipal Bonds - 98.0%

EDUCATION - 6.6%
Education - 5.9%                                                                Par ($) Value ($)
------------------------------------------------ ---------------------------- --------- ---------
  NY New York City Industrial Development Agency New York University,
                                                  Series 2001,
                                                  Insured: AMBAC
                                                    5.375% 07/01/16             500,000   551,320
                                                 ---------------------------- --------- ---------
                    NY State Dormitory Authority New York University:
                                                  Series 1998 A,
                                                  Insured: MBIA
                                                    5.750% 07/01/27           2,000,000 2,418,180
                                                   Series 2001 I,
                                                   Insured: AMBAC
                                                    5.500% 07/01/14             945,000 1,082,564
                                                 Pace University,
                                                  Series 1997,
                                                  Insured: MBIA
                                                    6.500% 07/01/11           1,000,000 1,174,270
                                                 University of Rochester,
                                                  Series 2000,
                                                  Insured: MBIA
                                                  (a) 07/01/14
                                                    (5.700% 07/01/10)         1,000,000   846,800
                                                 ---------------------------- --------- ---------
                                                                        Education Total 6,073,134
Prep School - 0.7%
------------------------------------------------ ---------------------------- --------- ---------
  NY New York City Industrial Development Agency Marymount School Academy,
                                                  Series 2001,
                                                  Insured: ACA
                                                    5.125% 09/01/21             625,000   649,669
                                                 ---------------------------- --------- ---------
                                                                      Prep School Total   649,669
                                                                                        ---------
                                                                        EDUCATION TOTAL 6,722,803

HEALTH CARE - 7.1%
Continuing Care Retirement - 1.7%
------------------------------------------------ ---------------------------- --------- ---------
                    NY State Dormitory Authority Miriam Osborn Memorial Home,
                                                  Series 2000 B,
                                                  Insured: ACA
                                                    6.875% 07/01/19           1,000,000 1,130,760
                                                 ---------------------------- --------- ---------
 NY Suffolk County Industrial Development Agency Jefferson Ferry,
                                                  Series 1999 A,
                                                    7.200% 11/01/19             600,000   652,266
                                                 ---------------------------- --------- ---------
                                                       Continuing Care Retirement Total 1,783,026
Hospitals - 4.0%
------------------------------------------------ ---------------------------- --------- ---------
NY Saratoga County Industrial Development Agency Civic Facilities Revenue,
                                                  Saratoga Hospital Project,
                                                  Series 2004 A,
                                                    5.000% 12/01/13             250,000   262,870
                                                 ---------------------------- --------- ---------

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Hospitals - (continued)                                                                  Par ($) Value ($)
---------------------------------------------- --------------------------------------- --------- ---------
                  NY State Dormitory Authority Memorial Sloan-Kettering Cancer Center,
                                                Capital Appreciation,
                                                Series 1,
                                                  Insured: MBIA
                                                   (b) 07/01/25                        3,000,000 1,203,390
                                               North Shore Jewish Group,
                                                Series 2003,
                                                  5.000% 05/01/18                      1,000,000 1,038,750
                                               --------------------------------------- --------- ---------
NY State Industrial Development Agency Parking Royal Charter Presbyterian,
                              Facility Revenue  Series 2001,
                                                Insured: FSA
                                                  5.375% 12/15/16                      1,000,000 1,119,890
                                               --------------------------------------- --------- ---------
      NY Yonkers Industrial Development Agency St. John's Riverside Hospital,
                                                Series 2001 A,
                                                  6.800% 07/01/16                        435,000   454,136
                                               --------------------------------------- --------- ---------
                                                                                 Hospitals Total 4,079,036
Nursing Homes - 1.4%
---------------------------------------------- --------------------------------------- --------- ---------
 NY Essex County Industrial Development Agency Moses Ludington Nursing Home,
                                                Series 2000 A,
                                                Insured: FHA
                                                  6.200% 02/01/30 (c)                  1,250,000 1,386,925
                                               --------------------------------------- --------- ---------
                                                                             Nursing Homes Total 1,386,925
                                                                                                 ---------
                                                                               HEALTH CARE TOTAL 7,248,987

HOUSING - 3.8%
Assisted Living/Senior - 3.0%
---------------------------------------------- --------------------------------------- --------- ---------
               NY Huntington Housing Authority Gurwin Jewish Senior Center,
                                                Series 1999,
                                                  5.875% 05/01/19                      1,500,000 1,468,920
                                               --------------------------------------- --------- ---------
 NY Mount Vernon Industrial Development Agency Series 1999,
                                                  6.150% 06/01/19                      1,000,000 1,021,820
                                                  6.200% 06/01/29                        615,000   626,943
                                               --------------------------------------- --------- ---------
                                                                    Assisted Living/Senior Total 3,117,683
Multi-Family - 0.8%
---------------------------------------------- --------------------------------------- --------- ---------
           NY Hudson Housing Development Corp. Providence Hall-Schuyler Court Project,
                                                Series 1992 A,
                                                Insured: FHA
                                                  6.500% 01/01/25                        750,000   753,667
                                               --------------------------------------- --------- ---------
               NY State Housing Finance Agency Series 1989 B, AMT,
                                                  Insured: AMBAC
                                                   7.550% 11/01/29                        30,000    30,875
                                               --------------------------------------- --------- ---------
                                                                              Multi-Family Total   784,542
                                                                                                 ---------
                                                                                   HOUSING TOTAL 3,902,225

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

Municipal Bonds - (continued)

INDUSTRIALS - 0.5%
Forest Products & Paper - 0.5%                                                                        Par ($) Value ($)
--------------------------------------------- ----------------------------------------------------- --------- ---------
NY Essex County Industrial Development Agency International Paper Corp.,
                                               Series 1999 A, AMT,
                                                 6.450% 11/15/23                                      500,000   539,465
                                              ----------------------------------------------------- --------- ---------
                                                                                Forest Products & Paper Total   539,465
                                                                                                              ---------
                                                                                            INDUSTRIALS TOTAL   539,465

OTHER - 13.9%
Other - 2.3%
--------------------------------------------- ----------------------------------------------------- --------- ---------
         NY Convention Center Operating Corp. Yale Building Project,
                                               Series 2003,
                                               (b) 06/01/08                                         2,000,000 1,730,640
                                              ----------------------------------------------------- --------- ---------
 NY Westchester County Industrial Development Civic Facilities Revenue, Guiding Eyes for the Blind,
                                       Agency    5.375% 08/01/24                                      550,000   572,836
                                              ----------------------------------------------------- --------- ---------
                                                                                                  Other Total 2,303,476
Pool/Bond Bank - 3.2%
--------------------------------------------- ----------------------------------------------------- --------- ---------
      NY State Environmental Facilities Corp. Series 2001,
                                               5.250% 11/15/15                                      2,000,000 2,193,160
                                              Series 2002 D,
                                               5.375% 06/15/16                                      1,000,000 1,109,350
                                              ----------------------------------------------------- --------- ---------
                                                                                         Pool/Bond Bank Total 3,302,510
Refunded/Escrowed (d) - 8.4%
--------------------------------------------- ----------------------------------------------------- --------- ---------
            NY Greece Central School District Series 1992, Escrowed to Maturity,
                                               Insured: FGIC
                                                 6.000% 06/15/16                                      950,000 1,142,004
                                              ----------------------------------------------------- --------- ---------
     NY Metropolitan Transportation Authority Series 1993 O,
                                               Escrowed to Maturity,
                                                 5.500% 07/01/17                                    1,000,000 1,163,320
                                              Series 1998 A,
                                               Pre-refunded 10/01/15,
                                                 Insured: FGIC
                                                  4.500% 04/01/18                                   2,000,000 2,140,840
                                              ----------------------------------------------------- --------- ---------
              NY New York City Cultural Trust American Museum of Natural History,
                                               Series 1999 A,
                                               Pre-refunded 07/01/19,
                                                 Insured: AMBAC
                                                  5.750% 07/01/29                                   1,500,000 1,647,150
                                              ----------------------------------------------------- --------- ---------
                 NY State Dormitory Authority New York University,
                                               Series 1990 B,
                                               Escrowed to Maturity,
                                                 7.500% 05/15/11                                      405,000   477,297
                                              ----------------------------------------------------- --------- ---------

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

Municipal Bonds - (continued)

OTHER - (continued)
Refunded/Escrowed - (continued)                                                      Par ($)  Value ($)
----------------------------------------------- ---------------------------------- --------- ----------
        NY Triborough Bridge & Tunnel Authority General Purpose,
                                                 Series Y,
                                                 Escrowed to Maturity,
                                                   5.500% 01/01/17                 1,300,000  1,494,168
                                                  Series 1993 B,
                                                  Escrowed to Maturity,
                                                   5.000% 01/01/20                   500,000    552,890
                                                ---------------------------------- --------- ----------
                                                                     Refunded/Escrowed Total  8,617,669
                                                                                             ----------
                                                                                 OTHER TOTAL 14,223,655

OTHER REVENUE - 0.5%
Recreation - 0.5%
----------------------------------------------- ---------------------------------- --------- ----------
      NY Hamilton Industrial Development Agency Adirondack Historical Association,
                                                 Series 1998 A,
                                                 5.250% 11/01/18                     500,000    520,825
                                                ---------------------------------- --------- ----------
                                                                            Recreation Total    520,825
                                                                                             ----------
                                                                         OTHER REVENUE TOTAL    520,825

RESOURCE RECOVERY - 1.0%
Resource Recovery - 1.0%
----------------------------------------------- ---------------------------------- --------- ----------
NY Niagara County Industrial Development Agency American Refining Fuel Co.,
                                                 Series 2001 C, AMT,
                                                 5.625% 11/15/24 (e)               1,000,000  1,071,200
                                                ---------------------------------- --------- ----------
                                                                     Resource Recovery Total  1,071,200
                                                                                             ----------
                                                                     RESOURCE RECOVERY TOTAL  1,071,200

TAX-BACKED - 40.6%
Local Appropriated - 1.2%
----------------------------------------------- ---------------------------------- --------- ----------
                   NY State Dormitory Authority Municipal Health Facilities,
                                                 Series 2001 1,
                                                 Insured: FSA
                                                   5.500% 01/15/13                   500,000    554,685
                                                Westchester County,
                                                 Series 1998,
                                                 (b) 08/01/19                      1,200,000    650,676
                                                ---------------------------------- --------- ----------
                                                                    Local Appropriated Total  1,205,361
Local General Obligations - 5.4%
----------------------------------------------- ---------------------------------- --------- ----------
           NY Brockport Central School District Series 2001,
                                                 Insured: FGIC
                                                   5.500% 06/15/14                   560,000    646,464
                                                ---------------------------------- --------- ----------
                              NY Buffalo School Series 2001 D,
                                                 Insured: FGIC
                                                   5.500% 12/15/13                   620,000    693,687
                                                ---------------------------------- --------- ----------
                 NY Mount Sinai School District Series 1992,
                                                 Insured: AMBAC
                                                   6.200% 02/15/19                 1,005,000  1,241,466
                                                ---------------------------------- --------- ----------
                               NY New York City Series 2001 A,
                                                 Insured: FGIC
                                                   5.250% 11/01/11                 1,000,000  1,109,990
                                                ---------------------------------- --------- ----------

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local General Obligations - (continued)                                        Par ($)  Value ($)
------------------------------------------ --------------------------------- --------- ----------
                        NY Suffolk County Series 2004 B,

                                            Insured: FSA
                                              5.250% 05/01/14                1,690,000  1,895,538
                                           --------------------------------- --------- ----------
                                                       Local General Obligations Total  5,587,145
Special Non-Property Tax - 15.6%
------------------------------------------ --------------------------------- --------- ----------
NY State Local Government Assistance Corp. Series 1993 C,
                                            5.500% 04/01/17                  2,100,000  2,398,452
                                           Series 1993 E:
                                            5.000% 04/01/21                  6,650,000  7,287,336
                                             6.000% 04/01/14                 3,945,000  4,619,200
                                           --------------------------------- --------- ----------
  PR Commonwealth of Puerto Rico Highway & Series 2003 AA,
                  Transportation Authority  Insured: FGIC
                                              5.500% 07/01/16                1,500,000  1,739,205
                                           --------------------------------- --------- ----------
                                                        Special Non-Property Tax Total 16,044,193
State Appropriated - 16.1%
------------------------------------------ --------------------------------- --------- ----------
              NY State Dormitory Authority City University,
                                            Series 1990 C,
                                            7.500% 07/01/10                  1,500,000  1,662,765
                                           Series 1993 A:
                                             5.500% 05/15/13                 3,500,000  3,926,930
                                             6.000% 07/01/20                 2,000,000  2,405,800
                                           Series B,
                                            Insured: AMBAC
                                              5.50% 11/15/26 (e)             1,500,000  1,651,785
                                           State University,
                                            Series 2000 C,
                                            Insured: FSA
                                              5.750% 05/15/17                1,000,000  1,181,720
                                           New York University,
                                            Series 1990 B,
                                              7.500% 05/15/11                  845,000    957,554
                                           --------------------------------- --------- ----------
          NY State Urban Development Corp. Series 1993 A,
                                            Insured: FSA
                                              5.500% 01/01/14                1,000,000  1,140,400
                                           Series 2000 D,
                                            Insured: FSA
                                              5.000% 01/01/12                1,000,000  1,084,010
                                           Series 2002 A,
                                            5.500% 01/01/17                  1,500,000  1,649,805
                                           --------------------------------- --------- ----------
   NY Triborough Bridge & Tunnel Authority Javits Convention Center Project,
                                            Series 1990 E,
                                            7.250% 01/01/10                    760,000    842,810
                                           --------------------------------- --------- ----------
                                                              State Appropriated Total 16,503,579
State General Obligations - 2.3%
------------------------------------------ --------------------------------- --------- ----------
 PR Commonwealth of Puerto Rico Aqueduct & Series 1995,
                           Sewer Authority  6.250% 07/01/12                  2,000,000  2,329,520
                                           --------------------------------- --------- ----------
                                                       State General Obligations Total  2,329,520
                                                                                       ----------
                                                                      TAX-BACKED TOTAL 41,669,798

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

Municipal Bonds - (continued)

TRANSPORTATION - 12.5%
Airports - 2.0%                                                                                    Par ($)  Value ($)
-------------------------------------------------- --------------------------------------------- --------- ----------
    NY New York City Industrial Development Agency Series 2001 A, AMT,
                                                    5.500% 07/01/28                              1,000,000  1,009,910
                                                     6.000% 07/01/27                             1,000,000  1,021,500
                                                   --------------------------------------------- --------- ----------
                                                                                            Airports Total  2,031,410
Toll Facilities - 5.5%
-------------------------------------------------- --------------------------------------------- --------- ----------
             NY State Thruway Authority, Highway & Series 2000 A,
                                 Bridge Trust Fund  Insured: FSA
                                                      5.750% 04/01/17                            1,000,000  1,117,500
                                                   Series 2001 B,
                                                    Insured: MBIA
                                                      5.250% 04/01/15                              500,000    549,320
                                                   Series 2004 A,
                                                    Insured: MBIA
                                                      5.250% 04/01/11                            1,000,000  1,107,500
                                                   --------------------------------------------- --------- ----------
           NY Triborough Bridge & Tunnel Authority Series 2002 B,
                                                    5.250% 11/15/15                                500,000    560,785
                                                   Series 2002,
                                                    Insured: MBIA
                                                      5.500% 11/15/18                            1,000,000  1,165,950
                                                      5.500% 11/15/20                            1,000,000  1,172,370
                                                   --------------------------------------------- --------- ----------
                                                                                     Toll Facilities Total  5,673,425
Transportation - 5.0%
-------------------------------------------------- --------------------------------------------- --------- ----------
  NY Metropolitan Transportation Authority Revenue Series 2002 E,
                                                     Insured: MBIA
                                                      5.500% 11/15/14                            1,500,000  1,723,890
                                                   Series 2005 A,
                                                    Insured: AMBAC
                                                      5.500% 11/15/18                            1,000,000  1,159,080
                                                   --------------------------------------------- --------- ----------
        NY Port Authority of New York & New Jersey Series 1993,
                                                    5.375% 03/01/28                              2,000,000  2,288,460
                                                   --------------------------------------------- --------- ----------
                                                                                      Transportation Total  5,171,430
                                                                                                           ----------
                                                                                      TRANSPORTATION TOTAL 12,876,265

UTILITIES - 11.5%
Independent Power Producers - 1.0%
-------------------------------------------------- --------------------------------------------- --------- ----------
NY Suffolk County Industrial Development Authority Nissequogue Cogeneration Partners Facilities,
                                                    Series 1998, AMT,
                                                      5.500% 01/01/23                            1,000,000    985,190
                                                   --------------------------------------------- --------- ----------
                                                                         Independent Power Producers Total    985,190
Investor Owned - 1.8%
-------------------------------------------------- --------------------------------------------- --------- ----------
  NY State Energy & Research Development Authority Brooklyn Union Gas Co.,
                                                    Series 1993, IFRN,
                                                      9.610% 04/01/20 (e)                        1,500,000  1,815,240
                                                   --------------------------------------------- --------- ----------
                                                                                      Investor Owned Total  1,815,240

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

Municipal Electric - 4.9%                                                                  Par ($)   Value ($)
-------------------------------------------------- ------------------------------------- --------- -----------
                    NY Long Island Power Authority Series 2000 A,
                                                    Insured: FSA
                                                      (b) 06/01/15                       1,500,000   1,003,230
                                                      (b) 06/01/18                       1,000,000     580,400
                                                   ------------------------------------- --------- -----------
     PR Commonwealth of Puerto Rico Electric Power Series 2002 KK,
                                         Authority   Insured: MBIA
                                                      5.500% 07/01/15                    2,000,000   2,315,640
                                                   Series 2003 NN,
                                                     Insured: MBIA
                                                      5.250% 07/01/21                    1,000,000   1,152,920
                                                   ------------------------------------- --------- -----------
                                                                          Municipal Electric Total   5,052,190
Water & Sewer - 3.8%
-------------------------------------------------- ------------------------------------- --------- -----------
NY New York City Municipal Water Finance Authority Water & Sewer System,
                                                    Series 2001 D,
                                                      (b) 06/15/17                       3,000,000   1,812,150
                                                     Series 2002 A,
                                                      5.375% 06/15/15                    1,000,000   1,103,400
                                                     Series 2004 B,
                                                      5.000% 06/15/36                    1,000,000   1,044,150
                                                   ------------------------------------- --------- -----------
                                                                               Water & Sewer Total   3,959,700
                                                                                                   -----------
                                                                                   TOTAL UTILITIES  11,812,320

                                                   Total Municipal Bonds

                                                   (cost of $90,644,004)                           100,587,543

Investment Company - 0.0%                                                                   Shares
-------------------------------------------------- ------------------------------------- --------- -----------
                                                   Dreyfus Cash Management Plus, Inc.            1           1

                                                   Total Investment Company

                                                   (cost of $1)                                              1

Short-Term Obligations - 0.7%

VARIABLE RATE DEMAND NOTES (f) - 0.7%                                                      Par ($)
-------------------------------------------------- ------------------------------------- --------- -----------
         NY City Municipal Water Finance Authority Water & Sewer Systems, Series 1994 G,
                                                    3.020% 06/15/24                        200,000     200,000
                                                   ------------------------------------- --------- -----------
                                       NY New York Sub-Series 1993 A-4,
                                                    3.000% 08/01/22                        100,000     100,000
                                                   Subseries 1993 A-7,
                                                    3.020% 08/01/21                        300,000     300,000
                                                   ------------------------------------- --------- -----------
                    NY Long Island Power Authority Subseries 1998 2B
                                                    LOC: Bayerische Landesbank
                                                      3.020% 05/01/33                      100,000     100,000
                                                   ------------------------------------- --------- -----------
                                                                  VARIABLE RATE DEMAND NOTES TOTAL     700,000

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

            Total Short-Term Obligations

            (cost of $700,000)                                    700,000

            Total Investments - 98.7%
            (cost of $91,344,005) (g)                         101,287,544

            Other Assets & Liabilities, Net - 1.3%              1,295,508

            Net Assets - 100.0%                               102,583,052

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Step bond. This security is currently not
                                   paying coupons. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

                                (b)Zero coupon bond.

                                (c)A portion of the security with a market value
                                   of $249,647 pledged as collateral for open futures contracts.

                                (d)The Fund has been informed that each issuer
                                   has placed direct obligations of the U.S.
                                   Government in an irrevocable trust, solely for the payment of principal and interest.

                                (e)Variable rate security. The interest rate
                                   shown reflects the rate as of April 30, 2005.

                                (f)Variable rate demand notes. These securities
                                   are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2005.

                                (g)Cost for federal income tax purposes is
                                   $90,887,907.

At April 30, 2005, the Fund held the following open short futures contracts:

                            Number of            Aggregate  Expiration  Unrealized
           Type             Contracts   Value    Face Value    Date    Depreciation
-----------------------------------------------------------------------------------
U.S. Treasury Notes 10-Year    28     $3,119,813 $3,113,096 June-2005    $(6,717)

                At April 30, 2005, the Fund held investments in the following sectors:

                HOLDINGS BY REVENUE SOURCE                  % OF NET ASSETS
                ----------------------------------------------------------------------
                Tax-Backed                                        40.6%
                Other                                             13.9
                Transportation                                    12.5
                Utilities                                         11.5
                Health Care                                        7.1
                Education                                          6.6
                Housing                                            3.8
                Resource Recovery                                  1.0
                Short-Term Obligations                             0.7
                Industrials                                        0.5
                Other Revenue                                      0.5
                Other Assets & Liabilities, Net                    1.3
                                                                 -----
                                                                 100.0%
                                                                 -----

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

                   ACRONYM NAME
                   ------------------------------------------
                    ACA    ACA Financial Guaranty Corp.
                    AMBAC  Ambac Assurance Corp.
                    AMT    Alternative Minimum Tax
                    FGIC   Financial Guaranty Insurance Co.
                    FHA    Federal Housing Administration
                    FSA    Financial Security Assurance, Inc.
                    IFRN   Inverse Floating Rate Note
                    LOC    Letter of Credit
                    MBIA   MBIA Insurance Corp.

                                See Accompanying Notes to Financial Statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              -----------------------
          April 30, 2005 (unaudited)               Columbia New York
                                                     Tax-Exempt Fund

                                                                                     ($)
------------------------- ------------------------------------------------- -----------
                   Assets Investments, at cost                               91,344,005
                                                                            -----------
                          Investments, at value                             101,287,544
                          Cash                                                   61,578
                          Receivable for:
                            Fund shares sold                                     52,955
                            Interest                                          1,451,424
                            Futures variation margin                              7,000
                          Expense reimbursement due from Investment Advisor      15,477
                          Deferred Trustees' compensation plan                    9,606
                                                                            -----------
                             Total Assets                                   102,885,584
                          ------------------------------------------------- -----------
              Liabilities Payable for:
                            Fund shares repurchased                              36,446
                            Distributions                                       120,221
                            Investment advisory fee                              41,694
                            Transfer agent fee                                   22,843
                            Pricing and bookkeeping fees                          6,946
                            Trustees' fees                                        1,903
                            Audit fee                                            14,551
                            Custody fee                                           1,014
                            Distribution and service fees                        44,168
                          Deferred Trustees' fees                                 9,606
                          Other liabilities                                       3,140
                                                                            -----------
                             Total Liabilities                                  302,532

                                                                 Net Assets 102,583,052
                          ------------------------------------------------- -----------
Composition of Net Assets Paid-in capital 92,636,501 Undistributed net investment income 476,458 Accumulated net realized
                          loss (466,729) Net unrealized appreciation
                          (depreciation) on:

                            Investments                                       9,943,539
                            Futures contracts                                    (6,717)
                                                                 Net Assets 102,583,052
                          ------------------------------------------------- -----------
                  Class A Net assets                                         60,848,097
                          Shares outstanding                                  7,822,918
                          Net asset value per share                             7.78(a)
                          Maximum offering price per share ($7.78/0.9525)       8.17(b)
                          ------------------------------------------------- -----------
                  Class B Net assets                                         31,570,626
                          Shares outstanding                                  4,058,903
                          Net asset value and offering price per share          7.78(a)
                          ------------------------------------------------- -----------
                  Class C Net assets                                         10,164,329
                          Shares outstanding                                  1,306,924
                          Net asset value and offering price per share          7.78(a)

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.

                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See Accompanying Notes to Financial Statements.

  STATEMENT OF OPERATIONS
                                                      -----------------------
  For the Six Months Ended April 30, 2005 (unaudited)      Columbia New York
                                                                 Tax-Exempt Fund

                                                                                                               ($)
--------------------------------------- -------------------------------------------------------------- ----------
                      Investment Income Interest                                                        2,570,570
                                        -------------------------------------------------------------- ----------
                               Expenses Investment advisory fee                                           263,466
                                        Distribution fee:
                                          Class B                                                         123,094
                                          Class C                                                          37,507
                                        Service fee:
                                          Class A                                                          73,717
                                          Class B                                                          38,881
                                          Class C                                                          11,620
                                        Transfer agent fee                                                 49,004
                                        Pricing and bookkeeping fees                                       25,761
                                        Trustees' fees                                                      6,922
                                        Custody fee                                                         4,268
                                        Non-recurring costs (See Note 7)                                    1,305
                                        Other expenses                                                     53,854
                                                                                                       ----------
                                          Total Expenses                                                  689,399
                                        Fees and expenses waived or reimbursed by Investment Advisor      (86,504)
                                        Fees waived by Distributor - Class C                              (15,079)
                                        Non-recurring costs assumed by Investment Advisor (See Note 7)     (1,305)
                                        Custody earnings credit                                              (612)
                                                                                                       ----------
                                          Net Expenses                                                    585,899
                                                                                                       ----------
                                        Net Investment Income                                           1,984,671
                                        -------------------------------------------------------------- ----------
Net Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
   on Investments and Futures Contracts
                                          Investments                                                     401,641
                                          Futures contracts                                               (60,201)
                                                                                                       ----------
                                           Net realized gain                                              341,440
                                        Net change in unrealized appreciation/depreciation on:
                                          Investments                                                  (1,107,101)
                                          Futures contracts                                               123,425
                                                                                                       ----------
                                           Net change in unrealized appreciation/depreciation            (983,676)
                                                                                                       ----------
                                        Net Loss                                                         (642,236)
                                                                                                       ----------
                                        Net Increase in Net Assets from Operations                      1,342,435

                                See Accompanying Notes to Financial Statements.

           STATEMENT OF CHANGES IN NET ASSETS
                                              -----------------------
                                                   Columbia New York
                                                     Tax-Exempt Fund


                                                                                           (Unaudited)
                                                                                            Six Months         Year
                                                                                                 Ended        Ended
                                                                                             April 30,  October 31,
Increase (Decrease) in Net Assets:                                                            2005 ($)     2004 ($)
-------------------------------------- -------------------------------------------------- -----------  -----------
                            Operations Net investment income                                1,984,671    4,417,781
                                       Net realized gain on investments and futures
                                        contracts                                             341,440      148,143
                                       Net change in unrealized appreciation/depreciation
                                        on investments and futures contracts                 (983,676)   2,001,860
                                                                                          -----------  -----------
                                         Net Increase from Operations                       1,342,435    6,567,784
                                       -------------------------------------------------- -----------  -----------
Distributions Declared to Shareholders From net investment income:

                                         Class A                                           (1,246,892)  (2,690,591)
                                         Class B                                             (530,474)  (1,285,875)
                                         Class C                                             (176,019)    (385,051)
                                       From net realized gains:
                                         Class A                                             (145,939)    (381,407)
                                         Class B                                              (75,539)    (239,079)
                                         Class C                                              (22,478)     (59,399)
                                                                                          -----------  -----------
                                          Total Distributions Declared to Shareholders     (2,197,341)  (5,041,402)
                                       -------------------------------------------------- -----------  -----------
                    Share Transactions Class A:
                                         Subscriptions                                      2,329,377    6,890,849
                                         Distributions reinvested                             843,447    1,844,653
                                         Redemptions                                       (7,119,879) (12,679,670)
                                                                                          -----------  -----------
                                          Net Decrease                                     (3,947,055)  (3,944,168)
                                       Class B:
                                         Subscriptions                                      1,034,189    1,720,748
                                         Distributions reinvested                             385,772      887,997
                                         Redemptions                                       (4,436,739) (12,497,220)
                                                                                          -----------  -----------
                                          Net Decrease                                     (3,016,778)  (9,888,475)
                                       Class C:
                                         Subscriptions                                        942,406    3,288,538
                                         Distributions reinvested                             126,855      280,720
                                         Redemptions                                         (598,613)  (4,127,206)
                                                                                          -----------  -----------
                                          Net Increase (Decrease)                             470,648     (557,948)
                                                                                          -----------  -----------
                                       Net Decrease from Share Transactions                (6,493,185) (14,390,591)
                                                                                          -----------  -----------
                                           Total Decrease in Net Assets                    (7,348,091) (12,864,209)
                                       -------------------------------------------------- -----------  -----------
                            Net Assets Beginning of period                                109,931,143  122,795,352
                                       End of period                                      102,583,052  109,931,143
                                       Undistributed net investment income at end of
                                        period                                                476,458      445,172
                                       -------------------------------------------------- -----------  -----------
                     Changes in Shares Class A:
                                         Subscriptions                                        299,662      884,477
                                         Issued for distributions reinvested                  108,774      237,886
                                         Redemptions                                         (912,713)  (1,638,285)
                                                                                          -----------  -----------
                                          Net Decrease                                       (504,277)    (515,922)
                                       Class B:
                                         Subscriptions                                        132,931      220,418
                                         Issued for distributions reinvested                   49,755      114,450
                                         Redemptions                                         (572,822)  (1,623,315)
                                                                                          -----------  -----------
                                          Net Decrease                                       (390,136)  (1,288,447)
                                       Class C:
                                         Subscriptions                                        121,013      423,738
                                         Issued for distributions reinvested                   16,363       36,214
                                         Redemptions                                          (77,157)    (538,555)
                                                                                          -----------  -----------
                                          Net Increase (Decrease)                              60,219      (78,603)

See Accompanying Notes to Financial Statements.

             NOTES TO FINANCIAL STATEMENTS
                                           -----------------------
             April 30, 2005 (Unaudited)         Columbia New York
                                                  Tax-Exempt Fund

Note 1. Organization

Columbia New York Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk.

Fund Shares

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2004, was as follows:


                                October 31, 2004
                       -----------------------------------
                       Tax-Exempt  Ordinary    Long-Term
                        Income      Income*  Capital Gains
                       -----------------------------------
                       $4,361,517   $--      $679,885
                       ---------------------------------

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2005, based on cost of investments for federal income tax purposes, was:


                   Unrealized appreciation      $10,460,011
                   -----------------------------------------
                   Unrealized depreciation          (60,374)
                                                -----------
                    Net unrealized appreciation $10,399,637
                   -----------------------------------------

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund as follows:

                    Average Daily Net Assets Annual Fee Rate
                    ----------------------------------------
                        First $1 billion          0.50%
                    ----------------------------------------
                    $1 billion to $3 billion      0.45%
                    ----------------------------------------
                        Over $3 billion           0.40%
                    ----------------------------------------

For the six months ended April 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.50%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended April 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.049%.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended April 30, 2005, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.09%.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended April 30, 2005, the Distributor has retained net underwriting discounts of $5,164 on sales of the Fund's Class A shares and net CDSC fees of $39,202 and $235 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the six months ended April 30, 2005, the Fund's annualized effective service fee rate was 0.24%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers

Columbia has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total expenses (exclusive of service fees, distribution

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended April 30, 2005, the Fund paid $804 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the six months ended April 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,193,630 and $8,786,056, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended April 30, 2005, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Services, Inc. At April 30, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows:
MBIA Insurance Corp., 14.6%, Financial Security Assurance, Inc., 9.6%, Financial Guaranty Insurance Co., 7.4% and Ambac Assurance Corp., 7.3%.

Geographic Concentration

The Fund has greater than 5% of its total investments at April 30, 2005 invested in debt obligations issued by New York and Puerto Rico and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

Issuer Focus

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without

--------------------------------------------------------------------------------
               April 30, 2005 (unaudited)      Columbia New York
                                                 Tax-Exempt Fund

merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended April 30, 2005, Columbia has assumed $1,305 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

                  FINANCIAL HIGHLIGHTS
                                       -----------------------
                                            Columbia New York
                                              Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

                                   (Unaudited)
                                    Six Months            Year         Period
                                         Ended           Ended          Ended
                                     April 30,     October 31,    October 31,                    Year Ended January 31,
Class A Shares                            2005            2004        2003(a)           2003            2002         2001
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                  $  7.84         $  7.72        $  7.60       $  7.43      $  7.34         $  6.68
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                   0.16(b)         0.31(b)        0.24(b)       0.33(b)      0.34(b)(c)      0.35(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                      (0.05)           0.16           0.11          0.17         0.07(c)         0.67
                                   -----------     -----------    -----------     -------      -------         -------
Total from Investment Operations        0.11            0.47           0.35          0.50         0.41            1.02
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income             (0.15)          (0.31)         (0.23)        (0.33)       (0.32)          (0.36)
From net realized gains                (0.02)          (0.04)            --            --           --              --
                                   -----------     -----------    -----------     -------      -------         -------
Total Distributions Declared to
Shareholders                           (0.17)          (0.35)         (0.23)        (0.33)       (0.32)          (0.36)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $  7.78         $  7.84        $  7.72       $  7.60      $  7.43         $  7.34
Total return (e)(f)                     1.44%(g)        6.26%          4.70%(g)      6.81%        5.75%          15.58%
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (h)                            0.84%(i)        0.83%          0.83%(i)      0.82%        0.79%           0.79%
Net investment income (h)               4.04%(i)        4.04%          4.15%(i)      4.32%        4.61%(c)        5.02%
Waiver/reimbursement                    0.16%(i)        0.13%          0.24%(i)      0.18%        0.21%           0.22%
Portfolio turnover rate                    2%(g)           8%             8%(g)        11%           9%             18%
Net assets, end of period (000's)    $60,848         $65,280        $68,271       $67,779      $60,165         $47,733
----------------------------------------------------------------------------------------------------------------------------

Class A Shares                           2000
---------------------------------------------
Net Asset Value,
Beginning of Period                $  7.49
---------------------------------------------
Income from Investment Operations:
Net investment income                 0.35(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                    (0.81)
                                   -------
Total from Investment Operations     (0.46)
---------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income           (0.35)
From net realized gains                 --
                                   -------
Total Distributions Declared to
Shareholders                         (0.35)
---------------------------------------------
Net Asset Value, End of Period     $  6.68
Total return (e)(f)                  (6.34)%
---------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (h)                          0.79%
Net investment income (h)             4.90%
Waiver/reimbursement                  0.18%
Portfolio turnover rate                 17%
Net assets, end of period (000's)  $43,471
---------------------------------------------

(a)The Fund changed its fiscal year end from January 31 to October 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.55% to 4.61%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Annualized.

--------------------------------------------------------------------------------
                                  Columbia New York
                                    Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

                                   (Unaudited)
                                    Six Months            Year         Period
                                         Ended           Ended          Ended
                                     April 30,     October 31,    October 31,                    Year Ended January 31,
Class B Shares                            2005            2004        2003(a)           2003            2002         2001
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                  $  7.84         $  7.72        $  7.60       $  7.43      $  7.34         $  6.68
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                   0.13(b)         0.25(b)        0.20(b)       0.27(b)      0.29(b)(c)      0.30(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                      (0.05)           0.16           0.11          0.17         0.07(c)         0.67
                                   -----------     -----------    -----------     -------      -------         -------
Total from Investment
Operations                              0.08            0.41           0.31          0.44         0.36            0.97
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income             (0.12)          (0.25)         (0.19)        (0.27)       (0.27)          (0.31)
From net realized gains                (0.02)          (0.04)            --            --           --              --
                                   -----------     -----------    -----------     -------      -------         -------
Total Distributions Declared to
Shareholders                           (0.14)          (0.29)         (0.19)        (0.27)       (0.27)          (0.31)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $  7.78         $  7.84        $  7.72       $  7.60      $  7.43         $  7.34
Total return (e)(f)                     1.07%(g)        5.47%          4.12%(g)      6.02%        4.99%          14.74%
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (h)                            1.59%(i)        1.58%          1.58%(i)      1.57%        1.54%           1.54%
Net investment income (h)               3.29%(i)        3.29%          3.40%(i)      3.57%        3.86%(c)        4.27%
Waiver/reimbursement                    0.16%(i)        0.13%          0.24%(i)      0.18%        0.21%           0.22%
Portfolio turnover rate                    2%(g)           8%             8%(g)        11%           9%             18%
Net assets, end of
period (000's)                       $31,571         $34,877        $44,293       $43,018      $36,409         $41,034
----------------------------------------------------------------------------------------------------------------------------

Class B Shares                           2000
---------------------------------------------
Net Asset Value,
Beginning of Period                $  7.49
---------------------------------------------
Income from Investment Operations:
Net investment income                 0.29(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                    (0.81)
                                   -------
Total from Investment
Operations                           (0.52)
---------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income           (0.29)
From net realized gains                 --
                                   -------
Total Distributions Declared to
Shareholders                         (0.29)
---------------------------------------------
Net Asset Value, End of Period     $  6.68
Total return (e)(f)                  (7.04)%
---------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (h)                          1.54%
Net investment income (h)             4.15%
Waiver/reimbursement                  0.18%
Portfolio turnover rate                 17%
Net assets, end of
period (000's)                     $44,747
---------------------------------------------

(a)The Fund changed its fiscal year end from January 31 to October 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.80% to 3.86%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Annualized.

--------------------------------------------------------------------------------
                                  Columbia New York
                                    Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

                                   (Unaudited)
                                    Six Months            Year        Period
                                         Ended           Ended         Ended
                                     April 30,     October 31,   October 31,                  Year Ended January 31,
Class C Shares                            2005            2004       2003(a)          2003           2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                  $  7.84         $ 7.72        $  7.60       $ 7.43      $ 7.34         $ 6.68      $ 7.49
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income                   0.14(b)        0.28(b)        0.21(b)      0.29(b)     0.31(b)(c)     0.32(d)     0.31(d)
Net realized and unrealized
gain (loss) on investments and
futures contracts                      (0.05)          0.16           0.12         0.17        0.07(c)        0.67       (0.81)
                                   -----------     -----------   -----------     ------      ------         ------      ------
Total from Investment
Operations                              0.09           0.44           0.33         0.46        0.38           0.99       (0.50)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
Declared to Shareholders:
From net investment income             (0.13)         (0.28)         (0.21)       (0.29)      (0.29)         (0.33)      (0.31)
From net realized gains                (0.02)         (0.04)            --           --          --             --          --
                                   -----------     -----------   -----------     ------      ------         ------      ------
Total Distributions Declared to
Shareholders                           (0.15)         (0.32)         (0.21)       (0.29)      (0.29)         (0.33)      (0.31)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $  7.78         $ 7.84        $  7.72       $ 7.60      $ 7.43         $ 7.34      $ 6.68
Total return (e)(f)                     1.22%(g)       5.78%          4.35%(g)     6.34%       5.29%         15.07%      (6.76)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/
Supplemental Data:
Expenses (h)                            1.29%(i)       1.28%          1.28%(i)     1.27%       1.24%          1.24%       1.24%
Net investment income (h)               3.59%(i)       3.59%          3.70%(i)     3.87%       4.16%(c)       4.57%       4.45%
Waiver/reimbursement                    0.46%(i)       0.43%          0.54%(i)     0.48%       0.51%          0.52%       0.48%
Portfolio turnover rate                    2%(g)          8%             8%(g)       11%          9%            18%         17%
Net assets, end of period (000's)    $10,164         $9,774        $10,231       $9,344      $4,108         $  900      $  654
---------------------------------------------------------------------------------------------------------------------------------

(a)The Fund changed its fiscal year end from January 31 to October 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.10% to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                                                                  ---------------------------------
                                                                  Columbia New York Tax-Exempt Fund

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds ("The Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 13, 2004, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares./1/

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all

/1/On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

--------------------------------------------------------------------------------
                                  Columbia New York
                                    Tax-Exempt Fund

existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

Profitability

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

Economies of Scale

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the

--------------------------------------------------------------------------------
                                  Columbia New York
                                    Tax-Exempt Fund

Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

Information about Services to Other Clients

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

Other Benefits to CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

Other Factors and Broader Review

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

                     COLUMBIA FUNDS
                                    -----------------------
                                         Columbia New York
                                           Tax-Exempt Fund

---------------------  ---------------------------------------------------------------------------
        Large Growth   Columbia Growth Stock
                       Columbia Large Cap Growth
                       Columbia Tax-Managed Growth
                       Columbia Tax-Managed Growth II*
                       Columbia Young Investor
                       ---------------------------------------------------------------------------
         Large Value   Columbia Disciplined Value
                       Columbia Growth & Income*
                       Columbia Large Cap Core
                       Columbia Tax-Managed Value*
                       ---------------------------------------------------------------------------
       Midcap Growth   Columbia Acorn Select
                       Columbia Mid Cap Growth
                       ---------------------------------------------------------------------------
        Midcap Value   Columbia Dividend Income
                       Columbia Mid Cap Value*
                       Columbia Strategic Investor
                       ---------------------------------------------------------------------------
        Small Growth   Columbia Acorn
                       Columbia Acorn USA
                       Columbia Small Company Equity
                       ---------------------------------------------------------------------------
         Small Value   Columbia Small Cap Value
                       ---------------------------------------------------------------------------
            Balanced   Columbia Asset Allocation
                       Columbia Balanced
                       Columbia Liberty Fund
                       Columbia Thermostat
                       ---------------------------------------------------------------------------
           Specialty   Columbia Real Estate Equity
                       Columbia Technology
                       Columbia Utilities
                       ---------------------------------------------------------------------------
Taxable Fixed-Income   Columbia Corporate Bond**
                       Columbia Federal Securities
                       Columbia Fixed Income Securities*
                       Columbia High Yield
                       Columbia High Yield Opportunity
                       Columbia Income*
                       Columbia Intermediate Bond
                       Columbia Intermediate Government Income*
                       Columbia Quality Plus Bond
                       Columbia Short Term Bond*
                       Columbia Strategic Income
                       ---------------------------------------------------------------------------
          Tax Exempt   Columbia High Yield Municipal
                       Columbia Intermediate Tax-Exempt Bond
                       Columbia Managed Municipals*
                       Columbia National Municipal Bond**
                       Columbia Tax-Exempt
                       Columbia Tax-Exempt Insured

--------------------------------------------------------------------------------
                                  Columbia New York
                                    Tax-Exempt Fund

------------------------  ---------------------------------------------------------------------------
Single State Tax Exempt   Columbia California Tax-Exempt
                          Columbia Connecticut Intermediate Municipal Bond
                          Columbia Connecticut Tax-Exempt
                          Columbia Florida Intermediate Municipal Bond*
                          Columbia Massachusetts Intermediate Municipal Bond
                          Columbia Massachusetts Tax-Exempt
                          Columbia New Jersey Intermediate Municipal Bond
                          Columbia New York Intermediate Municipal Bond
                          Columbia New York Tax-Exempt
                          Columbia Oregon Municipal Bond
                          Columbia Pennsylvania Intermediate Municipal Bond*
                          Columbia Rhode Island Intermediate Municipal Bond
                          ---------------------------------------------------------------------------
           Money Market   Columbia Money Market*
                          Columbia Municipal Money Market*
                          ---------------------------------------------------------------------------
   International/Global   Columbia Acorn International
                          Columbia Acorn International Select
                          Columbia Global Equity
                          Columbia International Stock
                          Columbia Newport Greater China
                          Columbia Newport Tiger*
                          ---------------------------------------------------------------------------
                  Index   Columbia Large Company Index*
                          Columbia Small Company Index*
                          Columbia U.S. Treasury Index

                                  *The fund is closed to new investments . The
                                   fund's trustees have approved the merger of this fund, which is scheduled to occur before the end of 2005.

                                 **The fund is closed to new investments. The
                                   fund's trustees have approved the liquidation of this fund.

                                   Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.

                                   Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

        IMPORTANT INFORMATION ABOUT THIS REPORT
                                                -----------------------
                                                     Columbia New York
                                                       Tax-Exempt Fund

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia New York Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

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Columbia New York Tax-Exempt Fund Semiannual Report,          ---------------
April 30, 2005                                                   PRSRT STD
                                                                U.S. Postage
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Columbia Management(R)

(C)2005 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                               SHC-44/86461-0505 (06/05) 05/6064

                                                      COLUMBIA
                                                     TAX-EXEMPT
                                                     BOND FUNDS

                                                  SEMIANNUAL REPORT
                                                   APRIL 30, 2005

                          [PHOTO OF MAN HOLDING A PEN]

PRESIDENT'S MESSAGE ____________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds
[Sidebar]

TABLE OF CONTENTS

ECONOMIC UPDATE ...........................................................    1

COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND .....................    2

COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND .........................    6

COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND ................................   10

COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND ...................   14

COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND ......................   18

COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND ........................   22

COLUMBIA PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ....................   26

COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND ....................   30

FINANCIAL STATEMENTS ......................................................   34

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS ........  151

COLUMBIA FUNDS ............................................................  154

IMPORTANT INFORMATION ABOUT THIS REPORT ...................................  157

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be constructed as a recommendation of investment advice.

  NOT FDIC          MAY LOSE VALUE
  INSURED          NO BANK GUARANTEE

DEAR SHAREHOLDER:

[PHOTO OF CHRISTOPHER WILSON]

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 8 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

ECONOMIC UPDATE ________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds
[Sidebar]

SUMMARY
FOR THE SIX-MONTH PERIOD
ENDED APRIL 30, 2005

O DESPITE RISING INTEREST RATES, BONDS DELIVERED MODEST GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 0.98%. AUTO INDUSTRY NEWS UNSETTLED THE HIGH-YIELD MARKET. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX WAS FLAT, WITH NO GAIN OR LOSS FOR THE PERIOD.


                                                 MERRILL
                   LEHMAN INDEX                LYNCH INDEX

                    [UP ARROW]                  [UP ARROW]
                      0.98%                       0.00%

O THE STOCK MARKET HELD ON TO SOME OF THE RETURNS ACHIEVED EARLY IN THE PERIOD EVEN THOUGH IT LOST MOMENTUM LATE IN THE PERIOD. THE S&P 500 INDEX RETURNED 3.28%. VALUE STOCKS DID BETTER, AS MEASURED BY THE RUSSELL 1000 VALUE INDEX.

                  S&P 500 INDEX               RUSSELL INDEX

                    [UP ARROW]                  [UP ARROW]
                      3.28%                       6.72%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.


During the six-month period that began November 1, 2004, and ended April 30, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap between the United States and its trading partners appeared to have been overstated. First quarter 2005 GDP growth was also estimated at 3.1%, then revised to 3.5%, confirming that the economy remained on a firm footing throughout the period.

Job growth dominated US economic news throughout the period as the pace of new job creation picked up and more than two million jobs were created in 2004. Both January and March 2005 job additions came in somewhat below expectations. However, the number of jobs created in April was significantly higher than expectations and that helped keep the labor markets on track. The earlier job figures put an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

BOND RETURNS SLID LATE IN THE PERIOD

The US bond market delivered modest returns as yields generally edged higher until the last month of the period, when they moved lower. Bond yields and prices move in opposite directions. Unsettled by announcements of weak performance by both General Motors and Ford, investors anticipated a rating downgrade and that expectation rippled through the high yield markets.1 In this environment, the Lehman Brothers Aggregate Bond Index returned 0.98% for the period. Municipal bonds outperformed taxable bonds and Treasury bonds outperformed most corporate bonds. Gains achieved by high-yield bonds early in the period were offset by negative returns late in the period. As a result, the Merrill Lynch US High Yield, Cash Pay Index was flat, with no gain or loss for the period.

STOCKS RALLIED, THEN LOST MOMENTUM

The stock market rallied in November and December of 2004, as uncertainty surrounding the US presidential election was resolved and energy prices appeared to stabilize. However, investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation and subdued corporate profit growth. The stock market held onto only modest gains for the six-month period. The S&P 500 Index returned 3.28%. Value stocks did better than growth stocks, as measured by the Russell 1000 Value Index, which gained 6.72% over the same period.

SHORT-TERM INTEREST RATES MOVED HIGHER

The Federal Reserve (the Fed) made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter percentage point increases during this reporting period, the fed funds rate stood at 2.75%.2 Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed left the door open for more aggressive action by indicating that it would respond to economic changes as needed in order to control inflation.

1     On May 5, both GM and Ford bonds were downgraded to "junk" status.

2     On May 3, the federal funds rate was raised to 3.0%.

PERFORMANCE INFORMATION ________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

[Sidebar]
PERFORMANCE OF A $10,000 INVESTMENT
05/01/95 - 04/30/05 ($)

  SALES CHARGE       WITHOUT         WITH
------------------------------------------
  Class A            16,629         15,843
------------------------------------------
  Class B            16,127         16,127
------------------------------------------
  Class C            16,269         16,269
------------------------------------------
  Class G            16,207         16,207
------------------------------------------
  Class T            16,676         15,888
------------------------------------------
  Class Z            16,829          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                                [MOUNTAIN CHART]

      CLASS A SHARES        CLASS A SHARES        LEHAMAN BROTHERS 3-15
      WITHOUT SALES           WITH SALES           YEAR BLEND MUNCIPAL
          CHARGE                CHARGE                  BOND INDEX
      --------------        --------------        ----------------------
05/1995   10000                  9525                    10000
          10232                  9746                    10280
          10164                  9682                    10234
          10239                  9752                    10356
          10353                  9862                    10483
          10427                  9932                    10543
          10553                 10052                    10650
          10708                 10200                    10785
          10815                 10302                    10860
          10870                 10354                    10963
          10800                 10287                    10920
          10680                 10173                    10805
          10671                 10164                    10780
          10653                 10147                    10767
          10770                 10259                    10860
          10858                 10342                    10956
          10840                 10325                    10960
          10959                 10439                    11069
          11080                 10554                    11192
          11247                 10713                    11384
          11209                 10677                    11344
          11235                 10701                    11386
          11320                 10783                    11484
          11215                 10682                    11346
          11305                 10768                    11424
          11429                 10886                    11576
          11541                 10993                    11689
          11831                 11269                    11974
          11744                 11187                    11880
          11890                 11325                    12009
          11949                 11382                    12076
          12006                 11435                    12131
          12166                 11589                    12288
          12282                 11699                    12414
          12291                 11707                    12422
          12315                 11730                    12427
          12304                 11720                    12373
          12490                 11897                    12553
          12536                 11941                    12600
          12550                 11954                    12633
          12737                 12132                    12820
          12900                 12287                    12975
          12900                 12287                    12993
          12946                 12331                    13029
          12976                 12360                    13070
          13132                 12508                    13241
          13031                 12412                    13176
          13043                 12423                    13182
          13076                 12455                    13222
          12955                 12339                    13152
          12746                 12141                    12972
          12793                 12186                    13042
          12706                 12103                    12997
          12704                 12100                    13031
          12555                 11959                    12949
          12713                 12110                    13073
          12613                 12014                    13009
          12525                 11930                    12977
          12659                 12057                    13077
          12949                 12334                    13293
          12871                 12260                    13241
          12768                 12161                    13188
          13115                 12492                    13498
          13256                 12626                    13660
          13432                 12794                    13843
          13362                 12727                    13794
          13513                 12871                    13927
          13572                 12928                    14006
          13868                 13210                    14299
          14021                 13355                    14482
          14064                 13396                    14518
          14177                 13503                    14639
          14025                 13359                    14502
          14139                 13467                    14655
          14211                 13536                    14741
          14377                 13694                    14930
          14586                 13893                    15166
          14577                 13884                    15155
          14746                 14046                    15317
          14576                 13884                    15173
          14461                 13774                    15053
          14672                 13975                    15312
          14825                 14121                    15504
          14560                 13868                    15205
          14841                 14136                    15528
          14904                 14196                    15618
          15062                 14347                    15796
          15222                 14499                    15991
          15354                 14625                    16171
          15611                 14869                    16490
          15408                 14676                    16244
          15329                 14601                    16168
          15671                 14927                    16506
          15591                 14851                    16471
          15794                 15044                    16707
          15781                 15032                    16715
          15884                 15129                    16822
          16198                 15429                    17202
          16098                 15333                    17123
          15538                 14800                    16574
          15653                 14909                    16703
          16054                 15291                    17197
          15946                 15189                    17084
          16091                 15327                    17219
          16181                 15413                    17350
          16209                 15439                    17431
          16471                 15689                    17699
          16353                 15576                    17607
          15941                 15183                    17213
          15925                 15168                    17173
          15953                 15196                    17235
          16130                 15364                    17444
          16411                 15632                    17779
          16455                 15674                    17852
          16543                 15757                    17982
          16377                 15599                    17817
          16557                 15771                    18002
          16633                 15843                    18103
          16530                 15745                    18012
          16382                 15603                    17875
04/2005   16629                 15843                    18155

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/18/02           11/18/02           11/18/02           03/01/01           06/26/00       08/01/94
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)      0.51   -4.26       0.13   -4.81       0.31   -0.68       0.23   -4.71       0.56   -4.22       0.63
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    4.31   -0.66       3.53   -1.47       3.89    2.89       3.74   -1.26       4.41   -0.56       4.57
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.26    4.25       4.62    4.28       4.80    4.80       4.72    4.22       5.32    4.31       5.51
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.22    4.71       4.90    4.90       4.99    4.99       4.95    4.95       5.25    4.74       5.34

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     -0.45   -5.19      -0.82   -5.72      -0.65   -1.63      -0.72   -5.62      -0.40   -5.14      -0.33
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    0.18   -4.54      -0.57   -5.42      -0.22   -1.19      -0.37   -5.22       0.28   -4.45       0.43
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    4.82    3.80       4.19    3.85       4.37    4.37       4.29    3.78       4.88    3.86       5.07
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.07    4.57       4.76    4.76       4.85    4.85       4.81    4.81       5.10    4.60       5.20

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns shown for class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy Connecticut Intermediate Municipal Bond Fund (the "Galaxy Connecticut Fund") for periods prior to November 18, 2002. The returns shown for class G shares also include the returns for Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Connecticut Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which the BKB shares were converted to Retail A shares, and returns of the Boston 1784 Connecticut Tax-Exempt Income Fund (the "1784 Connecticut Fund") (whose shares were initially offered August 1, 1994) for periods prior to June 26, 2000. The returns for class Z include returns of the Trust shares of the Galaxy Connecticut Fund for periods prior to November 18, 2002, the date on which the class Z shares were initially offered by the fund, and returns of the 1784 Connecticut Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

[Sidebar]
ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

-----------------------------------------------------------------------------------------------------------------------------
                ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
              ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
  Class A   1,000.00         1,000.00          1,005.06        1,020.08        4.72          4.76               0.95
-----------------------------------------------------------------------------------------------------------------------------
  Class B   1,000.00         1,000.00          1,001.34        1,016.36        8.44          8.50               1.70
-----------------------------------------------------------------------------------------------------------------------------
  Class C   1,000.00         1,000.00          1,003.07        1,018.10        6.70          6.76               1.35
-----------------------------------------------------------------------------------------------------------------------------
  Class G   1,000.00         1,000.00          1,002.33        1,017.36        7.45          7.50               1.50
-----------------------------------------------------------------------------------------------------------------------------
  Class T   1,000.00         1,000.00          1,005.55        1,020.58        4.23          4.26               0.85
-----------------------------------------------------------------------------------------------------------------------------
  Class Z   1,000.00         1,000.00          1,006.30        1,021.32        3.48          3.51               0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund


[Sidebar]
                                             LEHMAN BROTHERS
                                             3-15 YEAR BLEND
                  CLASS A SHARES           MUNICIPAL BOND INDEX

                    [UP ARROW]                  [UP ARROW]
                      0.51%                       0.94%

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $187.3 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

  Class A                            10.91
------------------------------------------
  Class B                            10.91
------------------------------------------
  Class C                            10.91
------------------------------------------
  Class G                            10.91
------------------------------------------
  Class T                            10.91
------------------------------------------
  Class Z                            10.91

DISTRIBUTIONS DECLARED PER SHARE
11/01/04 - 04/30/05 ($)

  Class A                             0.18
------------------------------------------
  Class B                             0.14
------------------------------------------
  Class C                             0.16
------------------------------------------
  Class G                             0.15
------------------------------------------
  Class T                             0.19
------------------------------------------
  Class Z                             0.20


For the six-month period ended April 30, 2005, class A shares of Columbia Connecticut Intermediate Municipal Bond Fund returned 0.51% without sales charge. Class Z shares returned 0.63%. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.94%, while the Lipper Other States Intermediate Municipal Debt Funds Category had an average return of 0.39%. 1

The differences in performance among the fund, its benchmark and peer group average are largely accounted for by the extent to which they owned intermediate-term bonds at the long end of the maturity range and lower quality bonds. Bonds with longer maturities outperformed shorter-term securities during the period, and lower quality outperformed higher quality.

On April 30, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.45%. This equaled a taxable yield of 3.95% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

ECONOMIC IMPROVEMENT HELPED STATE FINANCES

After a few difficult years, Connecticut turned the corner in 2004, ushering a new governor into office and putting its fiscal house in order. Municipal bond investors were relieved to see the state's financial picture stabilize, as a growing economy, healthy stock market and rising property values fueled increased tax revenues. State leaders also showed more discipline in balancing the budget.

RISING INTEREST RATES DROVE MUNICIPAL BOND RETURNS

As the Federal Reserve (the Fed) raised short-term interest rates, yields on short-term bonds climbed. Bond prices, which move in the opposite direction of yields, declined, putting short-term bond returns in negative territory for the six-month period. By contrast, long-maturity bonds posted solid gains, as yields declined and long-term inflation expectations remained benign. Intermediate bonds made little headway.

We believe the fund had lower exposure than its peer group to bonds with maturities under five years, and that helped performance during a period of rising short-term interest rates. We believe the fund's higher concentration in slightly longer-maturity issues that were better performers also helped relative performance. Throughout the period, we sold shorter-term bonds and added issues with maturities of 10-years or more. We also favored non-callable bonds, which cannot be redeemed before maturity and, therefore, may help protect the fund's yield. Over the period, these longer-maturity, non-callable issues helped all around performance.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

________________________________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

[Sidebar]
TOP 5 SECTORS AS OF 04/30/05 (%)

  Local general obligations           26.4
------------------------------------------
  Refunded/escrowed                   14.7
------------------------------------------
  State general obligations           12.0
------------------------------------------
  Special non-property tax            10.2
------------------------------------------
  Education                            7.9

MATURITY BREAKDOWN AS OF 04/30/05 (%)

  0 - 1 years                          0.3
------------------------------------------
  1 - 3 years                          8.4
------------------------------------------
  3 - 5 years                          8.6
------------------------------------------
  5 - 7 years                         22.9
------------------------------------------
  7 - 10 years                        22.2
------------------------------------------
  10 - 15 years                       24.0
------------------------------------------
  15 - 20 years                        5.3
------------------------------------------
  20 - 25 years                        3.6
------------------------------------------
  25 years and over                    1.9
------------------------------------------
  Cash equivalent                      2.8

QUALITY BREAKDOWN AS OF 04/30/05 (%)

  AAA                                 84.1
------------------------------------------
  AA                                  10.1
------------------------------------------
  A                                    1.0
------------------------------------------
  BBB                                  2.0
------------------------------------------
  Cash equivalent                      2.8

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/05 (%)

  Class A                             2.45
------------------------------------------
  Class B                             1.83
------------------------------------------
  Class C                             2.18
------------------------------------------
  Class G                             2.03
------------------------------------------
  Class T                             2.54
------------------------------------------
  Class Z                             2.82

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 04/30/05 (%)

  Class A                             3.95
------------------------------------------
  Class B                             2.95
------------------------------------------
  Class C                             3.51
------------------------------------------
  Class G                             3.27
------------------------------------------
  Class T                             4.09
------------------------------------------
  Class Z                             4.54

Taxable-equivalent SEC yields are based on the maximum effective 35% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.


HIGH QUALITY FOCUS INCLUDED EDUCATION BONDS

The fund remained focused on high quality investment-grade issues, which trailed lower quality issues in an improving economic environment. Although we looked for opportunities to add higher-yielding investment-grade bonds, supply was limited among the type of bonds the fund would normally purchase. Many of the state's lower quality issues are bonds subject to the Alternative Minimum Tax
(AMT), which the fund does not buy because the AMT may erode after-tax return for some shareholders. General obligation and education bonds were among the fund's biggest sector concentrations, a reflection of the state's own emphasis on higher education. Connecticut has many colleges and private prep schools that are in good financial shape. The outlook for the education sector is also fairly stable, as demographics continue to drive strong demand. Among the fund's investments were bonds issued by Connecticut College, Trinity College and Fairfield University (1.8%, 2.9% and 1.1% of net assets, respectively).

MORE STABLE BACKDROP FOR CONNECTICUT ISSUERS

We expect Connecticut's municipal market and state finances to remain stable as long as the local economy and the stock market remain healthy. Since many residents commute to New York to work in the financial industry, the state's tax revenues are vulnerable to any prolonged market downturn. Given the possibility of future Fed interest rate increases, we plan to continue to avoid shorter-maturity issues, while adding to the fund's holdings in longer-maturity intermediate bonds.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

[Sidebar]
PERFORMANCE OF A $10,000 INVESTMENT
06/30/97 - 04/30/05 ($)

  SALES CHARGE       WITHOUT         WITH
------------------------------------------
  Class A            14,203         13,526
------------------------------------------
  Class B            13,946         13,946
------------------------------------------
  Class C            14,070         14,070
------------------------------------------
  Class Z            14,292          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


VALUE OF A $10,000 INVESTMENT 06/30/97 - 04/30/05

                                [MOUNTAIN CHART]

      CLASS A SHARES        CLASS A SHARES        LEHAMAN BROTHERS 3-15
      WITHOUT SALES           WITH SALES           YEAR BLEND MUNCIPAL
          CHARGE                CHARGE                  BOND INDEX
      --------------        --------------        ----------------------
06/1997   10000                  9525                    10000
          10011                  9535                    10000
          10261                  9774                    10244
          10191                  9707                    10163
          10290                  9802                    10274
          10351                  9859                    10331
          10409                  9915                    10378
          10541                 10041                    10513
          10654                 10148                    10620
          10650                 10144                    10627
          10649                 10143                    10632
          10616                 10111                    10585
          10771                 10259                    10739
          10800                 10287                    10779
          10840                 10325                    10807
          11007                 10484                    10967
          11130                 10601                    11100
          11107                 10579                    11115
          11178                 10647                    11147
          11215                 10682                    11181
          11352                 10813                    11328
          11247                 10713                    11272
          11276                 10741                    11278
          11282                 10746                    11312
          11189                 10658                    11252
          11007                 10484                    11097
          11048                 10523                    11157
          10977                 10455                    11119
          10971                 10450                    11148
          10833                 10319                    11078
          10963                 10442                    11184
          10903                 10385                    11130
          10854                 10338                    11102
          10962                 10442                    11187
          11164                 10634                    11372
          11089                 10562                    11328
          10993                 10471                    11282
          11286                 10750                    11547
          11431                 10888                    11686
          11564                 11015                    11843
          11499                 10952                    11801
          11610                 11059                    11914
          11661                 11107                    11982
          11891                 11326                    12233
          12038                 11467                    12389
          12064                 11491                    12420
          12153                 11576                    12523
          12050                 11477                    12407
          12151                 11574                    12537
          12226                 11645                    12611
          12364                 11777                    12773
          12514                 11920                    12974
          12529                 11934                    12965
          12643                 12042                    13104
          12523                 11928                    12981
          12453                 11861                    12878
          12630                 12030                    13100
          12753                 12148                    13264
          12522                 11928                    13008
          12762                 12155                    13285
          12827                 12217                    13362
          12967                 12351                    13514
          13108                 12485                    13680
          13211                 12584                    13835
          13428                 12790                    14107
          13254                 12624                    13897
          13216                 12589                    13832
          13483                 12843                    14121
          13419                 12781                    14091
          13598                 12953                    14293
          13570                 12925                    14300
          13645                 12996                    14391
          13900                 13239                    14717
          13780                 13126                    14649
          13334                 12700                    14179
          13446                 12807                    14289
          13793                 13137                    14712
          13664                 13015                    14615
          13778                 13123                    14731
          13877                 13218                    14843
          13896                 13236                    14912
          14142                 13471                    15142
          14016                 13351                    15063
          13625                 12978                    14726
          13620                 12973                    14692
          13642                 12994                    14745
          13797                 13142                    14923
          14073                 13405                    15210
          14096                 13426                    15272
          14185                 13511                    15384
          14004                 13339                    15242
          14161                 13489                    15401
          14236                 13560                    15487
          14138                 13467                    15409
          13970                 13306                    15292
04/2005   14203                 13526                    15532

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from June 30, 1997.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

-----------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C              Z
-----------------------------------------------------------------------------------------
  INCEPTION                 11/18/02           11/18/02           11/18/02       06/30/97
-----------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-----------------------------------------------------------------------------------------
  6-month (cumulative)      0.18   -4.54      -0.19   -5.12      -0.01   -1.00       0.31
-----------------------------------------------------------------------------------------
  1-year                    4.28   -0.67       3.51   -1.49       3.87    2.87       4.54
-----------------------------------------------------------------------------------------
  5-year                    5.09    4.07       4.71    4.37       4.89    4.89       5.22
-----------------------------------------------------------------------------------------
  Life                      4.58    3.93       4.34    4.34       4.46    4.46       4.66

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

-----------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C              Z
-----------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-----------------------------------------------------------------------------------------
  6-month (cumulative)     -0.90   -5.59      -1.27   -6.15      -1.09   -2.07      -0.77
-----------------------------------------------------------------------------------------
  1-year                   -0.35   -5.11      -1.09   -5.93      -0.74   -1.71      -0.10
-----------------------------------------------------------------------------------------
  5-year                    4.59    3.57       4.22    3.88       4.40    4.40       4.72
-----------------------------------------------------------------------------------------
  Life                      4.40    3.74       4.16    4.16       4.28    4.28       4.48

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class Z shares for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class Z shares include returns of the Trust shares of the Galaxy Florida Municipal Bond Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund, and returns of the Boston 1784 Florida Tax-Exempt Income Fund (whose shares were initially offered on June 30, 1997) for periods prior to June 26, 2000. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

[Sidebar]
ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

--------------------------------------------------------------------------------------------------------------------------
                ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
              ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
  Class A   1,000.00         1,000.00          1,001.83        1,019.64        5.16          5.21               1.04
--------------------------------------------------------------------------------------------------------------------------
  Class B   1,000.00         1,000.00            998.12        1,015.92        8.87          8.95               1.79
--------------------------------------------------------------------------------------------------------------------------
  Class C   1,000.00         1,000.00            999.90        1,017.65        7.14          7.20               1.44
--------------------------------------------------------------------------------------------------------------------------
  Class Z   1,000.00         1,000.00          1,003.07        1,020.88        3.92          3.96               0.79

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

[Sidebar]
                                             LEHMAN BROTHERS
                                             3-15 YEAR BLEND
                  CLASS A SHARES           MUNICIPAL BOND INDEX

                    [UP ARROW]                  [UP ARROW]
                      0.18%                       0.94%

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                  $64.8 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

  Class A                            10.36
------------------------------------------
  Class B                            10.36
------------------------------------------
  Class C                            10.36
------------------------------------------
  Class Z                            10.36

DISTRIBUTIONS DECLARED PER SHARE
11/01/04 - 04/30/05 ($)

  Class A                             0.16
------------------------------------------
  Class B                             0.12
------------------------------------------
  Class C                             0.14
------------------------------------------
  Class Z                             0.17


For the six-month period ended April 30, 2005, class A shares of Columbia Florida Intermediate Municipal Bond Fund returned 0.18% without sales charge. Class Z shares returned 0.31%. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.94%, while the Lipper Florida Intermediate Municipal Debt Funds Category average returned 0.26%. 1

The differences in performance among the fund, its benchmark and peer group average are largely accounted for by the extent to which they owned intermediate-term bonds at the long end of the maturity range and lower quality bonds. Bonds with longer maturities outperformed shorter-term securities during the period, and lower quality outperformed higher quality. The fund's focus on call-protected bonds helped to lock in yields. (Call-protected bonds are bonds that cannot be redeemed before a predetermined date.)

On April 30, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.29%. This equaled a taxable yield of 3.52% for shareholders in the 35.0% federal income tax bracket.

CREDIT UPGRADE IN STATE AIDED MUNICIPAL MARKET

Florida's growing population and improving economy continued to bolster tax revenues. State coffers reached levels that encouraged Governor Jeb Bush to renew discussions aimed at eliminating Florida's intangibles tax by 2007. More important, the state received a credit upgrade in recognition of its improved financial status, boosting the performance of outstanding municipal issues while lowering borrowing costs for new ones. The supply of new issues -- particularly insured bonds -- remained strong, fueled by the state's infrastructure and education funding needs.

RISING INTEREST RATES RESTRAINED MUNICIPAL BOND RETURNS

As the Federal Reserve raised short-term interest rates, yields on short-maturity bonds climbed. Bond prices, which move in the opposite direction of yields, declined. Short-term bond returns were low or negative for the six-month period. By contrast, yields on long-maturity bonds fell, and bond prices rallied. Long-maturity bonds posted solid gains. Intermediate bonds made little headway, although longer-maturity issues within the universe beat shorter-maturity ones. To improve the fund's return potential, we reduced its position in shorter-maturity bonds and added to investments in call-protected bonds at the longer end of the intermediate range.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

________________________________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

[Sidebar]
TOP 5 SECTORS AS OF 04/30/05 (%)

  Special non-property tax            18.1
------------------------------------------
  Water/sewer                         16.3
------------------------------------------
  Hospitals                           10.5
------------------------------------------
  Local appropriated                   9.3
------------------------------------------
  State general obligations            7.7

MATURITY BREAKDOWN AS OF 04/30/05 (%)

  1 - 3 years                          4.9
------------------------------------------
  3 - 5 years                         13.6
------------------------------------------
  5 - 7 years                         12.6
------------------------------------------
  7 - 10 years                        38.4
------------------------------------------
  10 - 15 years                       26.5
------------------------------------------
  20 - 25 years                        1.7
------------------------------------------
  Cash equivalent                      2.3

QUALITY BREAKDOWN AS OF 04/30/05 (%)

  AAA                                 86.6
------------------------------------------
  AA                                   7.7
------------------------------------------
  BBB                                  3.4
------------------------------------------
  Cash equivalent                      2.3

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/05 (%)

  Class A                             2.29
------------------------------------------
  Class B                             1.68
------------------------------------------
  Class C                             2.02
------------------------------------------
  Class Z                             2.67

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 04/30/05 (%)

  Class A                             3.52
------------------------------------------
  Class B                             2.58
------------------------------------------
  Class C                             3.11
------------------------------------------
  Class Z                             4.11

Taxable-equivalent SEC yields are based on the maximum effective 35% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.


SECTOR AND CREDIT SELECTION DICTATED BY AVAILABILITY

The fund maintained its high quality focus with significant positions in education and essential service revenue bonds. It also owned some lower-rated hospital bonds, which did well during the period. The fund continued to avoid bonds subject to the Alternative Minimum Tax (AMT). The AMT affects more taxpayers each year because it has not been indexed to inflation. Going forward, we expect an improving economy and growing population to create a favorable backdrop for Florida municipal bonds.

ABOUT YOUR FUND

The fund closed to new investments after the close of business on April 29, 2005. The Board of Trustees approved a proposal to merge the fund into Nations Florida Intermediate Municipal Fund, subject to shareholder approval. Shareholders are scheduled to vote on this reorganization in the third quarter of 2005. The reorganization is proposed to take place within a reasonable time thereafter.

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

[Sidebar]
PERFORMANCE OF A $10,000 INVESTMENT
05/01/95 - 04/30/05 ($)

  SALES CHARGE       WITHOUT         WITH
------------------------------------------
  Class A            16,987         16,187
------------------------------------------
  Class B            16,548         16,548
------------------------------------------
  Class C            16,726         16,726
------------------------------------------
  Class G            16,565         16,565
------------------------------------------
  Class T            17,008         16,208
------------------------------------------
  Class Z            17,171          N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                                [MOUNTAIN CHART]

      CLASS A SHARES        CLASS A SHARES        LEHAMAN BROTHERS 3-15
      WITHOUT SALES           WITH SALES           YEAR BLEND MUNCIPAL
          CHARGE                CHARGE                  BOND INDEX
      --------------        --------------        ----------------------
05/1995   10000                  9525                    10000
          10265                  9777                    10280
          10205                  9721                    10234
          10298                  9809                    10356
          10423                  9928                    10483
          10484                  9986                    10543
          10600                 10096                    10650
          10745                 10235                    10785
          10836                 10322                    10860
          10901                 10384                    10963
          10838                 10323                    10920
          10725                 10216                    10805
          10695                 10187                    10780
          10697                 10189                    10767
          10795                 10282                    10860
          10894                 10377                    10956
          10896                 10379                    10960
          11016                 10493                    11069
          11138                 10609                    11192
          11336                 10797                    11384
          11294                 10757                    11344
          11319                 10781                    11386
          11417                 10875                    11484
          11274                 10739                    11346
          11366                 10826                    11424
          11526                 10978                    11576
          11640                 11087                    11689
          11972                 11403                    11974
          11870                 11306                    11880
          11996                 11426                    12009
          12067                 11493                    12076
          12134                 11558                    12131
          12322                 11737                    12288
          12440                 11850                    12414
          12426                 11835                    12422
          12438                 11847                    12427
          12402                 11813                    12373
          12593                 11995                    12553
          12651                 12050                    12600
          12662                 12061                    12633
          12867                 12256                    12820
          13035                 12415                    12975
          13022                 12403                    12993
          13067                 12446                    13029
          13113                 12490                    13070
          13298                 12666                    13241
          13190                 12564                    13176
          13199                 12572                    13182
          13232                 12604                    13222
          13128                 12504                    13152
          12881                 12269                    12972
          12929                 12315                    13042
          12823                 12214                    12997
          12817                 12209                    13031
          12647                 12046                    12949
          12822                 12213                    13073
          12725                 12121                    13009
          12630                 12030                    12977
          12769                 12162                    13077
          13084                 12463                    13293
          12999                 12382                    13241
          12902                 12289                    13188
          13266                 12635                    13498
          13389                 12753                    13660
          13586                 12940                    13843
          13525                 12882                    13794
          13667                 13017                    13927
          13725                 13073                    14006
          14020                 13355                    14299
          14165                 13492                    14482
          14196                 13522                    14518
          14315                 13635                    14639
          14195                 13521                    14502
          14313                 13633                    14655
          14386                 13703                    14741
          14544                 13853                    14930
          14759                 14058                    15166
          14776                 14074                    15155
          14903                 14195                    15317
          14761                 14060                    15173
          14664                 13967                    15053
          14895                 14188                    15312
          15050                 14335                    15504
          14808                 14105                    15205
          15052                 14337                    15528
          15126                 14408                    15618
          15270                 14544                    15796
          15401                 14670                    15991
          15532                 14794                    16171
          15765                 15016                    16490
          15590                 14849                    16244
          15514                 14777                    16168
          15838                 15086                    16506
          15751                 15003                    16471
          16022                 15261                    16707
          15994                 15235                    16715
          16118                 15352                    16822
          16495                 15711                    17202
          16378                 15600                    17123
          15734                 14987                    16574
          15888                 15133                    16703
          16346                 15569                    17197
          16212                 15442                    17084
          16380                 15602                    17219
          16490                 15707                    17350
          16525                 15740                    17431
          16820                 16021                    17699
          16669                 15877                    17607
          16224                 15453                    17213
          16211                 15441                    17173
          16261                 15489                    17235
          16452                 15670                    17444
          16767                 15971                    17779
          16818                 16019                    17852
          16930                 16126                    17982
          16712                 15918                    17817
          16907                 16104                    18002
          16990                 16183                    18103
          16899                 16096                    18012
          16743                 15948                    17875
04/2005   16987                 16187                    18155

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/25/02          11/25/02            11/25/02           03/01/01           06/26/00      06/14/93
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)      0.36   -4.37       0.03   -4.86       0.26   -0.72       0.06   -4.84       0.38   -4.35       0.45
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    4.72   -0.23       4.05   -0.95       4.51    3.51       4.10   -0.90       4.78   -0.19       4.93
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.50    4.49       4.95    4.61       5.17    5.17       4.97    4.47       5.52    4.51       5.73
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.44    4.93       5.17    5.17       5.28    5.28       5.18    5.18       5.45    4.95       5.55

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     -0.44   -5.15      -0.76   -5.62      -0.54   -1.51      -0.74   -5.59      -0.42   -5.13      -0.34
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    0.45   -4.34      -0.20   -5.01       0.25   -0.71      -0.15   -4.96       0.50   -4.29       0.65
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.05    4.03       4.52    4.18       4.73    4.73       4.54    4.03       5.08    4.06       5.28
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.30    4.78       5.03    5.03       5.14    5.14       5.04    5.04       5.31    4.80       5.41

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 25, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns shown for class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy Intermediate Tax-Exempt Bond Fund (the "Galaxy Intermediate Tax-Exempt Fund") for periods prior to November 25, 2002. The returns shown for class G shares also include the returns for Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Intermediate Tax-Exempt Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to June 26, 2001, the date on which the BKB shares were converted to Retail A shares, and returns of the Boston 1784 Tax-Exempt Medium-Term Income Fund (the "1784 Tax-Exempt Fund") (whose shares were initially offered June 14, 1993) for periods prior to June 26, 2000. The returns for class Z shares include returns of the Trust shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to November 25, 2002, the date on which the class Z shares were initially offered by the fund, and returns of the 1784 Tax-Exempt Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

[Sidebar]
ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

--------------------------------------------------------------------------------------------------------------------------
                  ACCOUNT VALUE AT THE            ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
               BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
                ACTUAL        HYPOTHETICAL      ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
  Class A     1,000.00         1,000.00        1,003.57        1,020.53        4.27          4.31               0.86
--------------------------------------------------------------------------------------------------------------------------
  Class B     1,000.00         1,000.00        1,000.30        1,017.31        7.49          7.55               1.51
--------------------------------------------------------------------------------------------------------------------------
  Class C     1,000.00         1,000.00        1,002.58        1,019.54        5.26          5.31               1.06
--------------------------------------------------------------------------------------------------------------------------
  Class G     1,000.00         1,000.00        1,000.60        1,017.55        7.24          7.30               1.46
--------------------------------------------------------------------------------------------------------------------------
  Class T     1,000.00         1,000.00        1,003.82        1,020.78        4.02          4.06               0.81
--------------------------------------------------------------------------------------------------------------------------
  Class Z     1,000.00         1,000.00        1,004.56        1,021.52        3.28          3.31               0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor and the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

[Sidebar]
                                             LEHMAN BROTHERS
                                             3-15 YEAR BLEND
                  CLASS A SHARES           MUNICIPAL BOND INDEX

                    [UP ARROW]                  [UP ARROW]
                      0.36%                       0.94%

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                         Seeks to provide investors with
                           current income, exempt from
                         federal income tax, consistent
                          with preservation of capital.

                                TOTAL NET ASSETS
                                 $498.8 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

  Class A                            10.49
------------------------------------------
  Class B                            10.49
------------------------------------------
  Class C                            10.49
------------------------------------------
  Class G                            10.49
------------------------------------------
  Class T                            10.49
------------------------------------------
  Class Z                            10.49

DISTRIBUTIONS DECLARED PER SHARE
11/01/04 - 04/30/05 ($)

  Class A                             0.27
------------------------------------------
  Class B                             0.23
------------------------------------------
  Class C                             0.26
------------------------------------------
  Class G                             0.23
------------------------------------------
  Class T                             0.27
------------------------------------------
  Class Z                             0.28

Distributions include $0.07 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.


For the six-month period ended April 30, 2005, class A shares of Columbia Intermediate Tax-Exempt Bond Fund returned 0.36% without sales charge. Class Z shares returned 0.45%. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.94%, while the Lipper Intermediate Municipal Debt Funds Category had an average return of 0.53%. 1

The differences in performance among the fund, its benchmark and peer group average are largely accounted for by the extent to which they owned intermediate-term bonds at the long end of the maturity range and lower quality bonds. Bonds with longer maturities outperformed shorter-term securities during the period, and lower quality outperformed higher quality.

On April 30, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.63%. This equaled a taxable yield of 4.05% for shareholders in the 35.0% federal income tax bracket.

ECONOMIC IMPROVEMENT HELPED GOVERNMENT COFFERS

Many municipal issuers benefited from increased tax revenues, fueled by a growing economy and rising property values. A few states received credit upgrades, boosting the performance of their outstanding bonds and lowering the borrowing costs for new issues. Nationwide, new municipal bond issuance remained surprisingly strong, propelled by bond refundings, education and infrastructure funding needs.

RISING INTEREST RATES DROVE BOND PERFORMANCE

As the Federal Reserve (the Fed) raised short-term interest rates, yields on short-maturity bonds climbed. Bond prices, which move in the opposite direction of yields, declined, leaving the Lehman Brothers 3-Year Municipal Bond Index with a disappointing return of negative 0.34% for the six-month period. In contrast, yields on longer-maturity bonds fell, reflecting a benign outlook on long-term inflation. As long-maturity bond prices rose, the Lehman Brothers 20-Year Municipal Bond Index gained 3.20% for the period. Intermediate bonds, which were the fund's focus, made little headway.

The bulk of the fund's exposure was in bonds on the short end of the intermediate (five to 15-year) range during a period in which longer-maturity issues did much better than shorter-maturity issues. However, we added to 12- to 15-year issues during the period and we sold bonds with maturities under three years. As interest rates rose, we modestly lowered the fund's duration, which measures sensitivity to interest rate changes.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

________________________________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

[Sidebar]
TOP 5 SECTORS AS OF 04/30/05 (%)

  Refunded/escrowed                   21.0
------------------------------------------
  Local general obligations           12.4
------------------------------------------
  Special non-property tax            10.2
------------------------------------------
  State general obligations           10.1
------------------------------------------
  State appropriated                   6.9

MATURITY BREAKDOWN AS OF 04/30/05 (%)

  0 - 1 years                          0.1
------------------------------------------
  1 - 3 years                          6.7
------------------------------------------
  3 - 5 years                         16.8
------------------------------------------
  5 - 7 years                         17.7
------------------------------------------
  7 - 10 years                        22.0
------------------------------------------
  10 - 15 years                       29.1
------------------------------------------
  15 - 20 years                        3.9
------------------------------------------
  20 - 25 years                        1.8
------------------------------------------
  25 years and over                    0.7
------------------------------------------
  Cash equivalent                      1.2

QUALITY BREAKDOWN AS OF 04/30/05 (%)

  AAA                                 70.3
------------------------------------------
  AA                                  19.2
------------------------------------------
  A                                    7.0
------------------------------------------
  BBB                                  2.3
------------------------------------------
  Cash equivalent                      1.2

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/05 (%)

  Class A                             2.63
------------------------------------------
  Class B                             2.11
------------------------------------------
  Class C                             2.56
------------------------------------------
  Class G                             2.16
------------------------------------------
  Class T                             2.67
------------------------------------------
  Class Z                             2.96

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 04/30/05 (%)

  Class A                             4.05
------------------------------------------
  Class B                             3.25
------------------------------------------
  Class C                             3.94
------------------------------------------
  Class G                             3.32
------------------------------------------
  Class T                             4.11
------------------------------------------
  Class Z                             4.55

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.


HIGH QUALITY FOCUS WITH SOME ADDITIONS TO YIELD

The fund focused on high quality investment-grade issues, particularly general obligation and essential service bonds. It had a small position in lower quality, higher-yielding investment-grade issues, including hospital bonds, which did well as the economy improved. As the period progressed, we added to the fund's yield by boosting its position in lower-rated holdings. We also helped yields by moving out of bonds that could be redeemed in the next few years and into longer-maturity bonds with better call protection. We continued to avoid bonds subject to the Alternative Minimum Tax (AMT), which affects more taxpayers each year because it is not indexed for inflation.

STABLE ECONOMIC ENVIRONMENT FAVORABLE FOR MUNICIPALS

We expect steady economic growth to improve the financial health of many municipal issuers and possibly trigger credit upgrades. A seasonal pick-up in demand that typically occurs in the early summer could also help municipal bond returns. Further benefit could come if new issuance were to slow from the record levels seen early in 2005. Given the possibility of future Fed interest rate increases, we plan to avoid shorter-maturity issues while adding to the fund's holdings in longer-maturity intermediate bonds.

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

[Sidebar]
PERFORMANCE OF A $10,000 INVESTMENT
05/01/95 - 04/30/05 ($)

  SALES CHARGE       WITHOUT         WITH
------------------------------------------
  Class A            16,668         15,883
------------------------------------------
  Class B            16,171         16,171
------------------------------------------
  Class C            16,308         16,308
------------------------------------------
  Class G            16,254         16,254
------------------------------------------
  Class T            16,715         15,927
------------------------------------------
  Class Z            16,840          N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                                [MOUNTAIN CHART]

      CLASS A SHARES        CLASS A SHARES        LEHAMAN BROTHERS 3-15
      WITHOUT SALES           WITH SALES           YEAR BLEND MUNCIPAL
          CHARGE                CHARGE                  BOND INDEX
      --------------        --------------        ----------------------
05/1995   10000                  9525                    10000
          10248                  9761                    10280
          10174                  9691                    10234
          10278                  9790                    10356
          10392                  9898                    10483
          10464                  9967                    10543
          10558                 10056                    10650
          10694                 10186                    10785
          10789                 10277                    10860
          10821                 10307                    10963
          10764                 10253                    10920
          10646                 10140                    10805
          10601                 10098                    10780
          10612                 10108                    10767
          10708                 10200                    10860
          10807                 10294                    10956
          10785                 10273                    10960
          10894                 10377                    11069
          11016                 10493                    11192
          11204                 10671                    11384
          11149                 10619                    11344
          11193                 10662                    11386
          11289                 10753                    11484
          11154                 10624                    11346
          11242                 10708                    11424
          11388                 10847                    11576
          11501                 10955                    11689
          11786                 11226                    11974
          11717                 11160                    11880
          11841                 11278                    12009
          11910                 11344                    12076
          11977                 11409                    12131
          12140                 11564                    12288
          12257                 11675                    12414
          12252                 11670                    12422
          12263                 11681                    12427
          12214                 11634                    12373
          12403                 11814                    12553
          12437                 11846                    12600
          12459                 11867                    12633
          12637                 12037                    12820
          12803                 12195                    12975
          12777                 12170                    12993
          12822                 12213                    13029
          12857                 12246                    13070
          13025                 12406                    13241
          12957                 12342                    13176
          12968                 12352                    13182
          13001                 12384                    13222
          12912                 12298                    13152
          12696                 12093                    12972
          12756                 12150                    13042
          12666                 12065                    12997
          12650                 12049                    13031
          12521                 11926                    12949
          12669                 12067                    13073
          12577                 11980                    13009
          12499                 11906                    12977
          12636                 12036                    13077
          12904                 12291                    13293
          12822                 12213                    13241
          12716                 12112                    13188
          13073                 12452                    13498
          13244                 12615                    13660
          13410                 12773                    13843
          13338                 12704                    13794
          13478                 12837                    13927
          13550                 12907                    14006
          13824                 13168                    14299
          13979                 13315                    14482
          14008                 13343                    14518
          14109                 13439                    14639
          13981                 13317                    14502
          14097                 13427                    14655
          14183                 13509                    14741
          14352                 13670                    14930
          14550                 13859                    15166
          14569                 13877                    15155
          14698                 14000                    15317
          14551                 13860                    15173
          14445                 13759                    15053
          14657                 13961                    15312
          14798                 14095                    15504
          14539                 13849                    15205
          14810                 14106                    15528
          14872                 14165                    15618
          15073                 14357                    15796
          15219                 14496                    15991
          15336                 14607                    16171
          15566                 14827                    16490
          15384                 14653                    16244
          15315                 14587                    16168
          15659                 14915                    16506
          15576                 14836                    16471
          15797                 15047                    16707
          15785                 15035                    16715
          15903                 15148                    16822
          16208                 15439                    17202
          16121                 15355                    17123
          15565                 14825                    16574
          15711                 14965                    16703
          16123                 15357                    17197
          16002                 15242                    17084
          16136                 15370                    17219
          16227                 15456                    17350
          16257                 15485                    17431
          16513                 15728                    17699
          16377                 15599                    17607
          15973                 15214                    17213
          15958                 15200                    17173
          15989                 15229                    17235
          16171                 15403                    17444
          16475                 15692                    17779
          16536                 15750                    17852
          16627                 15837                    17982
          16444                 15663                    17817
          16620                 15830                    18002
          16681                 15889                    18103
          16591                 15803                    18012
          16422                 15642                    17875
04/2005   16668                 15883                    18155

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                 12/09/02           12/09/02           12/09/02           03/01/01           06/26/00       06/14/93
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)      0.27   -4.47      -0.10   -5.01       0.07   -0.91       0.00   -4.91       0.32   -4.43       0.40
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    4.38   -0.58       3.60   -1.40       3.97    2.97       3.81   -1.19       4.48   -0.48       4.64
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.39    4.37       4.75    4.41       4.93    4.93       4.86    4.36       5.44    4.43       5.60
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.24    4.74       4.92    4.92       5.01    5.01       4.98    4.98       5.27    4.76       5.35

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     -0.69   -5.40      -1.06   -5.93      -0.89   -1.86      -0.96   -5.83      -0.64   -5.36      -0.57
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    0.27   -4.45      -0.47   -5.30      -0.13   -1.09      -0.27   -5.11      -0.37   -4.36       0.53
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    4.93    3.92       4.31    3.97       4.48    4.48       4.42    3.91       4.99    3.97       5.14
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.08    4.57       4.77    4.77       4.86    4.86       4.82    4.82       5.11    4.60       5.19

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on December 9, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for the class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Massachusetts Fund") for periods prior to December 9, 2002. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Massachusetts Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted into Retail A shares, and returns of the Boston 1784 Massachusetts Tax-Exempt Income Fund (the "1784 Massachusetts Fund") (whose shares were initially offered on June 14,
1993) for periods prior to June 26, 2000. The returns for class Z shares include returns of the Trust shares of the Galaxy Massachusetts Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the fund, and returns of the 1784 Massachusetts Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any expense differential (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of newer classes would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

[Sidebar]
ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

--------------------------------------------------------------------------------------------------------------------------
                ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
              ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
  Class A   1,000.00         1,000.00          1,002.73        1,020.23        4.57          4.61               0.92
--------------------------------------------------------------------------------------------------------------------------
  Class B   1,000.00         1,000.00            999.01        1,016.51        8.28          8.35               1.67
--------------------------------------------------------------------------------------------------------------------------
  Class C   1,000.00         1,000.00          1,000.74        1,018.25        6.55          6.61               1.32
--------------------------------------------------------------------------------------------------------------------------
  Class G   1,000.00         1,000.00          1,000.00        1,017.50        7.29          7.35               1.47
--------------------------------------------------------------------------------------------------------------------------
  Class T   1,000.00         1,000.00          1,003.22        1,020.73        4.07          4.11               0.82
--------------------------------------------------------------------------------------------------------------------------
  Class Z   1,000.00         1,000.00          1,003.97        1,021.47        3.33          3.36               0.67

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

[Sidebar]
                                             LEHMAN BROTHERS
                                             3-15 YEAR BLEND
                  CLASS A SHARES           MUNICIPAL BOND INDEX

                    [UP ARROW]                  [UP ARROW]
                      0.27%                       0.94%

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $326.3 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

  Class A                            10.68
------------------------------------------
  Class B                            10.68
------------------------------------------
  Class C                            10.68
------------------------------------------
  Class G                            10.68
------------------------------------------
  Class T                            10.68
------------------------------------------
  Class Z                            10.68

DISTRIBUTIONS DECLARED PER SHARE
11/01/04 - 04/30/05 ($)

  Class A                             0.22
------------------------------------------
  Class B                             0.18
------------------------------------------
  Class C                             0.20
------------------------------------------
  Class G                             0.19
------------------------------------------
  Class T                             0.22
------------------------------------------
  Class Z                             0.23

Distributions include $0.03 per share of taxable realized gains.


For the six-month period ended April 30, 2005, class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund returned 0.27% without sales charge. Class Z shares returned 0.40%. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.94%, while the Lipper Massachusetts Intermediate Municipal Debt Funds Category had an average total return of 0.36%.1

The differences in performance among the fund, its benchmark and peer group average are largely accounted for by the extent to which they owned intermediate-term bonds at the long end of the maturity range and lower quality bonds. Bonds with longer maturities outperformed shorter-term securities during the period, and lower quality outperformed higher quality. In addition, the fund's focus on call protection helped to lock in attractive yields. (Call-protected bonds cannot be redeemed before a predetermined date.)

On April 30, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.57%. This equaled a taxable yield of 4.19% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

STABILIZED FINANCES LED TO CREDIT UPGRADE

Finances in the Commonwealth of Massachusetts improved as the state cut costs and programs, particularly local aid to cities and towns. An improvement in the local economy and rising property values helped the revenue side of the budget. The ratings agencies responded to an improved financial outlook. Standard & Poors raised the Commonwealth's credit rating and Moody's changed its outlook from negative to stable, benefiting the performance of outstanding municipal bonds and lowering future borrowing costs.

RISING INTEREST RATES HAMPERED BOND RETURNS

As the economic recovery unfolded, the Federal Reserve (the Fed) continued to raise a key short-term interest rate. Yields on short-maturity bonds climbed. Bond prices, which move in the opposite direction of yields, declined. Short-term bond returns were low or negative for the six-month period. By contrast, long-maturity bonds posted solid gains, as inflation expectations remained benign and yields dropped. Intermediate-maturity bonds made little headway, although longer-maturity issues within the universe beat shorter-maturity ones.

In this environment, we added to the fund's holdings in bonds with 8- to 14-year maturities, which were the better performers within the intermediate universe. We also sold bonds with maturities under three years. These trades aided performance, but also increased the fund's duration, which measures sensitivity to interest changes.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

________________________________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

[Sidebar]
TOP 5 SECTORS AS OF 04/30/05 (%)

  Local general obligations           18.6
------------------------------------------
  Education                           17.7
------------------------------------------
  Refunded/escrowed                   13.4
------------------------------------------
  Special non-property tax             9.7
------------------------------------------
  State general obligations            9.0

MATURITY BREAKDOWN AS OF 04/30/05 (%)

  1 - 3 years                          1.4
------------------------------------------
  3 - 5 years                         13.3
------------------------------------------
  5 - 7 years                         18.1
------------------------------------------
  7 - 10 years                        23.5
------------------------------------------
  10 - 15 years                       27.9
------------------------------------------
  15 - 20 years                        6.7
------------------------------------------
  20 - 25 years                        2.3
------------------------------------------
  25 years and over                    3.9
------------------------------------------
  Cash equivalent                      2.9

QUALITY BREAKDOWN AS OF 04/30/05 (%)

  AAA                                 71.6
------------------------------------------
  AA                                  21.5
------------------------------------------
  A                                    2.5
------------------------------------------
  BBB                                  1.5
------------------------------------------
  Cash equivalent                      2.9

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/05 (%)

  Class A                             2.57
------------------------------------------
  Class B                             1.95
------------------------------------------
  Class C                             2.30
------------------------------------------
  Class G                             2.15
------------------------------------------
  Class T                             2.66
------------------------------------------
  Class Z                             2.94

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 04/30/05 (%)

  Class A                             4.19
------------------------------------------
  Class B                             3.18
------------------------------------------
  Class C                             3.75
------------------------------------------
  Class G                             3.50
------------------------------------------
  Class T                             4.33
------------------------------------------
  Class Z                             4.80

Taxable-equivalent SEC yields are based on the maximum effective 35% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.


SUPPLY HELPED DICTATE HIGH QUALITY FOCUS

The fund maintained a diversified portfolio of high quality investment-grade bonds, with an emphasis on general obligation, essential services revenue and education bonds. Although we looked for opportunities to add yield by buying higher-yielding, lower-rated investment-grade issues, supply was limited. We continued to avoid bonds subject to the Alternative Minimum Tax (or AMT), which is not indexed for inflation and thus affects more taxpayers each year.

STABLE ECONOMIC ENVIRONMENT WOULD BE POSITIVE FOR MUNICIPALS

If economic growth remains steady, the Commonwealth's finances should continue to reap benefits. However, we plan to monitor how Massachusetts handles growing repair costs for the Big Dig and a slow population drain, both of which could affect its financial outlook. On the supply side, issuance could pick up as the Commonwealth begins to increase support to cities and towns. Demand for municipal bonds typically accelerates in the early summer, which could aid returns. Given the possibility of future Fed interest rate increases, we plan to avoid shorter-maturity issues while adding to the fund's holdings in longer-maturity intermediate bonds.

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

[Sidebar]
PERFORMANCE OF A $10,000 INVESTMENT
04/03/98 - 04/30/05 ($)

  SALES CHARGE       WITHOUT         WITH
------------------------------------------
  Class A            13,652         13,003
------------------------------------------
  Class B            13,223         13,223
------------------------------------------
  Class C            13,339         13,339
------------------------------------------
  Class G            13,291         13,291
------------------------------------------
  Class T            13,683         13,032
------------------------------------------
  Class Z            13,843          N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


VALUE OF A $10,000 INVESTMENT 04/03/98 - 04/30/05

                                [MOUNTAIN CHART]

      CLASS A SHARES        CLASS A SHARES        LEHAMAN BROTHERS 3-15
      WITHOUT SALES           WITH SALES           YEAR BLEND MUNCIPAL
          CHARGE                CHARGE                  BOND INDEX
      --------------        --------------        ----------------------
04/1998   10000                  9525                    10000
           9957                  9484                     9915
          10116                  9636                    10060
          10124                  9643                    10097
          10125                  9644                    10123
          10277                  9789                    10273
          10430                  9935                    10397
          10435                  9939                    10412
          10455                  9959                    10441
          10466                  9969                    10473
          10631                 10126                    10611
          10515                 10016                    10559
          10505                 10006                    10564
          10525                 10025                    10596
          10431                  9936                    10539
          10254                  9767                    10395
          10296                  9807                    10451
          10223                  9737                    10416
          10223                  9737                    10443
          10098                  9618                    10377
          10236                  9750                    10477
          10132                  9651                    10425
          10069                  9591                    10399
          10165                  9682                    10479
          10393                  9899                    10652
          10288                  9799                    10611
          10196                  9712                    10568
          10512                 10013                    10817
          10656                 10150                    10946
          10802                 10289                    11093
          10730                 10220                    11054
          10866                 10350                    11160
          10946                 10426                    11224
          11205                 10673                    11458
          11299                 10762                    11605
          11321                 10784                    11634
          11414                 10872                    11731
          11283                 10747                    11622
          11387                 10846                    11744
          11456                 10912                    11813
          11605                 11054                    11964
          11790                 11230                    12153
          11770                 11211                    12145
          11900                 11335                    12275
          11731                 11174                    12159
          11605                 11053                    12063
          11804                 11244                    12271
          11955                 11387                    12424
          11715                 11159                    12184
          11952                 11384                    12444
          12026                 11455                    12516
          12171                 11593                    12659
          12328                 11743                    12814
          12463                 11871                    12959
          12749                 12144                    13214
          12501                 11907                    13018
          12441                 11850                    12956
          12747                 12141                    13227
          12659                 12058                    13199
          12875                 12264                    13388
          12871                 12260                    13395
          12941                 12326                    13481
          13254                 12625                    13785
          13151                 12526                    13722
          12618                 12019                    13281
          12723                 12118                    13385
          13138                 12514                    13781
          13021                 12402                    13690
          13153                 12529                    13798
          13240                 12611                    13903
          13261                 12632                    13969
          13496                 12855                    14184
          13379                 12743                    14110
          13048                 12429                    13794
          13021                 12402                    13762
          13057                 12437                    13812
          13221                 12593                    13979
          13447                 12808                    14247
          13482                 12841                    14306
          13568                 12923                    14410
          13424                 12786                    14277
          13564                 12919                    14426
          13652                 13003                    14507
          13586                 12941                    14434
          13442                 12804                    14324
04/2005   13652                 13003                    14547

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from April 3, 1998.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/18/02           11/18/02           11/18/02           03/01/01           04/03/98       04/03/98
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)      0.62   -4.18       0.25   -4.68       0.42   -0.57       0.35   -4.58       0.67   -4.14       0.74
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    4.63   -0.39       3.85   -1.15       4.21    3.21       4.05   -0.95       4.73   -0.29       4.89
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.82    4.79       5.15    4.82       5.33    5.33       5.26    4.77       5.87    4.84       6.04
-------------------------------------------------------------------------------------------------------------------------------
  Life                      4.50    3.78       4.03    4.03       4.16    4.16       4.10    4.10       4.53    3.81       4.70

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     -0.28   -5.06      -0.66   -5.54      -0.48   -1.46      -0.56   -5.44      -0.23   -5.02      -0.16
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    0.48   -4.30      -0.27   -5.12       0.08   -0.89      -0.07   -4.92       0.58   -4.20       0.73
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.29    4.27       4.63    4.29       4.81    4.81       4.73    4.23       5.33    4.32       5.49
-------------------------------------------------------------------------------------------------------------------------------
  Life                      4.32    3.60       3.86    3.86       3.98    3.98       3.93    3.82       4.36    3.63       4.53

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class
T) and Retail B shares (for class G) of the Galaxy New Jersey Municipal Bond Fund (the "Galaxy New Jersey Fund") for periods prior to November 18, 2002. Retail A shares were initially offered on April 3, 1998. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy New Jersey Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns shown for class Z shares include returns of the Trust shares of the Galaxy New Jersey Fund, whose shares were initially offered on April 3, 1998, for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

[Sidebar]
ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

--------------------------------------------------------------------------------------------------------------------------
                  ACCOUNT VALUE AT THE            ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
               BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
                ACTUAL        HYPOTHETICAL      ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
  Class A     1,000.00         1,000.00        1,006.20        1,019.54        5.27          5.31               1.06
--------------------------------------------------------------------------------------------------------------------------
  Class B     1,000.00         1,000.00        1,002.48        1,015.82        8.99          9.05               1.81
--------------------------------------------------------------------------------------------------------------------------
  Class C     1,000.00         1,000.00        1,004.22        1,017.55        7.26          7.30               1.46
--------------------------------------------------------------------------------------------------------------------------
  Class G     1,000.00         1,000.00        1,003.47        1,016.81        8.00          8.05               1.61
--------------------------------------------------------------------------------------------------------------------------
  Class T     1,000.00         1,000.00        1,006.69        1,020.03        4.78          4.81               0.96
--------------------------------------------------------------------------------------------------------------------------
  Class Z     1,000.00         1,000.00        1,007.44        1,020.78        4.03          4.06               0.81

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor and the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

[Sidebar]
                                             LEHMAN BROTHERS
                                             3-15 YEAR BLEND
                  CLASS A SHARES           MUNICIPAL BOND INDEX

                    [UP ARROW]                  [UP ARROW]
                      0.62%                       0.94%

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                  $79.5 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

  Class A                            10.42
------------------------------------------
  Class B                            10.42
------------------------------------------
  Class C                            10.42
------------------------------------------
  Class G                            10.42
------------------------------------------
  Class T                            10.42
------------------------------------------
  Class Z                            10.42

DISTRIBUTIONS DECLARED PER SHARE
11/01/04 - 04/30/05 ($)

  Class A                             0.21
------------------------------------------
  Class B                             0.18
------------------------------------------
  Class C                             0.19
------------------------------------------
  Class G                             0.19
------------------------------------------
  Class T                             0.22
------------------------------------------
  Class Z                             0.23

Distributions include $0.04 per share of taxable realized gains.


For the six-month period ended April 30, 2005, class A shares of Columbia New Jersey Intermediate Municipal Bond Fund returned 0.62% without sales charge. Class Z shares returned 0.74%. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.94%, while the Lipper Other States Intermediate Municipal Debt Funds Category had an average total return of 0.39%.1

The differences in performance among the fund, its benchmark and peer group average are largely accounted for by the extent to which they owned intermediate-term bonds at the long end of the maturity range and lower quality bonds. Bonds with longer maturities outperformed shorter-term securities during the period, and lower quality outperformed higher quality. For example, we believe the fund's emphasis on longer-maturity bonds within the intermediate universe, as well as a small position in selected lower quality bonds, helped it outperform its Lipper peer group average. The Lehman Brothers index had an even higher exposure to longer-maturity bonds than the fund, which accounted for its slightly higher performance.

On April 30, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.50%. This equaled a taxable yield of 4.11% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

GOOD NEWS, BAD NEWS FOR NEW JERSEY FINANCES

New Jersey continued to make progress in balancing its budget. The state's recovering economy, progressive tax structure and below-average unemployment rates helped to bolster revenues, as did an improving stock market and a tax hike for wage earners in the higher brackets. Despite its improving fiscal outlook, the state did not earn an upgrade in its credit rating largely because it has not made enough cuts to balance its budget. Instead, it has relied on one-time fixes to finance its deficit, a short-term strategy that concerns the ratings agencies.

POSITIVE CONTRIBUTION FROM LONGER-MATURITY BONDS

The fund benefited from its emphasis on the middle and longer ends of the intermediate range. As the Federal Reserve (the Fed) raised short-term interest rates, yields on short-maturity bonds climbed. Bond prices, which move in the opposite direction of yields, declined, putting short-term bond returns in negative territory for the six-month period. By contrast, long-maturity bonds posted solid gains, as their yields fell and long-term inflation expectations remained benign. While bonds with intermediate maturities of seven to 15 years made little headway, longer-maturity issues within the universe beat shorter-maturity issues.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

________________________________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

[Sidebar]
TOP 5 SECTORS AS OF 04/30/05 (%)

  Local general obligations           20.3
------------------------------------------
  State appropriated                  13.6
------------------------------------------
  Refunded/escrowed                   13.1
------------------------------------------
  Pool/bond bank                       9.2
------------------------------------------
  Transportation                       7.6

MATURITY BREAKDOWN AS OF 04/30/05 (%)

  0 - 1 years                          1.3
------------------------------------------
  1 - 3 years                          3.6
------------------------------------------
  3 - 5 years                         14.0
------------------------------------------
  5 - 7 years                         13.1
------------------------------------------
  7 - 10 years                        20.8
------------------------------------------
  10 - 15 years                       35.9
------------------------------------------
  15 - 20 years                        9.9
------------------------------------------
  20 - 25 years                        0.2
------------------------------------------
  25 years and over                    0.4
------------------------------------------
  Cash equivalent                      0.8

QUALITY BREAKDOWN AS OF 04/30/05 (%)

  AAA                                 74.7
------------------------------------------
  AA                                   4.3
------------------------------------------
  A                                   11.7
------------------------------------------
  BBB                                  7.0
------------------------------------------
  Non rated                            1.5
------------------------------------------
  Cash equivalent                      0.8

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/05 (%)

  Class A                             2.50
------------------------------------------
  Class B                             1.89
------------------------------------------
  Class C                             2.23
------------------------------------------
  Class G                             2.08
------------------------------------------
  Class T                             2.60
------------------------------------------
  Class Z                             2.88

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 04/30/05 (%)

  Class A                             4.11
------------------------------------------
  Class B                             3.10
------------------------------------------
  Class C                             3.66
------------------------------------------
  Class G                             3.42
------------------------------------------
  Class T                             4.27
------------------------------------------
  Class Z                             4.73

Taxable-equivalent SEC yields are based on the maximum effective 35% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.


HIGH QUALITY ORIENTATION WITH ADDED YIELD

The fund maintained a high quality orientation, which included insured bonds that were purchases from previous years when the state's finances had been more precarious. The fund, however, had a small position in selected lower quality investment-grade bonds, which added yield and helped its return. Strong performers included bonds in the tobacco sector, which represented about 1% of net assets at period end. Tobacco bonds are issued by the state and secured by revenues from a financial settlement it has with tobacco companies to help pay cigarette-related health costs and fund anti-smoking campaigns. Many states, including New Jersey, also use tobacco bonds to help resolve budget problems. We also bought some lower quality investment-grade student housing bonds that added yield. In order to preserve maximum after-tax returns for all shareholders, the fund did not own bonds subject to the Alternative Minimum Tax (AMT). The AMT affects more taxpayers each year because it is not indexed for inflation.

FURTHER IMPROVEMENT EXPECTED

We are cautiously optimistic about the prospects for New Jersey's municipal bond market. We think the state economy is moving in the right direction and should benefit from continued low unemployment. The credit ratings agencies are unlikely to upgrade the state's credit rating until it switches from one-time budget fixes to a longer-term planning strategy. Given the possibility of further Fed interest rate hikes, we plan to continue to de-emphasize shorter-maturity bonds in favor of longer-maturity intermediate issues.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1997 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

[Sidebar]
PERFORMANCE OF A $10,000 INVESTMENT
05/01/95 - 04/30/05 ($)

 SALES CHARGE        WITHOUT         WITH
------------------------------------------
  Class A            17,091         16,275
------------------------------------------
  Class B            16,578         16,578
------------------------------------------
  Class C            16,726         16,726
------------------------------------------
  Class G            16,664         16,664
------------------------------------------
  Class T            17,127         16,309
------------------------------------------
  Class Z            17,456          N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                                [MOUNTAIN CHART]

      CLASS A SHARES        CLASS A SHARES        LEHAMAN BROTHERS 3-15
      WITHOUT SALES           WITH SALES           YEAR BLEND MUNCIPAL
          CHARGE                CHARGE                  BOND INDEX
      --------------        --------------        ----------------------
05/1995   10000                  9525                    10000
          10319                  9829                    10280
          10221                  9735                    10234
          10309                  9819                    10356
          10436                  9940                    10483
          10504                 10005                    10543
          10632                 10127                    10650
          10789                 10277                    10785
          10879                 10362                    10860
          10959                 10438                    10963
          10887                 10370                    10920
          10746                 10236                    10805
          10705                 10197                    10780
          10686                 10179                    10767
          10797                 10284                    10860
          10879                 10363                    10956
          10840                 10325                    10960
          10964                 10443                    11069
          11090                 10563                    11192
          11297                 10761                    11384
          11248                 10713                    11344
          11260                 10725                    11386
          11352                 10813                    11484
          11198                 10666                    11346
          11293                 10757                    11424
          11453                 10909                    11576
          11560                 11011                    11689
          11924                 11358                    11974
          11787                 11227                    11880
          11905                 11339                    12009
          11971                 11403                    12076
          12036                 11464                    12131
          12223                 11642                    12288
          12334                 11748                    12414
          12331                 11746                    12422
          12333                 11747                    12427
          12245                 11663                    12373
          12478                 11885                    12553
          12521                 11927                    12600
          12544                 11948                    12633
          12756                 12150                    12820
          12912                 12298                    12975
          12890                 12277                    12993
          12932                 12318                    13029
          12953                 12338                    13070
          13111                 12488                    13241
          13014                 12396                    13176
          13013                 12394                    13182
          13033                 12414                    13222
          12929                 12315                    13152
          12707                 12103                    12972
          12740                 12135                    13042
          12634                 12034                    12997
          12620                 12021                    13031
          12409                 11820                    12949
          12597                 11998                    13073
          12478                 11886                    13009
          12406                 11817                    12977
          12568                 11971                    13077
          12915                 12302                    13293
          12795                 12187                    13241
          12689                 12086                    13188
          13063                 12443                    13498
          13210                 12582                    13660
          13429                 12791                    13843
          13343                 12709                    13794
          13515                 12873                    13927
          13626                 12979                    14006
          14022                 13356                    14299
          14111                 13441                    14482
          14119                 13449                    14518
          14256                 13579                    14639
          14079                 13411                    14502
          14229                 13553                    14655
          14301                 13622                    14741
          14527                 13837                    14930
          14741                 14041                    15166
          14635                 13940                    15155
          14812                 14108                    15317
          14640                 13945                    15173
          14457                 13770                    15053
          14724                 14025                    15312
          14923                 14214                    15504
          14595                 13902                    15205
          14890                 14182                    15528
          14963                 14252                    15618
          15154                 14434                    15796
          15347                 14618                    15991
          15589                 14849                    16171
          15952                 15195                    16490
          15678                 14933                    16244
          15573                 14833                    16168
          15931                 15174                    16506
          15835                 15083                    16471
          16117                 15352                    16707
          16074                 15310                    16715
          16194                 15425                    16822
          16599                 15811                    17202
          16447                 15665                    17123
          15805                 15054                    16574
          15968                 15209                    16703
          16474                 15692                    17197
          16332                 15557                    17084
          16497                 15714                    17219
          16613                 15824                    17350
          16653                 15862                    17431
          16944                 16139                    17699
          16790                 15992                    17607
          16357                 15580                    17213
          16316                 15541                    17173
          16373                 15595                    17235
          16573                 15786                    17444
          16869                 16068                    17779
          16927                 16123                    17852
          17027                 16218                    17982
          16843                 16043                    17817
          17018                 16210                    18002
          17091                 16279                    18103
          16995                 16188                    18012
          16825                 16026                    17875
04/2005   17091                 16275                    18155

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                  A                   B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  Inception                 11/25/02           11/25/02            11/25/02           03/01/01           12/31/91      12/31/91
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH      WITHOUT  WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)      0.37   -4.41       0.00   -4.93        0.17  -0.81        0.10  -4.83        0.42  -4.37       0.50
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    4.48   -0.46       3.70   -1.30        4.06   3.06        3.90  -1.10        4.58  -0.36       4.74
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.96    4.94       5.32    4.99        5.51   5.51        5.43   4.94        6.01   4.98       6.20
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.51    4.99       5.18    5.18        5.28   5.28        5.24   5.24        5.53   5.01       5.73

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     -0.59   -5.35      -0.96   -5.85      -0.79   -1.77      -0.87   -5.75      -0.55   -5.30      -0.47
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    0.21   -4.55      -0.53   -5.38      -0.19   -1.16      -0.34   -5.19       0.31   -4.45       0.46
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.44    4.41       4.81    4.48       4.99    4.99       4.91    4.41       5.48    4.45       5.67
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.34    4.83       5.03    5.03       5.12    5.12       5.08    5.08       5.36    4.85       5.56

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 25, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class
T) and Retail B shares (for class G) of the Galaxy New York Municipal Bond Fund (the "Galaxy New York Fund") for periods prior to November 25, 2002. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy New York Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. Retail A shares were initially offered on December 31, 1991. The returns shown for class Z shares include returns of Trust shares of the Galaxy New York Fund, whose shares were initially offered on December 31, 1991, for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

[Sidebar]
ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

---------------------------------------------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
                BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------------------------
                 ACTUAL        HYPOTHETICAL     ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------------------
  Class A      1,000.00         1,000.00       1,003.72        1,019.93        4.87          4.91               0.98
---------------------------------------------------------------------------------------------------------------------------
  Class B      1,000.00         1,000.00       1,000.00        1,016.22        8.58          8.65               1.73
---------------------------------------------------------------------------------------------------------------------------
  Class C      1,000.00         1,000.00       1,001.74        1,017.95        6.85          6.90               1.38
---------------------------------------------------------------------------------------------------------------------------
  Class G      1,000.00         1,000.00       1,000.99        1,017.21        7.59          7.65               1.53
---------------------------------------------------------------------------------------------------------------------------
  Class T      1,000.00         1,000.00       1,004.22        1,020.43        4.37          4.41               0.88
---------------------------------------------------------------------------------------------------------------------------
  Class Z      1,000.00         1,000.00       1,004.96        1,021.17        3.63          3.66               0.73

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor and the transfer agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

[Sidebar]
                                             LEHMAN BROTHERS
                                             3-15 YEAR BLEND
                  CLASS A SHARES           MUNICIPAL BOND INDEX

                    [UP ARROW]                  [UP ARROW]
                      0.37%                       0.94%

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $129.1 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

  Class A                            11.82
------------------------------------------
  Class B                            11.82
------------------------------------------
  Class C                            11.82
------------------------------------------
  Class G                            11.82
------------------------------------------
  Class T                            11.82
------------------------------------------
  Class Z                            11.82

DISTRIBUTIONS DECLARED PER SHARE
11/01/04 - 04/30/05 ($)

  Class A                             0.20
------------------------------------------
  Class B                             0.16
------------------------------------------
  Class C                             0.18
------------------------------------------
  Class G                             0.17
------------------------------------------
  Class T                             0.21
------------------------------------------
  Class Z                             0.22

Distributions include $0.01 per share of taxable realized gains.


For the six-month period ended April 30, 2005, class A shares of Columbia New York Intermediate Municipal Bond Fund returned 0.37% without sales charge. Class Z shares returned 0.50%. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.94%, while the Lipper New York Intermediate Municipal Debt Funds Category had an average total return of 0.36%. 1

The differences in performance among the fund, its benchmark and peer group average are largely accounted for by the extent to which they owned intermediate-term bonds at the long end of the maturity range and lower quality bonds. Bonds with longer maturities outperformed shorter-term securities during the period, and lower quality outperformed higher quality. For example, we believe the fund's emphasis on longer-maturity bonds within the intermediate universe and its exposure to some lower-rated investment-grade securities helped performance relative to its Lipper peer group average. In addition, the fund benefited from its focus on bonds that could not be redeemed in the near future. The Lehman Brothers index had an even higher exposure to longer-maturity bonds than the fund, which accounted for its slightly higher performance.

On April 30, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.54%. This equaled a taxable yield of 4.19% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

PROGRESS IN NYC, CHALLENGES UPSTATE

The backdrop for municipal bonds in New York was mixed. New York City's fiscal outlook benefited from Wall Street gains, which bolstered tax revenues. The city received a credit upgrade, benefiting the performance of outstanding issues and lowering the cost of future borrowing. The state, however, continued to struggle with issues related to health-care funding as well as the loss of manufacturing jobs upstate.

POSITIVE CONTRIBUTION FROM LONGER-MATURITY BONDS

The fund benefited from focusing on longer-maturity bonds within the intermediate range. As the Federal Reserve (the Fed) slowly raised interest rates, yields on short-maturity bonds climbed. Bond prices, which move in the opposite direction of yields, declined, putting short-term bond returns in negative territory for the six-month period. By contrast, long-maturity bonds posted solid gains, as benign long-term inflation expectations kept yields headed south. While intermediate-term bonds made little headway overall, longer-term issues did better than shorter-maturity bonds within the universe.

HIGH QUALITY FOCUS WITH EYE ON YIELD

The fund remained diversified across a range of high quality investment-grade holdings that included general obligations, essential services and

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

________________________________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

[Sidebar]
TOP 5 SECTORS AS OF 04/30/05 (%)

  Refunded/escrowed                   23.9
------------------------------------------
  State appropriated                  14.4
------------------------------------------
  Local general obligations           10.9
------------------------------------------
  Education                            9.0
------------------------------------------
  Toll facilities                      7.9

MATURITY BREAKDOWN AS OF 04/30/05 (%)

  0 - 1 years                          1.4
------------------------------------------
  1 - 3 years                          5.5
------------------------------------------
  3 - 5 years                         18.3
------------------------------------------
  5 - 7 years                         18.4
------------------------------------------
  7 - 10 years                        13.8
------------------------------------------
  10 - 15 years                       24.9
------------------------------------------
  15 - 20 years                       12.4
------------------------------------------
  20 - 25 years                        4.3
------------------------------------------
  CASH EQUIVALENT                      1.0

QUALITY BREAKDOWN AS OF 04/30/05 (%)

  AAA                                 58.1
------------------------------------------
  AA                                  28.4
------------------------------------------
  A                                   11.1
------------------------------------------
  BBB                                  1.4
------------------------------------------
  Cash equivalent                      1.0

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/05 (%)

  Class A                             2.54
------------------------------------------
  Class B                             1.93
------------------------------------------
  Class C                             2.27
------------------------------------------
  Class G                             2.13
------------------------------------------
  Class T                             2.64
------------------------------------------
  Class Z                             2.92

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 04/30/05 (%)

  Class A                             4.19
------------------------------------------
  Class B                             3.19
------------------------------------------
  Class C                             3.75
------------------------------------------
  Class G                             3.52
------------------------------------------
  Class T                             4.36
------------------------------------------
  Class Z                             4.82

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.


education bonds. It had an above-index exposure to education bonds, including issues from the state's large university system and from private colleges. The fund also had a modest position in higher-yielding investment-grade bonds, such as tobacco and hospitals, that did well as the economy improved. Tobacco bonds are issued by the state and secured by revenues from a financial settlement with tobacco companies that helps pay cigarette-related health costs and fund anti-smoking campaigns. The fund's focus on call-protected bonds helped to lock in yields. (Call-protected bonds cannot be redeemed before a predetermined date.)

Offsetting some of these gains were losses from a resource recovery plant in Hempstead, New York (1.2% of net assets) whose bonds suffered a downgrade when a lower-rated private company took over the plant. In addition, the fund had only a small position in hospital bonds because of our concerns about New York's health care payment system. The fund also did not own higher-yielding bonds subject to the AMT because it erodes after-tax returns for more taxpayers each year.

POTENTIAL FOR DECENT ECONOMIC GROWTH

As long as the economy grows at a reasonable pace, we believe that New York's credit situation should remain stable and provide attractive opportunities for investors. A pick-up in demand for municipal bonds, which typically occurs in the early summer, and a break in the rate of new issuance could also help performance. Given the possibility of future Fed interest rate increases, we plan to avoid shorter-maturity issues while adding to the fund's holdings in longer-maturity intermediate bonds.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1997 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

[Sidebar]
PERFORMANCE OF A $10,000 INVESTMENT
05/01/95 - 04/30/05 ($)

  SALES CHARGE       WITHOUT         WITH
------------------------------------------
  Class A             15,848        15,099
------------------------------------------
  Class B             15,556        15,556
------------------------------------------
  Class C             15,695        15,695
------------------------------------------
  Class Z             15,941         N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                                [MOUNTAIN CHART]

      CLASS A SHARES        CLASS A SHARES        LEHAMAN BROTHERS 3-15
      WITHOUT SALES           WITH SALES           YEAR BLEND MUNCIPAL
          CHARGE                CHARGE                  BOND INDEX
      --------------        --------------        ----------------------
05/1995   10000                  9525                    10000
          10196                  9712                    10280
          10179                  9695                    10234
          10273                  9785                    10356
          10369                  9876                    10483
          10402                  9908                    10543
          10488                  9990                    10650
          10595                 10092                    10785
          10642                 10136                    10860
          10721                 10212                    10963
          10671                 10165                    10920
          10552                 10051                    10805
          10516                 10017                    10780
          10502                 10003                    10767
          10583                 10081                    10860
          10680                 10172                    10956
          10681                 10173                    10960
          10797                 10284                    11069
          10913                 10394                    11192
          11102                 10575                    11384
          11056                 10531                    11344
          11086                 10559                    11386
          11190                 10658                    11484
          11068                 10542                    11346
          11120                 10592                    11424
          11239                 10705                    11576
          11324                 10786                    11689
          11534                 10986                    11974
          11475                 10930                    11880
          11584                 11034                    12009
          11627                 11075                    12076
          11680                 11126                    12131
          11849                 11286                    12288
          11939                 11371                    12414
          11910                 11344                    12422
          11921                 11354                    12427
          11849                 11286                    12373
          12020                 11449                    12553
          12062                 11489                    12600
          12082                 11508                    12633
          12255                 11673                    12820
          12410                 11820                    12975
          12371                 11783                    12993
          12413                 11823                    13029
          12423                 11833                    13070
          12576                 11978                    13241
          12493                 11899                    13176
          12513                 11918                    13182
          12544                 11948                    13222
          12392                 11804                    13152
          12140                 11563                    12972
          12135                 11558                    13042
          11907                 11341                    12997
          11826                 11264                    13031
          11520                 10973                    12949
          11729                 11172                    13073
          11546                 10998                    13009
          11464                 10920                    12977
          11649                 11095                    13077
          12004                 11434                    13293
          11867                 11303                    13241
          11745                 11187                    13188
          12115                 11539                    13498
          12305                 11720                    13660
          12535                 11940                    13843
          12382                 11794                    13794
          12575                 11978                    13927
          12675                 12073                    14006
          13082                 12460                    14299
          13195                 12569                    14482
          13211                 12584                    14518
          13339                 12706                    14639
          13129                 12505                    14502
          13285                 12654                    14655
          13402                 12765                    14741
          13656                 13008                    14930
          13867                 13208                    15166
          13856                 13197                    15155
          13997                 13332                    15317
          13847                 13189                    15173
          13698                 13047                    15053
          13965                 13301                    15312
          14143                 13472                    15504
          13824                 13167                    15205
          14149                 13477                    15528
          14164                 13491                    15618
          14347                 13665                    15796
          14531                 13840                    15991
          14701                 14002                    16171
          15056                 14341                    16490
          14770                 14069                    16244
          14583                 13890                    16168
          14987                 14275                    16506
          14847                 14142                    16471
          15114                 14397                    16707
          15060                 14345                    16715
          15196                 14474                    16822
          15594                 14853                    17202
          15478                 14743                    17123
          14820                 14117                    16574
          14952                 14242                    16703
          15392                 14661                    17197
          15250                 14526                    17084
          15418                 14686                    17219
          15512                 14775                    17350
          15546                 14808                    17431
          15835                 15083                    17699
          15691                 14946                    17607
          15235                 14511                    17213
          15227                 14504                    17173
          15279                 14553                    17235
          15436                 14703                    17444
          15745                 14997                    17779
          15769                 15020                    17852
          15882                 15128                    17982
          15692                 14946                    17817
          15850                 15097                    18002
          15887                 15132                    18103
          15790                 15040                    18012
          15630                 14888                    17875
04/2005   15848                 15099                    18155

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

-----------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C              Z
-----------------------------------------------------------------------------------------
  INCEPTION                 11/25/02           11/25/02           11/25/02       05/03/93
-----------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
-----------------------------------------------------------------------------------------
  6-month (cumulative)     -0.21   -4.93      -0.58   -5.50      -0.41   -1.39      -0.08
-----------------------------------------------------------------------------------------
  1-year                    4.03   -0.93       3.26   -1.74       3.62    2.62       4.29
-----------------------------------------------------------------------------------------
  5-year                    5.95    4.92       5.56    5.24       5.75    5.75       6.08
-----------------------------------------------------------------------------------------
  10-year                   4.71    4.21       4.52    4.52       4.61    4.61       4.77

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

-----------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C              Z
-----------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
-----------------------------------------------------------------------------------------
  6-month (cumulative)     -0.88   -5.59      -1.25   -6.13      -1.08   -2.05      -0.76
-----------------------------------------------------------------------------------------
  1-year                   -0.39   -5.09      -1.14   -5.98      -0.79   -1.76      -0.14
-----------------------------------------------------------------------------------------
  5-year                    5.42    4.40       5.04    4.71       5.22    5.22       5.54
-----------------------------------------------------------------------------------------
  10-year                   4.57    4.07       4.38    4.38       4.47    4.47       4.63

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 25, 2002. Their performance information includes returns of the fund's class Z shares for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns shown for class Z shares include returns of Trust shares of the Galaxy Pennsylvania Municipal Bond Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund, and returns of class I shares of the Pennsylvania Municipal Securities Fund (whose shares were initially offered on May 3, 1993) for periods prior to August 27, 2001. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

[Sidebar]
ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

--------------------------------------------------------------------------------------------------------------------------
                ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
              ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
  Class A   1,000.00         1,000.00            997.92        1,018.00        6.79          6.85               1.37
--------------------------------------------------------------------------------------------------------------------------
  Class B   1,000.00         1,000.00            994.20        1,014.28       10.48         10.59               2.12
--------------------------------------------------------------------------------------------------------------------------
  Class C   1,000.00         1,000.00            995.93        1,016.02        8.76          8.85               1.77
--------------------------------------------------------------------------------------------------------------------------
  Class Z   1,000.00         1,000.00            999.16        1,019.24        5.55          5.61               1.12

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

[Sidebar]
                                             LEHMAN BROTHERS
                                             3-15 YEAR BLEND
                  CLASS A SHARES           MUNICIPAL BOND INDEX

                   [DOWN ARROW]                 [UP ARROW]
                      -0.21%                      0.94%

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $ 24.0 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

  Class A                            10.30
------------------------------------------
  Class B                            10.30
------------------------------------------
  Class C                            10.30
------------------------------------------
  Class Z                            10.30

DISTRIBUTIONS DECLARED PER SHARE
11/01/04 - 04/30/05 ($)

  Class A                             0.15
------------------------------------------
  Class B                             0.11
------------------------------------------
  Class C                             0.13
------------------------------------------
  Class Z                             0.16


For the six-month period ended April 30, 2005, class A shares of Columbia Pennsylvania Intermediate Municipal Bond Fund returned negative 0.21% without sales charge. Class Z shares returned negative 0.08%. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.94%, while the Lipper Pennsylvania Intermediate Municipal Debt Funds Category had an average total return of 0.25%. 1

The differences in performance among the fund, its benchmark and peer group average are largely accounted for by the extent to which they owned intermediate-term bonds at the long end of the maturity range. Bonds with longer maturities outperformed shorter-term securities during the period.

On April 30, 2005, the fund's class A shares had a 30-day SEC annualized yield of 1.71%. This equaled a taxable yield of 2.71% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

STABLE FINANCIAL PICTURE IN PENNSYLVANIA

The Commonwealth's fiscal outlook remained unchanged overall despite its relatively narrow budget reserves, which make the Commonwealth more vulnerable to financial pressures. There were some improvements within the Commonwealth, including the city of Pittsburgh, which was upgraded.

GAINS FROM LONG-MATURITY BONDS, LOSSES FROM SHORT-MATURITY ISSUES

As the economy strengthened nationwide, the Federal Reserve (the Fed) continued to raise the federal funds rate higher. Yields on short-term bonds rose. Bond prices, which move in the opposite direction of yields, declined. The return on short-maturity bonds was low or negative for the six-month period. By contrast, yields on longer-maturity bonds fell amid benign long-term inflation expectations. Longer-maturity bonds posted solid gains for the period, however, intermediate bonds made little headway. Within the intermediate-term universe, however, longer-maturity issues outperformed shorter-maturity ones. As the fund's emphasis on shorter (5- to 10-year) maturity intermediate bonds hurt performance, we pared back on the fund's position, adding to bonds with 11- to 14-year maturities.

HIGH QUALITY ORIENTATION WITH EYE TOWARD YIELD

While the fund remained diversified across a range of high quality investment-grade bonds, we added yield by investing in some lower-rated investment-grade bonds. We favored general obligation and education issues, which did well. We continued to avoid bonds subject to the Alternative Minimum Tax (AMT). The AMT has not been indexed to inflation, which means it affects more taxpayers each year.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

________________________________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

[Sidebar]
TOP 5 SECTORS AS OF 04/30/05 (%)

  Local general obligations           37.8
------------------------------------------
  Refunded/escrowed                   15.6
------------------------------------------
  Education                           15.2
------------------------------------------
  Water/sewer                          8.1
------------------------------------------
  Other industrial development bond    4.6

MATURITY BREAKDOWN AS OF 04/30/05 (%)

  1 - 3 years                          8.9
------------------------------------------
  3 - 5 years                         13.6
------------------------------------------
  5 - 7 years                         30.8
------------------------------------------
  7 - 10 years                        22.8
------------------------------------------
  10 - 15 years                       19.5
------------------------------------------
  15 - 20 years                        3.8
------------------------------------------
  Cash equivalent                      0.6

QUALITY BREAKDOWN AS OF 04/30/05 (%)

  AAA                                 68.9
------------------------------------------
  AA                                  20.4
------------------------------------------
  A                                    9.0
------------------------------------------
  BBB                                  1.1
------------------------------------------
  Cash equivalent                      0.6

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/05 (%)

  Class A                             1.71
------------------------------------------
  Class B                             1.06
------------------------------------------
  Class C                             1.40
------------------------------------------
  Class Z                             2.04

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
AS OF 04/30/05 (%)

  Class A                             2.71
------------------------------------------
  Class B                             1.68
------------------------------------------
  Class C                             2.22
------------------------------------------
  Class Z                             3.23

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.


MORE WORK AHEAD TO BUILD RESERVES

We believe municipal bonds in Pennsylvania are likely to benefit if we see continued economic improvement and prudent financial management. While Pennsylvania has already done a lot of work, we think it still needs to improve its reserves in order to withstand negative pressures and financial challenges. We think Pennsylvania bonds could benefit from a pick-up in demand in the early summer, particularly if the pace of new issuance slows from the record levels seen earlier this year. Given the possibility of future Fed interest rate increases, we plan to continue to de-emphasize shorter-maturity issues within the intermediate universe while adding to the fund's holdings in longer-maturity bonds.

ABOUT YOUR FUND

The fund closed to new investments after the close of business on April 29, 2005. The Board of Trustees approved a proposal to merge the fund into Columbia Intermediate Tax-Exempt Bond Fund, subject to shareholder approval. Shareholders are scheduled to vote on this reorganization in the third quarter of 2005. The reorganization is proposed to take place within a reasonable time thereafter.

Susan Sanderson has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

[Sidebar]
PERFORMANCE OF A $10,000 INVESTMENT
05/01/95 - 04/30/05 ($)

  SALES CHARGE       WITHOUT         WITH
------------------------------------------
  Class A            17,123         16,316
------------------------------------------
  Class B            16,562         16,562
------------------------------------------
  Class C            16,706         16,706
------------------------------------------
  Class G            16,640         16,640
------------------------------------------
  Class T            17,222         16,411
------------------------------------------
  Class Z            17,231          N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


VALUE OF A $10,000 INVESTMENT 05/01/95 - 04/30/05

                                [MOUNTAIN CHART]

      CLASS A SHARES        CLASS A SHARES        LEHAMAN BROTHERS 3-15
      WITHOUT SALES           WITH SALES           YEAR BLEND MUNCIPAL
          CHARGE                CHARGE                  BOND INDEX
      --------------        --------------        ----------------------
05/1995   10000                  9525                    10000
          10280                  9792                    10280
          10209                  9724                    10234
          10275                  9787                    10356
          10409                  9915                    10483
          10462                  9965                    10543
          10617                 10113                    10650
          10801                 10288                    10785
          10920                 10402                    10860
          10996                 10474                    10963
          10875                 10358                    10920
          10736                 10226                    10805
          10706                 10197                    10780
          10718                 10209                    10767
          10813                 10299                    10860
          10908                 10390                    10956
          10908                 10390                    10960
          11054                 10529                    11069
          11171                 10641                    11192
          11372                 10832                    11384
          11317                 10779                    11344
          11373                 10833                    11386
          11468                 10923                    11484
          11320                 10782                    11346
          11384                 10843                    11424
          11548                 11000                    11576
          11659                 11105                    11689
          11956                 11388                    11974
          11850                 11287                    11880
          11972                 11403                    12009
          12041                 11469                    12076
          12109                 11534                    12131
          12284                 11701                    12288
          12400                 11811                    12414
          12389                 11800                    12422
          12402                 11813                    12427
          12359                 11772                    12373
          12554                 11958                    12553
          12601                 12002                    12600
          12615                 12015                    12633
          12800                 12192                    12820
          12950                 12335                    12975
          12929                 12315                    12993
          12999                 12381                    13029
          13009                 12391                    13070
          13150                 12525                    13241
          13087                 12465                    13176
          13100                 12477                    13182
          13123                 12500                    13222
          13041                 12421                    13152
          12850                 12240                    12972
          12876                 12264                    13042
          12733                 12128                    12997
          12732                 12127                    13031
          12575                 11978                    12949
          12707                 12104                    13073
          12647                 12047                    13009
          12609                 12011                    12977
          12754                 12149                    13077
          13029                 12410                    13293
          12943                 12328                    13241
          12857                 12247                    13188
          13206                 12578                    13498
          13369                 12734                    13660
          13585                 12939                    13843
          13509                 12867                    13794
          13663                 13014                    13927
          13765                 13111                    14006
          14113                 13443                    14299
          14232                 13556                    14482
          14269                 13591                    14518
          14387                 13704                    14639
          14233                 13557                    14502
          14366                 13683                    14655
          14458                 13771                    14741
          14643                 13947                    14930
          14868                 14162                    15166
          14855                 14149                    15155
          15014                 14301                    15317
          14853                 14148                    15173
          14708                 14009                    15053
          14949                 14239                    15312
          15133                 14414                    15504
          14836                 14131                    15205
          15131                 14413                    15528
          15213                 14490                    15618
          15373                 14643                    15796
          15563                 14824                    15991
          15727                 14980                    16171
          16026                 15264                    16490
          15801                 15051                    16244
          15695                 14950                    16168
          16049                 15286                    16506
          15972                 15213                    16471
          16214                 15444                    16707
          16174                 15406                    16715
          16300                 15526                    16822
          16637                 15847                    17202
          16536                 15750                    17123
          15954                 15196                    16574
          16080                 15316                    16703
          16546                 15760                    17197
          16412                 15633                    17084
          16573                 15786                    17219
          16659                 15868                    17350
          16689                 15896                    17431
          16980                 16173                    17699
          16837                 16037                    17607
          16434                 15654                    17213
          16393                 15615                    17173
          16456                 15674                    17235
          16648                 15857                    17444
          16930                 16125                    17779
          16962                 16156                    17852
          17052                 16242                    17982
          16891                 16089                    17817
          17064                 16253                    18002
          17140                 16326                    18103
          17056                 16246                    18012
          16898                 16095                    17875
04/2005   17123                 16316                    18155

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                  11/18/02         11/18/02             11/18/02           03/01/01           12/20/94      06/19/00
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)      0.46   -4.35       0.09   -4.84       0.26   -0.72       0.19   -4.74       0.59   -4.23       0.59
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    4.25   -0.67       3.47   -1.53       3.83    2.83       3.68   -1.32       4.51   -0.42       4.51
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.76    4.74       5.06    4.73       5.25    5.25       5.16    4.67       5.89    4.86       5.90
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.53    5.02       5.17    5.17       5.27    5.27       5.22    5.22       5.59    5.08       5.59

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

-------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                   A                  B                  C                  G                  T              Z
-------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     -0.37   -5.07      -0.74   -5.63      -0.56   -1.54      -0.64   -5.53      -0.24   -4.95      -0.24
-------------------------------------------------------------------------------------------------------------------------------
  1-year                    0.38   -4.39      -0.37   -5.21      -0.02   -0.99      -0.17   -5.01       0.63   -4.15       0.63
-------------------------------------------------------------------------------------------------------------------------------
  5-year                    5.34    4.31       4.65    4.32       4.83    4.83       4.75    4.24       5.46    4.42       5.47
-------------------------------------------------------------------------------------------------------------------------------
  10-year                   5.36    4.85       5.02    5.02       5.10    5.10       5.06    5.06       5.42    4.90       5.42

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B, and class C are newer class shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B, and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Rhode Island Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Rhode Island Fund (March 1,
2001). Retail A shares were initially offered on December 20, 1994. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class G shares generally would have had substantially similar returns to Retail A shares because they would have invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares also include the returns of Retail A shares of the Galaxy Rhode Island Municipal Bond Fund for periods prior to the inception of Trust shares (June 19, 2000). Class Z shares generally would have had substantially similar returns to the Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been higher to the extent for class Z shares are lower then expenses paid by Retail A shares.

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

[Sidebar]
ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

O FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD


As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

11/01/04 - 04/30/05

                  ACCOUNT VALUE AT THE            ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED
               BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
                ACTUAL        HYPOTHETICAL      ACTUAL       HYPOTHETICAL     ACTUAL      HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
  Class A     1,000.00         1,000.00        1,004.61        1,019.93        4.87          4.91               0.98
--------------------------------------------------------------------------------------------------------------------------
  Class B     1,000.00         1,000.00        1,000.89        1,016.22        8.58          8.65               1.73
--------------------------------------------------------------------------------------------------------------------------
  Class C     1,000.00         1,000.00        1,002.63        1,017.95        6.85          6.90               1.38
--------------------------------------------------------------------------------------------------------------------------
  Class G     1,000.00         1,000.00        1,001.88        1,017.21        7.59          7.65               1.53
--------------------------------------------------------------------------------------------------------------------------
  Class T     1,000.00         1,000.00        1,005.85        1,021.17        3.63          3.66               0.73
--------------------------------------------------------------------------------------------------------------------------
  Class Z     1,000.00         1,000.00        1,005.85        1,021.17        3.63          3.66               0.73

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

[Sidebar]
                                             LEHMAN BROTHERS
                                             3-15 YEAR BLEND
                  CLASS A SHARES           MUNICIPAL BOND INDEX

                    [UP ARROW]                  [UP ARROW]
                      0.46%                       0.94%

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $ 121.5 million

NET ASSET VALUE PER SHARE
AS OF 04/30/05 ($)

  Class A                            11.38
------------------------------------------
  Class B                            11.38
------------------------------------------
  Class C                            11.38
------------------------------------------
  Class G                            11.38
------------------------------------------
  Class T                            11.38
------------------------------------------
  Class Z                            11.38

DISTRIBUTIONS DECLARED PER SHARE
11/01/04 - 04/30/05 ($)

  Class A                             0.21
------------------------------------------
  Class B                             0.17
------------------------------------------
  Class C                             0.19
------------------------------------------
  Class G                             0.18
------------------------------------------
  Class T                             0.23
------------------------------------------
  Class Z                             0.23

Distributions include $0.01 per share of taxable realized gains.


For the six-month period ended April 30, 2005, class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund returned 0.46% without sales charge. Class Z shares returned 0.59%. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.94%, while the Lipper Other States Intermediate Municipal Debt Funds Category had an average total return of 0.39%. 1

The fund's best returns came from longer-maturity and lower quality bonds, which were the period's best performers. We believe selected higher-yielding, lower-rated bonds and investments in longer-maturity bonds helped the fund's performance relative to its Lipper peer group average. However, the fund's holdings in bonds that could be called (or redeemed) in the next few years offset some of these gains. The fund trailed its Lehman benchmark, which had more exposure to longer-maturity bonds.

On April 30, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.45%. This equaled a taxable yield of 4.18% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

STABLE FINANCIAL PICTURE IN RHODE ISLAND

Municipal bond investors had many reasons to feel pleased with Rhode Island's fiscal outlook. The state's economy remained in decent shape, partly because Rhode Island is less dependent on capital gains taxes than its sister states and, therefore, was not hurt as much during the stock market downturn. Local property values also rose sharply, adding to revenues. In addition, both the city of Providence and local colleges benefited from renewed interest. However, rising health-care costs remained a concern as they continued to climb at a faster pace than the state's budget increases.

DECLINES FOR SHORT-MATURITY BONDS, GAINS FOR LONG-MATURITY ISSUES

As the economy strengthened, the Federal Reserve (the Fed) inched a key short-term interest rate higher. Yields on short-term bonds rose, while bond prices fell. Short-maturity bond returns came out in negative territory for the six-month period. By contrast, yields on long-maturity bonds declined and bond prices rose, resulting in solid gains. Within the intermediate universe, longer-maturity issues beat shorter-maturity ones.

In this environment, the fund lost some ground because of some longstanding investments in callable bonds. (Callable bonds can be redeemed at a predetermined date.) We pared back these issues and added to bonds with longer 15- to 18-year maturities, focusing on non-callable bonds that would help lock in yields.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

________________________________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

[Sidebar]
TOP 5 SECTORS AS OF 04/30/05 (%)

  Refunded/escrowed                   28.7
------------------------------------------
  Education                           20.2
------------------------------------------
  Local general obligations           16.8
------------------------------------------
  Local appropriated                   7.1
------------------------------------------
  State general obligations            5.0

MATURITY BREAKDOWN AS OF 04/30/05 (%)

  0 - 1 years                          3.9
------------------------------------------
  1 - 3 years                          9.7
------------------------------------------
  3 - 5 years                         11.9
------------------------------------------
  5 - 7 years                         14.2
------------------------------------------
  7 - 10 years                        19.6
------------------------------------------
  10 - 15 years                       22.4
------------------------------------------
  15 - 20 years                       15.1
------------------------------------------
  25 years and over                    2.1
------------------------------------------
  Cash equivalent                      1.1

QUALITY BREAKDOWN AS OF 04/30/05 (%)

  AAA                                 87.0
------------------------------------------
  AA                                   8.5
------------------------------------------
  BBB                                  2.6
------------------------------------------
  OTHER                                0.8
------------------------------------------
  Cash equivalent                      1.1

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/05 (%)

  Class A                             2.45
------------------------------------------
  Class B                             1.85
------------------------------------------
  Class C                             2.19
------------------------------------------
  Class G                             2.04
------------------------------------------
  Class T                             2.70
------------------------------------------
  Class Z                             2.84

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Taxable-equivalent SEC yields as of 04/30/05 (%)

  Class A                             4.18
------------------------------------------
  Class B                             3.16
------------------------------------------
  Class C                             3.74
------------------------------------------
  Class G                             3.48
------------------------------------------
  Class T                             4.61
------------------------------------------
  Class Z                             4.85


Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.


HIGH QUALITY FOCUS ON EDUCATION AND GENERAL OBLIGATION BONDS

The fund remained diversified, with a high quality investment-grade focus that emphasized the local general obligation and education sectors. While education bonds were solid contributors to performance, the best gains came from the fund's small holdings in lower-rated, higher-yielding hospital and tobacco bonds. As the economy improved, these sectors did well. Tobacco bonds are issued by the state and secured by revenues from a financial settlement with tobacco companies that helps pay cigarette-related health costs and fund anti-smoking campaigns. We were unable to add to the fund's holdings in lower-rated investment-grade bonds because issuance in the state remained limited.

POTENTIAL FOR DECENT ECONOMIC GROWTH AHEAD

We expect Rhode Island's economy to continue to do reasonably well, providing a stable backdrop for bond investors. Municipal bond returns are likely to benefit from a pick-up in demand that typically occurs in the early summer and also from the eventual slowdown in the rate of new issuance. Given the possibility of future Fed interest rate increases, we plan to avoid shorter-maturity issues while adding to the fund's holdings in longer-maturity intermediate bonds.

Brian McGreevy has managed the Columbia tax-exempt bond funds since 1997 and has been with the advisor or its predecessors or affiliate organizations since 1994.

/s/ Brian McGreevy

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FINANCIAL STATEMENTS ___________________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

                                          A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS
                                          --------------------------------------------------------------------
                  INVESTMENT PORTFOLIO    The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period.
                                          Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                          --------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES    This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                          --------------------------------------------------------------------
               STATEMENT OF OPERATIONS    This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of
                                          Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                          --------------------------------------------------------------------
    STATEMENT OF CHANGES IN NET ASSETS    This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                          --------------------------------------------------------------------
         NOTES TO FINANCIAL STATEMENTS    These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                          --------------------------------------------------------------------
                  FINANCIAL HIGHLIGHTS    The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005 (Unaudited)
                           Columbia Connecticut Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - 96.4%

EDUCATION - 7.9%

   EDUCATION - 7.9%
      CT Connecticut State Health &
          Educational Facilities Authority Revenue
          Connecticut College,
          Series C-1,
          Insured: MBIA
          5.500% 07/01/27                      900,000         956,232
          Series D-1,
          Insured: MBIA
          5.750% 07/01/30                    1,250,000       1,384,875
          Series E,
          Insured: MBIA
          5.000% 07/01/14                      500,000         545,760
          5.250% 07/01/22                      400,000         437,456
          Fairfield University,
          Series I,
          Insured: MBIA
          5.250% 07/01/25                    2,000,000       2,138,800
          Trinity College,
          Series 1998 F,
          Insured: MBIA
          5.500% 07/01/21                      500,000         588,650
          Series G,
          Insured: AMBAC
          5.000% 07/01/31                    1,000,000       1,046,890
          5.500% 07/01/15                    2,825,000       3,170,554
          Series H,
          Insured: MBIA
          5.000% 07/01/25                      540,000         573,421
      CT University of Connecticut
          Student Fee, Series A,
          5.250% 05/15/14                    1,185,000       1,316,890
      PR Commonwealth of Puerto Rico
          Industrial, Tourist, Educational,
          Medical & Environmental
          Control Facilities
          Inter-American University,
          Series A,
          Insured: MBIA
          5.250% 10/01/12                      725,000         796,159
          5.375% 10/01/13                      975,000       1,075,688
          5.500% 10/01/14                      650,000         721,130
                                       Education Total      14,752,505
                                                         -------------
                                       EDUCATION TOTAL      14,752,505

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

HEALTH CARE - 5.1%

   CONTINUING CARE RETIREMENT - 0.3%
      CT Development Authority
          Elim Park Baptist Home, Inc.,
          Series 2003,
          5.750% 12/01/23                      500,000         523,765
                                                         -------------
                      Continuing Care Retirement Total         523,765

   HEALTH SERVICES - 0.1%
      CT State Health & Educational
          Facilities Authority
          Village for Families & Children,
          Series A,
          Insured: AMBAC
          5.000% 07/01/23                      260,000         276,003
                                                         -------------
                                 Health Services Total         276,003

   HOSPITALS - 4.7%
      CT State Health & Educational
          Facilities Authority
          Backus (William W.) Hospital Issue,
          Series D,
          Insured: AMBAC
          5.625% 07/01/17                      500,000         534,665
          Greenwich Hospital Issue,
          Series A,
          Insured: MBIA
          5.300% 07/01/08                      750,000         784,140
          Middlesex Hospital,
          Series H,
          Insured: MBIA
          5.000% 07/01/12                    1,060,000       1,109,576
          Special Care Hospital,
          Series B,
          Insured: ACA
          5.375% 07/01/17                    1,750,000       1,806,875
          St. Raphael Hospital,
          Series H,
          Insured: AMBAC
          5.300% 07/01/10                    2,740,000       2,999,834
          Stamford Hospital,
          Series F,
          Insured: MBIA
          5.400% 07/01/09                    1,500,000       1,567,500
                                                         -------------
                                       Hospitals Total       8,802,590
                                                         -------------
                                     HEALTH CARE TOTAL       9,602,358

HOUSING - 0.5%

   SINGLE FAMILY - 0.5%
      CT State Housing Finance Authority
          Housing Mortgage Finance Program,
          Series C-1, GO,
          6.000% 11/15/10                    1,010,000       1,048,986
                                                         -------------
                                   Single Family Total       1,048,986
                                                         -------------
                                         HOUSING TOTAL       1,048,986

              See Accompanying Notes to Financial Statements. | 35

________________________________________________________________________________
April 30, 2005 (Unaudited)
                           Columbia Connecticut Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - 18.5%

   POOL/BOND BANK - 3.8%
      CT State Revolving Fund
          Revenue Refunding,
          Series B,
          5.000% 10/01/12                    1,000,000       1,105,880
          5.000% 10/01/13                    2,500,000       2,777,200
          5.000% 10/01/14                    1,000,000       1,113,540
          5.000% 10/01/15                    1,000,000       1,112,920
          Revenue,
          Series A,
          5.000% 10/01/19                    1,000,000       1,082,470
                                                         -------------
                                  Pool/Bond Bank Total       7,192,010

   REFUNDED/ESCROWED (a) - 14.7%
      CT Bridgeport
          Series A,
          Pre-refunded 03/01/07
          Insured: AMBAC
          5.450% 03/01/11                    1,550,000       1,629,577
          Pre-refunded 07/15/10
          Insured: FGIC
          6.000% 07/15/13                    2,000,000       2,289,260
      CT Fairfield, GO,
          Pre-refunded 01/01/08
          5.000% 01/01/18                    1,100,000       1,177,242
          Series A,
          Pre-refunded 04/01/12
          5.000% 04/01/22                    2,200,000       2,414,016
      CT Monroe, GO,
          Pre-refunded 04/15/06
          Insured: FGIC
          5.625% 04/15/14                      580,000         596,234
      CT New Canaan, GO,
          Pre-refunded 02/01/09
          4.750% 02/01/18                      500,000         531,515
      CT Seymour, GO,
          Lot B,
          Pre-refunded 08/01/11
          Insured: MBIA
          5.250% 08/01/15                    1,100,000       1,209,648
      CT State Health & Educational
          Facilities Authority
          Trinity College, Series E,
          Pre-refunded 07/01/06
          Insured: MBIA
          5.800% 07/01/16                    2,000,000       2,109,260

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      CT State Special Tax Obligation
          Transportation Infrastructure,
          Series A,
          Pre-refunded 06/01/06
          Insured: FGIC,
          5.700% 06/01/12                    1,160,000       1,208,708
      CT State Series A,
          Pre-refunded 06/15/09
          5.250% 06/15/10                    2,025,000       2,205,873
          Series A, GO,
          Pre-refunded 03/01/07
          5.125% 03/01/10                    1,000,000       1,050,430
          Pre-refunded 04/15/10
          5.500% 04/15/19                      865,000         961,793
          Series B,
          Pre-refunded 11/01/09
          5.750% 11/01/11                    1,000,000       1,121,000
          Escrowed to maturity,
          5.400% 03/15/08                       10,000          10,683
          Series E,
          Escrowed to maturity,
          6.000% 03/15/12                       25,000          29,042
      CT University of Connecticut
          Series A,
          Pre-refunded 04/01/12
          5.375% 04/01/13                    1,000,000       1,124,160
          Series A,
          Insured: MBIA
          Pre-refunded 04/01/07
          5.250% 04/01/14                    1,000,000       1,054,030
      CT Westport, GO,
          Pre-refunded 12/01/11
          5.000% 12/01/16                    1,155,000       1,269,888
          Pre-refunded 07/15/09
          5.000% 07/15/18                    1,890,000       2,053,901
          Pre-refunded 08/15/10
          5.375% 08/15/14                      550,000         609,505
          Pre-refunded 08/15/10
          5.375% 08/15/15                    1,550,000       1,717,694
      PR Commonwealth of Puerto Rico
          Infrastructure Financing Authority
          Series A,
          Economically Defeased
          5.500% 10/01/40                    1,000,000       1,090,560
                                                         -------------
                               Refunded/Escrowed Total      27,464,019
                                                         -------------
                                           OTHER TOTAL      34,656,029

RESOURCE RECOVERY - 4.9%

   RESOURCE RECOVERY - 4.9%
      CT State Resources Recovery Authority
          Bridgeport Resco Co. Project,
          Insured: MBIA
          5.000% 01/01/07                    2,500,000       2,587,475

              36 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)
                           Columbia Connecticut Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

RESOURCE RECOVERY - (CONTINUED)

   RESOURCE RECOVERY - (CONTINUED)
          Mid Connecticut Systems,
          Series A,
          Insured: MBIA
          5.375% 11/15/10                    2,000,000       2,110,740
          5.500% 11/15/11                    1,000,000       1,057,250
          5.750% 11/15/07                    1,000,000       1,069,020
          6.250% 11/15/06                    2,275,000       2,394,210
                                                         -------------
                               Resource Recovery Total       9,218,695
                                                         -------------
                               RESOURCE RECOVERY TOTAL       9,218,695

TAX-BACKED - 54.9%

   LOCAL GENERAL OBLIGATIONS - 26.4%
      CT Bridgeport
          Series A,
          Insured: AMBAC
          6.500% 09/01/08                    1,435,000       1,592,118
          Insured: FGIC
          5.375% 08/15/14                    1,600,000       1,782,416
          Series C, GO,
          Insured: FSA
          4.250% 08/15/11                    1,660,000       1,737,837
          Series C,
          Insured: MBIA
          5.250% 08/15/17                    1,500,000       1,697,760
      CT Cheshire, GO,
          Lot B,
          4.500% 08/01/07                    1,080,000       1,120,295
      CT Colchester, GO,
          Lot A,
          Insured: AMBAC
          5.400% 08/15/10                      885,000         984,465
      CT Cromwell, GO,
          Insured: FGIC
          5.000% 06/15/11                      600,000         660,168
      CT Danbury, GO,
          5.625% 02/01/13 (b)                  200,000         229,134
          Insured: FGIC
          4.750% 08/01/16                    1,270,000       1,373,327
      CT East Haven
          Insured: MBIA
          5.000% 09/01/15                      640,000         714,816
      CT Easton, GO,
          4.750% 10/15/21                      855,000         887,729
      CT Fairfield, GO,
          4.500% 01/01/16                    1,690,000       1,781,733
      CT Farmington, GO,
          5.000% 09/15/19                      820,000         890,225

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      CT Hartford County
          Metropolitan District, GO,
          5.000% 04/01/19                    1,205,000       1,305,798
          6.700% 10/01/09                      250,000         287,698
      CT Hartford, GO,
          Insured: FSA
          4.750% 12/01/15                    2,065,000       2,244,552
      CT Montville, GO,
          5.300% 12/01/09                      370,000         406,334
      CT New Haven
          Series A, GO,
          Insured: FGIC
          5.250% 11/01/16                    2,000,000       2,226,700
          Series B, GO,
          Insured: FGIC
          5.000% 11/01/10                    1,000,000       1,091,040
          5.375% 11/01/12                    1,000,000       1,128,170
          Series C, GO,
          Insured: MBIA
          5.000% 11/01/18                    2,000,000       2,152,940
      CT New London
          Series C, GO,
          Insured: AMBAC
          5.000% 02/01/17                    1,290,000       1,392,362
      CT New Milford, GO,
          5.500% 08/01/08                      250,000         270,470
          Insured: AMBAC
          5.000% 01/15/16                    1,025,000       1,141,901
      CT Norwalk, GO,
          Series B,
          5.000% 08/01/11                    1,535,000       1,690,710
      CT Regional School District No. 15
          Insured: FGIC
          5.000% 02/01/15                    1,105,000       1,230,009
          5.000% 02/01/16                    1,025,000       1,142,291
      CT Ridgefield, GO,
          Lot A,
          5.000% 03/01/12                    1,725,000       1,906,936
      CT Stamford, GO,
          5.000% 08/15/19                    1,000,000       1,080,400
          Series B, GO,
          5.250% 08/15/16                    1,650,000       1,884,267
          5.250% 08/15/17                    1,125,000       1,289,936
      CT Torrington, GO,
          Insured: FGIC
          5.125% 09/15/12                    1,300,000       1,407,471
      CT Watertown
          Insured: MBIA
          5.000% 08/01/17                    1,060,000       1,173,770

              See Accompanying Notes to Financial Statements. | 37

________________________________________________________________________________
April 30, 2005 (Unaudited)
                           Columbia Connecticut Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL GENERAL OBLIGATIONS - (CONTINUED)
      CT West Hartford, GO,
          6.000% 05/01/07                      100,000         106,253
          Series C, GO,
          5.000% 07/15/11                    2,345,000       2,581,915
      CT Westport, GO,
          5.000% 08/15/18                    1,200,000       1,317,324
      CT Windham, GO,
          Insured: MBIA
          5.000% 06/15/15                      785,000         872,057
      PR Commonwealth of Puerto Rico
          Municipal Finance Agency
          Series A, GO,
          Insured: FSA
          5.500% 07/01/17                    1,000,000       1,064,030
          Series A,
          Insured: FSA
          5.750% 08/01/12                    1,500,000       1,667,235
                                                         -------------
                       Local General Obligations Total      49,514,592

   SPECIAL NON-PROPERTY TAX - 10.2%
      CT State Special Assessment
          Second Injury Fund Revenue
          Series A,
          Insured: FSA
          5.250% 01/01/10                    2,000,000       2,182,880
      CT State Special Tax Obligation
          Transportation Infrastructure,
          Series 1992 B,
          6.125% 09/01/12                      400,000         459,216
          Series 1993 A,
          5.375% 09/01/08                      750,000         807,000
          Series A,
          5.250% 09/01/07                    1,250,000       1,316,613
          Insured: FGIC
          5.250% 10/01/14                    2,100,000       2,257,983
          5.500% 10/01/12                    3,250,000       3,690,862
          Series B,
          Insured: FGIC
          5.000% 01/01/23                      800,000         852,656
      NJ Economic Development Authority
          Cigarette Tax,
          5.500% 06/15/24                    1,000,000       1,057,850
      OH Hamilton County Sales
          Tax Revenue
          Series B,
          Insured: AMBAC
          (c) 12/01/28                       3,000,000         973,170

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      PR Commonwealth of Puerto Rico
          Highway & Transportation
          Authority Infrastructure
          Insured: MBIA
          5.250% 07/01/14                    2,615,000       2,808,876
      PR Commonwealth of Puerto Rico
          Infrastructure Financing Authority
          Series A,
          Insured: AMBAC
          5.250% 07/01/10                    2,500,000       2,687,700
                                                         -------------
                        Special Non-Property Tax Total      19,094,806

   STATE APPROPRIATED - 6.3%
      CT State Certificates of Participation,
          Juvenile Training School,
          5.250% 12/15/14                    1,565,000       1,735,069
      CT University of Connecticut
          Series A,
          5.000% 04/01/10                    1,085,000       1,178,668
          Series A, GO,
          Insured: FGIC
          5.375% 03/01/19                    2,000,000       2,186,880
          Insured: MBIA
          5.000% 01/15/12                    4,000,000       4,410,200
          5.000% 01/15/13                    2,000,000       2,215,080
                                                         -------------
                              State Appropriated Total      11,725,897

   STATE GENERAL OBLIGATIONS - 12.0%
      CT State
          Insured: FSA
          5.500% 12/15/14                    1,500,000       1,732,995
          Series 2005 B,
          Insured: AMBAC
          5.250% 06/01/20                      600,000         685,794
          Series A, GO,
          5.250% 03/15/14                    2,500,000       2,666,975
          Series B,
          Un-refunded,
          5.400% 03/15/08                      390,000         416,988
          Series C,
          5.375% 12/15/10                    1,000,000       1,111,380
          Series E, GO,
          Insured: FGIC
          5.000% 08/15/21                    1,000,000       1,077,680
          Series E,
          Un-refunded,
          6.000% 03/15/12                      975,000       1,132,501
      PR Commonwealth of Puerto Rico
          Capital Appreciation,
          Insured: MBIA
          (c) 07/01/14 (d)                   4,500,000       3,134,925
          GO,
          Insured: MBIA
          6.000% 07/01/16                    1,000,000       1,202,750
          Public Improvement, GO,
          Insured: FSA
          5.250% 07/01/10                    1,250,000       1,379,350

              38 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)

                           Columbia Connecticut Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   STATE APPROPRIATED - (CONTINUED)
          Insured: MBIA
          5.250% 07/01/15                    3,000,000       3,410,130
          Public Improvement,
          Series A, GO,
          5.000% 07/01/30 (e)                1,000,000       1,081,190
          Insured: FGIC
          5.500% 07/01/20                    3,000,000       3,545,610
                                                         -------------
                       State General Obligations Total      22,578,268
                                                         -------------
                                      TAX-BACKED TOTAL     102,913,563

TRANSPORTATION - 1.2%

   TOLL FACILITIES - 1.2%
      PR Commonwealth of Puerto Rico
          Highway & Transportation Authority
          Series 2002 E,
          Insured: FSA
          5.500% 07/01/17                    1,870,000       2,185,357
                                                         -------------
                                 Toll Facilities Total       2,185,357
                                                         -------------
                                  TRANSPORTATION TOTAL       2,185,357

UTILITIES - 3.4%

   INVESTOR OWNED - 1.2%
      CT State Development Authority
          Pollution Control Revenue,
          Connecticut Light & Power Co.,
          Series A,
          5.850% 09/01/28                    2,000,000       2,126,840
                                                         -------------
                                  Investor Owned Total       2,126,840
   MUNICIPAL ELECTRIC - 0.6%
      PR Commonwealth of Puerto Rico
          Electric Power Authority
          Series NN,
          Insured: MBIA
          5.250% 07/01/19                    1,000,000       1,150,580
                                                         -------------
                              Municipal Electric Total       1,150,580
   WATER & SEWER - 1.6%
      CT State Clean Water Fund
          5.250% 07/15/11                    1,500,000       1,636,080
          6.000% 10/01/12                    1,200,000       1,391,592
                                                         -------------
                                   Water & Sewer Total       3,027,672
                                                         -------------
                                       TOTAL UTILITIES       6,305,092


                                 TOTAL MUNICIPAL BONDS
                                (cost of $171,800,309)     180,682,585

                                                SHARES       VALUE ($)
----------------------------------------------------------------------

INVESTMENT COMPANY - 0.0%

      Dreyfus Tax-Exempt Cash
          Management Fund                            1               1
                                                         -------------

                              Total Investment Company
                                          (cost of $1)               1

                                               PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 2.6%

VARIABLE RATE DEMAND NOTES (f) - 2.6%
      FL Alachua County Health Facilities
          Authority Continuing Care
          Oak Hammock at The
          University of Florida Inc.,
          Series 2002 A,
          3.050% 10/01/32                      120,000         120,000
      IN Indiana Health Facility
          Financing Authority
          Golden Years Homestead, Inc.,
          Series 2002 A,
          LOC: Wells Fargo Bank N.A.
          3.000% 06/01/25                      200,000         200,000
      IN State Educational Facilities Authority
          Educational Facilities,
          DePauw University,
          LOC: Northern Trust Co.
          3.050% 07/01/32 (g)                1,200,000       1,200,000
      NY Long Island Power Authority
          Subseries 1998 2B
          3.020% 05/01/33                    1,500,000       1,500,000
      WY Uinta County Pollution Control
          Chevron U.S.A., Inc.,
          3.050% 12/01/22                    1,800,000       1,800,000
                                                         -------------
                      VARIABLE RATE DEMAND NOTES TOTAL       4,820,000

                          TOTAL SHORT-TERM OBLIGATIONS
                                  (COST OF $4,820,000)       4,820,000

                             TOTAL INVESTMENTS - 99.0%
                            (COST OF $176,620,310) (h)     185,502,586

                OTHER ASSETS & LIABILITIES, NET - 1.0%       1,842,129

                                   NET ASSETS - 100.0%     187,344,715

              See Accompanying Notes to Financial Statements. | 39

________________________________________________________________________________
April 30, 2005 (Unaudited)
                           Columbia Connecticut Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) A portion of this security with a market value of $178,039 is pledged as collateral for open futures contracts.

(c)   Zero coupon bond.

(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to $3,134,925, which represents 1.7% of net assets.

(e) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(f) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2005.

(g)   Security purchased on a delayed delivery basis.

(h)   Cost for federal income tax purposes is $176,608,187.

At April 30, 2005, the Fund held the following open short futures contracts:

                                          AGGREGATE   EXPIRATION    UNREALIZED
TYPE            CONTRACTS     VALUE      FACE VALUE      DATE      DEPRECIATION
----            ---------     -----      -----------  ----------   ------------
10-Year U.S.
 Treasury Notes    53      $ 5,905,359   $ 5,837,575    Jun-05      $ (67,784)

                 ACRONYM                       NAME
                 -------                       ----
                   ACA             ACA Financial Guaranty Corp.
                  AMBAC               Ambac Assurance Corp.
                  FGIC           Financial Guaranty Insurance Co.
                   FSA          Financial Security Assurance, Inc.
                   GO                   General Obligation
                   LOC           Letter of Credit/Line of Credit
                  MBIA                 MBIA Insurance Corp.

              40 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005 (Unaudited)     Columbia Florida Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - 97.3%

EDUCATION - 2.7%

   EDUCATION - 2.7%
      FL Broward County Educational
          Facilities Authority
          Nova Southeastern University Inc.,
          Series 2004 B,
          5.250% 04/01/17 (a)                  610,000         641,464
      FL Miami-Dade County
          Educational Facilities Authority
          University of Miami,
          Series 2004 A,
          Insured: AMBAC
          5.000% 04/01/15                    1,000,000       1,093,220
                                                         -------------
                                       Education Total       1,734,684
                                                         -------------
                                       EDUCATION TOTAL       1,734,684

HEALTH CARE - 10.5%

   HOSPITALS - 10.5%
      FL Escambia County Health
          Facilities Authority Revenue
          Ascension Health, Saint Vincent's
          Hospital, Seton Health Corp. of
          South Alabama, Holy Cross Nogales,
          Series 2003 A,
          5.250% 11/15/14                    1,000,000       1,105,450
      FL Hillsborough County Industrial
          Development Authority
          Hospital Revenue
          Tampa General Hospital Project,
          Series 2003 A,
          5.000% 10/01/18                    1,000,000       1,031,370
      FL Lee Memorial Health System
          Board of Directors Hospital Revenue
          Series 2002 A,
          Insured: FSA
          5.750% 04/01/15                    1,000,000       1,125,450
      FL South Broward Hospital District
          Series 2003 A,
          Insured: MBIA
          5.250% 05/01/13                    1,500,000       1,665,645
      FL St. Petersburg Health Facilities Authority
          All Childrens Hospital,
          Series 2002,
          Insured: AMBAC
          5.500% 11/15/14                    1,720,000       1,908,426
                                                         -------------
                                       Hospitals Total       6,836,341
                                                         -------------
                                     HEALTH CARE TOTAL       6,836,341

                                               PAR ($)       VALUE ($)
--------------------------------------------------------------------------------

INDUSTRIALS - 0.8%

   FOREST PRODUCTS & PAPER - 0.8%
      FL Escambia County Pollution Control Revenue
          International Paper Co.,
          Series 2003 A,
          4.700% 04/01/15                      500,000         509,920
                                                         -------------
                         Forest Products & Paper Total         509,920
                                                         -------------
                                     INDUSTRIALS TOTAL         509,920

OTHER - 10.7%

   POOL/BOND BANK - 3.4%
      FL Municipal Loan Council Revenue
          Series 2002 A,
          Insured: MBIA
          5.500% 05/01/13                    1,000,000       1,125,440
      FL Gulf Breeze Revenue
          Series 1985 C,
          Insured: FGIC
          5.000% 12/01/15                    1,000,000       1,068,660
                                                         -------------
                                  Pool/Bond Bank Total       2,194,100

   REFUNDED/ESCROWED (b) - 7.3%
      FL Brevard County Constitutional
          Fuel Tax Revenue
          Series 2000,
          Pre-refunded 08/01/10,
          Insured: FSA
          6.000% 08/01/14                    1,195,000       1,369,279
      FL Hillsborough County School Board
          Series 2002,
          Pre-refunded 10/01/11,
          Insured: AMBAC
          5.375% 10/01/13                    1,060,000       1,185,673
      FL Miami-Dade County School Board
          Certificates of Participation
          Series 2001 A,
          Escrowed to Maturity
          Insured: MBIA
          5.500% 05/01/10                    2,000,000       2,215,500
                                                         -------------
                               Refunded/Escrowed Total       4,770,452
                                                         -------------
                                           OTHER TOTAL       6,964,552

OTHER REVENUE - 1.8%

   RECREATION - 1.8%
      FL State Board of Education
          Series 2002 A,
          Insured: FGIC
          5.500% 07/01/12                    1,000,000       1,133,290
                                                         -------------
                                      Recreation Total       1,133,290
                                                         -------------
                                   OTHER REVENUE TOTAL       1,133,290

              See Accompanying Notes to Financial Statements. | 41

________________________________________________________________________________
April 30, 2005 (Unaudited)     Columbia Florida Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - 42.8%

   LOCAL APPROPRIATED - 9.3%
      FL Broward County
          Certificates of Participation
          Series 2004,
          Insured: MBIA
          5.000% 06/01/13                    1,000,000       1,104,620
      FL Collier County School Board
          Certificates of Participation
          Series 2002,
          Insured: FSA
          5.000% 02/15/13                    1,500,000       1,634,940
      FL Lee County School Board
          Certificates of Participation
          Series 2004 A,
          Insured: FSA
          5.000% 08/01/16                    1,000,000       1,085,510
      FL Orange County School Board
          Certificates of Participation,
          Series 2005 A,
          Insured: MBIA
          5.000% 08/01/18                    1,000,000       1,081,640
      FL Osceola County School Board
          Certificates of Participation
          Series 2004 A,
          Insured: FGIC
          5.000% 06/01/17                    1,000,000       1,085,600
                                                         -------------
                              Local Appropriated Total       5,992,310

   LOCAL GENERAL OBLIGATIONS - 5.1%
      FL Broward County
          Series 2001 A,
          5.250% 01/01/14                    1,025,000       1,134,071
      FL Reedy Creek Improvement District
          Series 2004 A,
          Insured: MBIA
          5.000% 06/01/17                    1,000,000       1,082,190
      PR Commonwealth of Puerto Rico
          Municipal Finance Agency
          Series 1999 A,
          Insured: FSA
          5.500% 08/01/09                    1,000,000       1,100,690
                                                         -------------
                       Local General Obligations Total       3,316,951

   SPECIAL NON-PROPERTY TAX - 18.1%
      FL State Division of
          Bond Finance, Series 1998 B,
          Insured: FSA
          5.500% 07/01/08                    2,000,000       2,156,420
      FL Jacksonville Sales Tax Revenue
          Series 2001,
          Insured FGIC
          5.500% 10/01/12                    1,000,000       1,136,350

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      FL Lee County, Series 1997 A,
          Insured: MBIA
          5.750% 10/01/11                    1,000,000       1,141,030
      FL Osceola County Tourist
          Development Tax Revenue
          Series 2002 A,
          Insured: FGIC
          5.500% 10/01/14                    1,555,000       1,756,373
      FL Palm Beach County Criminal
          Justice Facilities Revenue
          Series 1993,
          Insured: FGIC
          5.375% 06/01/09                    1,500,000       1,635,660
      FL Pasco County Sales Tax Revenue
          Series 2003,
          Insured: AMBAC
          5.000% 12/01/16                    1,240,000       1,350,025
      FL Polk County Transit
          Improvement Revenue
          Series 2004,
          Insured: FSA
          5.000% 12/01/25 (c)                1,000,000       1,073,780
      FL Seminole County Sales Tax Revenue
          Series 2001,
          Insured: FGIC
          5.375% 10/01/13                    1,295,000       1,451,889
                                                         -------------
                        Special Non-Property Tax Total      11,701,527

   STATE APPROPRIATED - 2.6%
      FL State Department of
          General Services
          Division of Facilities
          Management Revenue,
          Series 2003 A,
          Insured: FSA
          5.250% 09/01/15                    1,515,000       1,710,556
                                                         -------------
                              State Appropriated Total       1,710,556

   STATE GENERAL OBLIGATIONS - 7.7%
      FL State Board of Education
          Public Education,
          Capital Outlay,
          Series 2000 A,
          5.750% 06/01/13                    1,000,000       1,119,700
          Series 2001 C,
          Insured: FGIC
          5.250% 06/01/08                    1,500,000       1,603,995
      FL State Jacksonville Transportation
          Senior Lien,
          Series 1997,
          6.000% 07/01/08                    1,100,000       1,179,882

              42 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)     Columbia Florida Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   STATE GENERAL OBLIGATIONS - (CONTINUED)
      PR Commonwealth of Puerto Rico
          Public Finance Corp.
          Commonwealth Appropriation,
          Series 2004 A,
          Insured: AMBAC
          5.250% 08/01/30                    1,000,000       1,109,180
                                                         -------------
                       State General Obligations Total       5,012,757
                                                         -------------
                                      TAX-BACKED TOTAL      27,734,101

TRANSPORTATION - 4.2%

   AIRPORTS - 2.5%
      FL Greater Orlando Aviation
          Authority Orlando Florida Airport
          Facilities Revenue,
          Series 2003 A,
          Insured: FSA
          5.000% 10/01/13                    1,500,000       1,647,930
                                                         -------------
                                        Airports Total       1,647,930
   TOLL FACILITIES - 1.7%
      FL Osceola County
          Transportation Revenue
          Osceola Parkway Project,
          Series 2005,
          Insured: MBIA
          5.000% 04/01/18                    1,000,000       1,080,620
                                                         -------------
                                 Toll Facilities Total       1,080,620
                                                         -------------
                                  TRANSPORTATION TOTAL       2,728,550

UTILITIES - 23.8%

   MUNICIPAL ELECTRIC - 7.5%
      FL Orlando Utilities Commission
          Water & Electric Revenue
          Series 2002 C,
          5.250% 10/01/16                    1,500,000       1,648,635
      FL Port St. Lucie Utility Revenue
          Series 2003,
          Insured: MBIA
          5.000% 09/01/17                      920,000         993,940
      FL Reedy Creek Improvement District
          Series 2003 1,
          Insured: MBIA
          5.250% 10/01/15                    1,490,000       1,658,057
      PR Commonwealth of Puerto Rico
          Electric Power
          Authority Power Revenue
          Series NN,
          Insured: MBIA
          5.250% 07/01/19                      500,000         575,290
                                                         -------------
                              Municipal Electric Total       4,875,922

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

   WATER & SEWER - 16.3%
      FL Boca Raton Water & Sewer Revenue
          Series 2001,
          5.000% 10/01/08                    1,000,000       1,069,270
      FL State Governmental
          Utility Authority
          Lehigh Utilities Systems,
          Series 2003,
          Insured: AMBAC
          5.000% 10/01/17                    1,180,000       1,275,356
      FL Water Pollution Control
          Financing Corp. Revenue
          Series 2001,
          5.000% 01/15/08                    1,000,000       1,055,990
          5.500% 01/15/13                    1,390,000       1,548,585
      FL Hillsborough County Utility
          Refunding Revenue Jr. Lien,
          Series 2001,
          Insured: AMBAC
          5.250% 08/01/07                    1,000,000       1,052,540
      FL Holly Hill Water & Sewer Revenue
          Series 2002,
          Insured: MBIA
          5.000% 10/01/15                      745,000         805,330
      FL Seacoast Utility Authority Water
          & Sewer Utility Systems Revenue
          Series 2001,
          Insured: FGIC
          5.000% 03/01/08                    1,000,000       1,057,830
      FL Tampa Water & Sewer Revenue
          Series 2002 B,
          5.000% 07/01/10                    1,000,000       1,087,620
      FL Winter Park Water & Sewer Revenue
          Series 2002,
          Insured: AMBAC
          5.250% 12/01/14                    1,405,000       1,566,196
                                                         -------------
                                   Water & Sewer Total      10,518,717
                                                         -------------
                                       UTILITIES TOTAL      15,394,639

                                 Total Municipal Bonds
                                 (cost of $60,620,744)      63,036,077

                                                SHARES
----------------------------------------------------------------------

INVESTMENT COMPANY - 0.0%

      Dreyfus Tax-Exempt Cash
          Management Fund                          188             188
                                                         -------------

                              Total Investment Company
                                        (cost of $188)             188

              See Accompanying Notes to Financial Statements. | 43

________________________________________________________________________________
April 30, 2005 (Unaudited)     Columbia Florida Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 2.0%

VARIABLE RATE DEMAND NOTES (d) - 2.0%
      FL Alachua County Health Facilities
          Authority Continuing Care
          Oak Hammock at The University
          of Florida Inc.,
          Series 2002 A,
          2.850% 10/01/32                      300,000         300,000
      FL Collier County Health Facilities
          Authority Hospital Revenue
          Fairview Hospital, Lutheran Hospital,
          Series 2003 C-1,
          2.850% 01/01/35                      100,000         100,000
      FL Orange County School Board
          Certificates of Participation
          Series 2002 B,
          2.850% 08/01/27                      100,000         100,000
      MO Chesterfield Industrial
          Development Authority
          Educational Facilities
          Gateway Academy Inc.,
          Series 2003
          2.900% 01/01/28                      200,000         200,000
      NY New York City
          Subseries 1993 A-7,
          2.870% 08/01/20                      100,000         100,000
      WY Uinta County Pollution Control Revenue
          Chevron Corp.,
          Series 1993,
          2.850% 08/15/20                      500,000         500,000
                                                         -------------
                      VARIABLE RATE DEMAND NOTES TOTAL       1,300,000

                          Total Short-Term Obligations
                                  (cost of $1,300,000)       1,300,000

                             TOTAL INVESTMENTS - 99.3%
                             (COST OF $61,920,932) (e)      64,336,265

                OTHER ASSETS & LIABILITIES, NET - 0.7%         483,229

                                   NET ASSETS - 100.0%      64,819,494

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) A portion of this security with a market value of $105,158 is pledged as collateral for open futures contracts.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(d) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2005.

(e)   Cost for federal income tax purposes is $61,920,932.

At April 30, 2005, the Fund held the following open short futures contracts:

                                           AGGREGATE   EXPIRATION    UNREALIZED
TYPE               CONTRACTS    VALUE     FACE VALUE      DATE      DEPRECIATION
----               ---------    -----     -----------  ----------   ------------
10-Year U.S.
 Treasury Notes       18     $ 2,005,594  $ 1,997,057    Jun-05      $ (8,537)

               ACRONYM                        NAME
               -------                        ----
                AMBAC                Ambac Assurance Corp.
                FGIC           Financial Guaranty Insurance Co.
                 FSA          Financial Security Assurance, Inc.
                MBIA                 MBIA Insurance Corp.

              44 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - 97.9%

EDUCATION - 3.6%

   EDUCATION - 3.6%
      CT Connecticut State Health &
          Educational Facilities Authority Revenue
          Trinity College, Series 1998 F,
          Insured: MBIA
          5.500% 07/01/21                    1,000,000       1,177,300
      HI University of Hawaii System Revenue
          Series 2002 A,
          Insured: FGIC
          5.500% 07/15/14                    1,000,000       1,126,570
      IL Educational Facilities Authority
          Illinois Wesleyan University,
          Series 1997,
          Insured: MBIA
          5.650% 09/01/26                    3,000,000       3,200,130
      MA Industrial Finance
          Agency, Tufts University,
          Series 1998 H,
          Insured: MBIA
          5.500% 02/15/12                    2,000,000       2,253,180
      MA State College
          Building Authority
          Series 1994 A,
          7.500% 05/01/14                      500,000         634,655
      MD Health & Higher
          Educational Facilities
          Authority Revenue
          Johns Hopkins University,
          Series 1998,
          6.000% 07/01/10                    1,500,000       1,704,030
      MO State Health &
          Educational Facilities Authority
          St. Louis University,
          Series 1998,
          5.500% 10/01/16                    1,000,000       1,146,310
          Washington University,
          Series 2001 A,
          5.500% 06/15/16                    1,000,000       1,156,000
      NY State Dormitory
          Authority Revenue
          Columbia University,
          Series 2001 A,
          5.250% 07/01/20                    2,000,000       2,171,300
      PA Higher Educational
          Facilities Authority
          Bryn Mawr College,
          Series 2002,
          Insured: AMBAC
          5.250% 12/01/12                    1,500,000       1,672,305

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      RI Health & Educational
          Building Corp. Revenue
          Series 2003,
          Insured: XLC
          5.250% 04/01/15                    1,500,000       1,638,420
                                                         -------------
                                       Education Total      17,880,200
                                                         -------------
                                       EDUCATION TOTAL      17,880,200

HEALTH CARE - 4.3%

   HOSPITALS - 4.3%
      CA Health Facilities Financing
          Authority Revenue
          Catholic Healthcare West,
          Series 2004 H,
          4.450% 07/01/26 (a)                1,100,000       1,131,328
      CA Statewide Communities Development
          Authority, Kaiser Foundation,
          Series 2004 I,
          3.450% 04/01/35 (a)                1,000,000         983,950
      GA Coffee County Hospital Authority
          Coffee Regional Medical Center Inc.,
          Series 2004,
          5.000% 12/01/15                    1,705,000       1,776,985
      GA Fulton DeKalb Hospital Authority
          Series 2003,
          Insured: FSA
          5.250% 01/01/16                    1,000,000       1,096,930
      MA Health & Educational
          Facilities Authority
          Partners Healthcare System Inc.,
          Series 1997 A,
          Insured: MBIA
          5.375% 07/01/17                    2,000,000       2,107,000
          Series 2001 C,
          6.000% 07/01/14                    1,000,000       1,130,250
          6.000% 07/01/17                    1,250,000       1,404,725
      NJ Health Care Facilities
          Financing Authority
          Atlantic Health Systems,
          Series 1997 A,
          Insured: AMBAC
          6.000% 07/01/12                    1,500,000       1,741,110
      NM Farmington Hospital Revenue
          San Juan Regional Medical
          Center Inc., Series 2004 A,
          5.125% 06/01/18                      500,000         522,930
      OH Lakewood Hospital Improvement Revenue
          Lakewood Hospital Association,
          Series 2003,
          5.500% 02/15/14                    1,400,000       1,506,806

              See Accompanying Notes to Financial Statements. | 45

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HOSPITALS - (CONTINUED)
      OK Development Finance Authority
          Duncan Regional Hospital Inc.,
          Series 2003 A,
          5.000% 12/01/15                    1,545,000       1,608,391
      TX Amarillo Health Facilities Corp.
          Baptist St. Anthony's Hospital Corp.,
          Series 1998,
          Insured: FSA
          5.500% 01/01/14                    1,000,000       1,124,540
      TX Harris County Housing
          Facilities Development Authority
          Memorial Hospital Systems,
          Series 1997 A,
          Insured: MBIA
          6.000% 06/01/13                    2,170,000       2,517,222
      VA Augusta County Industrial Development
          Authority, Augusta Health Care, Inc.,
          Series 2003,
          5.250% 09/01/18                    1,500,000       1,640,220
      VA Prince William County
          Industrial Development
          Authority Hospital Revenue
          Potomac Hospital Corp.,
          Series 2003,
          5.500% 10/01/18                    1,000,000       1,087,730
      WV State Hospital Finance Authority
          Charleston Area Medical Center,
          Series 2000,
          6.750% 09/01/22                      270,000         299,978
                                                         -------------
                                       Hospitals Total      21,680,095
                                                         -------------
                                     HEALTH CARE TOTAL      21,680,095

HOUSING - 1.7%

   MULTI-FAMILY - 0.9%
      MA Housing Finance Agency
          Series 1995 A,
          Insured: MBIA
          5.600% 07/01/07                      440,000         450,287
          5.700% 07/01/08                      435,000         445,249
      NC Medical Care Commission
          ARC/HDS Projects,
          Series 2004 A,
          4.650% 10/01/14                      575,000         568,416
      NY State Housing Finance Agency
          Series 1996 A,
          Insured: FSA
          5.800% 11/01/09                    1,610,000       1,661,906

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      VA Housing Development Authority
          Series 1995 H,
          5.700% 11/01/07                    1,655,000       1,690,450
                                                         -------------
                                    Multi-Family Total       4,816,308

   SINGLE FAMILY - 0.8%
      IA Finance Authority
          Series 1997 F,
          Insured: GNMA
          5.550% 01/01/16                      825,000         858,875
      ME State Housing Authority Mortgage
          Series 1997 C-1,
          5.700% 11/15/15                    1,705,000       1,780,583
      NC Housing Finance Agency
          Series 1994 Y,
          6.300% 09/01/15                      355,000         362,444
      NH Housing Finance Authority
          Series 1993 B,
          Insured: FHA
          5.850% 07/01/10                      285,000         285,909
      NM Mortgage Finance Authority
          Series 1998 B-3,
          Insured: GNMA
          5.500% 07/01/28                      590,000         608,054
                                                         -------------
                                   Single Family Total       3,895,865
                                                         -------------
                                         HOUSING TOTAL       8,712,173

INDUSTRIALS - 0.2%

   OTHER INDUSTRIAL DEVELOPMENT BONDS - 0.2%
      MI Strategic Fund Limited Obligation
          NSF International Project,
          Series 2004,
          5.000% 08/01/13                      820,000         879,803
                                                         -------------
              Other Industrial Development Bonds Total         879,803
                                                         -------------
                                     INDUSTRIALS TOTAL         879,803

OTHER - 24.4%

   POOL/BOND BANK - 3.4%
      KS Development Finance
          Authority Revenue
          Series 2001 II,
          5.500% 05/01/14                    1,000,000       1,146,440
      MA Water Pollution
          Abatement Trust
          Series 1999 A,
          6.000% 08/01/19                    2,500,000       3,048,250
      ME Municipal Bond Bank
          Series 1998 A,
          Insured: FSA
          5.250% 11/01/08                      855,000         920,416
          Series 2002 A,
          5.375% 11/01/16                      355,000         391,842

              46 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   POOL/BOND BANK - (CONTINUED)
      NY State Dormitory Authority Revenue
          Series 2002 A,
          Insured: MBIA
          5.250% 10/01/12                    2,420,000       2,707,230
      NY State Environmental
          Facilities Corp.
          Pollution Control Revenue,
          Series 1994,
          5.750% 06/15/09                       10,000          11,038
          6.300% 05/15/05                      270,000         270,445
      PA Delaware Valley Regional
          Financial Authority
          Series 1997 B,
          Insured: AMBAC
          5.600% 07/01/17                    2,000,000       2,285,120
          Series 2002,
          5.750% 07/01/17                    2,000,000       2,303,260
      VA Public School Authority
          Series 2001 A,
          5.000% 08/01/17                    3,500,000       3,772,825
                                                         -------------
                                  Pool/bond Bank Total      16,856,866

   REFUNDED/ESCROWED (b) - 21.0%
      AZ Maricopa County Hospital Revenue
          Series 1978,
          Escrowed to Maturity,
          7.625% 01/01/08                      965,000       1,022,051
      CO Department of
          Transportation Revenue
          Series 2000,
          Pre-refunded 06/15/10,
          Insured: AMBAC
          6.000% 06/15/12                    2,750,000       3,132,690
          6.000% 06/15/15                    2,750,000       3,132,690
      CT State Special
          Obligation Revenue
          Series 1999 A,
          Pre-refunded 12/01/09,
          Insured: FGIC
          5.625% 12/01/19                    1,520,000       1,698,433
          Series 2001 A,
          Pre-refunded 10/01/11,
          Insured: FSA
          5.375% 10/01/17                    1,000,000       1,117,950
      GA Atlanta Airport Facilities Revenue
          Series 1996,
          Escrowed to Maturity,
          Insured: AMBAC
          6.500% 01/01/07                    4,000,000       4,233,200

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      GA Atlanta Airport Revenue
          Series 2000 A,
          Pre-refunded 01/01/10,
          Insured: FGIC
          5.500% 01/01/22                    2,725,000       3,033,415
      GA Atlanta Water &
          Wastewater Revenue
          Series 1999 A,
          Pre-refunded 05/01/09,
          Insured: FGIC
          5.000% 11/01/38                    3,420,000       3,706,288
      GA Municipal Electric
          Authority
          Series 1998 Y,
          Escrowed to Maturity,
          Insured: AMBAC
          6.400% 01/01/13                      165,000         191,714
      GA State Finance &
          Investment Commission
          Series 1999 D,
          Pre-refunded 11/01/09,
          5.800% 11/01/10                    3,000,000       3,398,160
          5.800% 11/01/12                    4,000,000       4,530,880
      HI Honolulu City & County
          Series 1995 A,
          Escrowed to Maturity,
          Insured: MBIA
          6.000% 11/01/10                      135,000         154,015
      IL Chicago Board of Education
          Series 2000,
          Pre-refunded 12/01/10,
          Insured: FGIC
          5.600% 12/01/18                    1,300,000       1,458,470
      IL Cook County, Series 1990,
          Escrowed to Maturity,
          Insured: MBIA
          7.250% 11/01/07                    1,000,000       1,058,020
      IN Toll Road Commission
          Series 1980,
          Escrowed to Maturity,
          9.000% 01/01/15                    2,240,000       3,034,998
      KS State Department of
          Transportation Highway Revenue
          Series 1998,
          Escrowed to Maturity,
          5.500% 09/01/14                    1,575,000       1,811,423
      MA Massachusetts Bay
          Transportation Authority
          Series 1994 A,
          Escrowed to Maturity,
          7.000% 03/01/07                       55,000          59,055
          Series 2000 A,
          Pre-refunded 07/01/10,
          5.750% 07/01/14                    2,750,000       3,095,647

              See Accompanying Notes to Financial Statements. | 47

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   REFUNDED/ESCROWED (b) - (CONTINUED)
      MA Massachusetts State
          Series 1997 B,
          Pre-refunded 06/01/07,
          Insured: FGIC
          5.125% 06/01/12 (c)                1,500,000       1,581,885
          Series 2000 B,
          Pre-refunded 06/01/10,
          5.250% 06/01/17                    1,500,000       1,636,395
          Series 2001 C,
          Pre-refunded 12/01/11,
          5.375% 12/01/16                    3,000,000       3,325,170
      ME Governmental Facilities Authority
          Series 1999,
          Pre-refunded 10/01/09,
          Insured: FSA
          5.625% 10/01/19                    1,000,000       1,114,490
      ME Municipal Bond Bank
          Series 2000 D,
          Pre-refunded 11/01/10,
          Insured: MBIA
          5.700% 11/01/21                    1,000,000       1,134,760
      NC State Public Improvement
          Series 1999 A,
          Pre-refunded 03/01/09,
          5.250% 03/01/12                    2,500,000       2,740,000
      NH Municipal Bond Bank,
          Series 1999 B,
          Pre-refunded 08/15/09,
          Insured: FSA
          5.250% 08/15/11                      750,000         822,975
      NJ State Turnpike Authority
          Series 2000 A,
          Escrowed to Maturity,
          Insured: MBIA
          6.000% 01/01/11                      875,000       1,002,103
          Pre-refunded 01/01/10,
          Insured: MBIA
          5.750% 01/01/19                    3,000,000       3,351,480
      NV Clark County School District
          Series 2000 A,
          Pre-refunded 06/15/10,
          Insured: MBIA
          6.000% 06/15/16                      635,000         720,014
      NV State Capital Improvement
          & Cultural Affairs
          Series 1999 A,
          Pre-refunded 02/01/09,
          5.500% 02/01/11                    1,000,000       1,096,950
          Pre-refunded 02/01/09,
          5.500% 02/01/18                    1,500,000       1,645,425

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      NY Metropolitan Transportation Authority
          Series 1993 O,
          Escrowed to Maturity,
          5.500% 07/01/17                    1,000,000       1,163,320
          Series 1996 A,
          Pre-refunded 07/01/08,
          Insured: FGIC
          5.750% 07/01/11                    1,000,000       1,087,320
          Series 1997 C-1,
          Pre-refunded 07/01/08,
          Insured: FGIC
          5.250% 07/01/17                    2,165,000       2,331,337
          Series 1998 A,
          Pre-refunded 07/01/11,
          Insured: FSA
          5.500% 07/01/15                    1,530,000       1,720,133
          Series 1998 R,
          Escrowed to Maturity,
          5.500% 07/01/14                    1,740,000       1,890,319
      NY New York City
          Series 1997 I,
          Pre-refunded 04/15/07,
          6.000% 04/15/09                      770,000         823,477
      NY State Environmental
          Facilities Corp.
          Series 1994,
          Escrowed to Maturity,
          5.750% 06/15/09                       50,000          55,389
          5.750% 06/15/09                      440,000         487,423
      NY State Thruway Authority
          Series 2000,
          Pre-refunded 04/01/10,
          Insured: AMBAC
          5.375% 04/01/18                    1,000,000       1,115,570
      OH State Water Development
          Authority Water Pollution
          Control Revenue,
          Series 2002,
          Pre-refunded: 06/01/12,
          5.250% 06/01/18                    5,535,000       6,189,846
      OH State Higher Education
          Capital Facilities
          Series 2000 B,
          Pre-refunded 05/01/10,
          5.625% 05/01/15                    1,000,000       1,116,440
          Infrastructure Improvement
          Series 1999 A,
          Pre-refunded 02/01/10,
          5.750% 02/01/11                    2,280,000       2,567,736
          Series 2000,
          Pre-refunded 02/01/10,
          5.750% 02/01/16                    1,000,000       1,117,550

              48 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   REFUNDED/ESCROWED (b) - (CONTINUED)
      OR State Department of Transportation
          Highway User Tax Revenue,
          Series 2000,
          Pre-refunded 11/15/10,
          5.750% 11/15/15                    2,000,000       2,263,160
      PA Elizabeth Forward School District
          Series 1994 B,
          Escrowed to Maturity,
          Insured: MBIA
          (d) 09/01/21                       2,210,000       1,044,490
      PA School District
          Series 2000 A,
          Pre-refunded 02/01/11,
          Insured: FSA
          5.750% 02/01/13                    1,000,000       1,131,340
      SC Greenville County School
          District Installment Purchase Revenue
          Series 2002,
          Pre-refunded 12/01/12,
          5.875% 12/01/17                    1,000,000       1,171,820
      SC Piedmont Municipal Power Agency
          Electric Revenue,
          Series 1991 A,
          Escrowed to Maturity,
          Insured: FGIC
          6.125% 01/01/07                      335,000         352,832
      TX Lower Colorado River Authority
          Junior Lien, Series 1993 5th Supplement,
          Escrowed to Maturity,
          5.375% 01/01/16                    2,100,000       2,387,847
      WA Seattle Municipal Light &
          Power Revenue Series 1999,
          Pre-refunded 0/01/09,
          Insured: MBIA
          5.875% 10/01/10                    2,300,000       2,585,936
      WA State, Series 1990 AT-5,
          Escrowed to Maturity,
          (d) 08/01/07                       2,390,000       2,232,762
      WI Milwaukee County
          Series 1998 A,
          Escrowed to Maturity,
          5.000% 10/01/07                    1,550,000       1,625,206
      WI State Transportation Revenue
          Series 1998 B,
          Pre-refunded 07/01/09,
          Insured: FGIC
          5.250% 07/01/11                    2,020,000       2,194,427

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      WI State Series 2000 C,
          Pre-refunded 05/01/10,
          Insured: MBIA
          5.550% 05/01/21                    2,000,000       2,212,280
          Series 2000 D,
          Pre-refunded 05/01/11,
          Insured: MBIA
          5.500% 05/01/16                    2,000,000       2,242,220
      WV State Hospital Finance Authority,
          Charleston Area Medical Center,
          Series 2000,
          Pre-refunded 09/01/10,
          6.750% 09/01/22                    1,105,000       1,303,767
                                                         -------------
                               Refunded/Escrowed Total     104,454,693
                                                         -------------
                                           OTHER TOTAL     121,311,559

OTHER REVENUE - 0.6%

   RECREATION - 0.6%
      FL State Board of Education
          Series 2002 A,
          Insured: FGIC
          5.250% 07/01/18                    2,675,000       2,942,527
                                                         -------------
                                      Recreation Total       2,942,527
                                                         -------------
                                   OTHER REVENUE TOTAL       2,942,527

RESOURCE RECOVERY - 0.0%

   DISPOSAL - 0.0%
      MA Industrial Finance
          Agency, Peabody Monofill Associates,
          Inc. Project, Series 1994,
          9.000% 09/01/05                       15,000          15,116
                                                         -------------
                                        Disposal Total          15,116
                                                         -------------
                               RESOURCE RECOVERY TOTAL          15,116

TAX-BACKED - 43.0%

   LOCAL APPROPRIATED - 2.6%
      AZ University of Arizona
          Certificates of Participation
          Series 2002 A,
          Insured: AMBAC
          5.500% 06/01/15                      500,000         555,650
      CA San Bernardino County
          Certificates of Participation
          Series 2002 A,
          Insured: MBIA
          5.000% 07/01/15                    1,000,000       1,100,410

              See Accompanying Notes to Financial Statements. | 49

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL APPROPRIATED - (CONTINUED)
      FL Hillsborough County School
          Board Certificates of Participation
          Series 1998 A,
          Insured: MBIA
          5.500% 07/01/14                    2,000,000       2,281,080
      SC Berkeley County School District
          Installment Purchase Revenue
          Series 2003,
          5.250% 12/01/18                    1,000,000       1,064,630
      SC Dorchester County School
          District No. 2 Installment
          Purchase Revenue
          Series 2004,
          5.250% 12/01/17                    2,000,000       2,159,360
      SC Greenville County School District
          Installment Purchase Revenue
          Series 2005,
          5.500% 12/01/18                    5,000,000       5,662,100
                                                         -------------
                              Local Appropriated Total      12,823,230

   LOCAL GENERAL OBLIGATIONS - 12.4%
      AL Birmingham
          Series 2001 A,
          5.250% 05/01/17                    2,000,000       2,197,420
      AZ Maricopa County, Unified
          School District No. 69,
          Paradise Valley, Series 1995,
          Insured: MBIA
          6.350% 07/01/10                      500,000         574,915
      AZ Tempe Union High School
          District No. 213, Series 1994
          Insured: FGIC
          7.000% 07/01/08                      500,000         560,060
      CA Carlsbad Unified School District
          Series 1997,
          Insured: FGIC
          (d) 11/01/14                         300,000         202,896
      CA Natomas Unified School District
          Series 1999,
          Insured: MBIA
          5.850% 03/01/15                      250,000         294,588
      CA Union Elementary School District
          Series 1999 A,
          Insured: FGIC
          (d) 09/01/20                       1,000,000         493,320
      CO Adams County School District No. 12
          Series 1995 A,
          Insured: MBIA
          (d) 12/15/12                       1,300,000         961,337

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      HI Honolulu City & County
          Series 1990 A,
          7.350% 07/01/06                    1,000,000       1,051,100
          Series 1995 A,
          Insured: MBIA
          6.000% 11/01/10                      365,000         414,950
      IL Chicago Board of Education
          Series 1996,
          Insured: MBIA
          6.250% 12/01/12                    2,100,000       2,466,303
      IL Chicago, Series 2000 C,
          Insured: FGIC
          5.750% 01/01/13                      500,000         558,970
      IL Kendall & Kane Counties Community
          Unified School District No. 115
          Series 2002,
          Insured: FGIC
          (d) 01/01/17                       3,650,000       2,156,420
      KS Shawnee County Unified School
          District No. 437
          Series 2001,
          Insured: FSA
          5.500% 09/01/13                    1,555,000       1,741,320
      KS Wyandotte County School
          District No. 204
          Series 2000 A,
          Insured: FSA
          6.375% 09/01/11                      500,000         586,365
      KY Turnpike Authority
          Series 2001 A,
          Insured: AMBAC
          5.500% 07/01/13                    1,000,000       1,135,700
      LA Orleans Levee District
          Series 1995 A,
          Insured: FSA
          5.950% 11/01/07                    2,200,000       2,305,952
      MI Berkley City School District
          Series 1995,
          Insured: FGIC
          7.000% 01/01/09                      500,000         568,650
      MI Detroit City School District
          Series 2003 B,
          Insured: FGIC
          5.250% 05/01/14                    2,000,000       2,211,200
      MN Elk River Independent School
          District No. 728
          Series 2001 A,
          Insured: MBIA
          5.000% 02/01/17                    2,000,000       2,137,520
      ND West Fargo Public School
          District No. 6
          Series 2002,
          Insured: FGIC
          5.250% 05/01/17                    3,600,000       3,923,712

              50 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL GENERAL OBLIGATIONS - (CONTINUED)
      NY New York City
          Series 1996 A,
          6.250% 08/01/09                    2,175,000       2,294,168
          7.000% 08/01/06                      850,000         892,831
          Series 1996 F,
          5.750% 02/01/10                        5,000           5,172
          Series 1997 I,
          6.000% 04/15/09                      230,000         245,974
          Series 2002 D,
          5.625% 06/01/14                    2,500,000       2,765,250
          Series 2002 E,
          Insured: MBIA
          5.625% 08/01/15                    1,000,000       1,122,800
          Series 2002 G,
          5.750% 08/01/18                    1,000,000       1,112,520
          Insured: MBIA
          5.625% 08/01/13                    2,500,000       2,823,825
      OH Forest Hills Local School District
          Series 1997,
          Insured: MBIA
          6.000% 12/01/10                    1,460,000       1,670,693
      OH London City School District
          Series 2001,
          Insured: FGIC
          5.500% 12/01/15                      375,000         417,683
      OH Marion City School District
          Series 2000,
          Insured: FSA
          6.500% 12/01/14                      500,000         613,625
      OH Strongsville
          Series 1996,
          6.000% 12/01/06                      345,000         356,644
      OR Linn County Community
          School District No. 9 Lebanon
          Series 2001,
          Insured: MBIA
          5.250% 06/15/17                    1,120,000       1,223,466
      OR Washington County
          Series 2001,
          5.250% 06/01/07                      825,000         865,541
      OR Yamhill County School
          District No. 29J Newberg
          Series 2005,
          Insured: FGIC
          5.500% 06/15/17                    2,500,000       2,893,975
      PA Westmoreland County
          Series 1997,
          Insured: FGIC
          (d) 12/01/18                       1,000,000         540,310
      SC Charleston County School District
          Series 2001,
          5.000% 02/01/14                      850,000         926,440
      TX Comal Independent School District
          Series 2001,
          Insured: PSFG
          5.500% 02/01/14                    1,000,000       1,106,290

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      TX Katy Independent School District
          Series 1992,
          Insured: PSFG
          (d) 08/15/11                       1,775,000       1,403,137
      TX San Antonio Independent School District
          Series 2001 B,
          Insured: PSFG
          (d) 08/15/11                       3,500,000       2,766,750
      TX Spring Branch Independent School District
          Series 2001,
          Insured: PSFG
          5.375% 02/01/18                    2,785,000       3,037,794
      VA Richmond
          Series 2000,
          Insured: FSA
          5.125% 01/15/07                    3,000,000       3,118,530
          Series 2002 A,
          Insured: FSA
          5.250% 07/15/12                    1,000,000       1,120,500
      WA Clark County School District No. 37
          Series 2001 C,
          Insured: FGIC
          (d) 12/01/16                       1,000,000         601,830
      WA Seattle
          Series 1998 A,
          5.500% 03/01/11                    1,370,000       1,531,907
                                                         -------------
                       Local General Obligations Total      62,000,353

   SPECIAL NON-PROPERTY TAX - 10.2%
      CA State Economic Recovery
          Series 2004 A,
          Insured: MBIA
          5.000% 07/01/11                    1,500,000       1,653,600
      CO Department of
          Transportation Revenue
          Series 2002 B,
          Insured: MBIA
          5.500% 06/15/14                    3,000,000       3,440,460
          5.500% 06/15/15                    1,000,000       1,146,110
      CT State Special
          Tax Obligation Revenue
          Series 2001 B,
          Insured: FSA
          5.375% 10/01/12                    1,000,000       1,115,500
      DC Washington Convention Center
          Authority Dedicated Tax Revenue
          Series 1998,
          Insured: AMBAC
          5.250% 10/01/14                    5,620,000       6,020,088
      FL State Department of
          Environmental Protection Preservation
          Series 2000 A,
          Insured: FGIC
          5.750% 07/01/08                    2,900,000       3,147,718
      FL Orange County Tourist
          Development Tax Revenue
          Series 2000,
          Insured: AMBAC
          5.500% 10/01/31                    3,000,000       3,301,830

              See Accompanying Notes to Financial Statements. | 51

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   SPECIAL NON-PROPERTY TAX - (CONTINUED)
      FL Tampa Utility Tax & Special Revenue
          Series 2001,
          Insured: AMBAC
          6.000% 10/01/08                    1,000,000       1,098,220
      GA Metropolitan Atlanta Rapid
          Transit Authority
          Series 1998 A,
          Insured: MBIA
          6.250% 07/01/10                    1,000,000       1,142,230
      IL State Dedicated Tax
          Capital Appreciation
          Civic Center, Series B,
          Insured: AMBAC
          (d) 12/15/17                       2,540,000       1,448,054
      IL State Sales Tax Revenue
          Series 2002 Second,
          Insured: FGIC
          5.500% 06/15/15                    1,000,000       1,142,850
      IL Metropolitan Pier & Exposition
          Authority Dedicated State
          Tax Revenue, Series 1992 A,
          7.250% 06/15/05                       60,000          60,335
      MA Massachusetts Bay Transportation
          Authority Revenue, Series 2000 A,
          5.750% 07/01/14                      250,000         278,013
      MD State Department of
          Transportation County Transportation
          Series 2002,
          5.500% 02/01/15                    3,750,000       4,317,225
      MI State Trunk Line
          Series 1998 A,
          5.250% 11/01/10                    1,500,000       1,650,600
          5.500% 11/01/16                    2,000,000       2,312,480
      NJ Economic Development Authority
          Series 2004,
          6.375% 06/15/15                    4,000,000       4,377,360
      NM Dona Ana County Gross
          Receipts Tax Revenue
          Series 1998,
          Insured: AMBAC
          5.500% 06/01/16                      750,000         863,737
      NY Metropolitan Transportation
          Authority, Series 2004 A,
          Insured: FGIC
          5.250% 11/15/16                    3,000,000       3,403,410
          5.250% 11/15/17                    4,000,000       4,552,960

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      NY New York City Transitional
          Finance Authority
          Series 1998 A,
          5.500% 11/15/16                    1,500,000       1,680,495
      NY Local Government
          Assistance Corp., Series 1992 C,
          6.000% 04/01/12                      150,000         170,984
      PR Commonwealth of Puerto Rico
          Highway & Transportation Authority
          Series 2002 E,
          Insured: FSA
          5.500% 07/01/12                    1,000,000       1,139,440
      TX Houston Hotel Occupancy
          Tax & Special Revenue
          Series 2001 B,
          Insured: AMBAC
          (d) 09/01/17                       2,000,000       1,149,380
                                                         -------------
                        Special Non-Property Tax Total      50,613,079

   SPECIAL PROPERTY TAX - 0.8%
      CA Oceanside Community Development
          Commission Tax Allocation
          Series 2003,
          5.200% 09/01/17                    1,000,000       1,047,600
      MO Development Finance Board
          Series 2000 A,
          Insured: MBIA
          6.000% 04/01/14                    2,000,000       2,240,540
      OR Portland Airport Way Urban
          Renewal & Redevelopment Tax Increment
          Series 2000 A,
          Insured: AMBAC
          6.000% 06/15/15                      750,000         847,028
                                                         -------------
                            Special Property Tax Total       4,135,168

   STATE APPROPRIATED - 6.9%
      AZ State Certificates of Participation
          Series 2002 B,
          Insured: FSA
          5.375% 09/01/08                    2,000,000       2,152,000
      CA State Public Works
          Board Lease Revenue
          Series 2003 C,
          5.500% 06/01/18                    1,500,000       1,662,135
      MI State Building Authority
          Series 2003 II,
          Insured: MBIA
          5.000% 10/15/17                    1,000,000       1,081,020
      NJ Economic Development Authority
          Series 2001 A,
          Insured: AMBAC
          5.500% 06/15/13                    1,000,000       1,139,080
          Series 2005 K,
          Insured: AMBAC
          5.500% 12/15/19                    2,500,000       2,903,050

              52 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   STATE APPROPRIATED - (CONTINUED)
      NJ Transportation
          Trust Fund Authority
          Series 1995,
          Insured: MBIA
          6.500% 06/15/10                    1,000,000       1,153,440
          Series 1999 A,
          5.625% 06/15/14                    2,000,000       2,279,540
          Series 2001 C,
          Insured: FSA
          5.500% 12/15/18                    2,000,000       2,303,600
          Series 2003 A,
          Insured: AMBAC
          5.500% 12/15/15                    3,260,000       3,738,242
      NY State Dormitory Authority
          Series 1993 A,
          Insured: FSA
          5.250% 05/15/15                    4,000,000       4,481,040
          Series 1995 A,
          Insured: AMBAC
          5.625% 07/01/16                    1,250,000       1,437,212
          Insured: FGIC
          5.625% 07/01/16                    5,000,000       5,769,900
          Insured: FSA
          5.625% 07/01/16                      500,000         576,990
          Series B,
          Insured: AMBAC
          5.250% 11/15/26 (a)                1,000,000       1,101,190
      NY State Urban
          Development Corp.
          Series 1995,
          5.750% 04/01/11                      500,000         562,250
      WV School Building Authority Revenue
          Series 1997,
          Insured: AMBAC
          5.500% 07/01/11                    2,000,000       2,138,280
                                                         -------------
                              State Appropriated Total      34,478,969

   STATE GENERAL OBLIGATIONS - 10.1%
      CA State, Series 2003,
          5.250% 11/01/18                    1,000,000       1,087,990
          Series 2004,
          5.000% 04/01/11                    2,000,000       2,175,880
          5.000% 02/01/20                      750,000         796,920
      GA State, Series 1999 B,
          5.750% 08/01/08                    1,000,000       1,089,600
          5.750% 08/01/10                    2,000,000       2,257,380

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      HI State, Series 2000 CU,
          Insured: MBIA
          5.750% 10/01/08                    1,815,000       1,977,987
      MA Massachusetts Bay
          Transportation Authority
          Series 1991 A,
          Insured: MBIA
          7.000% 03/01/21                    5,750,000       7,429,690
          Series 1994 A,
          7.000% 03/01/07                    2,195,000       2,352,864
          Series 1998 A,
          Insured: MBIA
          5.500% 03/01/12                    1,290,000       1,452,076
          5.500% 03/01/14                      750,000         852,945
          Series 1998 C,
          5.500% 03/01/08                    1,000,000       1,069,590
      MA State, Series 1998 C,
          5.250% 08/01/17                    1,775,000       1,988,177
          Series 2003 D,
          5.500% 10/01/17                    5,000,000       5,733,700
      MI State, Series 2001,
          5.500% 12/01/15                    1,250,000       1,444,650
      MN State, Series 2000,
          5.500% 11/01/13                    1,000,000       1,111,680
      MS State,
          Series 2002 A,
          5.500% 12/01/14                    3,000,000       3,451,560
          Series 2003 A,
          5.250% 11/01/14                    1,000,000       1,129,850
      OH State, Series 2000 A,
          5.125% 02/01/09                    2,495,000       2,684,620
      PA State, Series 2002,
          5.000% 02/01/09                    2,000,000       2,143,180
          5.500% 02/01/15                    2,500,000       2,873,725
      PR Commonwealth of Puerto Rico
          Series 2003 C,
          Insured: MBIA
          5.000% 07/01/28 (a)                1,000,000       1,060,980
      PR Commonwealth of Puerto Rico
          Public Finance Corp.
          Commonwealth Appropriation,
          Series 2004 A,
          Insured: AMBAC
          5.250% 08/01/30 (a)                3,000,000       3,327,540
      WA State, Series 2000 A,
          5.625% 07/01/13                    1,000,000       1,104,170
                                                         -------------
                       State General Obligations Total      50,596,754
                                                         -------------
                                      TAX-BACKED TOTAL     214,647,553

              See Accompanying Notes to Financial Statements. | 53

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
--------------------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TRANSPORTATION - 6.0%

   AIRPORTS - 0.4%
      CO Denver City & County Airport Revenue
          Series 1996 A,
          Insured: MBIA
          5.500% 11/15/25                    2,000,000       2,082,080
                                                         -------------
                                        Airports Total       2,082,080

   PORTS - 0.6%
      WA Port of Seattle Revenue
          Series 1997 A,
          Insured: FGIC
          6.000% 10/01/08                      250,000         267,953
          Series 2000 A,
          Insured: MBIA
          5.500% 02/01/26                    2,625,000       2,834,317
                                                         -------------
                                           Ports Total       3,102,270

   TOLL FACILITIES - 4.3%
      CO E-470 Public Highway Authority
          Series 2000 B,
          Insured: MBIA
          (d) 09/01/18                       1,500,000         818,835
      NJ State Turnpike Authority
          Series 2000 A,
          Insured: MBIA
          6.000% 01/01/11                    2,125,000       2,424,200
          6.000% 01/01/13                    1,200,000       1,402,020
      NY State Thruway Authority
          Second General Highway &
          Bridge Trust Fund, Series 2003 A,
          Insured: MBIA
          5.250% 04/01/12                    2,145,000       2,390,667
      NY Triborough Bridge &
          Tunnel Authority
          General Purpose,
          Series B,
          5.000% 11/15/09                    2,000,000       2,152,240
      OH State Turnpike Commission
          Series 1998 A,
          Insured: FGIC
          5.500% 02/15/21                    2,000,000       2,338,360
          5.500% 02/15/24                    1,000,000       1,173,470
      PA Turnpike Commission
          Series 2001 S,
          5.500% 06/01/15                    1,000,000       1,115,260
      TX State Turnpike Authority
          Central Texas Turnpike System
          Revenue, Series 2002, Second Tier
          5.000% 06/01/08                    7,000,000       7,412,650
                                                         -------------
                                 Toll Facilities Total      21,227,702

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

   TRANSPORTATION - 0.7%
      DC District of Columbia Metropolitan Area
          Transit Authority Gross Revenue
          Series 1993,
          Insured: FGIC
          6.000% 07/01/07                      250,000         266,735
      IN Transportation Finance Authority
          Series 2000,
          5.750% 12/01/14                    2,485,000       2,768,787
      MA State, Series 2000 A,
          5.750% 06/15/13                      350,000         390,729
                                                         -------------
                                  Transportation Total       3,426,251
                                                         -------------
                                  TRANSPORTATION TOTAL      29,838,303

UTILITIES - 14.1%

   INVESTOR OWNED - 1.7%
      FL Hillsborough County Industrial
          Development Authority
          Tampa Electric Co.,
          Series 1992,
          4.000% 05/15/18 (a)                1,000,000       1,009,500
      NH Business Finance Authority Pollution
          Control Revenue, Series 2001 C,
          Insured: MBIA
          5.450% 05/01/21                    1,500,000       1,644,510
      TX San Antonio Electric & Gas Revenue
          Series 2002,
          5.375% 02/01/14                    2,500,000       2,799,075
      WY Lincoln County, Pollution
          Control Revenue, Pacificorp,
          Series 1991,
          3.400% 01/01/16 (a)                3,075,000       3,009,441
                                                         -------------
                                  Investor Owned Total       8,462,526

   JOINT POWER AUTHORITY - 3.5%
      AZ Salt River Project Agricultural
          Improvement & Power District
          Series 2002 C,
          5.000% 01/01/12                    1,000,000       1,099,130
      GA Municipal Electric Authority
          Series 1998 Y,
          Insured: AMBAC
          6.400% 01/01/13                    4,250,000       4,948,742
      NC Eastern Municipal Power Agency
          Power System Revenue,
          Series 1993 B,
          6.125% 01/01/09                    2,000,000       2,177,880
          Series 1993 C,
          5.500% 01/01/07                      415,000         429,716

              54 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

UTILITIES - (CONTINUED)

   JOINT POWER AUTHORITY - (CONTINUED)
      SC Piedmont Municipal Power Agency
          Electric Revenue, Series 1991 A,
          Insured: FGIC
          6.125% 01/01/07                    2,015,000       2,116,858
      TX Municipal Power
          Agency Revenue, Series 1993,
          Insured: MBIA
          (d) 09/01/15                         250,000         160,705
      UT Associated Municipal
          Power Systems Revenue
          Series 2003 A,
          Insured: FSA
          5.000% 04/01/12                    1,250,000       1,367,163
      WA Energy Northwest Electric Revenue
          Series 2002 A,
          Insured: MBIA
          5.500% 07/01/16                    4,675,000       5,175,786
                                                         -------------
                           Joint Power Authority Total      17,475,980

   MUNICIPAL ELECTRIC - 3.4%
      CA State Department of
          Water Resources Supply Revenue
          Series 2002 A,
          Insured: MBIA
          5.250% 05/01/10                    5,000,000       5,484,450
      MI Public Power Agency Revenue
          Series 2002 A,
          Insured: MBIA
          5.250% 01/01/16                    1,000,000       1,122,450
      MN Northern Municipal Power
          Agency, Electric System Revenue
          Series 1998,
          Insured: FSA
          5.250% 01/01/12                    2,490,000       2,708,822
      OK Grand River Dam
          Authority Revenue
          Series 2002 A,
          Insured: FSA
          5.000% 06/01/12                    1,000,000       1,100,540
      PR Commonwealth of Puerto Rico
          Electric Power Authority,
          Series 1997 BB,
          Insured: MBIA
          6.000% 07/01/12                    3,000,000       3,513,420
          Power Revenue,
          Series 2002 KK,
          Insured: FSA
          5.250% 07/01/12                    1,000,000       1,123,590

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      TX Lower Colorado River Authority
          Series 1999 A,
          Insured: AMBAC
          5.500% 05/15/21                    1,500,000       1,621,695
                                                         -------------
                              Municipal Electric Total      16,674,967

   WATER & SEWER - 5.5%
      AZ Central Arizona Water Conservation
          District Contract Revenue
          Series 1993 A,
          5.500% 11/01/08                      250,000         271,023
      AZ Phoenix Civic Improvement Corp.
          Wastewater System Revenue
          Junior Lien, Series 2001,
          Insured: FGIC
          5.250% 07/01/08                    1,130,000       1,208,467
      CA State Department of
          Water Resources, Central Valley Project,
          Series 2002 X,
          Insured: FGIC
          5.500% 12/01/15                    1,000,000       1,157,620
      DE State Economic Development
          Authority Revenue
          General Waterworks Corp.,
          Series 1992 B,
          6.450% 12/01/07                    1,165,000       1,254,728
      FL Tallahassee Consolidated
          Utility Revenue, Series 2001,
          Insured: FGIC
          5.500% 10/01/17                    1,900,000       2,205,140
      GA Columbus Water & Sewer Revenue
          Series 2002,
          Insured: FSA
          5.000% 05/01/10                    1,000,000       1,083,610
      IL Chicago Waterworks Revenue
          Series 1993,
          Insured: FGIC
          6.500% 11/01/09                    2,155,000       2,447,304
      IN Bond Bank, Series 2001 A,
          5.375% 02/01/13                    1,910,000       2,138,914
      MA Water Resources Authority,
          Series 1998 B,
          Insured: FSA
          5.500% 08/01/15                    1,000,000       1,145,780
      NC Charlotte Water & Sewer
          System Revenue, Series 2002 A,
          5.000% 07/01/09                    1,000,000       1,078,250
      OH Cleveland Waterworks Revenue
          Series 1993 G,
          Insured: MBIA
          5.500% 01/01/13                      750,000         831,480

              See Accompanying Notes to Financial Statements. | 55

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

UTILITIES - (CONTINUED)

   WATER & SEWER - (CONTINUED)
      TN Metropolitan Government
          Nashville & Davidson County
          Water & Sewer Revenue
          Series 1993,
          Insured: FGIC
          6.500% 01/01/10                    2,750,000       3,142,067
      TX Houston Water & Sewer System
          Junior Lien, Series 1991 C,
          Insured: AMBAC
          (d) 12/01/11                       4,000,000       3,122,760
          Series 2001 A,
          Insured: FSA
          5.500% 12/01/17                    4,720,000       5,242,598
      TX Houston Water Conveyance
          System Contract, Certificates
          of Participation, Series 1993 J,
          Insured: AMBAC,
          6.125% 12/15/06                    1,000,000       1,049,700
      WA Seattle Water System Revenue
          Series 1997,
          5.375% 08/01/09                      250,000         267,008
                                                         -------------
                                   Water & Sewer Total      27,646,449
                                                         -------------
                                       UTILITIES TOTAL      70,259,922

                                 Total Municipal Bonds
                                (cost of $453,947,934)     488,167,251

                                                SHARES
----------------------------------------------------------------------
INVESTMENT COMPANY - 0.0%

      Dreyfus Tax-Exempt Cash
          Management Fund                          284             284
                                                         -------------
                              Total Investment Company
                                        (cost of $284)             284

                                               PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 0.9%

VARIABLE RATE DEMAND NOTES (e) - 0.9%
      FL Alachua County Health Facilities
          Authority Continuing Care
          Oak Hammock at The University
          of Florida Inc.,
          Series 2002 A,
          2.850% 10/01/32                      600,000         600,000

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------
      FL Collier County Health Facilities
          Authority Hospital Revenue
          Fairview Hospital, Lutheran Hospital,
          Series 2003 C-1,
          2.850% 01/01/35                      400,000         400,000
      IN Health Facility
          Financing Authority
          Fayette Memorial Hospital
          Association Inc.,
          Series 2002 A,
          2.900% 10/01/32                      600,000         600,000
          Golden Years Homestead, Inc.,
          Great Lakes Christian Homes,
          Series 2002 A,
          LOC: Wells Fargo Bank N.A.
          3.000% 06/01/25                      500,000         500,000
      NY New York City Municipal Water
          Finance Authority
          Series 1993 C,
          Insured: FGIC,
          2.850% 06/15/23                    2,000,000       2,000,000
      WY Uinta County Pollution
          Control Revenue
          Chevron Corp.,
          Series 1993,
          2.850% 08/15/20                      500,000         500,000
                                                         -------------
                      VARIABLE RATE DEMAND NOTES TOTAL       4,600,000

                          Total Short-Term Obligations
                                  (cost of $4,600,000)       4,600,000

                             TOTAL INVESTMENTS - 98.8%
                            (COST OF $458,548,218) (f)     492,767,535

                OTHER ASSETS & LIABILITIES, NET - 1.2%       6,082,104

                                   NET ASSETS - 100.0%     498,849,639

              56 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c) A portion of this security with a market value of $263,648 is pledged as collateral for open futures contracts.

(d)   Zero coupon bond.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2005.

(f)   Cost for federal income tax purposes is $458,431,061.

At April 30, 2005, the Fund held the following open short futures contracts:

                                            AGGREGATE  EXPIRATION    UNREALIZED
TYPE             CONTRACTS     VALUE       FACE VALUE     DATE      DEPRECIATION
----             ---------     -----       ----------- ----------   ------------
10-Year U.S.
 Treasury Notes     275     $ 30,641,015  $ 30,401,159   Jun-05     $ (239,856)

                ACRONYM                        NAME
                -------                        ----
                 AMBAC                Ambac Assurance Corp.
                 FGIC            Financial Guaranty Insurance Co.
                  FHA             Federal Housing Administration
                  FSA           Financial Security Assurance, Inc.
                 GNMA        Government National Mortgage Association
                 MBIA                  MBIA Insurance Corp.
                 PSFG            Permanent School Fund Guaranteed
                  XLC               XL Capital Assurance, Inc.

At April 30, 2005, the Fund held investments in the following states/territories:

                                        % OF TOTAL
STATE/TERRITORY                        INVESTMENTS
---------------                        -----------
New York                                   12.0%
Massachusetts                               8.9
Texas                                       7.5
Georgia                                     6.6
New Jersey                                  5.6
Other*                                     59.4
                                       -----------
                                          100.0%
                                       ===========

* Includes all states/territories that are less than 5% of total investments.

              See Accompanying Notes to Financial Statements. | 57

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005 (Unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - 96.2%

EDUCATION - 19.6%

   EDUCATION - 17.7%
      MA Health & Education Facilities Authority
          Massachusetts Institute of Technology,
          Series 2002 K,
          5.500% 07/01/22                    1,000,000       1,184,980
      MA State College Building Authority
          Project Revenue
          Series A,
          Insured: MBIA
          5.000% 05/01/14                      750,000         826,328
          5.000% 05/01/16                      530,000         575,591
      MA State Development Finance Agency
          Clark University,
          5.250% 07/01/16                    1,445,000       1,517,958
          Hampshire College,
          5.150% 10/01/14                      200,000         212,222
          Mount Holyoke College,
          5.500% 07/01/13                    1,355,000       1,514,551
          Pharmacy & Allied Health Sciences,
          Series C,
          6.375% 07/01/23                    1,000,000       1,113,580
          Western New England College,
          5.875% 12/01/22                      600,000         635,406
      MA State Health & Educational
          Facilities Authority
          Amherst College,
          Series G,
          5.375% 11/01/20                    2,000,000       2,124,060
          Boston College,
          Series N,
          5.250% 06/01/15                    1,000,000       1,094,660
          Brandeis University,
          Series I,
          Insured: MBIA
          5.250% 10/01/12                    1,900,000       2,042,310
          5.250% 10/01/14                    1,500,000       1,612,350
          Series J,
          Insured: MBIA
          5.000% 10/01/26                    2,000,000       2,074,380
          Harvard University,
          Series AA,
          5.500% 01/15/09                    1,980,000       2,158,715
          Series DD,
          5.000% 07/15/35                    4,500,000       4,669,830
          Series P,
          5.375% 11/01/32                    1,000,000       1,030,040
          5.625% 11/01/26                    1,000,000       1,031,540
          Series Z,
          5.500% 01/15/11                    1,000,000       1,121,070

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

          Massachusetts Institute of Technology,
          Series 2002 K,
          5.375% 07/01/17                    2,275,000       2,633,517
          Series K,
          5.250% 07/01/12                    1,000,000       1,123,590
          Series L,
          5.000% 07/01/11                      735,000         808,970
          Series M,
          5.250% 07/01/16                      500,000         570,370
          5.250% 07/01/19                      610,000         701,854
          Northeastern University,
          Series G,
          Insured: MBIA
          5.500% 10/01/12                    1,110,000       1,255,909
          Simmons College,
          Series C,
          Insured: MBIA
          5.000% 10/01/14                    1,000,000       1,066,180
          Series F,
          Insured: FGIC
          5.000% 10/01/15                    1,015,000       1,110,481
          5.000% 10/01/17                      510,000         551,213
          Tufts University,
          Series I,
          5.500% 02/15/36                    2,000,000       2,173,060
          University of Massachusetts,
          Series C,
          Insured: MBIA
          5.250% 10/01/13                    1,475,000       1,639,448
          Wellesley College,
          5.000% 07/01/15                      610,000         665,907
          Williams College,
          Series F,
          5.500% 07/01/26                    1,750,000       1,810,462
          Series H,
          5.000% 07/01/16                    1,740,000       1,887,970
      MA State Industrial Finance Agency
          Lesley College,
          Series A,
          Insured: CON
          6.000% 07/01/10                      250,000         256,355
          Tufts University,
          Series H,
          Insured: MBIA
          5.500% 02/15/13                    1,830,000       2,074,360
          Wentworth Institute of Technology,
          5.650% 10/01/18                    1,200,000       1,265,916
          Worcester Polytechnic Institute,
          Insured: MBIA
          5.125% 09/01/17                    1,550,000       1,646,162
          Series 2,
          Insured: MBIA
          5.250% 09/01/14                    1,300,000       1,386,736

              58 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

EDUCATION - (CONTINUED)

   EDUCATION - (CONTINUED)
      MA University of Massachusetts
          Building Authority Revenue
          Series 04-1,
          Insured: AMBAC
          5.250% 11/01/12                      500,000         557,180
          Series 2,
          Insured: AMBAC
          5.500% 11/01/09                    1,455,000       1,601,620
          Series 2003 1,
          Insured: AMBAC
          5.250% 11/01/15                    2,000,000       2,225,980
      PR Commonwealth of Puerto Rico
          Industrial, Tourist,
          Educational Medical &
          Environmental Control Facilities
          Inter-American University,
          Series A,
          Insured: MBIA
          5.250% 10/01/12                    2,000,000       2,196,300
                                                         -------------
                                       Education Total      57,749,111

   PREP SCHOOL - 1.9%
      MA State Development
          Finance Agency
          Belmont Hill School,
          5.000% 09/01/31                    1,000,000       1,037,030
          Deerfield Academy, Series A,
          5.000% 10/01/12                      345,000         381,529
          5.000% 10/01/16                      420,000         455,981
      MA State Industrial Finance Agency
          Development Finance Agency
          Milton Academy,
          Series A,
          5.000% 09/01/19                      500,000         540,790
      MA State Industrial Finance Agency
          Belmont Hill School,
          5.625% 09/01/20                    1,250,000       1,311,775
          Concord Academy,
          5.500% 09/01/27                    1,000,000       1,051,520
          Trustees Deerfield Academy,
          5.000% 10/01/23                    1,210,000       1,275,618
                                                         -------------
                                     Prep School Total       6,054,243
                                                         -------------
                                       EDUCATION TOTAL      63,803,354

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

HEALTH CARE - 7.8%

   HEALTH SERVICES - 0.4%
      MA State Health & Educational Facilities Authority
          Partners Healthcare Systems,
          Series E,
          5.000% 07/01/15                    1,140,000       1,226,971
                                                         -------------
                                 Health Services Total       1,226,971

   HOSPITALS - 7.4%
      MA Boston Special Obligation
          Boston City Hospital,
          Series A,
          Insured: MBIA
          5.000% 08/01/14                    5,000,000       5,422,300
      MA Health & Educational Facilities Authority
          Partners Healthcare System Inc.,
          Series 1997 A,
          Insured: MBIA
          5.375% 07/01/17                    3,900,000       4,108,650
      MA State Health & Educational
          Facilities Authority
          Baystate Medical Center,
          Series F,
          5.750% 07/01/13                      890,000         985,061
          Boston Medical Center,
          Series A,
          Insured: MBIA
          5.250% 07/01/15                    2,500,000       2,657,200
          Partners Healthcare Systems,
          Series A,
          Insured: MBIA
          5.250% 07/01/15                    2,500,000       2,625,625
          Series B,
          5.250% 07/01/10                    4,670,000       5,057,050
          Series C,
          5.750% 07/01/21                      750,000         828,285
          South Shore Hospital,
          Series E,
          Insured: MBIA
          5.500% 07/01/13                      325,000         325,682
          University of Massachusetts,
          Insured: AMBAC
          5.250% 07/01/14                    2,000,000       2,145,020
                                                         -------------
                                       Hospitals Total      24,154,873
                                                         -------------
                                     HEALTH CARE TOTAL      25,381,844

              See Accompanying Notes to Financial Statements. | 59

________________________________________________________________________________
April 30, 2005 (Unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

HOUSING - 0.6%

   MULTI-FAMILY - 0.5%
      MA State Housing Finance Authority
          Housing Projects,
          Series A,
          Insured: AMBAC
          6.300% 10/01/13                       95,000          95,144
          Multi-Family Housing,
          Series A,
          Insured: MBIA
          6.100% 07/01/15                    1,460,000       1,493,405
                                                         -------------
                                    Multi-Family Total       1,588,549

   SINGLE-FAMILY - 0.1%
      MA State Housing Finance Authority
          Single Family,
          Series 77,
          Insured: MBIA
          5.850% 12/01/08                      520,000         529,776
                                                         -------------
                                   Single-Family Total         529,776
                                                         -------------
                                         HOUSING TOTAL       2,118,325

OTHER - 16.0%

   OTHER - 0.3%
      MA State Development Finance Agency
          Combined Jewish Philanthropies,
          Series A,
          5.250% 02/01/22                    1,000,000       1,088,140
                                                         -------------
                                           Other Total       1,088,140

   POOL/BOND BANK - 2.1%
      MA State Water Pollution Abatement Test
          Pooled Loan Program,
          Series 5,
          5.750% 08/01/16                       95,000         105,071
          Series 7,
          5.250% 02/01/10                    2,000,000       2,188,760
          Series 8,
          5.000% 08/01/11                    1,000,000       1,097,280
          Series A,
          5.400% 08/01/11                       25,000          25,662
          Series 10,
          5.000% 08/01/12                    1,750,000       1,930,022
      MA Water Resources
          Authority Program
          Series A,
          5.000% 08/01/09                    1,350,000       1,455,206
                                                         -------------
                                  Pool/Bond Bank Total       6,802,001

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

   REFUNDED/ESCROWED (a) - 13.4%
      MA Massachusetts Bay Transportation
          Authority Revenue
          General Transportation Systems,
          Series B,
          Pre-refunded 03/01/09,
          5.125% 03/01/11                    1,000,000       1,080,960
          Special Assessment,
          Series A,
          Pre-refunded 07/01/10,
          5.750% 07/01/18                      915,000       1,030,006
      MA Massachusetts Bay
          Transportation Authority
          Series 2000 A,
          Pre-refunded 07/01/10,
          5.750% 07/01/14                      915,000       1,030,006
      MA Mendon Upton Regional
          School District
          Pre-refunded 06/01/07
          Insured: FGIC
          5.500% 06/01/15                    1,405,000       1,499,894
      MA Route 3 North Transportation
          Improvement Municipal
          Securities Association Lease Revenue,
          Pre-refunded 06/15/10,
          Insured: MBIA
          5.750% 06/15/18                    1,000,000       1,124,150
          5.375% 06/15/33                    2,500,000       2,766,250
      MA Sandwich, GO,
          Pre-refunded 08/15/10
          5.750% 08/15/11                    1,050,000       1,191,351
      MA State College Building
          Authority Project Revenue
          Series A,
          Escrowed to Maturity,
          Insured: MBIA
          (b) 05/01/28                       4,000,000       1,328,200
      MA State Consolidated Loan
          Series A, GO,
          Pre-refunded 02/01/10,
          5.800% 02/01/17                    3,520,000       3,942,048
          Series B, GO,
          Pre-refunded 04/01/08,
          Insured: MBIA
          5.000% 04/01/14                    3,000,000       3,185,430
          Pre-refunded 05/01/09,
          5.250% 05/01/12                    1,000,000       1,085,580
          5.250% 05/01/14                    1,000,000       1,085,580
          Series C, GO,
          Pre-refunded 12/01/11,
          5.375% 12/01/18                    3,000,000       3,325,170
      MA State Development Finance Agency
          Higher Education, Smith College,
          Pre-refunded 07/01/10,
          5.750% 07/01/23                    2,000,000       2,266,400

              60 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   REFUNDED/ESCROWED (a) - (CONTINUED)
      MA State Health & Educational Facilities Authority
          University of Massachusetts,
          Series A,
          Pre-refunded 10/01/10
          Insured: FGIC
          5.875% 10/01/29                    1,000,000       1,142,190
      MA State Industrial Finance Agency
          Phillips Academy,
          Pre-refunded 09/01/08,
          5.375% 09/01/23                    2,000,000       2,188,460
      MA State Port Authority
          Escrowed to Maturity,
          5.625% 07/01/12                      460,000         500,475
      MA State Special Obligation & Revenue
          Consolidated Loan,
          Series A,
          Pre-refunded 06/01/12
          Insured: FGIC
          5.375% 06/01/19                    1,125,000       1,256,378
      MA State Turnpike Authority
          Series A,
          Escrowed to Maturity,
          5.000% 01/01/13                      250,000         269,940
      MA State Water Pollution
          Abatement Revenue
          Series A,
          Escrowed to Maturity,
          5.450% 02/01/13                      935,000       1,062,338
      MA State Water Pollution
          Abatement Test
          Pooled Loan Program,
          Series 5,
          Pre-refunded 08/01/09,
          5.750% 08/01/16                    1,905,000       2,121,427
          Series 7,
          Pre-refunded 08/01/11,
          5.250% 02/01/13                    1,000,000       1,105,023
          Series A,
          Escrowed to Maturity,
          5.400% 08/01/11                      225,000         251,498
      MA State
          Series B, GO,
          Escrowed to Maturity,
          6.500% 08/01/08                    5,315,000       5,848,148
      MA Worcester Municipal
          Purpose Loan
          Series B, GO,
          Pre-refunded 11/01/08 ,
          Insured: MBIA
          5.250% 11/01/14                    1,875,000       2,033,044
                                                         -------------
                               Refunded/Escrowed Total      43,719,946

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

   TOBACCO - 0.2%
      PR Commonwealth of Puerto Rico
          Children's Trust Fund
          Tobacco Settlement Revenue,
          5.000% 05/15/09                      500,000         515,625
                                                         -------------
                                         Tobacco Total         515,625
                                                         -------------
                                           OTHER TOTAL      52,125,712

TAX-BACKED - 40.0%

   LOCAL GENERAL OBLIGATIONS - 18.6%
      MA Bellingham, GO,
          Insured: AMBAC
          5.250% 03/01/13                    1,605,000       1,781,165
      MA Boston Metropolitan District
          Series A, GO,
          5.250% 12/01/14                    2,010,000       2,239,180
      MA Boston
          Series A, GO,
          5.000% 01/01/14                    1,000,000       1,109,740
          Series B, GO,
          Insured: FGIC
          5.000% 02/01/12                    6,000,000       6,617,040
      MA Brockton, GO,
          Insured: MBIA
          5.125% 04/01/15                    1,500,000       1,593,150
      MA Brookline, GO,
          5.750% 04/01/14                    1,905,000       2,134,381
      MA Cambridge
          Municipal Purpose Loan, GO,
          4.750% 12/15/08                    1,060,000       1,129,441
      MA Dracut, GO,
          Insured: AMBAC
          5.000% 05/15/17                    1,015,000       1,109,172
      MA Everett, GO,
          Insured: MBIA
          6.000% 12/15/11                    2,015,000       2,342,014
      MA Falmouth, GO,
          5.000% 02/01/11                    1,450,000       1,590,926
      MA Franklin, GO,
          Insured: MBIA
          5.000% 11/15/12                    1,130,000       1,246,480
      MA Gloucester, GO,
          Insured: FGIC
          5.100% 08/01/14                    1,105,000       1,165,720
      MA Greater Lawrence Vocational
          Technical High School District
          Insured: FSA
          5.000% 03/15/11                    1,045,000       1,145,957
          5.000% 03/15/12                    1,140,000       1,258,332

              See Accompanying Notes to Financial Statements. | 61

________________________________________________________________________________
April 30, 2005 (Unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL GENERAL OBLIGATIONS - (CONTINUED)
      MA Groton-Dunstable Regional
          School District, GO,
          Insured: FSA
          5.000% 10/15/21                    1,260,000       1,347,797
      MA Haverhill, GO,
          Insured: FGIC
          5.300% 06/15/12                    1,500,000       1,582,650
      MA Holden
          Municipal Purpose Loan, GO,
          Insured: FGIC
          5.750% 03/01/18                    2,385,000       2,658,917
      MA Hopedale, GO,
          Insured: AMBAC
          5.000% 11/15/17                    1,000,000       1,101,430
      MA Lowell, GO,
          Insured: AMBAC
          5.000% 08/01/10                    1,000,000       1,088,010
          5.000% 02/01/13                    1,215,000       1,335,127
      MA Medford, GO,
          Insured: MBIA
          5.000% 02/15/10                    1,775,000       1,927,224
      MA Nantucket, GO,
          Insured: MBIA
          5.250% 07/15/10                    2,250,000       2,375,055
      MA Norwell, GO,
          5.000% 02/15/16                      540,000         598,628
      MA Pioneer Valley Regional
          School District, GO,
          Insured: AMBAC
          5.000% 06/15/12                    1,000,000       1,105,420
      MA Pittsfield, GO,
          Insured: MBIA
          5.000% 04/15/11                    1,000,000       1,095,040
      MA Plymouth, GO,
          Insured: MBIA
          5.000% 10/15/18                    1,725,000       1,856,548

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      MA Springfield
          Municipal Purpose Loan, GO,
          Insured: AMBAC
          5.300% 08/01/11                    1,000,000       1,048,830
          Insured: FSA
          5.000% 11/15/18                    1,000,000       1,063,760
          6.000% 10/01/16                    1,000,000       1,119,750
          Municipal Purpose Loan, GO,
          Insured: MBIA
          5.250% 01/15/15                    1,500,000       1,665,270
      MA Westborough, GO,
          5.000% 11/15/16                    1,000,000       1,088,360
      MA Westfield, GO,
          Insured: MBIA
          5.000% 09/01/18                      500,000         543,170
      MA Wilmington, GO,
          5.000% 06/15/08                    3,125,000       3,326,031
      MA Worcester, GO,
          Series A,
          Insured: MBIA
          5.250% 08/15/13                    2,810,000       3,169,849
          Series G,
          Insured: MBIA
          5.300% 07/01/15                    1,000,000       1,035,090
      PR Commonwealth of Puerto Rico
          Municipal Finance Agency, GO,
          Series A,
          Insured: FSA
          5.500% 07/01/17                    1,000,000       1,064,030
          Series 1999 A,
          Insured: FSA
          5.500% 08/01/09                    1,000,000       1,100,690
                                                         -------------
                       Local General Obligations Total      60,759,374

   SPECIAL NON-PROPERTY TAX - 9.7%
      MA Massachusetts Bay
          Transportation Authority
          Sales Tax Revenue,
          Series A,
          5.000% 07/01/11                    1,000,000       1,090,690
          5.250% 07/01/11                    5,000,000       5,522,600
          5.250% 07/01/17                    1,000,000       1,130,820
          Series B,
          5.250% 07/01/19                    2,500,000       2,841,250
          Series C,
          5.250% 07/01/16                    1,500,000       1,690,590
          5.250% 07/01/18                    1,000,000       1,133,560
          Series 2000 A,
          5.750% 07/01/14                       85,000          94,524
          Series 2003 A,
          5.250% 07/01/19                      625,000         710,313
          Special Tax Obligation,
          Series A,
          5.750% 07/01/18                       85,000          94,184

              62 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   SPECIAL NON-PROPERTY TAX - (CONTINUED)
      MA Boston Special Obligation
          Convention Center,
          Series A,
          Insured: AMBAC
          5.000% 05/01/19                    1,500,000       1,605,045
      MA State Special Obligation & Revenue
          Consolidated Loan,
          Series A,
          5.500% 06/01/13                    1,000,000       1,136,560
          Insured: FGIC
          5.000% 06/01/10                    1,500,000       1,626,930
          Crossover Refunding
          Consolidated Loan
          Series A,
          5.500% 06/01/21                    5,000,000       5,837,850
          Series A,
          Insured: FGIC
          5.250% 01/01/19                      750,000         849,645
      PR Commonwealth of Puerto Rico
          Highway & Transportation
          Insured: MBIA
          5.250% 07/01/13                    2,675,000       2,875,839
          Series AA,
          Insured: FGIC
          5.000% 07/01/10                    1,000,000       1,091,610
      PR Commonwealth of Puerto Rico
          Public Buildings Authority Revenue
          Series J,
          Insured: AMBAC
          5.000% 07/01/36 (c)                2,000,000       2,202,060
                                                         -------------
                        Special Non-Property Tax Total      31,534,070

   STATE APPROPRIATED - 2.7%
      MA Route 3 North Transportation
          Improvement Associates Lease Revenue,
          Insured: MBIA
          5.750% 06/15/15                    2,000,000       2,220,560
          5.750% 06/15/13                    1,000,000       1,111,380
          5.750% 06/15/14                    2,000,000       2,222,760
      MA State Development Finance Agency
          Visual & Performing Arts Project,
          5.750% 08/01/13                    1,030,000       1,172,913
          6.000% 08/01/17                      540,000         625,023
          6.000% 08/01/21                    1,200,000       1,407,384
                                                         -------------
                              State Appropriated Total       8,760,020

   STATE GENERAL OBLIGATIONS - 9.0%
      MA State
          Series 2003 D,
          5.500% 10/01/17                    5,000,000       5,733,700
          Series 2003 D,
          Insured: AMBAC
          5.500% 10/01/19                    5,000,000       5,815,750

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

          Refunding,
          Series C,
          Insured: MBIA
          5.500% 12/01/19                    3,795,000       4,419,429
          Series 1997 A,
          Insured: AMBAC
          5.750% 08/01/09                    2,000,000       2,211,100
          Series A, GO,
          5.000% 11/01/13                    5,000,000       5,204,250
          Series B,
          5.250% 08/01/20                    3,000,000       3,391,860
      PR Commonwealth of Puerto Rico
          Aqueduct & Sewer Authority,
          Insured: MBIA
          6.000% 07/01/09                      500,000         559,430
          Series A, GO,
          5.000% 07/01/30 (c)                1,400,000       1,513,666
      PR Commonwealth of Puerto Rico
          Public Finance Corp.
          Series 2004 A,
          Insured: AMBAC
          5.250% 08/01/30 (c)                  500,000         554,590
                                                         -------------
                       State General Obligations Total      29,403,775
                                                         -------------
                                      TAX-BACKED TOTAL     130,457,239

TRANSPORTATION - 5.7%

   AIRPORTS - 1.0%
      MA State Port Authority
          Series A,
          Insured: MBIA
          5.000% 07/01/16                    3,000,000       3,255,120
                                                         -------------
                                        Airports Total       3,255,120

   TOLL FACILITIES - 1.4%
      MA State Turnpike Authority
          Metropolitan Highway Systems Revenue,
          Series A,
          Insured: AMBAC
          5.000% 01/01/39                    1,500,000       1,538,175
          5.125% 01/01/09                    1,000,000       1,073,690
          Insured: MBIA
          5.000% 01/01/37                    2,000,000       2,044,240
                                                         -------------
                                 Toll Facilities Total       4,656,105

   TRANSPORTATION - 3.3%
      MA State Federal Highway
          Capital Appreciation
          Series A,
          06/15/15                           4,000,000       2,615,280
      MA State Federal Highway Grant
          Anticipation Notes
          Series A,
          5.250% 06/15/08                    2,700,000       2,878,065
          5.250% 12/15/11                    1,000,000       1,074,360
          5.500% 06/15/14                    1,000,000       1,082,840
          5.750% 06/15/09                    1,000,000       1,099,820

              See Accompanying Notes to Financial Statements. | 63

________________________________________________________________________________
April 30, 2005 (Unaudited)

                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TRANSPORTATION - (CONTINUED)

   TRANSPORTATION - (CONTINUED)
      MA Woods Hole Marthas Vineyard &
          Nantucket Steamship Authority
          Series B,
          5.000% 03/01/18                    1,900,000       2,067,713
                                                         -------------
                                  Transportation Total      10,818,078
                                                         -------------
                                  TRANSPORTATION TOTAL      18,729,303

UTILITIES - 6.5%

   JOINT POWER AUTHORITY - 0.8%
      MA Municipal Wholesale Electric Co. Power Supply System,
          Nuclear Project 3, Series A,
          Insured: MBIA
          5.000% 07/01/11                    2,500,000       2,715,100
                                                         -------------
                           Joint Power Authority Total       2,715,100

   MUNICIPAL ELECTRIC - 0.4%
      PR Commonwealth of Puerto Rico,
          Electric Power Authority
          Series 1997 BB,
          Insured: MBIA
          6.000% 07/01/12                    1,000,000       1,171,140
                                                         -------------
                              Municipal Electric Total       1,171,140

   WATER & SEWER - 5.3%
      MA Boston Water & Sewer Commission
          Series A,
          Insured: FGIC
          5.125% 11/01/15                    1,320,000       1,413,033
      MA State Water Resource Authority
          Series 1998 B,
          Insured: FSA
          5.500% 08/01/15                    1,165,000       1,334,834
          Series C,
          6.000% 12/01/11                    2,000,000       2,279,820
          Series D,
          Insured: MBIA
          5.500% 08/01/10                    1,000,000       1,108,970
          Series J,
          Insured: FSA
          5.250% 08/01/14                    2,870,000       3,224,646
          5.250% 08/01/15                    3,000,000       3,374,580
          5.250% 08/01/18                    1,000,000       1,136,420
          Refunding General
          Series 2005 A
          Insured: MBIA
          5.250% 08/01/17                    3,000,000       3,394,529
                                                         -------------
                                   Water & Sewer Total      17,266,832
                                                         -------------
                                       UTILITIES TOTAL      21,153,072

                                 Total Municipal Bonds
                                (cost of $299,157,232)     313,768,849

                                                SHARES       VALUE ($)
----------------------------------------------------------------------

INVESTMENT COMPANY - 0.0%

      Dreyfus Tax-Exempt Cash
          Management Fund                        7,284           7,284
                                                         -------------
                              Total Investment Company
                                      (cost of $7,284)           7,284

                                               PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 2.7%

VARIABLE RATE DEMAND NOTES (d) - 2.7%
      FL Collier County Health
          Facilities Authority
          Lutheran Hospital,
          Series 2003 C-1,
          2.850% 01/01/35                      100,000         100,000
      IL Health Facilities Authority
          OSF Healthcare System,
          Series 2002,
          2.870% 11/15/27                      600,000         600,000
      IN State Educational Facilities
          Authority Revenue
          DePauw University Project,
          2.850% 07/01/18                      200,000         200,000
      IN State Educational Facilities Authority
          Educational Facilities,
          DePauw University,
          LOC: Northern Trust Co.
          2.850% 07/01/32                      300,000         300,000
      MA Water Resources Authority
          Series 2002 D,
          2.850% 08/01/17                    1,300,000       1,300,000
      MN Brooklyn Center Revenue
          BCC Associates LLC,
          Series 2001,
          2.900% 12/01/14                      200,000         200,000
      ND Ward County Health Care Facilities
          Trinity Health, Series 2002 A,
          2.900% 07/01/29                      400,000         400,000
      NY New York City Municipal Water
          Finance Authority
          Water & Sewer Systems Revenue,
          Series 1992-C
          Insured: FGIC
          2.850% 06/15/22                    1,600,000       1,600,000
          Series 1994 G,
          Insured: FGIC
          2.820% 06/15/24                    2,500,000       2,500,000
      SD State Health & Educational
          Facilities Authority Revenue
          Rapid City Regional Hospital
          Insured: MBIA
          2.850% 09/01/27                      200,000         200,000

              64 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - (CONTINUED)

VARIABLE RATE DEMAND NOTES (d) - (CONTINUED)
      TX Splendora Higher Education
          Facilities Corp. Revenue
          Fort Bend Baptist
          Series 2001 A
          LOC: Wells Fargo Bank N.A.
          3.000% 12/01/26                      500,000         500,000
      WY Uinta County Pollution
          Control Revenue
          Chevron U.S.A., Inc.,
          2.850% 12/01/22                      900,000         900,000
                                                         -------------
                      VARIABLE RATE DEMAND NOTES TOTAL       8,800,000

                          Total Short-Term Obligations
                                  (cost of $8,800,000)       8,800,000

                             TOTAL INVESTMENTS - 98.9%
                            (COST OF $307,964,516) (e)     322,576,133

                OTHER ASSETS & LIABILITIES, NET - 1.1%       3,742,928

                                   NET ASSETS - 100.0%     326,319,061

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)   Zero coupon bond.

(c) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(d) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2005.

(e)   Cost for federal income tax purposes is $307,880,702.

                  ACRONYM                        NAME
                  -------                        ----
                   AMBAC                Ambac Assurance Corp.
                    CON                Connie Lee Insurance Co.
                   FGIC            Financial Guaranty Insurance Co.
                    FSA           Financial Security Assurance, Inc.
                    GO                    General Obligation
                    LOC            Letter of Credit/Line of Credit
                   MBIA                  MBIA Insurance Corp.

              See Accompanying Notes to Financial Statements. | 65

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005 (Unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - 98.6%

EDUCATION - 4.8%

   EDUCATION - 4.8%
      NJ State Educational Facilities Authority
          Drew University,
          Series C,
          Insured: FGIC
          5.250% 07/01/20                    1,000,000       1,139,870
          Rutgers State University,
          Series U, GO,
          5.000% 05/01/14                      500,000         529,695
          Seton Hall University Project,
          Series A,
          Insured: AMBAC
          5.250% 07/01/16                      200,000         218,572
          Stevens Institute of Technology,
          Series C,
          5.000% 07/01/10                    1,120,000       1,194,973
          Series I,
          5.000% 07/01/09                      200,000         210,900
          William Patterson University,
          Series A,
          Insured: FGIC
          5.375% 07/01/21                      500,000         540,780
                                                         -------------
                                       Education Total       3,834,790
                                                         -------------
                                       EDUCATION TOTAL       3,834,790

HEALTH CARE - 4.4%

   CONTINUING CARE RETIREMENT - 0.5%
      NJ State Economic Development Authority
          Winchester Gardens,
          Series 2004 A,
          5.750% 11/01/24                      400,000         417,556
                                                         -------------
                      Continuing Care Retirement Total         417,556

   HOSPITALS - 3.9%
      NJ Economic Development Authority
          Hillcrest Health Service Systems Project,
          Insured: AMBAC
          5.000% 01/01/07                      300,000         310,497
          Lease Revenue,
          International Center for
          Public Health Project,
          Insured: AMBAC
          5.500% 06/01/09                      315,000         345,082
      NJ Health Care Facilities
          Capital Health Systems, Inc.,
          Series 2003 A,
          5.750% 07/01/23                      500,000         535,250
          Hackensack University
          Medical Center,
          5.700% 01/01/11                      500,000         542,245
          5.875% 01/01/15                      500,000         536,200

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

          Series A,
          Insured: MBIA
          5.000% 01/01/18                      500,000         517,410
          Medical Center at Princeton,
          Insured: AMBAC
          5.125% 07/01/18                      300,000         312,954
                                                         -------------
                                       Hospitals Total       3,099,638
                                                         -------------
                                     HEALTH CARE TOTAL       3,517,194

HOUSING - 1.2%

   MULTI-FAMILY - 1.2%
      NJ Middlesex County
          Improvement Authority
          Street Student Housing Project,
          Series 2004 A,
          5.000% 08/15/18                      500,000         521,875
      NJ State Housing & Mortgage
          Finance Agency
          Multi-Family Housing,
          Series B,
          Insured: FSA
          6.050% 11/01/17                      250,000         266,328
          Series E-2,
          Insured: FSA
          5.750% 11/01/25                      135,000         142,164
                                                         -------------
                                    Multi-Family Total         930,367
                                                         -------------
                                         HOUSING TOTAL         930,367

OTHER - 23.6%

   POOL/BOND BANK - 9.2%
      NJ Environmental Infrastructure Trust
          Series A,
          5.000% 09/01/14                      350,000         381,419
          5.250% 09/01/20                    1,000,000       1,083,650
          Wastewater Treatment,
          5.000% 09/01/14                    1,000,000       1,051,810
          5.000% 09/01/17                      400,000         418,872
          Series D,
          5.000% 05/01/11                      500,000         534,985
          Series G,
          Insured: FGIC
          5.000% 04/01/12                      500,000         534,455
      NJ Monmouth County Improvement
          Authority Revenue
          Government Loan,
          Insured: AMBAC
          4.000% 12/01/13                      750,000         772,425
          5.000% 12/01/12                      500,000         539,785
          Insured: FSA
          5.450% 07/15/13                      850,000         892,211

              66 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   POOL/BOND BANK - (CONTINUED)
      NJ State Economic Development
          Authority Public Schools
          Small Project Loan Program,
          5.000% 08/15/12                    1,000,000       1,103,090
                                                         -------------
                                  Pool/Bond Bank Total       7,312,702

   REFUNDED/ESCROWED (a) - 13.1%
      NJ Atlantic County Improvement
          Authority, Luxury Tax Revenue,
          Convention Center,
          Escrowed to Maturity,
          Insured: MBIA
          7.375% 07/01/10                      295,000         327,898
      NJ Bayonne Municipal Utilities
          Authority, Water Systems Revenue,
          Escrowed to Maturity,
          Insured: MBIA
          5.000% 01/01/12                      500,000         528,370
      NJ Building Authority
          State Building Revenue,
          Pre-refunded 06/15/07,
          5.000% 06/15/10                      325,000         345,260
      NJ Cherry Hill Township
          Series A, GO,
          Pre-refunded 07/15/09,
          Insured: FGIC
          5.250% 07/15/19                      500,000         543,655
      NJ Delaware River and Bay Authority
          Series A,
          Pre-refunded 01/01/10,
          Insured: AMBAC
          5.400% 01/01/14                      250,000         277,333
      NJ Economic Development
          Authority, School Facilities Construction,
          Series A,
          Pre-refunded 06/15/11
          Insured: AMBAC
          5.250% 06/15/18                      200,000         222,020
      NJ Essex County Improvement
          Authority, Lease Revenue,
          County Correction Facility Project,
          Pre-refunded 10/01/10,
          Insured: FGIC
          5.250% 10/01/11                      500,000         551,685
      NJ Evesham Township
          General Improvement,
          Series A, GO,
          Pre-refunded 09/15/06
          Insured: FGIC
          5.000% 09/15/12                      500,000         519,820

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      NJ New Jersey State Turnpike Authority
          Series 2000 A,
          Pre-refunded 01/01/10,
          Insured: MBIA
          5.750% 01/01/19                      295,000         329,562
      NJ Old Tappan Board of Education, GO,
          Pre-refunded 04/01/06,
          Insured: FGIC
          5.100% 04/01/18                      500,000         515,725
      NJ Randolph Township School District, GO,
          Insured: FGIC
          5.000% 08/01/15                      500,000         526,120
      NJ State Educational Facilities Authority
          Princeton University,
          Series B,
          Pre-refunded 07/01/09,
          5.125% 07/01/19                    1,000,000       1,082,710
          Rowan University,
          Series B,
          Pre-refunded 07/01/10
          Insured: FGIC
          5.250% 07/01/19                      250,000         275,243
      NJ State Highway Authority
          Garden State Parkway,
          Escrowed to Maturity,
          6.000% 01/01/19                    1,000,000       1,190,850
          6.200% 01/01/10                      500,000         553,165
          Pre-refunded 01/01/10,
          Insured: FGIC
          5.600% 01/01/17                      300,000         335,529
      NJ State Transportation Trust
          Fund Authority
          Transportation Systems,
          Series A,
          Escrowed to Maturity,
          5.000% 06/15/06                       20,000          20,501
          Pre-refunded 06/15/05,
          5.500% 06/15/11 (b)                  175,000         179,153
      NJ State, Certificates of Participation,
          Series A,
          Escrowed to Maturity,
          Insured: AMBAC
          5.000% 06/15/14                      500,000         555,425
      NJ Vernon Township School District
          Board of Education, GO,
          Pre-refunded 12/01/09
          Insured: FGIC
          5.375% 12/01/19                      300,000         329,556
      NJ West Deptford Township, GO,
          Pre-refunded 09/01/10,
          Insured: FGIC
          5.500% 09/01/20                      400,000         445,904

              See Accompanying Notes to Financial Statements. | 67

________________________________________________________________________________
April 30, 2005 (Unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   REFUNDED/ESCROWED - (CONTINUED)
      NJ West Orange Board of Education
          Certificates of Participation,
          Pre-refunded 10/01/09
          Insured: MBIA
          5.625% 10/01/29 (c)                  250,000         278,623
      NJ West Windsor Plainsboro
          Regional School District, GO,
          Pre-refunded 12/01/05,
          Insured: FGIC
          5.500% 12/01/14                      500,000         518,305
                                                         -------------
                               Refunded/Escrowed Total      10,452,412

   TOBACCO - 1.3%
      NJ Tobacco Settlement Financing Corp.,
          5.375% 06/01/18                    1,000,000       1,002,580
                                                         -------------
                                         Tobacco Total       1,002,580
                                                         -------------
                                           OTHER TOTAL      18,767,694

OTHER REVENUE - 1.0%

   HOTELS - 1.0%
      NJ Middlesex County Import Authority
          Heldrich Center Hotel,
          Series 2002 A,
          5.000% 01/01/20                      815,000         812,930
                                                         -------------
                                          Hotels Total         812,930
                                                         -------------
                                   OTHER REVENUE TOTAL         812,930

TAX-BACKED - 46.6%

   LOCAL APPROPRIATED - 2.8%
      NJ East Orange Board of Education
          Certificates of Participation,
          Capital Appreciation,
          Insured: FSA
          (c) 02/01/18                       1,000,000         578,300
      NJ Essex County Improvement
          Authority Project Revenue
          Lease Revenue,
          Insured: FSA
          5.000% 12/15/10                    1,000,000       1,092,690
      NJ Essex County Improvement
          Authority Lease Revenue,
          County Jail & Youth House Projects,
          Insured: AMBAC
          5.000% 12/01/08                      250,000         262,758
      NJ Middlesex County
          Certificates of Participation,
          Insured: MBIA
          5.500% 08/01/17                      250,000         276,482
                                                         -------------
                              Local Appropriated Total       2,210,230

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

   LOCAL GENERAL OBLIGATIONS - 20.3%
      NJ Cherry Hill Township
          Series B, GO,
          5.250% 07/15/11                      500,000         555,690
      NJ Flemington Raritan Regional
          School District, GO,
          Insured: FGIC
          5.700% 02/01/15                      400,000         467,056
      NJ Freehold Regional High
          School District, GO,
          Insured: FGIC
          5.000% 03/01/20                    1,205,000       1,351,757
      NJ Greenwich Township Board
          of Education, GO,
          Insured: FSA
          5.000% 01/15/13                      500,000         523,675
          5.000% 01/15/14                      800,000         837,880
      NJ Hackensack, GO,
          4.900% 03/15/09                      500,000         534,025
      NJ Hopewell Valley
          Regional School District, GO,
          Insured: FGIC
          5.000% 08/15/14                      500,000         540,455
      NJ Kearny, GO,
          Insured: FGIC
          5.250% 02/15/08                      600,000         639,390
      NJ Manalapan Englishtown
          Regional Board of Education
          Insured: FGIC
          5.750% 12/01/20                    1,325,000       1,585,137
      NJ Mercer County Improvement
          Authority Revenue, Youth Center,
          Series B,
          Insured: FGIC
          5.000% 02/15/14                      250,000         264,455
      NJ Middlesex County
          Certificates of Participation,
          Insured: MBIA
          5.000% 08/01/12                      500,000         542,720
          GO,
          5.000% 10/01/09                      500,000         542,195
      NJ North Brunswick Township
          Board of Education, GO,
          Insured: FGIC
          5.000% 02/01/10                      750,000         782,063
      NJ North Brunswick Township, GO,
          Insured: FGIC
          5.000% 05/15/12                    1,000,000       1,047,650

              68 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL GENERAL OBLIGATIONS - (CONTINUED)
      NJ Ocean County Utilities Authority
          Wastewater Revenue, GO,
          5.250% 01/01/18                    1,000,000       1,087,770
      NJ Parsippany-Troy Hills Township, GO,
          Insured: MBIA
          5.000% 12/01/15                      500,000         531,325
      NJ Passaic County, GO,
          Insured: FSA
          5.200% 09/01/16                    1,500,000       1,702,290
      NJ Pleasantville School District, GO,
          Insured: MBIA
          5.000% 02/15/11                      500,000         524,330
      NJ Summit, GO,
          5.250% 06/01/16                    1,205,000       1,366,542
      NJ Trenton, GO,
          Insured: FGIC
          5.700% 03/01/19                      250,000         273,415
      NJ Union County
          General Improvement, GO,
          5.125% 02/01/16                      250,000         269,633
          Improvement Authority Revenue,
          Guaranteed Lease Educational
          Services Commission,
          5.050% 03/01/08                      125,000         131,021
                                                         -------------
                       Local General Obligations Total      16,100,474

   SPECIAL NON-PROPERTY TAX - 3.9%
      IL State Dedicated Tax
          Capital Appreciation
          Civic Center,
          Series B,
          Insured: AMBAC
          (c) 12/15/17                       3,000,000       1,710,300
      NJ Economic Development Authority
          Capital Appreciation Motor Vehicle,
          Series A,
          Insured: MBIA
          (c) 07/01/21                       1,255,000         613,005
          Cigarette Tax,
          5.500% 06/15/24                      750,000         793,387
                                                         -------------
                        Special Non-Property Tax Total       3,116,692

   STATE APPROPRIATED - 13.6%
      NJ Building Authority
          State Building Revenue,
          Insured: MBIA
          5.000% 06/15/18                    1,000,000       1,055,040
          Un-refunded,
          5.000% 06/15/10                      275,000         289,602

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      NJ Economic Development Authority
          School Facilities Construction,
          Series A,
          Insured: AMBAC
          5.500% 06/15/12                      500,000         566,050
          State Office Building Projects,
          Insured: AMBAC
          5.250% 06/15/08                      250,000         267,468
      NJ Sports & Exposition Authority
          Series A,
          5.000% 09/01/12                      250,000         273,788
          Series C,
          5.000% 03/01/11                      500,000         543,210
      NJ State Educational Facilities Authority
          Dormitory Safety Trust Fund,
          Series A,
          5.000% 03/01/15                    2,855,000       3,053,422
          Higher Education Facilities
          Trust Fund, Series A,
          Insured: AMBAC
          5.125% 09/01/10                      500,000         513,995
      NJ State Transportation Trust
          Fund Authority
          Series 2003 A,
          Insured: AMBAC
          5.500% 12/15/15                    1,000,000       1,146,700
          Series B,
          Insured: AMBAC
          5.250% 12/15/23                    1,000,000       1,131,900
          Transportation Systems,
          Series A,
          5.625% 06/15/12                      400,000         451,660
          Insured: AMBAC
          5.750% 06/15/15                    1,000,000       1,152,790
          Un-refunded,
          5.000% 06/15/06                      380,000         388,831
                                                         -------------
                              State Appropriated Total      10,834,456

   STATE GENERAL OBLIGATIONS - 6.0%
      NJ State
          Series H,
          Insured: MBIA
          5.250% 07/01/16                    2,000,000       2,254,120
          Series L,
          Insured: AMBAC
          5.250% 07/15/18                    1,000,000       1,136,070
      PR Commonwealth of Puerto Rico,
          Insured: MBIA
          6.000% 07/01/16                      250,000         300,688
          Series A,
          5.000% 07/01/30 (d)                1,000,000       1,081,190
                                                         -------------
                       State General Obligations Total       4,772,068
                                                         -------------
                                      TAX-BACKED TOTAL      37,033,920

              See Accompanying Notes to Financial Statements. | 69

________________________________________________________________________________
April 30, 2005 (Unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TRANSPORTATION - 10.9%

   TOLL FACILITIES - 3.3%
      NJ Burlington County
          Bridge Commission Lease Revenue,
          County Guaranteed Governmental
          Leasing Program,
          5.250% 08/15/18                    1,130,000       1,229,711
      NJ State Turnpike Authority Revenue
          Series B,
          Insured: AMBAC
          (c) 01/01/35                         500,000         317,390
      PA Delaware
          River Joint Toll Bridge Revenue,
          5.250% 07/01/11                    1,000,000       1,099,830
                                                         -------------
                                 Toll Facilities Total       2,646,931

   TRANSPORTATION - 7.6%
      NJ State Transit Corp.
          Federal Transit Administration Grants,
          Certificates of Participation,
          Series 2002 A,
          Insured: AMBAC
          5.500% 09/15/15                    2,895,000       3,298,216
      PA Delaware River Port Authority
          Series B,
          Insured: AMBAC
          5.250% 01/01/09                    2,500,000       2,698,625
                                                         -------------
                                  Transportation Total       5,996,841
                                                         -------------
                                  TRANSPORTATION TOTAL       8,643,772

UTILITIES - 6.1%

   MUNICIPAL ELECTRIC - 1.4%
      PR Commonwealth of Puerto Rico
          Electric Power Authority
          Series DD,
          Insured: FSA
          5.250% 07/01/15                      250,000         269,275
          Series NN,
          Insured: MBIA
          5.250% 07/01/19                      750,000         862,935
                                                         -------------
                              Municipal Electric Total       1,132,210

   WATER & SEWER - 4.7%
      NJ Cape May County Municipal
          Utilities Authority
          Series A,
          Insured: FSA
          5.750% 01/01/16                    1,000,000       1,168,760
      NJ Middlesex County Utilities Authority
          Sewer Revenue,
          Series A,
          Insured: FGIC
          5.000% 12/01/12                      400,000         422,040

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      NJ North Jersey District Water Supply
          Wanaque North Project
          Insured: MBIA
          5.000% 11/15/10                      500,000         527,245
      NJ Southeast Morris County
          Municipal Utilities Authority
          Water Revenue,
          Insured: MBIA
          5.000% 01/01/10                    1,055,000       1,141,046
      NJ Wastewater Treatment Trust
          Series A,
          5.000% 09/01/06                      450,000         463,582
                                                         -------------
                                   Water & Sewer Total       3,722,673
                                                         -------------
                                       UTILITIES TOTAL       4,854,883

                                 Total Municipal Bonds
                                 (cost of $74,513,066)      78,395,550

SHORT-TERM OBLIGATIONS - 0.5%

VARIABLE RATE DEMAND NOTES (e) - 0.5%
      IA Hills Healthcare Revenue
          Mercy Hospital Project,
          Series 2002,
          2.850% 08/01/32                      100,000         100,000
      IL Health Facilities Authority
          OSF Healthcare System,
          Series 2002,
          2.890% 11/15/27                      100,000         100,000
      MN Higher Education Facilities Authority
          St. Olaf College,
          Series 2000,
          2.900% 10/01/30                      200,000         200,000
                                                         -------------
                      VARIABLE RATE DEMAND NOTES TOTAL         400,000

                          Total Short-Term Obligations
                                    (cost of $400,000)         400,000

                             TOTAL INVESTMENTS - 99.1%
                             (COST OF $74,913,066) (f)      78,795,550

                OTHER ASSETS & LIABILITIES, NET - 0.9%         708,819

                                   NET ASSETS - 100.0%      79,504,369

              70 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) A portion of this security with a market value of $81,898 is pledged as collateral for open futures contracts.

(c)   Zero coupon bond.

(d) Variable rate security. The interest rate shown reflects the rate at April 30, 2005.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2005.

(f)   Cost for federal income tax purposes is $74,884,438.

                  ACRONYM                        NAME
                  -------                        ----
                   AMBAC                Ambac Assurance Corp.
                   FGIC            Financial Guaranty Insurance Co.
                    FSA           Financial Security Assurance, Inc.
                    GO                    General Obligation
                   MBIA                  MBIA Insurance Corp.

At April 30, 2005, the Fund held the following open short futures contracts:

              NUMBER OF               AGGREGATE   EXPIRATION    UNREALIZED
TYPE          CONTRACTS   VALUE      FACE VALUE      DATE      DEPRECIATION
----          ---------   -----      ----------   ----------   ------------
10-Year U.S.
 Treasury Notes   23    $2,562,703   $2,533,287     Jun-05      $(29,416)

              See Accompanying Notes to Financial Statements. | 71

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005 (Unaudited)    Columbia New York Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - 98.0%

EDUCATION - 9.8%

   EDUCATION - 9.0%
      NY State Dormitory Authority
          Brooklyn Law School,
          Series A,
          Insured: RAD
          5.250% 07/01/10                      500,000         544,995
          Columbia University,
          Series B,
          5.375% 07/01/15                    1,000,000       1,107,270
          Fordham University,
          Insured: FGIC
          5.000% 07/01/07                      890,000         930,949
          Mount Sinai School of Medicine,
          Series B,
          Insured: MBIA
          5.700% 07/01/11                    1,175,000       1,282,877
          New York University,
          Series 1,
          Insured: AMBAC
          5.500% 07/01/15                    1,205,000       1,384,111
          Series 2,
          Insured: AMBAC
          5.500% 07/01/21                      900,000         990,702
          Series A,
          Insured: MBIA
          5.750% 07/01/20                    2,000,000       2,395,100
          6.000% 07/01/17                    2,475,000       2,993,463
                                                         -------------
                                       Education Total      11,629,467

   PREP SCHOOL - 0.8%
      NY City Industrial Development Agency
          Civic Facility Trinity,
          Episcopal School Corp. Project,
          Insured: MBIA
          5.250% 06/15/17                    1,000,000       1,065,920
                                                         -------------
                                     Prep School Total       1,065,920
                                                         -------------
                                       EDUCATION TOTAL      12,695,387

HEALTH CARE - 6.3%

   HOSPITALS - 5.1%
      NY City Health & Hospital Corp., Series A,
          Insured: AMBAC
          5.000% 02/15/11                    2,000,000       2,176,240
      NY State Dormitory Authority
          Long Island Jewish Medical Center,
          5.000% 05/01/11                      820,000         875,571
          Memorial Sloan-Kettering Cancer Center,
          Capital Appreciation, Series 1,
          Insured: MBIA
          (a) 07/01/25                       3,750,000       1,504,238

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

          New York Methodist Hospital,
          5.250% 07/01/24                    1,000,000       1,065,070
          White Plains Hospital,
          Insured: FHA
          4.625% 02/15/18                      635,000         663,264
      NY Saratoga County Industrial
          Development Agency
          Civic Facilities Revenue,
          Saratoga Hospital Project,
          Series 2004 A,
          5.000% 12/01/13                      250,000         262,870
                                                         -------------
                                       Hospitals Total       6,547,253

   NURSING HOMES - 1.2%
      NY State Dormitory Authority
          AIDS Long Term Health Care Facility,
          Insured: SONYMA
          5.000% 11/01/12                      500,000         532,700
          Gurwin Nursing Home, Series 2005 A,
          Insured: FHA
          4.400% 02/15/20                    1,000,000       1,019,090
                                                         -------------
                                   Nursing Homes Total       1,551,790
                                                         -------------
                                     HEALTH CARE TOTAL       8,099,043

HOUSING - 0.5%

   MULTI-FAMILY - 0.1%
      NY State Housing Finance
          Agency Revenue
          Multi-Family Mortgage Housing,
          Series A,
          Insured: FHA
          6.950% 08/15/12                      145,000         147,878
                                                         -------------
                                    Multi-Family Total         147,878

   SINGLE FAMILY - 0.4%
      NY State Mortgage Agency Revenue
          Homeowner Mortgage, Series 96,
          5.200% 10/01/14                      535,000         546,594
                                                         -------------
                                   Single Family Total         546,594
                                                         -------------
                                         HOUSING TOTAL         694,472

OTHER - 25.8%

   OTHER - 0.9%
      NY City Industrial Development Agency
          Civic Facility Revenue,
          United Jewish Appeal, Series A,
          5.000% 07/01/27                      625,000         656,869
      NY Westchester County Industrial
          Development Agency
          Civic Facilities Revenue,
          Guiding Eyes for the Blind,
          5.375% 08/01/24                      500,000         520,760
                                                         -------------
                                           Other Total       1,177,629

              72 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)    Columbia New York Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   POOL/BOND BANK - 0.2%
      NY State Environmental Facilities Corp.,
          Pollution Control Revenue,
          New York City Municipal Water,
          Un-refunded,
          5.750% 06/15/12                      185,000         212,230
                                                         -------------
                                  Pool/Bond Bank Total         212,230

   REFUNDED/ESCROWED  (b) - 23.9%
      NY City Municipal Water Finance
          Authority, Water & Sewer Systems,
          Refunded,
          Series B,
          Escrowed to Maturity,
          5.000% 06/15/05                    1,750,000       1,755,547
      NY City Transitional Finance Authority,
          Series C,
          Pre-refunded 05/01/10,
          5.500% 11/01/29                    3,000,000       3,372,630
      NY City, Series I, GO,
          Pre-refunded 04/15/07,
          6.000% 04/15/09                      770,000         823,477
      NY Long Island Power Authority
          Electric Systems Revenue, Series A,
          Escrowed to Maturity
          Insured: FSA
          5.500% 12/01/13                    2,000,000       2,280,600
      NY Metropolitan Transportation
          Authority
          Dedicated Tax Fund, Series A,
          Pre-refunded 10/01/10,
          Insured: MBIA
          5.500% 04/01/16                    1,000,000       1,118,380
          Pre-refunded 10/01/15,
          Insured: FGIC
          5.000% 04/01/23                    2,000,000       2,230,440
          Transportation Facilities, Series A,
          Pre-refunded 07/01/09,
          6.000% 07/01/19                    2,000,000       2,236,880
      NY Monroe Woodbury Central
          School District, GO, Refunded,
          Economically Defeased,
          Insured: MBIA
          5.625% 05/15/18                    1,000,000       1,049,410
      NY Municipal Assistance Corp.
          Refunded, Series L,
          Economically Defeased,
          6.000% 07/01/08                    1,500,000       1,640,370
      NY Onondaga County
          GO, Refunded,
          Economically Defeased,
          5.875% 02/15/10                      285,000         321,118

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      NY State Dormitory Authority
          City University Systems,
          Consolidated 4th Generation,
          Series A,
          Pre-refunded 07/01/11
          Insured: FGIC
          5.500% 07/01/16                    2,280,000       2,563,336
          State University Dormitory
          Facilities, Series A,
          Pre-refunded 07/01/10,
          6.000% 07/01/30                    1,000,000       1,147,630
          Pre-refunded 07/01/12,
          5.375% 07/01/19                    1,130,000       1,273,227
      NY State Environmental
          Facilities Corp., Pollution Control Revenue
          State Water,
          New York City Municipal Water,
          Series A,
          Escrowed to Maturity,
          5.750% 06/15/12                      600,000         690,816
          5.750% 06/15/12                    1,215,000       1,398,902
      NY Triborough Bridge & Tunnel
          Authority, General Purpose,
          Series B,
          Pre-refunded 01/01/22,
          5.500% 01/01/30                    2,000,000       2,324,940
          Series X,
          Escrowed to Maturity,
          6.000% 01/01/12                      750,000         850,275
          6.625% 01/01/12                      300,000         353,184
          Series Y,
          Escrowed to Maturity
          5.500% 01/01/17                    2,000,000       2,298,720
      PA Elizabeth Forward School District,
          Capital Appreciation, Series B, GO,
          Escrowed to Maturity,
          Insured: MBIA
          (a) 09/01/20                       2,210,000       1,103,409
                                                         -------------
                               Refunded/Escrowed Total      30,833,291

   TOBACCO - 0.8%
      PR Commonwealth of Puerto Rico
          Childrens Trust Fund
          Tobacco Settlement,
          5.000% 05/15/08                    1,000,000       1,028,090
                                                         -------------
                                         Tobacco Total       1,028,090
                                                         -------------
                                           OTHER TOTAL      33,251,240

              See Accompanying Notes to Financial Statements. | 73

________________________________________________________________________________
April 30, 2005 (Unaudited)    Columbia New York Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER REVENUE - 1.6%

   RECREATION - 1.6%
      NY City Trust for Cultural Resources
          American Museum National History,
          Class A,
          Insured: MBIA
          5.600% 04/01/18                    2,000,000       2,118,940
                                                         -------------
                                      Recreation Total       2,118,940
                                                         -------------
                                   OTHER REVENUE TOTAL       2,118,940

RESOURCE RECOVERY - 1.2%

   DISPOSAL - 1.2%
      NY Hempstead Town Industrial
          Development Authority
          Resource Recovery,
          America Ref-Fuel Co. Project,
          5.000% 12/01/10                    1,500,000       1,581,105
                                                         -------------
                                        Disposal Total       1,581,105
                                                         -------------
                               RESOURCE RECOVERY TOTAL       1,581,105

TAX-BACKED - 36.4%

   LOCAL APPROPRIATED - 1.3%
      NY State Dormitory Authority
          Court Facilities,
          Series A,
          5.250% 05/15/11                    1,500,000       1,641,525
                                                         -------------
                              Local Appropriated Total       1,641,525

   LOCAL GENERAL OBLIGATIONS - 10.9%
      NY City Capital Appreciation
          Series F, GO,
          Insured: MBIA
          (a) 08/01/08                       2,060,000       1,863,806
      NY City
          Series 1997 I,
          6.000% 04/15/09                      230,000         245,973
          Series B, GO,
          5.250% 08/01/15                    2,000,000       2,190,060
          Series F, GO,
          5.000% 08/01/09                    1,000,000       1,070,210
          Series G, GO,
          Insured: MBIA
          (a) 08/01/08                       2,500,000       2,261,900
          Series J, GO,
          5.500% 06/01/16                    1,250,000       1,373,000
      NY Monroe County Public
          Improvement, GO,
          Un-refunded,
          Insured: MBIA
          6.000% 03/01/16                    1,210,000       1,443,433
          6.100% 03/01/09                       15,000          15,169

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      NY Onondaga County, GO,
          Un-refunded,
          5.875% 02/15/10 (c)                  215,000         241,258
      NY Orleans County, GO,
          6.500% 09/15/08                      100,000         110,918
      NY Red Hook Central School District
          GO,
          Insured: FSA
          5.125% 06/15/17                      890,000         961,262
      NY Rensselaer County
          Series A, GO,
          Insured: AMBAC,
          5.250% 06/01/11                      545,000         604,443
      NY Orange County, GO,
          5.000% 07/15/18 (d)                1,500,000       1,672,290
                                                         -------------
                       Local General Obligations Total      14,053,722

   SPECIAL NON-PROPERTY TAX - 7.3%
      NY State Dormitory Authority
          State Personal Income Tax Revenue,
          Refunding Education, Series B,
          Insured: AMBAC
          5.500% 03/15/26                    1,000,000       1,181,050
      NY Metropolitan Transportation
          Authority, Dedicated Tax Fund,
          Series A,
          Insured: FGIC
          5.250% 11/15/18                      800,000         911,880
      NY State Environmental Facilities Corp.
          Personal Income Tax Revenue,
          Series A,
          Insured: FGIC
          5.000% 12/15/24                    2,000,000       2,127,160
      NY State Local Government
          Assistance Corp.
          Series E,
          6.000% 04/01/14                    3,540,000       4,144,986
          Subordinated Lien, Series A-2,
          5.000% 04/01/09                    1,000,000       1,070,780
                                                         -------------
                        Special Non-Property Tax Total       9,435,856

   STATE APPROPRIATED - 14.4%
      NY State Dormitory Authority
          4201 Schools Program,
          6.250% 07/01/20                    1,685,000       1,907,066
          City University System,
          Consolidated 2nd Generation,
          Series A,
          Insured: AMBAC
          6.125% 07/01/13                    2,000,000       2,279,320
          Consolidated 3rd Generation,
          Series 1,
          5.250% 07/01/11                    1,000,000       1,095,180

              74 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)    Columbia New York Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   STATE APPROPRIATED - (CONTINUED)
          Series B,
          Insured: AMBAC
          5.250% 11/15/26 (e)                1,500,000       1,651,785
          State University, Series 2000 C,
          Insured: FSA
          5.750% 05/15/17                    1,250,000       1,477,150
          State University Educational
          Facilities Project,
          Series 1993 A,
          5.250% 05/15/15                    2,000,000       2,221,700
      NY State Housing Finance Agency
          Service Contract,
          Series K,
          5.000% 03/15/10                    1,485,000       1,597,415
      NY State Thruway Authority
          Service Contract,
          Local Highway & Bridge,
          5.250% 04/01/11                    2,000,000       2,202,540
      NY State Urban Development Corp.
          Correctional & Youth Facility Services,
          Series 2002 A,
          5.000% 01/01/17                    2,000,000       2,148,780
          Series A,
          4.000% 01/01/28                    2,000,000       2,044,500
                                                         -------------
                              State Appropriated Total      18,625,436

   STATE GENERAL OBLIGATIONS - 2.5%
      NY State, GO,
          Series A,
          6.500% 07/15/06                    2,000,000       2,086,360
      PR Commonwealth of Puerto Rico, GO,
          Series A,
          5.000% 07/01/30 (e)                1,000,000       1,081,190
                                                         -------------
                       State General Obligations Total       3,167,550
                                                         -------------
                                      TAX-BACKED TOTAL      46,924,089

TRANSPORTATION - 9.1%

   PORTS - 1.2%
      NY & NJ Port Authority
          Consolidated One Hundred Thirty Fifth,
          Insured: XLC
          5.000% 09/15/28                    1,500,000       1,583,610
                                                         -------------
                                           Ports Total       1,583,610

   TOLL FACILITIES - 7.9%
      NY State Thruway Authority
          Highway & Bridge Trust Fund, Series B-1,
          Insured: FGIC
          5.500% 04/01/10                    1,535,000       1,697,879
          5.750% 04/01/16                    2,000,000       2,236,940

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

          Second General Highway & Bridge, Series A,
          Insured: MBIA
          5.000% 04/01/22                      500,000         537,210
          5.250% 04/01/17                    1,750,000       1,920,887
          Service Contract,
          Local Highway & Bridge,
          5.250% 04/01/09                    1,500,000       1,617,060
          NY Triborough Bridge & Tunnel Authority
          General Purpose,
          Series B,
          5.000% 11/15/09                    2,000,000       2,152,240
                                                         -------------
                                 Toll Facilities Total      10,162,216
                                                         -------------
                                  TRANSPORTATION TOTAL      11,745,826

UTILITIES - 7.3%

   JOINT POWER AUTHORITY - 1.6%
      NY State Power Authority
          Series A,
          5.000% 11/15/07                    2,000,000       2,104,800
                                                         -------------
                           Joint Power Authority Total       2,104,800

   MUNICIPAL ELECTRIC - 3.9%
      NY Long Island Power Authority
          Electric Systems Revenue,
          Series A,
          5.000% 06/01/09                    2,000,000       2,134,520
          Series C,
          5.500% 09/01/21                    1,000,000       1,092,810
      PR Commonwealth of Puerto Rico
          Electric Power Authority
          Series 1997 BB,
          Insured: MBIA
          6.000% 07/01/12                    1,000,000       1,171,140
          Series NN,
          Insured: MBIA
          5.250% 07/01/19                      500,000         575,290
                                                         -------------
                              Municipal Electric Total       4,973,760

   WATER & SEWER - 1.8%
      NY City Municipal Water
          Finance Authority
          Water & Sewer Systems,
          Series B,
          Insured: MBIA
          5.750% 06/15/26                      485,000         506,190
          Series C,
          Insured: FGIC
          5.000% 06/15/21                    1,725,000       1,797,658
                                                         -------------
                                   Water & Sewer Total       2,303,848
                                                         -------------
                                       UTILITIES TOTAL       9,382,408

                                 Total Municipal Bonds
                                (cost of $119,318,814)     126,492,510

              See Accompanying Notes to Financial Statements. | 75

________________________________________________________________________________
April 30, 2005 (Unaudited)    Columbia New York Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 2.2%

VARIABLE RATE DEMAND NOTES (f)- 2.2%
      NY City Municipal Water Finance Authority
          Water & Sewer Systems,
          Series 1994 G,
          SPA: FGIC
          2.820% 06/15/24                      900,000         900,000
      NY City
          Series A-4,
          LOC: Depfa Bank PLC
          2.820% 05/01/22                      300,000         300,000
          Subseries 1993 A-7,
          2.820% 08/01/21                    1,000,000       1,000,000
      NY Long Island Power Authority
          Subseries 1998 2B
          LOC: Bayerische Landesbank
          2.820% 05/01/33                      600,000         600,000
                                                         -------------
                      VARIABLE RATE DEMAND NOTES TOTAL       2,800,000

                          Total Short-Term Obligations
                                  (cost of $2,800,000)       2,800,000

                            TOTAL INVESTMENTS - 100.2%
                            (COST OF $122,118,814) (g)     129,292,510

              OTHER ASSETS & LIABILITIES, NET - (0.2)%        (213,823)

                                   NET ASSETS - 100.0%     129,078,687

NOTES TO INVESTMENT PORTFOLIO:

(a)   Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c) A portion of this security with a market value of $106,602 is pledged as collateral for open futures contracts.

(d)   Security purchased on a delayed delivery basis.

(e) Variable rate security. The interest rate shown reflects the rate at April 30, 2005.

(f) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at April 30, 2005.

(g)   Cost for federal income tax purposes is $122,069,390.

                  ACRONYM                        NAME
                  -------                        ----
                   AMBAC                Ambac Assurance Corp.
                   FGIC            Financial Guaranty Insurance Co.
                    FHA             Federal Housing Administration
                    FSA           Financial Security Assurance, Inc.
                    GO                    General Obligation
                    LOC            Letter of Credit/Line of Credit
                   MBIA                  MBIA Insurance Corp.
                  SONYMA          State of New York Mortgage Agency
                    SPA              Stand-by Purchase Agreement
                    XLC               XL Capital Assurance, Inc.

--------------------------------------------------------------------------------
At April 30, 2005, the Fund held the following open short futures contracts:

                  NUMBER OF                AGGREGATE    EXPIRATION   UNREALIZED
TYPE              CONTRACTS     VALUE      FACE VALUE     DATED      EPRECIATION
----              ---------     -----      ----------   ----------   -----------
10-Year U.S.
 Treasury Notes      34       $3,788,344   $3,744,860     Jun-05      $(43,484)

              76 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005 (Unaudited)
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - 98.9%

EDUCATION - 15.2%

   EDUCATION - 15.2%
      PA Erie
          Higher Education Building Authority,
          Mercyhurst College Project,
          Series 2004 B,
          5.000% 03/15/14                      255,000         267,011
      PA Lancaster County Higher
          Education Authority
          Franklin & Marshall College,
          Series A,
          5.000% 04/15/10                      500,000         538,740
      PA State Higher Educational
          Facilities Authority
          State Systems Higher Education,
          Series T,
          Insured: AMBAC
          5.000% 06/15/12                      750,000         813,082
          University of Sciences, Series A,
          Insured: XLC
          5.000% 11/01/16                      360,000         391,612
          Widener University,
          5.000% 07/15/10                      500,000         530,645
      PA State University
          5.250% 08/15/11                    1,000,000       1,106,070
                                                         -------------
                                       Education Total       3,647,160
                                                         -------------
                                       EDUCATION TOTAL       3,647,160

HEALTH CARE - 3.3%

   CONTINUING CARE RETIREMENT - 2.2%
      PA Delaware County Authority Revenue
          Dunwoody Village, Inc., Series A,
          5.000% 04/01/09                      500,000         527,250
                                                         -------------
                      Continuing Care Retirement Total         527,250

   HOSPITALS - 1.1%
      PA State Higher Educational
          Facilities Authority
          University of Pennsylvania,
          Health Systems, Series A,
          Insured: AMBAC
          5.000% 08/15/18                      250,000         270,935
                                                         -------------
                                      Hospitals Total          270,935
                                                         -------------
                                     HEALTH CARE TOTAL         798,185

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

INDUSTRIALS - 4.6%

   OTHER INDUSTRIAL DEVELOPMENT BOND - 4.6%
      PA State Industrial Development Authority
          Economic Development,
          Insured: AMBAC
          5.250% 07/01/11                    1,000,000       1,101,000
                                                         -------------
               Other Industrial Development Bond Total       1,101,000
                                                         -------------
                                     INDUSTRIALS TOTAL       1,101,000

OTHER - 19.4%

   POOL/BOND BANK - 3.8%
      PA State Finance Authority
          Penn Hills, Series A,
          Insured: FGIC
          5.500% 12/01/22                      835,000         915,527
                                                         -------------
                                  Pool/Bond Bank Total         915,527

   REFUNDED/ESCROWED  (a) - 15.6%
      PA Harrisburg Authority Revenue
          Pooled Building Program, Series II,
          Pre-refunded 09/15/07,
          Insured: MBIA
          5.600% 09/15/11                      500,000         528,695
      PA Philadelphia School District
          Series A, GO,
          Pre-refunded 02/01/12,
          Insured: FSA
          5.500% 02/01/15                    1,000,000       1,129,420
      PA State Finance Authority
          Penn Hills, Series A,
          Pre-refunded 12/01/10,
          Insured: FGIC
          5.500% 12/01/22                      165,000         184,275
      PA State Second Series, GO,
          Pre-refunded 10/15/07
          5.000% 10/15/15                    1,000,000       1,063,200
      PA Warwick School District
          Lancaster County, GO,
          Pre-refunded 08/15/11
          Insured: FGIC
          5.250% 02/15/12                      750,000         832,253
                                                         -------------
                               Refunded/Escrowed Total       3,737,843
                                                         -------------
                                           OTHER TOTAL       4,653,370

TAX-BACKED - 43.6%

   LOCAL GENERAL OBLIGATIONS - 37.8%
      PA Allegheny County
          Series C-49, GO,
          Insured: MBIA,
          5.000% 04/01/08                      500,000         528,915
      PA Central York School District, GO,
          Insured: FGIC
          5.000% 06/01/10                      500,000         541,820

              See Accompanying Notes to Financial Statements. | 77

________________________________________________________________________________
April 30, 2005 (Unaudited)
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL GENERAL OBLIGATIONS - (CONTINUED)
      PA Chambersburg Area School District, GO,
          Insured: FSA
          5.000% 06/15/12                      300,000         325,233
      PA Chester County, GO,
          5.000% 06/15/15                      500,000         525,225
      PA Delaware County, GO,
          5.125% 10/01/16                      500,000         534,065
      PA Ephrata Area School District, GO,
          Series A,
          Insured: FGIC
          5.000% 04/15/14                      750,000         814,297
      PA North Allegheny School District
          Insured: FGIC
          5.500% 11/01/08                    1,000,000       1,083,400
      PA Northampton County, GO,
          5.000% 08/15/16                    1,000,000       1,061,120
      PA Norwin School District, GO,
          Series B,
          Insured: MBIA
          5.000% 04/01/13                      575,000         617,171
      PA Oxford Area School District, GO,
          Series A,
          Insured: FGIC
          5.250% 02/15/11                      500,000         551,430
      PA Philadelphia School District, GO,
          Series 2004 D,
          Insured: FGIC
          5.000% 06/01/15                      250,000         271,965
      PA Philadelphia, GO,
          Series A,
          Insured: XLC
          5.250% 02/15/15                      315,000         342,377
      PA Pittsburgh School District, GO,
          Insured: FSA
          5.500% 09/01/12                      500,000         562,240
      PA Pittsburgh School District, GO,
          Series A,
          Insured: MBIA
          5.000% 09/01/17 (c)                  170,000         183,673
      PA Upper Saint Clair Township
          School District, GO,
          Insured: FSA
          5.375% 07/15/13                    1,000,000       1,118,600
                                                         -------------
                       Local General Obligations Total       9,061,531

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

   SPECIAL NON-PROPERTY TAX - 2.3%
      PA Pittsburgh & Allegheny County
          Public Auditorium Hotel Room,
          Insured: AMBAC
          5.250% 02/01/12                      500,000         543,155
                                                         -------------
                        Special Non-Property Tax Total         543,155

   STATE GENERAL OBLIGATIONS - 3.5%
      PA State, GO,
          5.500% 02/01/15                      500,000         574,745
      PR Commonwealth of Puerto Rico
          Public Finance Corp.
          Series 2004 A,
          Insured: AMBAC
          5.250% 08/01/30  (b)                 240,000         266,203
                                                         -------------
                       State General Obligations Total         840,948
                                                         -------------
                                      TAX-BACKED TOTAL      10,445,634

TRANSPORTATION - 2.3%

   TOLL FACILITIES - 2.3%
      PA Delaware
          River Joint Toll Bridge Revenue,
          5.250% 07/01/11 (d)                  500,000         549,915
                                                         -------------
                                 Toll Facilities Total         549,915
                                                         -------------
                                  TRANSPORTATION TOTAL         549,915

UTILITIES - 10.5%

   MUNICIPAL ELECTRIC - 2.4%
      PR Commonwealth of Puerto Rico
          Electric Power Authority
          Series NN,
          Insured: MBIA
          5.250% 07/01/19                      500,000         575,290
                                                         -------------
                              Municipal Electric Total         575,290

   WATER & SEWER - 8.1%
      PA Allegheny County
          Sanitation Authority Revenue, Series A,
          Insured: MBIA
          5.000% 12/01/17 (c)                  265,000         289,960
      PA Lancaster County
          Sewer Authority Revenue,
          Insured: MBIA
          5.000% 04/01/16                      500,000         542,470
      PA Philadelphia
          Water & Waste Water Revenue,
          Insured: MBIA
          5.625% 06/15/09                    1,000,000       1,097,050
                                                         -------------
          `                        Water & Sewer Total       1,929,480
                                                         -------------
                                       UTILITIES TOTAL       2,504,770

                                 Total Municipal Bonds
                                 (cost of $22,482,886)      23,700,034

              78 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

                                                SHARES       VALUE ($)
----------------------------------------------------------------------

INVESTMENT COMPANY - 0.0%

      Dreyfus Tax-Exempt Cash
          Management Fund                            1               1
                                                         -------------

                              Total Investment Company
                                          (cost of $1)               1

                                               PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 2.1%

VARIABLE RATE DEMAND NOTES (e) - 2.1%
      FL Alachua Health Facilities Authority
          Continuing Care, Oak Hammock,
          University of Florida Project,
          Series 2002 A,
          LOC: BNP Paribas
          2.850% 10/01/32                      200,000         200,000
      IL Health Facilities Authority
          OSF Healthcare System,
          Series 2002 A,
          LOC: Fifth Third Bank
          2.870% 11/15/27                      100,000         100,000
      IN Health Facility Financing Authority
          Fayette Memorial Hospital
          Association, Inc.,
          Series 2002 A,
          LOC: U.S. Bank N.A.
          2.900% 10/01/32                      200,000         200,000
                                                         -------------
                      VARIABLE RATE DEMAND NOTES TOTAL         500,000

                          Total Short-Term Obligations
                                    (cost of $500,000)         500,000

                            TOTAL INVESTMENTS - 101.0%
                             (COST OF $22,982,887) (f)      24,200,035

              OTHER ASSETS & LIABILITIES, NET - (1.0)%        (238,217)

                                   NET ASSETS - 100.0%      23,961,818

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Variable rate security. The interest rate shown reflects the rate as of April 30, 2005.

(c)   Security purchased on a delayed delivery basis.

(d)   This security is tax-exempt in New Jersey and Pennsylvania.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2005.

(f)   Cost for federal income tax purposes is $22,963,593.

                  ACRONYM                        NAME
                  -------                        ----
                   AMBAC                Ambac Assurance Corp.
                   FGIC            Financial Guaranty Insurance Co.
                    FSA           Financial Security Assurance, Inc.
                    GO                    General Obligation
                    LOC            Letter of Credit/Line of Credit
                   MBIA                  MBIA Insurance Corp.
                    XLC               XL Capital Assurance, Inc.

              See Accompanying Notes to Financial Statements. | 79

INVESTMENT PORTFOLIO ___________________________________________________________
April 30, 2005 (Unaudited)
                          Columbia Rhode Island Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - 98.1%

EDUCATION - 21.0%

   EDUCATION - 20.2%
      PR Commonwealth of Puerto Rico
          Industrial, Tourist, Educational,
          Medical & Environmental
          Control Facilities
          Inter-American University,
          Series A,
          Insured: MBIA
          5.250% 10/01/12                      360,000         395,334
          5.375% 10/01/13                    1,550,000       1,710,068
          5.500% 10/01/14                      350,000         388,300
      RI State Health & Educational
          Building Corp.
          Higher Education Facility:
          Johnson & Wales
          Insured: XLC
          5.250% 04/01/16                    1,485,000       1,613,601
          Series 1999,
          Insured: MBIA
          5.500% 04/01/17                    1,000,000       1,146,220
          5.500% 04/01/18                    1,420,000       1,633,256
          Providence College,
          Series A,
          Insured: XLC
          5.000% 11/01/24                    2,500,000       2,618,475
          Rhode Island University, Series B,
          Insured: AMBAC
          5.500% 09/15/20                    2,000,000       2,202,780
          5.700% 09/15/30                    2,250,000       2,492,955
          Roger Williams,
          Insured: AMBAC
          5.000% 11/15/18                    1,000,000       1,071,080
          5.125% 11/15/14                    1,000,000       1,081,520
          Insured: CON
          5.250% 11/15/16                    1,000,000       1,052,020
          Series D,
          Insured: XLC
          5.500% 08/15/17                    1,345,000       1,501,007
          Brown University,
          5.000% 09/01/15                    1,000,000       1,048,800
          Insured: XLC
          5.500% 08/15/16                    1,340,000       1,500,961
          University of Rhode Island,
          Steam Department
          Transportation Authority,
          Insured: FSA
          5.000% 11/01/19                      750,000         802,837

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      RI State Health & Educational Building Corp.
          Higher Education Facility
          Series A,
          Insured: AMBAC
          5.000% 09/15/13                    1,040,000       1,137,604
          5.250% 09/15/20                    1,020,000       1,116,747
                                                         -------------
                                       Education Total      24,513,565

   PREP SCHOOL - 0.8%
      RI Health & Educational
          Building Corp.
          Educational Institution Revenue,
          Times2 Academy,
          5.000% 12/15/24                    1,000,000       1,027,640
                                                         -------------
                                     Prep School Total       1,027,640
                                                         -------------
                                       EDUCATION TOTAL      25,541,205

HEALTH CARE - 1.4%

   HOSPITALS - 1.4%
      RI Health & Educational Building Corp.
          Hospital Foundation, Lifespan
          Obligated Group,
          6.375% 08/15/21                    1,500,000       1,660,740
                                                         -------------
                                       Hospitals Total       1,660,740
                                                         -------------
                                     HEALTH CARE TOTAL       1,660,740

HOUSING - 0.9%

   MULTI-FAMILY - 0.9%
      RI Housing & Mortgage Finance Corp.
          Multi-Family Housing, Series A,
          Insured: AMBAC
          5.600% 07/01/10                      500,000         526,500
          6.150% 07/01/17                      380,000         388,474
      RI Providence Housing
          Development Corp.
          Mortgage Revenue, Section 8,
          Barbara Jordan Apartments,
          Series A,
          Insured: MBIA
          6.500% 07/01/09                      185,000         189,007
                                                         -------------
                                    Multi-Family Total       1,103,981
                                                         -------------
                                         HOUSING TOTAL       1,103,981

OTHER - 33.4%

   OTHER - 2.2%
      RI Central Falls Detention Facility Corp.
          Donald Wyatt Detention Facility, Series A,
          Insured: RAD
          5.250% 01/15/13                    1,505,000       1,585,683
          5.375% 01/15/18                    1,000,000       1,060,210
                                                         -------------
                                           Other Total       2,645,893

              80 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)
                          Columbia Rhode Island Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   POOL/BOND BANK - 1.3%
      RI Clean Water Protection Finance Agency
          Pollution Control Revenue,
          Pooled Loan, Series A,
          Insured: AMBAC
          5.250% 10/01/16                      500,000         537,455
          Water Pollution Control Revenue,
          Revolving Fund, Pooled
          Loan Association, Series A,
          4.750% 10/01/23                    1,000,000       1,038,460
                                                         -------------
                                  Pool/Bond Bank Total       1,575,915

   REFUNDED/ESCROWED  (a) - 28.7%
      RI Bristol County Water
          Authority Revenue, GO,
          Series A,
          Pre-refunded 12/01/05
          Insured: MBIA
          5.200% 12/01/14                    1,000,000       1,033,830
      RI Depositors Economic
          Protection Corp.
          Special Obligation, Series A,
          Escrowed to Maturity,
          Insured: FSA
          5.750% 08/01/14                    1,000,000       1,168,160
          5.750% 08/01/14                    2,105,000       2,432,685
          5.750% 08/01/21                    2,165,000       2,605,794
          6.400% 08/01/06                    4,600,000       4,805,988
          6.500% 08/01/07                      500,000         539,030
          Insured: MBIA
          5.875% 08/01/11                    2,500,000       2,861,025
          Special Obligation, Series B,
          Escrowed to Maturity,
          Insured: MBIA
          5.800% 08/01/12                    1,000,000       1,154,290
          Pre-refunded 02/01/11,
          Insured: MBIA
          5.250% 08/01/21                      250,000         276,318
      RI North Kingstown, GO,
          Pre-refunded 10/01/09
          Insured: FGIC
          5.600% 10/01/16                      995,000       1,096,599
          5.750% 10/01/19                      500,000         553,245
      RI North Providence School
          Improvement Bonds
          Series A,
          Pre-refunded 07/01/07,
          Insured: MBIA
          6.000% 07/01/12                    1,100,000       1,192,147
          6.050% 07/01/13                      500,000         542,405

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      RI Providence, GO,
          Series A,
          Pre-refunded 07/15/07
          Insured: FSA
          5.700% 07/15/12                    1,825,000       1,950,998
          6.000% 07/15/09                    1,000,000       1,075,420
      RI State & Providence Plantations
          Consolidated Capital
          Development Loan, GO,
          Series C,
          Escrowed to Maturity,
          5.000% 09/01/11                    3,000,000       3,287,640
      RI State Consolidated Capital
          Development Loan, GO,
          Series A,
          Economically Defeased
          5.250% 09/01/08                    1,580,000       1,694,013
          Insured: FGIC
          5.200% 09/01/11                    1,250,000       1,369,362
          Pre-refunded 09/01/08
          Insured: FGIC
          5.000% 09/01/16                    1,000,000       1,073,330
          Pre-refunded 09/01/09,
          Insured: FGIC
          5.500% 09/01/15                    3,240,000       3,588,592
      RI State Health & Educational
          Building Corp.
          Higher Education Facility,
          Rhode Island School of Design,
          Pre-refunded 06/01/06,
          Insured: MBIA
          5.625% 06/01/16                      500,000         524,675
                                                         -------------
                               Refunded/Escrowed Total      34,825,546

   TOBACCO - 1.2%
      RI Tobacco Settlement Financing Corp.
          Rhode Island Revenue, Asset Backed,
          Series A,
          6.000% 06/01/23                    1,500,000       1,512,810
                                                         -------------
                                         Tobacco Total       1,512,810
                                                         -------------
                                           OTHER TOTAL      40,560,164

TAX-BACKED - 31.9%

   LOCAL APPROPRIATED - 7.1%
      RI Providence Public Building Authority
          School & Public Facilities Project,
          Series A,
          Insured: AMBAC
          5.125% 12/15/14                      500,000         546,850
          5.375% 12/15/11                    2,035,000       2,248,268

              See Accompanying Notes to Financial Statements. | 81

________________________________________________________________________________
April 30, 2005 (Unaudited)
                          Columbia Rhode Island Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL APPROPRIATED - (CONTINUED)
      RI Providence
          Public Building Authority,
          School & Public Facilities Project,
          Series A,
          Insured: FSA
          5.000% 12/15/07                    1,000,000       1,050,920
          5.250% 12/15/14                    1,500,000       1,630,350
          5.400% 12/15/11                      500,000         528,945
      RI Smithfield
          Lease Participation Certificates,
          Wastewater Treatment Facility Loan
          Insured: MBIA
          5.000% 11/15/10                      770,000         836,751
          5.000% 11/15/11                      810,000         885,208
          5.000% 11/15/12                      855,000         937,183
                                                         -------------
                              Local Appropriated Total       8,664,475

   LOCAL GENERAL OBLIGATIONS - 16.8%
      AK North Slope Borough
          Capital Appreciation, GO,
          Series B,
          Insured: MBIA
          (b) 06/30/09                       2,000,000       1,736,300
      IL Will County
          Community Unified School District,
          Number 365 U Valley View,
          Series B,
          Insured: FSA
          (b) 11/01/10                       2,000,000       1,638,240
      PR Commonwealth of Puerto Rico
          Municipal Finance Agency,  GO,
          Series A,
          Insured: FSA
          5.500% 07/01/17                      315,000         335,170
      RI Burrillville, GO,
          Insured: FGIC
          5.850% 05/01/14                      200,000         207,046
      RI Coventry, GO,
          Insured: AMBAC
          5.000% 06/15/21                      750,000         809,670
          5.000% 06/15/22                      750,000         808,403
      RI Exeter West Greenwich Regional
          School District, GO,
          Insured: MBIA
          5.400% 11/15/10                    1,000,000       1,063,900
      RI Johnston, GO, Various Purpose
          5.250% 06/01/20                      555,000         599,111
          Insured: XLC
          5.250% 06/01/19                      525,000         565,493

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

      RI Pawtucket, GO,
          Series A,
          Insured: AMBAC
          5.000% 04/15/06                    2,535,000       2,588,818
          5.000% 04/15/09                      500,000         536,965
      RI Providence, GO,
          Series C,
          Insured: FGIC
          5.500% 01/15/13                    1,890,000       2,134,566
          Insured: FSA
          5.100% 01/15/06                    1,085,000       1,102,707
          5.450% 01/15/10                      500,000         524,590
      RI South Kingstown, GO,
          4.000% 06/01/09                      570,000         592,059
          Insured: FGIC
          6.250% 06/15/19                      500,000         574,335
          Series B,
          Insured: FSA
          5.500% 06/15/10                      100,000         104,836
      RI Warwick, GO,
          4.000% 06/15/10                      625,000         649,775
          Series A,
          Insured: FGIC
          5.000% 03/01/15                    1,180,000       1,256,157
          5.000% 03/01/16                    1,205,000       1,281,650
      WA Seattle, Series E,
          (b) 12/15/12                       1,000,000         740,590
      WI Milwaukee County
          Series A,
          Insured: FSA
          5.700% 09/01/15                      500,000         547,970
                                                         -------------
                       Local General Obligations Total      20,398,351

   SPECIAL NON-PROPERTY TAX - 0.4%
      PR Commonwealth of Puerto Rico
          Special Tax Revenue,
          Infrastructure Financing Authority,
          Series A,
          Insured: AMBAC
          5.000% 07/01/16                      500,000         526,260
                                                         -------------
                        Special Non-Property Tax Total         526,260

   STATE APPROPRIATED - 2.6%
      RI Providence Public Building Authority
          State Public Project,
          Series A,
          Insured: AMBAC
          5.250% 02/01/10                    1,000,000       1,064,330

              82 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
April 30, 2005 (Unaudited)
                          Columbia Rhode Island Intermediate Municipal Bond Fund

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   STATE APPROPRIATED - (CONTINUED)
      RI State & Providence Plantations
          Certificates of Participation,
          Central Power Plants Project,
          Series C,
          Insured: MBIA
          5.375% 10/01/20                    1,000,000       1,082,090
      RI State Economic Development Corp.
          Economic Development Revenue,
          East Greenwich Free Library
          Association,
          4.500% 06/15/09                      270,000         277,487
          4.500% 06/15/14                      245,000         248,058
          5.750% 06/15/24                      415,000         429,421
                                                         -------------
                              State Appropriated Total       3,101,386

   STATE GENERAL OBLIGATIONS - 5.0%
      PR Commonwealth of Puerto Rico
          Capital Appreciation, GO,
          Insured: MBIA
          (b) 07/01/14                       3,500,000       2,438,275
          6.000% 07/01/16                      250,000         300,688
      RI State & Providence Plantations
          Consolidated Capital
          Development Loan, GO,
          Series A,
          Insured: FSA
          5.000% 08/01/17 (c)                2,000,000       2,200,380
      RI State Consolidated Capital
          Development Loan, GO,
          Series A,
          Insured: FGIC
          5.250% 07/15/10                    1,000,000       1,071,610
                                                         -------------
                       State General Obligations Total       6,010,953
                                                         -------------
                                      TAX-BACKED TOTAL      38,701,425

TRANSPORTATION - 5.3%

   AIRPORTS - 2.4%
      RI State Economic Development
          Corp., Airport Revenue
          Series B,
          Insured: FSA
          5.000% 07/01/15                    1,620,000       1,717,330
          5.000% 07/01/18                      500,000         529,420
          5.000% 07/01/23                      685,000         722,120
                                                         -------------
                                        Airports Total       2,968,870

                                               PAR ($)       VALUE ($)
----------------------------------------------------------------------

   TRANSPORTATION - 2.9%
      RI State Economic Development Corp.
          Grant Anticipation Note
          Rhode Island Department of
          Transportation,
          Series A,
          5.000% 06/15/14                    2,225,000       2,432,726
          University of Rhode Island,
          Steam Department
          Transportation Authority,
          Insured: FSA
          5.250% 06/15/11                    1,000,000       1,104,370
                                                         -------------
                                  Transportation Total       3,537,096
                                                         -------------
                                  TRANSPORTATION TOTAL       6,505,966

UTILITIES - 4.3%

   MUNICIPAL ELECTRIC - 1.2%
      PR Commonwealth of Puerto Rico
          Electric Power Authority
          Power Revenue
          Series EE,
          Insured: MBIA
          5.250% 07/01/15                      500,000         538,550
          Series NN,
          Insured: MBIA
          5.250% 07/01/19                      750,000         862,935
                                                         -------------
                              Municipal Electric Total       1,401,485

   WATER & SEWER - 3.1%
      RI Bristol County Water
          Authority Revenue, GO,
          Series A,
          Insured: MBIA
          5.000% 07/01/16                      500,000         523,600
      RI Clean Water Protection Finance Agency
          Safe Drinking Water Revolving,
          Series A,
          5.000% 10/01/18                    1,000,000       1,085,190
      RI Kent County Water Authority
          Series A,
          Insured: MBIA
          5.000% 07/15/15                      750,000         809,205
          5.000% 07/15/16                    1,265,000       1,360,724
                                                         -------------
                                   Water & Sewer Total       3,778,718
                                                         -------------
                                       UTILITIES TOTAL       5,180,203

                                 Total Municipal Bonds
                                (cost of $112,610,604)     119,253,684

              See Accompanying Notes to Financial Statements. | 83

________________________________________________________________________________
April 30, 2005 (Unaudited)
                          Columbia Rhode Island Intermediate Municipal Bond Fund

                                                SHARES       VALUE ($)
----------------------------------------------------------------------

INVESTMENT COMPANY - 0.0%

      Dreyfus Tax-Exempt Cash
          Management Fund                        1,529           1,529
                                                         -------------
                              Total Investment Company
                                      (cost of $1,529)           1,529

                                               PAR ($)
----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 1.1%

VARIABLE RATE DEMAND NOTES (d) - 1.1%
      FL Collier County Health Facilities
          Authority Hospital Revenue
          Fairview Hospital, Lutheran Hospital,
          Series 2003 C-1,
          2.850% 01/01/35                      100,000         100,000
      IN Development Financing
          Authority Revenue
          Cathedral High Trustees, Inc.,
          Series 2001,
          2.900% 09/01/26                      100,000         100,000
      IN Indiana Health Facility
          Financing Authority
          Golden Years Homestead, Inc.,
          Great Lakes Christian Homes,
          Series 2002 A,
          LOC: Wells Fargo Bank N.A.
          3.000% 06/01/25                      400,000         400,000
      IN State Educational Facilities Authority
          Educational Facilities,
          DePauw University,
          LOC: Northern Trust Co.
          2.850% 07/01/32                      100,000         100,000
      MN Cohasset
          Minnesota Power & Light Co.,
          Series 1997 B,
          LOC: ABN Amro Bank N.V.
          2.850% 06/01/13                      500,000         500,000
          SD Lower Brule Sioux Tribal Purpose
          LOC: Wells Fargo Bank N.A.,
          3.000% 12/01/11                      100,000         100,000
                                                         -------------
                      VARIABLE RATE DEMAND NOTES TOTAL       1,300,000

                          Total Short-Term Obligations
                                  (cost of $1,300,000)       1,300,000

                             TOTAL INVESTMENTS - 99.2%
                            (COST OF $113,912,131) (e)     120,555,213

                OTHER ASSETS & LIABILITIES, NET - 0.8%         926,225

                                   NET ASSETS - 100.0%     121,481,438

--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)   Zero coupon bond.

(c)   Security purchased on a delayed delivery basis.

(d) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2005.

(e)   Cost for federal income tax purposes is $113,860,984.

                  ACRONYM                        NAME
                  -------                        ----
                   AMBAC                Ambac Assurance Corp.
                    CON                Connie Lee Insurance Co.
                   FGIC            Financial Guaranty Insurance Co.
                    FSA           Financial Security Assurance, Inc.
                    GO                    General Obligation
                    LOC            Letter of Credit/Line of Credit
                   MBIA                  MBIA Insurance Corp.
                    XLC               XL Capital Assurance, Inc.

              84 | See Accompanying Notes to Financial Statements.

                       This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES. __________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

                                              COLUMBIA         COLUMBIA                         COLUMBIA
                                            CONNECTICUT        FLORIDA          COLUMBIA      MASSACHUSETTS
                                            INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                             MUNICIPAL        MUNICIPAL        TAX-EXEMPT       MUNICIPAL
                                                BOND             BOND             BOND            BOND
                                              FUND ($)         FUND ($)         FUND ($)        FUND ($)
                                            ------------     ------------     ------------    -------------
ASSETS
    Investments, at cost                     176,620,310       61,920,932      458,548,218      307,964,516
                                            ------------     ------------     ------------    -------------
    Investments, at value                    185,502,586       64,336,265      492,767,535      322,576,133
    Cash                                       1,291,675           57,322           40,900           67,911
    Receivable for:
        Investments sold                              --               --               --               --
        Fund shares sold                         186,050            1,549          233,894          643,357
        Interest                               2,316,467          815,419        7,515,420        4,341,396
        Futures variation margin                  13,250            4,500           68,750               --
    Deferred Trustees'
        compensation plan                          8,017            4,143           27,084           12,151
                                            ------------     ------------     ------------    -------------
        Total assets                         189,318,045       65,219,198      500,653,583      327,640,948
                                            ------------     ------------     ------------    -------------

LIABILITIES
    Payable for:
        Investments purchased on a
          delayed delivery basis               1,202,221               --               --               --
        Fund shares repurchased                  149,170          148,693          150,461          255,917
        Distributions                            451,467          171,913        1,296,850          815,407
        Investment advisory fee                   73,649           25,559          196,926          129,680
        Administration fee                        10,276            3,565           27,429           17,129
        Transfer agent fee                        13,446            2,570           41,962           21,340
        Pricing and bookkeeping fees               6,347            3,352           16,771           10,650
        Merger fee                                    --            8,373            9,046               --
        Trustees' fees                             1,682            1,039            1,981            2,090
        Audit fees                                15,561           14,540           14,482           13,961
        Distribution and service fees             16,587            1,204            8,730           16,660
        Custody fee                                2,381            1,732            3,924            4,265
        Registration fee                           6,838            9,696               --            9,230
    Deferred Trustees' fees                        8,017            4,143           27,084           12,151
    Other liabilities                             15,688            3,325            8,298           13,407
                                            ------------     ------------     ------------    -------------
        Total liabilities                      1,973,330          399,704        1,803,944        1,321,887

NET ASSETS                                   187,344,715       64,819,494      498,849,639      326,319,061
                                            ------------     ------------     ------------    -------------

NET ASSETS CONSIST OF:
    Paid-in capital                          179,066,888       62,419,583      463,695,934      310,170,760
    Undistributed net investment income           99,990              197          956,171           94,690
    Accumulated net realized gain (loss)        (637,878)          (7,082)         218,073        1,441,994
    Net unrealized appreciation
      (depreciation) on:
        Investments                            8,883,499        2,415,333       34,219,317       14,611,617
        Futures contracts                        (67,784)          (8,537)        (239,856)              --
                                            ------------     ------------     ------------    -------------

NET ASSETS                                   187,344,715       64,819,494      498,849,639      326,319,061

                                                                                                COLUMBIA
                                              COLUMBIA         COLUMBIA         COLUMBIA          RHODE
                                             NEW JERSEY        NEW YORK       PENNSYLVANIA       ISLAND
                                            INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                             MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
                                                BOND             BOND             BOND            BOND
                                              FUND ($)         FUND ($)         FUND ($)        FUND ($)
                                            ------------     ------------     ------------    -------------
ASSETS
    Investments, at cost                      74,913,066      122,118,814       22,982,887      113,912,131
                                            ------------     ------------     ------------    -------------
    Investments, at value                     78,795,550      129,292,510       24,200,035      120,555,213
    Cash1,291,675                                 14,803           47,720           64,377           15,125
    Receivable for:
        Investments sold                              --               --               --        2,084,224
        Fund shares sold                         114,536          143,268              174           41,433
        Interest                               1,052,466        1,708,538          278,572        1,439,538
        Futures variation margin                   5,750            8,500               --               --
    Deferred Trustees'
        compensation plan                          4,333            5,922            3,354            6,180
                                            ------------     ------------     ------------    -------------
        Total assets                          79,987,438      131,206,458       24,546,512      124,141,713
                                            ------------     ------------     ------------    -------------

LIABILITIES
    Payable for:
        Investments purchased on a
          delayed delivery basis                      --        1,658,550          462,653        2,131,900
        Fund shares repurchased                  198,064           43,018           20,050           85,844
        Distributions                            192,773          302,714           50,296          336,976
        Investment advisory fee                   31,726           50,459            9,630           47,977
        Administration fee                         4,375            6,982            1,344            6,696
        Transfer agent fee                         6,725           10,576            1,591            6,257
        Pricing and bookkeeping fees               6,058            4,728            1,963            5,336
        Merger fee                                    --               --            8,273               --
        Trustees' fees                             1,247              590            1,172              862
        Audit fees                                12,142           12,142           12,716           12,142
        Distribution and service fees              5,706            8,330            1,390            2,086
        Custody fee                                2,219            2,103            1,540              920
        Registration fee                          14,092           12,727            7,713           13,637
    Deferred Trustees' fees                        4,333            5,922            3,354            6,180
    Other liabilities                              3,609            8,930            1,009            3,462
                                            ------------     ------------     ------------    -------------
        Total liabilities                        483,069        2,127,771          584,694        2,660,275

NET ASSETS                                    79,504,369      129,078,687       23,961,818      121,481,438
                                            ------------     ------------     ------------    -------------
NET ASSETS CONSIST OF:
    Paid-in capital                           75,431,724      121,889,790       23,858,626      114,798,976
    Undistributed net investment income           51,661           64,468           13,494           50,736
    Accumulated net realized gain (loss)         167,916           (5,783)      (1,127,448)         (11,356)
    Net unrealized appreciation
       (depreciation) on:
        Investments                            3,882,484        7,173,696        1,217,146        6,643,082
        Futures contracts                        (29,416)         (43,484)              --               --
                                            ------------     ------------     ------------    -------------

NET ASSETS                                    79,504,369      129,078,687       23,961,818      121,481,438

              86 | See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES.___________________________________________
                                                  Columbia Tax-Exempt Bond Funds

                                              COLUMBIA         COLUMBIA                         COLUMBIA
                                            CONNECTICUT        FLORIDA          COLUMBIA      MASSACHUSETTS
                                            INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                             MUNICIPAL        MUNICIPAL        TAX-EXEMPT       MUNICIPAL
                                                BOND             BOND             BOND            BOND
                                              FUND ($)         FUND ($)         FUND ($)        FUND ($)
                                            ------------     ------------     ------------    -------------
CLASS A
    Net assets                                12,568,228          990,077       20,491,293       10,284,563
    Shares outstanding                         1,152,467           95,599        1,952,771          962,625
    Net asset value per share (a)                  10.91            10.36            10.49            10.68
    Maximum sales charge                            4.75%            4.75%            4.75%            4.75%
    Maximum offering price per share (b)           11.45            10.88            11.01            11.21
                                            ------------     ------------     ------------    -------------

CLASS B
    Net assets                                 5,447,951          487,885        2,288,827        3,474,511
    Shares outstanding                           499,568           47,109          218,118          325,207
    Net asset value and offering price
        per share (a)                              10.91            10.36            10.49            10.68
                                            ------------     ------------     ------------    -------------

CLASS C
    Net assets                                10,336,726        1,157,949        3,008,320        7,245,276
    Shares outstanding                           947,844          111,810          286,683          678,157
    Net asset value and offering price
        per share (a)                              10.91            10.36            10.49            10.68
                                            ------------     ------------     ------------    -------------

CLASS G
    Net assets                                   307,639               --          686,863          924,961
    Shares outstanding                            28,210               --           65,455           86,575
    Net asset value and offering price
        per share (a)                              10.91               --            10.49            10.68
                                            ------------     ------------     ------------    -------------

CLASS T
    Net assets                                29,148,900               --       18,443,041       57,980,448
    Shares outstanding                         2,672,846               --        1,757,560        5,426,879
    Net asset value per share (a)                  10.91               --            10.49            10.68
    Maximum sales charge                            4.75%              --             4.75%            4.75%
    Maximum offering price per share (b)           11.45               --            11.01            11.21
                                            ------------     ------------     ------------    -------------

CLASS Z
    Net assets                               129,535,271       62,183,583      453,931,295      246,409,302
    Shares outstanding                        11,877,904        6,004,346       43,258,188       23,063,698
    Net asset value, offering and
        redemption price per share                 10.91            10.36            10.49            10.68

                                                                                                COLUMBIA
                                              COLUMBIA         COLUMBIA         COLUMBIA          RHODE
                                             NEW JERSEY        NEW YORK       PENNSYLVANIA       ISLAND
                                            INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                             MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
                                                BOND             BOND             BOND            BOND
                                              FUND ($)         FUND ($)         FUND ($)        FUND ($)
                                            ------------     ------------     ------------    -------------
CLASS A
    Net assets                                 3,497,481        3,982,787        2,109,400        1,505,631
    Shares outstanding                           335,708          336,954          204,755          132,316
    Net asset value per share (a)                  10.42            11.82            10.30            11.38
    Maximum sales charge                            4.75%            4.75%            4.75%            4.75%
    Maximum offering price per share (b)           10.94            12.41            10.81            11.95
                                            ------------     ------------     ------------    -------------

CLASS B
    Net assets                                 1,969,540        4,103,934          796,941          886,704
    Shares outstanding                           189,050          347,201           77,358           77,924
    Net asset value and offering price
        per share (a)                              10.42            11.82            10.30            11.38
                                            ------------     ------------     ------------    -------------

CLASS C
    Net assets                                 4,469,601        2,659,868          534,435        1,664,730
    Shares outstanding                           429,045          225,033           51,877          146,297
    Net asset value and offering price
        per share (a)                              10.42            11.82            10.30            11.38
                                            ------------     ------------     ------------    -------------

CLASS G
    Net assets                                   176,221          194,621               --          373,528
    Shares outstanding                            16,915           16,466               --           32,826
    Net asset value and offering price
        per share (a)                              10.42            11.82               --            11.38
                                            ------------     ------------     ------------    -------------

CLASS T
    Net assets                                 6,982,314       20,348,555               --       12,839,530
    Shares outstanding                           670,224        1,721,529               --        1,128,339
    Net asset value per share (a)                  10.42            11.82               --            11.38
    Maximum sales charge                            4.75%            4.75%              --             4.75%
    Maximum offering price per share (b)           10.94            12.41               --            11.95
                                            ------------     ------------     ------------    -------------

CLASS Z
    Net assets                                62,409,212       97,788,922       20,521,042      104,211,315
    Shares outstanding                         5,990,518        8,273,215        1,991,938        9,158,105
    Net asset value, offering and
        redemption price per share                 10.42            11.82            10.30            11.38

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

              See Accompanying Notes to Financial Statements. | 87

STATEMENTS OF OPERATIONS _______________________________________________________
For the Six Months Ended April 30, 2005 (Unaudited)
                                                  Columbia Tax-Exempt Bond Funds

                                              COLUMBIA         COLUMBIA                         COLUMBIA
                                            CONNECTICUT        FLORIDA          COLUMBIA      MASSACHUSETTS
                                            INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                             MUNICIPAL        MUNICIPAL        TAX-EXEMPT       MUNICIPAL
                                                BOND             BOND             BOND            BOND
                                              FUND ($)         FUND ($)         FUND ($)        FUND ($)
                                            ------------     ------------     ------------    -------------
NET INVESTMENT INCOME
INCOME
    Interest                                   4,092,549        1,379,820       11,594,352        7,126,358
    Dividends                                        871              330            3,961            8,071
                                            ------------     ------------     ------------    -------------
        Total income                           4,093,420        1,380,150       11,598,313        7,134,429
                                            ------------     ------------     ------------    -------------

EXPENSES
    Investment advisory fee                      451,550          161,056        1,215,336          783,578
    Administration fee                            63,027           22,479          170,056          109,369
    Distribution fee:
        Class B                                   21,480            2,121            7,762           13,404
        Class C                                   40,297            4,702            9,523           27,010
        Class G                                      990               --            2,421            3,304
    Service fee:
        Class A                                   16,179            2,369           21,103           12,738
        Class B                                    7,160              707            2,388            4,468
        Class C                                   13,432            1,568            2,930            9,003
        Class G                                      229               --              559              762
    Shareholder service fee - Class T             22,768               --           14,093           44,451
    Transfer agent fee                            33,722            4,648           93,742           52,427
    Pricing and bookkeeping fees                  28,667           18,024           64,758           41,388
    Trustees' fees                                 6,107            4,270            9,376            7,964
    Custody fee                                    7,645            4,158           13,555           10,866
    Audit fee                                     15,714           14,694           16,236           15,714
    Registration fees                             30,497           22,316           35,952           31,340
    Merger costs                                      --            8,373            9,046               --
    Non-recurring costs (See Note 8)               2,329              826            6,297            4,045
    Other expenses                                21,385            6,325           44,923           32,830
                                            ------------     ------------     ------------    -------------
        Total expenses                           783,178          278,636        1,740,056        1,204,661

    Fees waived by Distributor - Class C         (18,805)          (2,194)          (6,593)         (12,605)
    Fees waived by Transfer Agent                     --               --             (521)              --
    Non-recurring costs assumed by
        Investment Advisor (See Note 8)           (2,329)            (826)          (6,297)          (4,045)
    Custody earnings credit                         (745)            (514)            (615)            (777)
                                            ------------     ------------     ------------    -------------
        Net expenses                             761,299          275,102        1,726,030        1,187,234
                                            ------------     ------------     ------------    -------------
NET INVESTMENT INCOME                          3,332,121        1,105,048        9,872,283        5,947,195

                                                                                                COLUMBIA
                                              COLUMBIA         COLUMBIA         COLUMBIA          RHODE
                                             NEW JERSEY        NEW YORK       PENNSYLVANIA       ISLAND
                                            INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                             MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
                                                BOND             BOND             BOND            BOND
                                              FUND ($)         FUND ($)         FUND ($)        FUND ($)
                                            ------------     ------------     ------------    -------------
NET INVESTMENT INCOME
INCOME
    Interest                                   1,795,662        2,682,233          521,998        2,755,804
    Dividends                                        319               --               --              532
                                            ------------     ------------     ------------    -------------
        Total income                           1,795,981        2,682,233          521,998        2,756,336
                                            ------------     ------------     ------------    -------------

EXPENSES
    Investment advisory fee                      195,601          303,281           58,753          296,385
    Administration fee                            27,302           42,333            8,201           41,370
    Distribution fee:
        Class B                                    7,345           15,543            3,226            3,529
        Class C                                   16,187            9,844            1,795            6,215
        Class G                                      603              672               --            1,215
    Service fee:
        Class A                                    4,593            6,903            2,754            1,177
        Class B                                    2,448            5,181            1,076            1,176
        Class C                                    5,396            3,281              598            2,072
        Class G                                      139              155               --              280
    Shareholder service fee - Class T              5,261           15,626               --               --
    Transfer agent fee                            14,976           24,220            3,267           14,111
    Pricing and bookkeeping fees                  27,717           25,713           11,749           26,855
    Trustees' fees                                 4,641            4,351            3,944            4,639
    Custody fee                                    5,860            5,920            3,088            4,904
    Audit fee                                     13,895           13,895           12,869           13,895
    Registration fees                             30,497           32,976           21,324           31,489
    Merger costs                                      --               --            8,273               --
    Non-recurring costs (See Note 8)               1,009            1,575              305            1,532
    Other expenses                                12,010           12,018            5,945           14,492
                                            ------------     ------------     ------------    -------------
        Total expenses                           375,480          523,487          147,167          465,336

    Fees waived by Distributor - Class C          (7,554)          (4,594)            (838)          (2,900)
    Fees waived by Transfer Agent                    (62)            (143)              --               --
    Non-recurring costs assumed by
        Investment Advisor (See Note 8)           (1,009)          (1,575)            (305)          (1,532)
    Custody earnings credit                         (597)            (577)            (498)            (419)
                                            ------------     ------------     ------------    -------------
        Net expenses                             366,258          516,598          145,526          460,485
                                            ------------     ------------     ------------    -------------
NET INVESTMENT INCOME                          1,429,723        2,165,635          376,472        2,295,851

              88 | See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS _______________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

                                              COLUMBIA         COLUMBIA                         COLUMBIA
                                            CONNECTICUT        FLORIDA          COLUMBIA      MASSACHUSETTS
                                            INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                             MUNICIPAL        MUNICIPAL        TAX-EXEMPT       MUNICIPAL
                                                BOND             BOND             BOND            BOND
                                              FUND ($)         FUND ($)         FUND ($)        FUND ($)
                                            ------------     ------------     ------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FUTURES CONTRACTS
    Net realized gain (loss) on:
        Investments                              107,795          204,017          563,901        1,582,572
        Futures contracts                        (10,140)              --          246,410               --
                                            ------------     ------------     ------------    -------------
        Net realized gain                         97,655          204,017          810,311        1,582,572
                                            ------------     ------------     ------------    -------------

    Net change in unrealized
        appreciation (depreciation) on:
        Investments                           (2,605,298)      (1,158,988)      (8,176,018)      (6,262,477)
        Futures contracts                        102,004           (8,537)          (8,883)              --
                                            ------------     ------------     ------------    -------------
        Net change in unrealized
          appreciation (depreciation)         (2,503,294)      (1,167,525)      (8,184,901)      (6,262,477)
                                            ------------     ------------     ------------    -------------
    NET LOSS                                  (2,405,639)        (963,508)      (7,374,590)      (4,679,905)
                                            ------------     ------------     ------------    -------------
    NET INCREASE (DECREASE) RESULTING
        FROM OPERATIONS                          926,482          141,540        2,497,693        1,267,290

                                                                                                COLUMBIA
                                              COLUMBIA         COLUMBIA         COLUMBIA          RHODE
                                             NEW JERSEY        NEW YORK       PENNSYLVANIA       ISLAND
                                            INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                             MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
                                                BOND             BOND             BOND            BOND
                                              FUND ($)         FUND ($)         FUND ($)        FUND ($)
                                            ------------     ------------     ------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FUTURES CONTRACTS
    Net realized gain (loss) on:
        Investments                              219,284           49,973           62,179           83,497
        Futures contracts                         (4,130)          (6,346)              --          (22,210)
                                            ------------     ------------     ------------    -------------
        Net realized gain                        215,154           43,627           62,179           61,287
                                            ------------     ------------     ------------    -------------

    Net change in unrealized
        appreciation (depreciation) on:
        Investments                           (1,162,167)      (1,673,246)        (457,695)      (1,819,958)
        Futures contracts                         43,995           65,277               --          110,498
                                            ------------     ------------     ------------    -------------
        Net change in unrealized
          appreciation (depreciation)         (1,118,172)      (1,607,969)        (457,695)      (1,709,460)
                                            ------------     ------------     ------------    -------------
    NET LOSS                                    (903,018)      (1,564,342)        (395,516)      (1,648,173)
                                            ------------     ------------     ------------    -------------
    NET INCREASE (DECREASE) RESULTING
        FROM OPERATIONS                          526,705          601,293          (19,044)         647,678

              See Accompanying Notes to Financial Statements. | 89

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                  Columbia Tax-Exempt Bond Funds

                                                                   COLUMBIA CONNECTICUT                     COLUMBIA FLORIDA
                                                                  INTERMEDIATE MUNICIPAL                 INTERMEDIATE MUNICIPAL
                                                                        BOND FUND                              BOND FUND
                                                              ------------------------------         ------------------------------
                                                              (UNAUDITED)                            (UNAUDITED)
                                                               SIX MONTHS           YEAR              SIX MONTHS           YEAR
                                                                 ENDED             ENDED                ENDED             ENDED
                                                               APRIL 30,        OCTOBER 31,           APRIL 30,        OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                              2005 ($)          2004 ($)             2005 ($)          2004 ($)
                                                              ------------      ------------         ------------      ------------
OPERATIONS
    Net investment income                                        3,332,121         6,670,750            1,105,048         2,256,748
    Net realized gain on investments and futures contracts          97,655           735,231              204,017           412,806
    Net change in unrealized appreciation (depreciation)
        of investments and futures contracts                    (2,503,294)          201,161           (1,167,525)          251,130
                                                              ------------      ------------         ------------      ------------
        Net increase in net assets resulting from operations       926,482         7,607,142              141,540         2,920,684
                                                              ------------      ------------         ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                   (219,689)         (353,046)             (29,046)          (68,447)
        Class B                                                    (75,941)         (146,042)              (6,586)           (9,938)
        Class C                                                   (161,288)         (358,143)             (16,971)          (48,561)
        Class G                                                     (4,350)           (8,937)                  --                --
        Class T                                                   (531,530)       (1,169,835)                  --                --
        Class Z                                                 (2,339,324)       (4,859,843)          (1,052,645)       (2,129,802)
    From net realized gains:
        Class A                                                         --                --                   --                --
        Class B                                                         --                --                   --                --
        Class C                                                         --                --                   --                --
        Class G                                                         --                --                   --                --
        Class T                                                         --                --                   --                --
        Class Z                                                         --                --                   --                --
                                                              ------------      ------------         ------------      ------------
          Total distributions to shareholders                   (3,332,122)       (6,895,846)          (1,105,248)       (2,256,748)
                                                              ------------      ------------         ------------      ------------
NET CAPITAL SHARE TRANSACTIONS                                  (6,011,820)      (18,398,742)          (5,571,705)       (2,888,109)
                                                              ------------      ------------         ------------      ------------
    Net increase (decrease) in net assets                       (8,417,460)      (17,687,446)          (6,535,413)       (2,224,173)
                                                              ------------      ------------         ------------      ------------
NET ASSETS
    Beginning of period                                        195,762,175       213,449,621           71,354,907        73,579,080
    End of period                                              187,344,715       195,762,175           64,819,494        71,354,907
                                                              ------------      ------------         ------------      ------------
    Undistributed net investment income at end of period            99,990            99,991                  197               397

                                                                         COLUMBIA                        COLUMBIA MASSACHUSETTS
                                                                 INTERMEDIATE TAX-EXEMPT                 INTERMEDIATE MUNICIPAL
                                                                        BOND FUND                              BOND FUND
                                                              ------------------------------         ------------------------------
                                                              (UNAUDITED)                            (UNAUDITED)
                                                               SIX MONTHS           YEAR              SIX MONTHS           YEAR
                                                                 ENDED             ENDED                ENDED             ENDED
                                                               APRIL 30,        OCTOBER 31,           APRIL 30,        OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                              2005 ($)          2004 ($)             2005 ($)          2004 ($)
                                                              ------------      ------------         ------------      ------------
OPERATIONS
    Net investment income                                        9,872,283        20,881,250            5,947,195        13,122,249
    Net realized gain on investments and futures contracts         810,311         3,518,147            1,582,572         3,594,886
    Net change in unrealized appreciation (depreciation)
        of investments and futures contracts                    (8,184,901)         (950,286)          (6,262,477)       (2,499,883)
                                                              ------------      ------------         ------------      ------------
        Net increase in net assets resulting from operations     2,497,693        23,449,111            1,267,290        14,217,252
                                                              ------------      ------------         ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                   (390,560)         (798,943)            (176,263)         (312,434)
        Class B                                                    (36,379)          (86,278)             (48,351)         (103,468)
        Class C                                                    (51,355)          (71,300)            (110,138)         (235,063)
        Class G                                                    (11,533)          (41,673)             (14,762)          (37,365)
        Class T                                                   (352,713)         (822,696)          (1,054,264)       (2,473,496)
        Class Z                                                 (9,013,247)      (19,027,500)          (4,545,665)       (9,928,679)
    From net realized gains:
        Class A                                                   (152,189)          (16,915)             (32,562)               --
        Class B                                                    (17,237)           (2,365)             (11,729)               --
        Class C                                                    (20,311)           (1,616)             (23,341)               --
        Class G                                                     (5,334)           (1,545)              (3,411)               --
        Class T                                                   (130,491)          (19,223)            (190,870)               --
        Class Z                                                 (3,201,034)         (408,410)            (791,131)               --
                                                              ------------      ------------         ------------      ------------
          Total distributions to shareholders                  (13,382,383)      (21,298,464)          (7,002,487)      (13,090,505)
                                                              ------------      ------------         ------------      ------------
NET CAPITAL SHARE TRANSACTIONS                                 (15,849,460)      (44,373,083)          (7,932,745)      (54,431,743)
                                                              ------------      ------------         ------------      ------------
    Net increase (decrease) in net assets                      (26,734,150)      (42,222,436)         (13,667,942)      (53,304,996)
                                                              ------------      ------------         ------------      ------------
NET ASSETS
    Beginning of period                                        525,583,789       567,806,225          339,987,003       393,291,999
    End of period                                              498,849,639       525,583,789          326,319,061       339,987,003
                                                              ------------      ------------         ------------      ------------
    Undistributed net investment income at end of period           956,171           939,675               94,690            96,938

                                                                   COLUMBIA NEW JERSEY                     COLUMBIA NEW YORK
                                                                  INTERMEDIATE MUNICIPAL                 INTERMEDIATE MUNICIPAL
                                                                        BOND FUND                              BOND FUND
                                                              ------------------------------         ------------------------------
                                                              (UNAUDITED)                            (UNAUDITED)
                                                               SIX MONTHS           YEAR              SIX MONTHS           YEAR
                                                                 ENDED             ENDED                ENDED             ENDED
                                                               APRIL 30,        OCTOBER 31,           APRIL 30,        OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                              2005 ($)          2004 ($)             2005 ($)          2004 ($)
                                                              ------------      ------------         ------------      ------------
OPERATIONS
    Net investment income                                        1,429,723         2,928,207            2,165,635         4,024,138
    Net realized gain on investments and futures contracts         215,154           292,317               43,627            89,672
    Net change in unrealized appreciation (depreciation)
        of investments and futures contracts                    (1,118,172)          276,530           (1,607,969)        1,123,452
                                                              ------------      ------------         ------------      ------------
        Net increase in net assets resulting from operations       526,705         3,497,054              601,293         5,237,262
                                                              ------------      ------------         ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                    (61,324)         (112,002)             (89,405)         (237,329)
        Class B                                                    (25,378)          (45,995)             (51,916)          (82,500)
        Class C                                                    (63,423)         (123,172)             (37,174)          (84,882)
        Class G                                                     (2,582)           (5,134)              (2,786)           (7,412)
        Class T                                                   (120,580)         (242,451)            (348,460)         (715,338)
        Class Z                                                 (1,153,650)       (2,389,548)          (1,629,344)       (2,867,813)
    From net realized gains:
        Class A                                                    (14,403)           (9,840)              (6,170)          (13,639)
        Class B                                                     (7,774)           (5,562)              (4,350)           (5,897)
        Class C                                                    (16,449)          (13,691)              (2,849)           (6,531)
        Class G                                                       (745)             (607)                (223)             (685)
        Class T                                                    (27,918)          (23,018)             (22,378)          (47,081)
        Class Z                                                   (256,378)         (215,117)             (96,485)         (165,485)
                                                              ------------      ------------         ------------      ------------
          Total distributions to shareholders                   (1,750,604)       (3,186,137)          (2,291,540)       (4,234,592)
                                                              ------------      ------------         ------------      ------------
NET CAPITAL SHARE TRANSACTIONS                                  (3,625,597)       (6,445,491)           4,642,939           954,863
                                                              ------------      ------------         ------------      ------------
    Net increase (decrease) in net assets                       (4,849,496)       (6,134,574)           2,952,692         1,957,533
                                                              ------------      ------------         ------------      ------------
NET ASSETS
    Beginning of period                                         84,353,865        90,488,439          126,125,995       124,168,462
    End of period                                               79,504,369        84,353,865          129,078,687       126,125,995
                                                              ------------      ------------         ------------      ------------
    Undistributed net investment income at end of period            51,661            48,875               64,468            57,918

                                                                  COLUMBIA PENNSYLVANIA                  COLUMBIA RHODE ISLAND
                                                                  INTERMEDIATE MUNICIPAL                 INTERMEDIATE MUNICIPAL
                                                                        BOND FUND                              BOND FUND
                                                              ------------------------------         ------------------------------
                                                              (UNAUDITED)                            (UNAUDITED)
                                                               SIX MONTHS           YEAR              SIX MONTHS           YEAR
                                                                 ENDED             ENDED                ENDED             ENDED
                                                               APRIL 30,        OCTOBER 31,           APRIL 30,        OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                              2005 ($)          2004 ($)             2005 ($)          2004 ($)
                                                              ------------      ------------         ------------      ------------
OPERATIONS
    Net investment income                                          376,472           790,449            2,295,851         4,667,431
    Net realized gain on investments and futures contracts          62,179           248,894               61,287           407,788
    Net change in unrealized appreciation (depreciation)
        of investments and futures contracts                      (457,695)          101,240           (1,709,460)          238,544
                                                              ------------      ------------         ------------      ------------
        Net increase in net assets resulting from operations       (19,044)        1,140,583              647,678         5,313,763
                                                              ------------      ------------         ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income:
        Class A                                                    (31,683)          (61,601)             (16,474)          (26,446)
        Class B                                                     (9,147)          (16,904)             (12,806)          (22,295)
        Class C                                                     (5,911)          (11,783)             (25,544)          (54,866)
        Class G                                                         --                --               (5,481)          (11,579)
        Class T                                                         --                --             (255,560)         (788,477)
        Class Z                                                   (327,711)         (695,203)          (1,974,726)       (3,749,201)
    From net realized gains:
        Class A                                                         --                --               (1,106)               --
        Class B                                                         --                --               (1,304)               --
        Class C                                                         --                --               (2,169)               --
        Class G                                                         --                --                 (484)               --
        Class T                                                         --                --              (18,163)               --
        Class Z                                                         --                --             (138,111)               --
                                                              ------------      ------------         ------------      ------------
          Total distributions to shareholders                     (374,452)         (785,491)          (2,451,928)       (4,652,864)
                                                              ------------      ------------         ------------      ------------
NET CAPITAL SHARE TRANSACTIONS                                    (368,264)       (4,243,494)          (4,163,718)      (17,695,817)
                                                              ------------      ------------         ------------      ------------
    Net increase (decrease) in net assets                         (761,760)       (3,888,402)          (5,967,968)      (17,034,918)
                                                              ------------      ------------         ------------      ------------
NET ASSETS
    Beginning of period                                         24,723,578        28,611,980          127,449,406       144,484,324
    End of period                                               23,961,818        24,723,578          121,481,438       127,449,406
                                                              ------------      ------------         ------------      ------------
    Undistributed net investment income at end of period            13,494            11,474               50,736            45,476

                See Accompanying Notes to Financial Statements.

                                  Spread 90-91

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                  Columbia Tax-Exempt Bond Funds

                                                         COLUMBIA CONNECTICUT INTERMEDIATE
                                                                MUNICIPAL BOND FUND
                                     -------------------------------------------------------------------------
                                                (UNAUDITED)
                                             SIX MONTHS ENDED                            YEAR ENDED
                                              APRIL 30, 2005                          OCTOBER 31, 2004
                                     ---------------------------------         -------------------------------
                                        SHARES             DOLLARS ($)            SHARES           DOLLARS ($)
                                     ------------         ------------         ------------       ------------
CLASS A
    Subscriptions                         172,339            1,876,130              507,487          5,586,260
    Distributions reinvested               11,720              127,922               11,079            121,788
    Redemptions                          (224,482)          (2,459,941)            (343,872)        (3,762,946)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (40,423)            (455,889)             174,694          1,945,102

CLASS B
    Subscriptions                           9,562              104,286              135,647          1,482,750
    Distributions reinvested                3,648               39,812                6,830             74,995
    Redemptions                           (60,252)            (658,091)             (84,491)          (921,477)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (47,042)            (513,993)              57,986            636,268

CLASS C
    Subscriptions                          28,427              311,946              272,299          3,013,093
    Distributions reinvested                8,516               92,947               16,836            184,976
    Redemptions                          (122,214)          (1,335,638)            (497,444)        (5,409,445)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (85,271)            (930,745)            (208,309)        (2,211,376)

CLASS G
    Subscriptions                              --                   --                   --                 --
    Distributions reinvested                  183                1,990                  522              5,739
    Redemptions                                (2)                 (20)              (3,940)           (43,229)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)               181                1,970               (3,418)           (37,490)

CLASS T
    Subscriptions                           7,268               78,745               20,552            226,388
    Distributions reinvested               32,787              357,897               74,595            819,581
    Redemptions                          (320,144)          (3,500,640)            (579,826)        (6,371,001)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (280,089)          (3,063,998)            (484,679)        (5,325,032)

CLASS Z
    Subscriptions                         782,860            8,548,966              913,296         10,091,725
    Distributions reinvested                5,310               57,951                9,315            102,331
    Redemptions                          (884,287)          (9,656,082)          (2,160,254)       (23,600,270)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (96,117)          (1,049,165)          (1,237,643)       (13,406,214)

                                                           COLUMBIA FLORIDA INTERMEDIATE
                                                                MUNICIPAL BOND FUND
                                     -------------------------------------------------------------------------
                                                (UNAUDITED)
                                             SIX MONTHS ENDED                            YEAR ENDED
                                              APRIL 30, 2005                          OCTOBER 31, 2004
                                     ---------------------------------         -------------------------------
                                        SHARES             DOLLARS ($)            SHARES           DOLLARS ($)
                                     ------------         ------------         ------------       ------------
CLASS A
    Subscriptions                          39,359              405,841              221,278          2,327,787
    Distributions reinvested                2,597               26,972                6,273             65,349
    Redemptions                          (208,409)          (2,187,387)             (15,280)          (160,443)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (166,453)          (1,754,574)             212,271          2,232,693

CLASS B
    Subscriptions                          24,426              254,997               18,694            196,222
    Distributions reinvested                  286                2,970                  344              3,590
    Redemptions                           (23,238)            (238,552)             (12,089)          (126,835)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)             1,474               19,415                6,949             72,977

CLASS C
    Subscriptions                           7,040               73,492               24,306            254,763
    Distributions reinvested                  409                4,235                  704              7,329
    Redemptions                           (65,605)            (684,915)             (48,882)          (514,513)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (58,156)            (607,188)             (23,872)          (252,421)

CLASS G
    Subscriptions                              --                   --                   --                 --
    Distributions reinvested                   --                   --                   --                 --
    Redemptions                                --                   --                   --                 --
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)                --                   --                   --                 --

CLASS T
    Subscriptions                              --                   --                   --                 --
    Distributions reinvested                   --                   --                   --                 --
    Redemptions                                --                   --                   --                 --
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)                --                   --                   --                 --

CLASS Z
    Subscriptions                         244,750            2,545,613            1,221,675         12,777,157
    Distributions reinvested                  615                6,359                  562              5,892
    Redemptions                          (556,909)          (5,781,330)          (1,686,694)       (17,724,407)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (311,544)          (3,229,358)            (464,457)        (4,941,358)

                                                               COLUMBIA INTERMEDIATE
                                                               TAX-EXEMPT BOND FUND
                                     -------------------------------------------------------------------------
                                                (UNAUDITED)
                                             SIX MONTHS ENDED                            YEAR ENDED
                                              APRIL 30, 2005                          OCTOBER 31, 2004
                                     ---------------------------------         -------------------------------
                                        SHARES             DOLLARS ($)            SHARES           DOLLARS ($)
                                     ------------         ------------         ------------       ------------
CLASS A
    Subscriptions                         125,882            1,323,355              440,726          4,669,482
    Distributions reinvested               33,539              353,068               45,273            482,094
    Redemptions                          (304,513)          (3,206,904)            (404,870)        (4,310,296)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (145,092)          (1,530,481)              81,129            841,280

CLASS B
    Subscriptions                           6,563               69,246               51,156            546,357
    Distributions reinvested                2,917               30,710                4,244             45,181
    Redemptions                           (34,429)            (362,911)             (96,260)        (1,019,784)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (24,949)            (262,955)             (40,860)          (428,246)

CLASS C
    Subscriptions                          14,384              150,146              202,132          2,156,140
    Distributions reinvested                3,075               32,376                3,656             38,962
    Redemptions                           (13,955)            (147,471)             (65,329)          (684,393)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)             3,504               35,051              140,459          1,510,709

CLASS G
    Subscriptions                             341                3,600                  675              7,200
    Distributions reinvested                1,552               16,342                3,774             40,259
    Redemptions                           (16,448)            (173,783)            (111,426)        (1,182,697)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (14,555)            (153,841)            (106,977)        (1,135,238)

CLASS T
    Subscriptions                          18,775              197,969              105,984          1,124,587
    Distributions reinvested               37,939              399,288               63,095            672,318
    Redemptions                          (177,294)          (1,872,783)            (572,787)        (6,043,480)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (120,580)          (1,275,526)            (403,708)        (4,246,575)

CLASS Z
    Subscriptions                       2,422,868           25,574,526            4,461,478         47,631,372
    Distributions reinvested              334,949            3,529,883              356,202          3,797,766
    Redemptions                        (3,968,011)         (41,766,117)          (8,709,786)       (92,344,151)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)        (1,210,194)         (12,661,708)          (3,892,106)       (40,915,013)

                See Accompanying Notes to Financial Statements.

                                  Spread 92-93

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                  Columbia Tax-Exempt Bond Funds

                                                        COLUMBIA MASSACHUSETTS INTERMEDIATE
                                                                MUNICIPAL BOND FUND
                                     -------------------------------------------------------------------------
                                                (UNAUDITED)
                                             SIX MONTHS ENDED                            YEAR ENDED
                                              APRIL 30, 2005                          OCTOBER 31, 2004
                                     ---------------------------------         -------------------------------
                                        SHARES             DOLLARS ($)            SHARES           DOLLARS ($)
                                     ------------         ------------         ------------       ------------
CLASS A
    Subscriptions                          61,026              653,532              483,750          5,261,246
    Distributions reinvested               13,444              143,942               18,986            204,820
    Redemptions                           (74,179)            (794,023)            (161,943)        (1,734,442)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)               291                3,451              340,793          3,731,624

CLASS B
    Subscriptions                           9,201               97,623               72,106            780,794
    Distributions reinvested                3,884               41,607                6,130             66,172
    Redemptions                           (36,529)            (391,080)             (82,719)          (886,876)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (23,444)            (251,850)              (4,483)           (39,910)

CLASS C
    Subscriptions                          32,578              347,808              193,505          2,098,662
    Distributions reinvested                6,828               73,132               10,676            115,289
    Redemptions                           (66,501)            (715,152)            (203,427)        (2,181,496)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (27,095)            (294,212)                 754             32,455

CLASS G
    Subscriptions                              --                   --                   --                 --
    Distributions reinvested                1,642               17,591                3,365             36,385
    Redemptions                           (16,383)            (175,456)             (50,903)          (551,047)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (14,741)            (157,865)             (47,538)          (514,662)

CLASS T
    Subscriptions                          23,934              257,591              113,107          1,224,453
    Distributions reinvested               91,935              984,389              181,032          1,955,556
    Redemptions                          (597,965)          (6,428,023)          (1,487,454)       (16,051,538)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (482,096)          (5,186,043)          (1,193,315)       (12,871,529)

CLASS Z

    Subscriptions                       1,857,226           19,890,521            3,319,776         36,010,018
    Distributions reinvested               47,912              515,135               14,921            161,125
    Redemptions                        (2,093,046)         (22,451,882)          (7,505,882)       (80,940,864)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (187,908)          (2,046,226)          (4,171,185)       (44,769,721)

                                                         COLUMBIA NEW JERSEY INTERMEDIATE
                                                                MUNICIPAL BOND FUND
                                     -------------------------------------------------------------------------
                                                (UNAUDITED)
                                             SIX MONTHS ENDED                            YEAR ENDED
                                              APRIL 30, 2005                          OCTOBER 31, 2004
                                     ---------------------------------         -------------------------------
                                        SHARES             DOLLARS ($)            SHARES           DOLLARS ($)
                                     ------------         ------------         ------------       ------------
CLASS A
    Subscriptions                           7,468               78,413              238,956          2,523,783
    Distributions reinvested                5,813               60,628                8,694             91,280
    Redemptions                           (38,845)            (405,905)            (130,860)        (1,360,584)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (25,564)            (266,864)             116,790          1,254,479

CLASS B
    Subscriptions                           7,602               79,309               47,227            497,510
    Distributions reinvested                2,467               25,734                3,911             41,091
    Redemptions                           (10,071)            (105,298)             (22,033)          (230,095)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)                (2)                (255)              29,105            308,506

CLASS C
    Subscriptions                          57,325              601,695              186,423          1,975,228
    Distributions reinvested                4,603               48,031                8,495             89,314
    Redemptions                           (48,150)            (503,132)            (165,202)        (1,728,401)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)            13,778              146,594               29,716            336,141

CLASS G
    Subscriptions                              --                   --                   --                 --
    Distributions reinvested                  130                1,354                  181              1,910
    Redemptions                            (1,368)             (14,137)              (1,120)           (11,627)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)            (1,238)             (12,783)                (939)            (9,717)

CLASS T
    Subscriptions                           2,275               23,638                4,568             47,546
    Distributions reinvested               12,132              126,549               21,490            225,826
    Redemptions                           (24,568)            (255,324)             (83,658)          (882,457)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (10,161)            (105,137)             (57,600)          (609,085)

CLASS Z

    Subscriptions                         619,742            6,488,459              971,469         10,255,487
    Distributions reinvested                7,938               82,819               13,438            141,245
    Redemptions                          (953,480)          (9,958,430)          (1,738,592)       (18,122,547)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (325,800)          (3,387,152)            (753,685)        (7,725,815)

                                                          COLUMBIA NEW YORK INTERMEDIATE
                                                                MUNICIPAL BOND FUND
                                     -------------------------------------------------------------------------
                                                (UNAUDITED)
                                             SIX MONTHS ENDED                            YEAR ENDED
                                              APRIL 30, 2005                          OCTOBER 31, 2004
                                     ---------------------------------         -------------------------------
                                        SHARES             DOLLARS ($)            SHARES           DOLLARS ($)
                                     ------------         ------------         ------------       ------------
CLASS A
    Subscriptions                          28,749              339,749              316,426          3,779,449
    Distributions reinvested                6,949               82,205               16,364            194,333
    Redemptions                          (185,990)          (2,183,194)            (597,453)        (7,122,634)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (150,292)          (1,761,240)            (264,663)        (3,148,852)

CLASS B
    Subscriptions                          61,161              721,763              198,417          2,338,024
    Distributions reinvested                2,485               29,397                4,418             52,541
    Redemptions                           (75,001)            (882,694)             (85,798)        (1,008,751)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (11,355)            (131,534)             117,037          1,381,814

CLASS C
    Subscriptions                          38,282              452,824              136,061          1,620,163
    Distributions reinvested                2,307               27,286                5,062             60,179
    Redemptions                           (48,528)            (577,373)            (139,016)        (1,629,044)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)            (7,939)             (97,263)               2,107             51,298

CLASS G
    Subscriptions                             135                1,601                  143              1,700
    Distributions reinvested                  253                2,991                  664              7,897
    Redemptions                            (1,666)             (19,510)             (12,919)          (152,463)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)            (1,278)             (14,918)             (12,112)          (142,866)

CLASS T
    Subscriptions                           5,539               65,691               27,018            322,073
    Distributions reinvested               23,967              283,441               49,129            584,517
    Redemptions                          (110,061)          (1,301,367)            (327,684)        (3,870,808)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (80,555)            (952,235)            (251,537)        (2,964,218)

CLASS Z

    Subscriptions                       1,131,250           13,396,035            1,860,543         22,202,442
    Distributions reinvested                6,246               73,966               13,166            157,031
    Redemptions                          (495,952)          (5,869,872)          (1,392,154)       (16,581,786)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           641,544            7,600,129              481,555          5,777,687

                See Accompanying Notes to Financial Statements.

                                  Spread 94-95

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                  Columbia Tax-Exempt Bond Funds

                                                        COLUMBIA PENNSYLVANIA INTERMEDIATE
                                                                MUNICIPAL BOND FUND
                                     -------------------------------------------------------------------------
                                                (UNAUDITED)
                                             SIX MONTHS ENDED                            YEAR ENDED
                                              APRIL 30, 2005                          OCTOBER 31, 2004
                                     ---------------------------------         -------------------------------
                                        SHARES             DOLLARS ($)            SHARES           DOLLARS ($)
                                     ------------         ------------         ------------       ------------
CLASS A
    Subscriptions                           5,741               59,525               23,382            242,465
    Distributions reinvested                2,687               27,726                5,318             55,216
    Redemptions                           (19,483)            (201,080)             (20,077)          (208,919)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (11,055)            (113,829)               8,623             88,762

CLASS B
    Subscriptions                           6,917               71,718               23,419            243,686
    Distributions reinvested                  830                8,562                1,519             15,763
    Redemptions                           (18,766)            (194,020)             (15,200)          (156,370)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (11,019)            (113,740)               9,738            103,079

CLASS C
    Subscriptions                           9,705              100,184                7,250             74,982
    Distributions reinvested                  344                3,552                  725              7,526
    Redemptions                              (872)              (9,044)             (14,228)          (147,266)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)             9,177               94,692               (6,253)           (64,758)

CLASS G
    Subscriptions                              --                   --                   --                 --
    Distributions reinvested                   --                   --                   --                 --
    Redemptions                                --                   --                   --                 --
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)                --                   --                   --                 --

CLASS T
    Subscriptions                              --                   --                   --                 --
    Distributions reinvested                   --                   --                   --                 --
    Redemptions                                --                   --                   --                 --
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)                --                   --                   --                 --

CLASS Z
    Subscriptions                         205,958            2,127,705              147,217          1,531,075
    Distributions reinvested                1,429               14,775                1,533             15,836
    Redemptions                          (230,997)          (2,377,867)            (564,442)        (5,917,488)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)           (23,610)            (235,387)            (415,692)        (4,370,577)

                                                        COLUMBIA RHODE ISLAND INTERMEDIATE
                                                                MUNICIPAL BOND FUND
                                     -------------------------------------------------------------------------
                                                (UNAUDITED)
                                             SIX MONTHS ENDED                            YEAR ENDED
                                              APRIL 30, 2005                          OCTOBER 31, 2004
                                     ---------------------------------         -------------------------------
                                        SHARES             DOLLARS ($)            SHARES           DOLLARS ($)
                                     ------------         ------------         ------------       ------------
CLASS A
    Subscriptions                          63,456              722,150               38,102            441,474
    Distributions reinvested                1,380               15,725                2,030             23,300
    Redemptions                            (7,437)             (84,861)              (6,899)           (77,747)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)            57,399              653,014               33,233            387,027

CLASS B
    Subscriptions                           7,780               89,326               29,362            337,320
    Distributions reinvested                1,006               11,469                1,676             19,244
    Redemptions                           (15,889)            (181,799)             (13,920)          (159,527)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)            (7,103)             (81,004)              17,118            197,037

CLASS C
    Subscriptions                           2,435               27,816               20,645            236,665
    Distributions reinvested                1,352               15,414                2,379             27,319
    Redemptions                            (4,325)             (49,470)             (53,131)          (617,199)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)              (538)              (6,240)             (30,107)          (353,215)

CLASS G
    Subscriptions                              --                   --                   --                 --
    Distributions reinvested                  423                4,820                  822              9,439
    Redemptions                              (452)              (5,097)              (7,588)           (88,417)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)               (29)                (277)              (6,766)           (78,978)

CLASS T
    Subscriptions                           6,225               71,299               24,780            286,360
    Distributions reinvested               19,300              220,072               38,167            438,430
    Redemptions                          (151,671)          (1,728,374)          (2,389,657)       (27,908,761)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (126,146)          (1,437,003)          (2,326,710)       (27,183,971)

CLASS Z
    Subscriptions                         366,669            4,191,863            3,002,471         34,950,599
    Distributions reinvested                9,977              114,055                4,567             52,417
    Redemptions                          (666,732)          (7,598,126)          (2,237,138)       (25,666,733)
                                     ------------         ------------         ------------       ------------
        Net increase (decrease)          (290,086)          (3,292,208)             769,900          9,336,283

                See Accompanying Notes to Financial Statements.

                                  Spread 96-97

NOTES TO FINANCIAL STATEMENTS __________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

NOTE 1. ORGANIZATION

Columbia Funds Trust V (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

      Columbia Connecticut Intermediate Municipal Bond Fund ("Connecticut") Columbia Florida Intermediate Municipal Bond Fund ("Florida")
      Columbia Intermediate Tax-Exempt Bond Fund ("Intermediate Tax-Exempt") Columbia Massachusetts Intermediate Municipal Bond Fund ("Massachusetts") Columbia New Jersey Intermediate Municipal Bond Fund ("New Jersey") Columbia New York Intermediate Municipal Bond Fund ("New York")
      Columbia Pennsylvania Intermediate Municipal Bond Fund ("Pennsylvania") Columbia Rhode Island Intermediate Municipal Bond Fund ("Rhode Island")

All Funds are non-diversified except for Intermediate Tax-Exempt, which is a diversified portfolio.

INVESTMENT GOAL

Each Fund, with the exception of Intermediate Tax-Exempt, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of its state, as is consistent with relative stability of principal. Intermediate Tax-Exempt seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

FUND SHARES

The Funds may issue an unlimited number of shares. Connecticut, Intermediate Tax-Exempt, Massachusetts, New Jersey, New York and Rhode Island each offer six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Florida and Pennsylvania each offer four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

________________________________________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Funds may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

DELAYED DELIVERY SECURITIES

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

________________________________________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2004 was as follows:

                                                  OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                       TAX-EXEMPT     ORDINARY       LONG-TERM
                                         INCOME       INCOME *    CAPITAL GAINS
--------------------------------------------------------------------------------
Connecticut                           $  6,880,363  $     15,483  $          --
--------------------------------------------------------------------------------
Florida                                  2,256,748            --             --
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                 20,826,383        22,007        450,074
--------------------------------------------------------------------------------
Massachusetts                           13,090,505            --             --
--------------------------------------------------------------------------------
New Jersey                               2,918,302            --        267,835
--------------------------------------------------------------------------------
New York                                 3,995,274            --        239,318
--------------------------------------------------------------------------------
Pennsylvania                               785,487             4             --
--------------------------------------------------------------------------------
Rhode Island                             4,651,332         1,532             --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2005, based on cost of investments for federal income tax purposes, was:

                                       UNREALIZED    UNREALIZED   NET UNREALIZED
                                      APPRECIATION  DEPRECIATION   APPRECIATION
--------------------------------------------------------------------------------
Connecticut                           $  9,084,622  $   (190,223) $    8,894,399
--------------------------------------------------------------------------------
Florida                                  2,453,595       (38,262)      2,415,333
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                 34,448,909      (112,435)     34,336,474
--------------------------------------------------------------------------------
Massachusetts                           15,087,659      (392,228)     14,695,431
--------------------------------------------------------------------------------
New Jersey                               3,917,373        (6,261)      3,911,112
--------------------------------------------------------------------------------
New York                                 7,339,994      (116,874)      7,223,120
--------------------------------------------------------------------------------
Pennsylvania                             1,237,409          (967)      1,236,442
--------------------------------------------------------------------------------
Rhode Island                             6,765,584       (71,356)      6,694,228

The following capital loss carryforwards, determined as of October 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF EXPIRATION      CONNECTICUT     FLORIDA     MASSACHUSETTS  PENNSYLVANIA
--------------------------------------------------------------------------------
2006                    $         --  $         --  $    107,477  $           --
--------------------------------------------------------------------------------
2008                         474,331       148,602            --       1,003,480
--------------------------------------------------------------------------------
2009                              --        62,497         3,059         186,147
--------------------------------------------------------------------------------
  Total                 $    474,331  $    211,099  $    110,536  $    1,189,627

The capital loss carryforwards attributable to Massachusetts remain from the Fund's merger with the Galaxy Funds. The availability of a portion of these capital loss carryforwards may be limited in a given year.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds and receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS                     ANNUAL FEE RATE
--------------------------------------------------------------------------------
First $500 million                                      0.48%
--------------------------------------------------------------------------------
$500 million to $1 billion                              0.43%
--------------------------------------------------------------------------------
$1 billion to $1.5 billion                              0.40%
--------------------------------------------------------------------------------
$1.5 billion to $3 billion                              0.37%
--------------------------------------------------------------------------------
$3 billion to $6 billion                                0.36%
--------------------------------------------------------------------------------
Over $6 billion                                         0.35%

________________________________________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

For the six months ended April 30, 2005, the annualized effective investment advisory fee rates for the Funds were as follows:

Connecticut                                             0.48%
--------------------------------------------------------------------------------
Florida                                                 0.48%
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                                 0.48%
--------------------------------------------------------------------------------
Massachusetts                                           0.48%
--------------------------------------------------------------------------------
New Jersey                                              0.48%
--------------------------------------------------------------------------------
New York                                                0.48%
--------------------------------------------------------------------------------
Pennsylvania                                            0.48%
--------------------------------------------------------------------------------
Rhode Island                                            0.48%

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

PRICING & BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund as follows:

      AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
--------------------------------------------------------------------------------
First $50 million                                     $ 25,000
--------------------------------------------------------------------------------
$50 million to $200 million                           $ 35,000
--------------------------------------------------------------------------------
$200 million to $500 million                          $ 50,000
--------------------------------------------------------------------------------
$500 million to $1 billion                            $ 85,000
--------------------------------------------------------------------------------
Over $1 billion                                       $125,000

An additional flat rate fee of $10,000 is charged to each Fund due to its multiple class structure. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.

For the six months ended April 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Funds, inclusive of out-of-pocket expenses, were as follows:

Connecticut                                            0.030%
--------------------------------------------------------------------------------
Florida                                                0.054%
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                                0.026%
--------------------------------------------------------------------------------
Massachusetts                                          0.025%
--------------------------------------------------------------------------------
New Jersey                                             0.068%
--------------------------------------------------------------------------------
New York                                               0.041%
--------------------------------------------------------------------------------
Pennsylvania                                           0.096%
--------------------------------------------------------------------------------
Rhode Island                                           0.044%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its transfer agent fees for Intermediate Tax-Exempt, New Jersey and New York. For the six months ended April 30, 2005, the Transfer Agent waived fees of $521, $62 and $143 for Intermediate Tax-Exempt, New Jersey and New York, respectively. These arrangements may be revised or discontinued by the Transfer Agent at any time.

For the six months ended April 30, 2005, the annualized effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses, were as follows:

Connecticut                                             0.04%
--------------------------------------------------------------------------------
Florida                                                 0.01%
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                                 0.04%
--------------------------------------------------------------------------------
Massachusetts                                           0.03%
--------------------------------------------------------------------------------
New Jersey                                              0.04%
--------------------------------------------------------------------------------
New York                                                0.04%
--------------------------------------------------------------------------------
Pennsylvania                                            0.03%
--------------------------------------------------------------------------------
Rhode Island                                            0.02%

________________________________________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the six months ended April 30, 2005, the Distributor has retained net underwriting discounts and CDSC fees as follows:

                               FRONT-END
                             SALES CHARGE                                          CDSC
------------------------------------------------------------------------------------------------------------------
                          CLASS A    CLASS T               CLASS A    CLASS B     CLASS C    CLASS G    CLASS T
------------------------------------------------------------------------------------------------------------------
Connecticut               $  1,166   $     56              $     --   $  16,309   $     60   $     --   $     --
------------------------------------------------------------------------------------------------------------------
Florida                        632         --                    --       1,398          1         --         --
------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt      2,238         --                    --       2,350          6        250         --
------------------------------------------------------------------------------------------------------------------
Massachusetts                  364         --                    --       8,853         29      1,611         --
------------------------------------------------------------------------------------------------------------------
New Jersey                       3         --                    --       1,385        618         --         --
------------------------------------------------------------------------------------------------------------------
New York                     1,211          2              $  3,088       2,110         37        250         --
------------------------------------------------------------------------------------------------------------------
Pennsylvania                   261         --                    --       2,139          1         --         --
------------------------------------------------------------------------------------------------------------------
Rhode Island                 1,729        152                    --       6,706         50         97         --

The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

                                 DISTRIBUTION FEE                                      SERVICE
------------------------------------------------------------------------------------------------------------------
                          CLASS B    CLASS C 1  CLASS G 2               CLASS A    CLASS B    CLASS C  CLASS G 2
------------------------------------------------------------------------------------------------------------------
Connecticut                   0.75%      0.75%      0.65%                  0.25%      0.25%      0.25%      0.50%
------------------------------------------------------------------------------------------------------------------
Florida                       0.75%      0.75%       N/A                   0.25%      0.25%      0.25%       N/A
------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt       0.65%      0.65% 3    0.65%                  0.20%      0.20%      0.20%      0.50%
------------------------------------------------------------------------------------------------------------------
Massachusetts                 0.75%      0.75%      0.65%                  0.25%      0.25%      0.25%      0.50%
------------------------------------------------------------------------------------------------------------------
New Jersey                    0.75%      0.75%      0.65%                  0.25%      0.25%      0.25%      0.50%
------------------------------------------------------------------------------------------------------------------
New York                      0.75%      0.75%      0.65%                  0.25%      0.25%      0.25%      0.50%
------------------------------------------------------------------------------------------------------------------
Pennsylvania                  0.75%      0.75%       N/A                   0.25%      0.25%      0.25%       N/A
------------------------------------------------------------------------------------------------------------------
Rhode Island                  0.75%      0.75%      0.65%                  0.25%      0.25%      0.25%      0.50%

1 With the exception of Intermediate Tax-Exempt, the Distributor has voluntarily limited a portion of Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.65% annually of average net assets.

2 Under the Plan, the Funds do not intend to pay more than a total of 0.80% annually for Class G shares. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administrative support fees.

3 The Distributor has voluntarily limited a portion of Intermediate Tax-Exempt's Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.40% annually of average net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEE

Connecticut, Intermediate Tax-Exempt, Massachusetts, New Jersey, New York and Rhode Island have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. Connecticut, Intermediate Tax-Exempt, Massachusetts, New Jersey and New York do not intend to pay more than 0.15% annually for Class T shareholder services fees. No fees were charged under the Class T service plan with respect to Rhode Island.

________________________________________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. For the six months ended April 30, 2005, the Funds paid fees to Columbia for such services as follows:

CONNECTICUT                               $    845
--------------------------------------------------
FLORIDA                                        784
--------------------------------------------------
INTERMEDIATE TAX-EXEMPT                      1,006
--------------------------------------------------
MASSACHUSETTS                                  914
--------------------------------------------------
NEW JERSEY                                     791
--------------------------------------------------
NEW YORK                                       813
--------------------------------------------------
PENNSYLVANIA                                   762
--------------------------------------------------
RHODE ISLAND                                   813

These amounts are included in "Other expenses" on the Statements of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                        PURCHASES         SALES
------------------------------------------------------------------
CONNECTICUT                            $ 4,624,910     $ 9,242,768
------------------------------------------------------------------
FLORIDA                                  1,647,400       7,375,947
------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT                 12,489,437      28,069,480
------------------------------------------------------------------
MASSACHUSETTS                           30,159,791      40,791,045
------------------------------------------------------------------
NEW JERSEY                               4,693,483       6,631,672
------------------------------------------------------------------
NEW YORK                                 9,124,553       3,013,850
------------------------------------------------------------------
PENNSYLVANIA                             2,689,327       2,576,638
------------------------------------------------------------------
RHODE ISLAND                             5,269,721       5,774,332

NOTE 6. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the six months ended April 30, 2005, the Funds did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of April 30, 2005, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

________________________________________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

                                       NUMBER OF         % OF SHARES
                                      SHAREHOLDERS     OUTSTANDING HELD
-----------------------------------------------------------------------
CONNECTICUT                                2                 64.2
-----------------------------------------------------------------------
FLORIDA                                    2                 89.6
-----------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT                    2                 69.1
-----------------------------------------------------------------------
MASSACHUSETTS                              2                 72.9
-----------------------------------------------------------------------
NEW JERSEY                                 1                 39.0
-----------------------------------------------------------------------
NEW YORK                                   2                 71.3
-----------------------------------------------------------------------
PENNSYLVANIA                               1                 78.6
-----------------------------------------------------------------------
RHODE ISLAND                               2                 82.9

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Funds' insurers is rated AAA by Moody's Investor Services Inc. At April 30, 2005, investments supported by private insurers that represent greater than 5% of the total investments of the Funds were as follows:

 CONNECTICUT
                                            % OF TOTAL
 INSURER                                    INVESTMENTS
-------------------------------------------------------
MBIA INSURANCE CORP.                           27.6
-------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CO.               16.2
-------------------------------------------------------
AMBAC ASSURANCE CORP.                           9.9
-------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.              7.6

 INTERMEDIATE TAX-EXEMPT
                                            % OF TOTAL
 INSURER                                    INVESTMENTS
-------------------------------------------------------
MBIA INSURANCE CORP.                           20.7
-------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CO.               14.4
-------------------------------------------------------
AMBAC ASSURANCE CORP.                          12.3
-------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.              9.3

 NEW JERSEY
                                            % OF TOTAL
 INSURER                                    INVESTMENTS
-------------------------------------------------------
AMBAC ASSURANCE CORP.                          21.1
-------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CO.               17.9
-------------------------------------------------------
MBIA INSURANCE CORP.                           13.5
-------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.              9.5

 PENNSYLVANIA
                                            % OF TOTAL
 INSURER                                    INVESTMENTS
-------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CO.               21.5
-------------------------------------------------------
MBIA INSURANCE CORP.                           18.0
-------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.             13.0
-------------------------------------------------------
AMBAC ASSURANCE CORP.                          12.4

 FLORIDA
                                            % OF TOTAL
 INSURER                                    INVESTMENTS
-------------------------------------------------------
MBIA INSURANCE CORP.                           22.6
-------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.             20.1
-------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CO.               18.5
-------------------------------------------------------
AMBAC ASSURANCE CORP.                          16.4

 MASSACHUSETTS
                                            % OF TOTAL
 INSURER                                    INVESTMENTS
-------------------------------------------------------
MBIA INSURANCE CORP.                           28.5
-------------------------------------------------------
AMBAC ASSURANCE CORP.                           9.5
-------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.              7.1
-------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CO.                6.9

 NEW YORK
                                            % OF TOTAL
 INSURER                                    INVESTMENTS
-------------------------------------------------------
MBIA INSURANCE CORP.                           19.3
-------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CO.               11.2
-------------------------------------------------------
AMBAC ASSURANCE CORP.                           8.1
-------------------------------------------------------

 RHODE ISLAND
                                            % OF TOTAL
 INSURER                                    INVESTMENTS
-------------------------------------------------------
FINANCIAL SECURITY ASSURANCE, INC.             25.3
-------------------------------------------------------
MBIA INSURANCE CORP.                           21.5
-------------------------------------------------------
AMBAC ASSURANCE CORP.                          15.1
-------------------------------------------------------
FINANCIAL GUARANTY INSURANCE CO.               12.3
-------------------------------------------------------
XL CAPITAL ASSURANCE, INC.                      7.0

________________________________________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

GEOGRAPHIC CONCENTRATION

Connecticut, Florida, Massachusetts, New Jersey, New York, Pennsylvania and Rhode Island have greater than 5% of their total investments at April 30, 2005 invested in debt obligations issued by the respective state and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of each respective specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

ISSUER FOCUS

As a non-diversified fund, Connecticut, Florida, Massachusetts, New Jersey, New York, Pennsylvania and Rhode Island may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that

________________________________________________________________________________
April 30, 2005 (Unaudited)                        Columbia Tax-Exempt Bond Funds

the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended April 30, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

CONNECTICUT                                  $ 2,329
----------------------------------------------------
FLORIDA                                          826
----------------------------------------------------
INTERMEDIATE TAX-EXEMPT                        6,297
----------------------------------------------------
MASSACHUSETTS                                  4,045
----------------------------------------------------
NEW JERSEY                                     1,009
----------------------------------------------------
NEW YORK                                       1,575
----------------------------------------------------
PENNSYLVANIA                                     305
----------------------------------------------------
RHODE ISLAND                                   1,532

NOTE 9. PROPOSED REORGANIZATION

On February 10, 2005, the Board of Trustees approved a proposal to merge the Columbia Florida Intermediate Municipal Bond Fund into the Nations Florida Intermediate Municipal Bond Fund. Also on that date, the Board of Trustees approved a proposal to merge the Columbia Pennsylvania Intermediate Municipal Bond Fund into the Columbia Intermediate Tax-Exempt Bond Fund. The mergers are subject to approval by shareholders of the Funds and the satisfaction of certain other conditions. The mergers are expected to be completed in the third quarter of 2005.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS A SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.04         $      10.99         $      10.98
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.18                 0.34                 0.36(d)
Net realized and unrealized gain (loss) on
  investments and futures contracts                        (0.13)                0.07                   --(e)
                                                    ------------         ------------         ------------
Total from investment operations                            0.05                 0.41                 0.36
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.18)               (0.36)               (0.35)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.91         $      11.04         $      10.99
Total return (f)                                            0.51%(g)             3.76%                3.32%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                0.95%(j)             1.05%                1.01%(j)
Net investment income (i)                                   3.39%(j)             3.13%                3.29%(j)
Waiver/reimbursement                                          --                   --                 0.20%(j)
Portfolio turnover rate                                        3%(g)               16%                  15%
Net assets, end of period (000's)                   $     12,568         $     13,173         $     11,186
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.34.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS B SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.04         $      10.99         $      10.98
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.14                 0.26                 0.28(d)
Net realized and unrealized gain (loss) on
investments and futures contracts                          (0.13)                0.06                   --(e)
                                                    ------------         ------------         ------------
Total from investment operations                            0.01                 0.32                 0.28
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.14)               (0.27)               (0.27)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.91         $      11.04         $      10.99
Total return (f)                                            0.13%(g)             2.99%                2.57%(g)(h)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.70%(j)             1.80%                1.77%(j)
Net investment income (i)                                   2.65%(j)             2.38%                2.54%(j)
Waiver/reimbursement                                          --                   --                 0.20%(j)
Portfolio turnover rate                                        3%(g)               16%                  15%
Net assets, end of period (000's)                   $      5,448         $      6,036         $      5,368
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.26.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS C SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.04         $      10.99         $      10.98
INCOME FROM INVESTMENT OPERATIONS:
                                                    ------------         ------------         ------------
Net investment income (c)                                   0.16                 0.30                 0.32(d)
Net realized and unrealized gain (loss) on
 investments and futures contracts                         (0.13)                0.06                   --(e)
                                                    ------------         ------------         ------------
Total from investment operations                            0.03                 0.36                 0.32
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.16)               (0.31)               (0.31)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.91         $      11.04         $      10.99
Total return (f)                                            0.31%(h)             3.35%(g)             2.93%(h)(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                1.35%(j)             1.45%                1.41%(j)
Net investment income (i)                                   3.00%(j)             2.73%                2.91%(j)
Waiver/reimbursement                                        0.35%(j)             0.35%                0.55%(j)
Portfolio turnover rate                                        3%(h)               16%                  15%
Net assets, end of period (000's)                   $     10,337         $     11,408         $     13,638
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.26.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                    ENDED                YEAR ENDED OCTOBER 31,                  PERIOD ENDED
                                                  APRIL 30,      ---------------------------------------         OCTOBER 31,
CLASS G SHARES                                      2005          2004        2003 (a)(b)         2002             2001 (c)
                                                 ----------      -------      -----------        -------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    11.04      $ 10.99      $     10.98        $ 10.92         $      10.69
                                                 ----------      -------      -----------        -------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.15(d)      0.28(d)          0.32(d)(e)     0.34(e)(f)           0.23(e)
Net realized and unrealized gain (loss)
   on investments and futures contracts               (0.13)        0.07               --(g)        0.06(f)              0.23
                                                 ----------      -------      -----------        -------         ------------
Total from investment operations                       0.02         0.35             0.32           0.40                 0.46
                                                 ----------      -------      -----------        -------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.15)       (0.30)           (0.31)         (0.34)               (0.23)
                                                 ----------      -------      -----------        -------         ------------
NET ASSET VALUE, END OF PERIOD                   $    10.91      $ 11.04      $     10.99        $ 10.98         $      10.92
Total return (h)                                       0.23%(i)     3.20%            2.92%(j)       3.79%(j)             4.33%(i)(j)
                                                 ----------      -------      -----------        -------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (k)                                           1.50%(l)     1.60%            1.63%          1.56%                1.69%(l)
Net investment income (k)                              2.86%(l)     2.58%            2.90%          3.21%(f)             3.21%(l)
Waiver/reimbursement                                     --           --             0.20%          0.21%                0.19%(l)
Portfolio turnover rate                                   3%(i)       16%              15%             3%                  36%(i)
Net assets, end of period (000's)                $      308      $   310      $       345        $   138         $         46
                                                 ----------      -------      -----------        -------         ------------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail B shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class G shares.

(c) The Galaxy Connecticut Intermediate Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.30(d), $0.32 and $0.22, respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g)   Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)   Not annualized.

(j) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   (UNAUDITED)
                                   SIX MONTHS
                                     ENDED                          YEAR ENDED OCTOBER 31,                       PERIOD ENDED
                                   APRIL 30,       --------------------------------------------------------      OCTOBER 31,
CLASS T SHARES                        2005          2004       2003 (a)(b)         2002             2001           2000 (c)
                                   ----------      -------     -----------        -------        ----------      ------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $    11.04      $ 10.99     $     10.98        $ 10.92        $    10.41      $      10.22
                                   ----------      -------     -----------        -------        ----------      ------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                    0.19(d)      0.36(d)         0.40(d)(e)     0.42(e)(f)        0.43(e)           0.15(d)(e)
Net realized and unrealized
   gain (loss) on investments
   and futures contracts                (0.13)        0.06              --(g)        0.06(f)           0.50              0.19
                                   ----------      -------     -----------        -------        ----------      ------------
Total from investment operations         0.06         0.42            0.40           0.48              0.93              0.34
                                   ----------      -------     -----------        -------        ----------      ------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income              (0.19)       (0.37)          (0.39)         (0.42)            (0.42)            (0.15)
                                   ----------      -------     -----------        -------        ----------      ------------
NET ASSET VALUE, END OF PERIOD     $    10.91      $ 11.04     $     10.99        $ 10.98        $    10.92      $      10.41
Total return (h)                         0.56%(i)     3.87%           3.64%(j)       4.51%(j)          9.10%(j)          3.23%(i)(j)
                                   ----------      -------     -----------        -------        ----------      ------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (k)                             0.85%(l)     0.95%           0.92%          0.87%             0.93%             0.95%(l)
Net investment income (k)                3.50%(l)     3.23%           3.61%          3.90%(f)          3.97%             4.20%(l)
Waiver/reimbursement                       --           --            0.20%          0.21%             0.19%             0.42%(l)
Portfolio turnover rate                     3%(i)       16%             15%             3%               36%               30%(i)
Net assets, end of period (000's)  $   29,149      $32,609     $    37,766        $22,027        $   27,691      $         66
                                   ----------      -------     -----------        -------        ----------      ------------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail A shares were redesignated Liberty Connecticut Intermediate Bond Fund, Class T shares.

(c) The Galaxy Connecticut Intermediate Municipal Bond Fund began issuing Retail A shares on June 26, 2000.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $ 0.38(d), $0.39, $0.41 and $0.14(d), respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g)   Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)   Not annualized.

(j) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                    ENDED                           YEAR ENDED OCTOBER 31,
                                                  APRIL 30,      --------------------------------------------------------------
CLASS Z SHARES                                      2005           2004         2003 (a)(b)          2002               2001
                                                 ----------      ---------      -----------        --------          ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $    11.04      $   10.99     $      10.98        $  10.92          $    10.41
                                                 ----------      ---------     ------------        --------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.20(d)        0.37(d)          0.41(d)(e)      0.44(e)(f)          0.44(e)
Net realized and unrealized gain (loss) on
   investments and futures contracts                  (0.13)          0.06               --(g)         0.06(f)             0.51
                                                 ----------      ---------     ------------        --------          ----------
Total from investment operations                       0.07           0.43             0.41            0.50                0.95
                                                 ----------      ---------     ------------        --------          ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.20)         (0.38)           (0.40)          (0.44)              (0.44)
From net realized gains                                  --             --               --              --                  --
                                                 ----------      ---------     ------------        --------          ----------
Total distributions declared
   to shareholders                                    (0.20)         (0.38)           (0.40)          (0.44)              (0.44)
                                                 ----------      ---------     ------------        --------          ----------
NET ASSET VALUE, END OF PERIOD                   $    10.91      $   11.04     $      10.99        $  10.98          $    10.92
Total return (h)                                       0.63%(i)       4.02%            3.82%(j)        4.67%(j)            9.32%(j)
                                                 ----------      ---------     ------------        --------          ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (k)                                           0.70%(l)       0.80%            0.75%           0.72%               0.76%
Net investment income (k)                              3.65%(l)       3.38%            3.78%           4.05%(f)            4.14%
Waiver/reimbursement                                     --             --             0.20%           0.20%               0.17%
Portfolio turnover rate                                   3%(i)         16%              15%              3%                 36%
Net assets, end of period (000's)                $  129,535      $ 132,227     $    145,145        $104,727          $  113,952
                                                 ----------      ---------     ------------        --------          ----------

                                                 PERIOD ENDED           YEAR ENDED
                                                 OCTOBER 31,             MAY 31,
CLASS Z SHARES                                     2000 (c)                2000
                                                 ------------           ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $      10.00           $    10.67
                                                 ------------           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.19(d)(e)           0.46
Net realized and unrealized gain (loss) on
   investments and futures contracts                     0.41                (0.62)
                                                 ------------           ----------
Total from investment operations                         0.60                (0.16)
                                                 ------------           ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.19)               (0.46)
From net realized gains                                    --                (0.05)
                                                 ------------           ----------
Total distributions declared
   to shareholders                                      (0.19)               (0.51)
                                                 ------------           ----------
NET ASSET VALUE, END OF PERIOD                   $      10.41           $    10.00
Total return (h)                                         6.01%(i)(j)         (1.45)%(j)
                                                 ------------           ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (k)                                             0.78%(l)             0.80%
Net investment income (k)                                4.37%(l)             4.52%
Waiver/reimbursement                                     0.16%(l)             0.32%
Portfolio turnover rate                                    30%(i)               30%
Net assets, end of period (000's)                $    121,974           $  148,902
                                                 ------------           ----------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Connecticut Municipal Bond Fund, Trust shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class Z shares.

(c) The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Fund. Shareholders of the Predecessor Boston 1784 who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston N.A. received Trust shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston N.A. received BKB shares of the Fund. On June 26, 2001, BKB shares converted into Retail A shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.39(d), $0.42, $0.42, and $0.18(d), respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g)   Rounds to less than $0.01 per share.

(h)   Total return at net asset value assuming all distributions reinvested.

(j) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                    SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS A SHARES                                         2005                  2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.50         $      10.42         $      10.43
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.16                 0.31                 0.32(d)
Net realized and unrealized gain (loss) on
investments                                                (0.14)                0.08                (0.01)
                                                    ------------         ------------         ------------
Total from investment operations                            0.02                 0.39                 0.31
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.16)               (0.31)               (0.32)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.36         $      10.50         $      10.42
Total return (e)                                            0.18%(f)             3.79%                2.95%(f)(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.04%(i)             1.12%                1.16%(i)
Net investment income (h)                                   3.08%(i)             2.95%                3.06%(i)
Waiver/reimbursement                                          --                   --                 0.20%(i)
Portfolio turnover rate                                        3%(f)               22%                  34%
Net assets, end of period (000's)                   $        990         $      2,752         $        519
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.29.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)   Not annualized.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS B SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.50         $      10.42         $      10.43
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.12                 0.23                 0.24(d)
Net realized and unrealized gain (loss) on
investments                                                (0.14)                0.08                (0.01)
                                                    ------------         ------------         ------------
Total from investment operations                           (0.02)                0.31                 0.23
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.12)               (0.23)               (0.24)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.36         $      10.50         $      10.42
Total return (e)                                           (0.19)%(f)            3.01%                2.23%(f)(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.79%(i)             1.87%                1.90%(i)
Net investment income (h)                                   2.33%(i)             2.20%                2.24%(i)
Waiver/reimbursement                                          --                   --                 0.20%(i)
Portfolio turnover rate                                        3%(f)               22%                  34%
Net assets, end of period (000's)                   $        488         $        479         $        403
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.22.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)   Not annualized.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS C SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.50         $      10.42         $      10.43
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.14                 0.27                 0.28(d)
Net realized and unrealized gain (loss) on
 investments                                               (0.14)                0.08                (0.01)
                                                    ------------         ------------         ------------
Total from investment operations                              --                 0.35                 0.27
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.14)               (0.27)               (0.28)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.36         $      10.50         $      10.42
Total return (e)(f)                                        (0.01)%(g)            3.37%                2.59%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.44%(i)             1.52%                1.53%(i)
Net investment income (h)                                   2.71%(i)             2.55%                2.59%(i)
Waiver/reimbursement                                        0.35%(i)             0.35%                0.55%(i)
Portfolio turnover rate                                        3%(g)               22%                  34%
Net assets, end of period (000's)                   $      1,158         $      1,785         $      2,019
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                    ENDED                          YEAR ENDED OCTOBER 31,
                                                  APRIL 30,      -----------------------------------------------------------
CLASS Z SHARES                                      2005          2004        2003 (a)(b)         2002               2001
                                                 ----------      -------      -----------        -------          ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $    10.50      $ 10.42      $     10.43        $ 10.33          $     9.87
                                                 ----------      -------      -----------        -------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.17(d)      0.33(d)          0.36(d)(e)     0.39(e)(f)          0.41(e)
Net realized and unrealized
   gain (loss) on investments                         (0.14)        0.08            (0.01)          0.10(f)             0.46
                                                 ----------      -------      -----------        -------          ----------
Total from investment operations                       0.03         0.41             0.35           0.49                0.87
                                                 ----------      -------      -----------        -------          ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.17)       (0.33)           (0.36)         (0.39)              (0.41)
                                                 ----------      -------      -----------        -------          ----------
NET ASSET VALUE, END OF PERIOD                   $    10.36      $ 10.50      $     10.42        $ 10.43          $    10.33
Total return (g)                                       0.31%(h)     4.05%            3.37%(i)       4.84%(i)            8.92%(i)
                                                 ----------      -------      -----------        -------          ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                           0.79%(k)     0.87%            0.88%          0.72%               0.78%
Net investment income (j)                              3.32%(k)     3.20%            3.41%          3.77%(f)            4.00%
Waiver/reimbursement                                     --           --             0.20%          0.21%               0.19%
Portfolio turnover rate                                   3%(h)       22%              34%            17%                 48%
Net assets, end of period (000's)                $   62,184      $66,338      $    70,638        $77,914          $   71,355
                                                 ----------      -------      -----------        -------          ----------

                                                 PERIOD ENDED           YEAR ENDED
                                                 OCTOBER 31,             MAY 31,
CLASS Z SHARES                                     2000 (c)                2000
                                                 ------------           ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $       9.51           $    10.12
                                                 ------------           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.17(e)              0.43
Net realized and unrealized
   gain (loss) on investments                            0.36                (0.61)
                                                 ------------           ----------
Total from investment operations                         0.53                (0.18)
                                                 ------------           ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.17)               (0.43)
                                                 ------------           ----------
NET ASSET VALUE, END OF PERIOD                   $       9.87           $     9.51
Total return (g)                                         5.62%(h)(i)         (1.76)%(i)
                                                 ------------           ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                             0.79%(k)             0.80%
Net investment income (j)                                4.22%(k)             4.44%
Waiver/reimbursement                                     0.22%(k)             0.35%
Portfolio turnover rate                                    23%(h)               28%
Net assets, end of period (000's)                $     61,773           $   61,154
                                                 ------------           ----------

(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Florida Municipal Bond Fund, Trust shares were redesignated Liberty Florida Intermediate Municipal Bond Fund, Class Z shares.

(c) The Fund commenced operations on June 30, 1997 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares of the Galaxy Florida Municipal Bond Fund.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.34(d), $0.36, $0.39 and $0.16, respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.

(g)   Total return at net asset value assuming all distributions reinvested.

(h)   Not annualized.

(i) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED           PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.72         $      10.65         $      10.54
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.19                 0.38                 0.36(d)
Net realized and unrealized gain (loss) on
  investments                                              (0.15)                0.08                 0.11
                                                    ------------         ------------         ------------
Total from investment operations                            0.04                 0.46                 0.47
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.20)               (0.38)               (0.36)
From net realized gains                                    (0.07)               (0.01)                  --
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.27)               (0.39)               (0.36)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.49         $      10.72         $      10.65
Total return (e)(f)                                         0.36%(g)             4.44%                4.46%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                0.86%(i)             0.93%                0.93%(i)
Net investment income (h)                                   3.71%(i)             3.62%                3.61%(i)
Waiver/reimbursement                                          --%(i)(j)            --%(j)             0.26%(i)
Portfolio turnover rate                                        3%(g)               16%                   9%
Net assets, end of period (000's)                   $     20,491         $     22,479         $     21,484
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.34.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS B SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.72         $      10.65         $      10.54
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.16                 0.31                 0.29(d)
Net realized and unrealized gain (loss) on
  investments                                              (0.16)                0.08                 0.11
                                                    ------------         ------------         ------------
Total from investment operations                              --                 0.39                 0.40
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.16)               (0.31)               (0.29)
From net realized gains                                    (0.07)               (0.01)                  --
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.23)               (0.32)               (0.29)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.49         $      10.72         $      10.65
Total return (e)(f)                                         0.03%(g)             3.76%                3.85%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.51%(i)             1.58%                1.56%(i)
Net investment income (h)                                   3.06%(i)             2.98%                2.99%(i)
Waiver/reimbursement                                          --%(i)(j)          0.01%                0.39%(i)
Portfolio turnover rate                                        3%(g)               16%                   9%
Net assets, end of period (000's)                   $      2,289         $      2,605         $      3,024
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.


(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS C SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.72         $      10.65         $      10.54
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.18                 0.36                 0.34(d)
Net realized and unrealized gain (loss) on
  investments                                              (0.15)                0.08                 0.11
                                                    ------------         ------------         ------------
Total from investment operations                            0.03                 0.44                 0.45
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.19)               (0.36)               (0.34)
From net realized gains                                    (0.07)               (0.01)                  --
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.26)               (0.37)               (0.34)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.49         $      10.72         $      10.65
Total return (e)(f)                                         0.26%(g)             4.23%                4.27%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.06%(i)             1.13%                1.12%(i)
Net investment income (h)                                   3.51%(i)             3.42%                3.41%(i)
Waiver/reimbursement                                        0.45%(i)             0.45%                0.82%(i)
Portfolio turnover rate                                        3%(g)               16%                   9%
Net assets, end of period (000's)                   $      3,008         $      3,034         $      1,520
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.27.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS                     YEAR ENDED
                                                    ENDED                       OCTOBER 31,                         PERIOD ENDED
                                                  APRIL 30,        ---------------------------------------          OCTOBER 31,
CLASS G SHARES                                      2005            2004        2003 (a)(b)         2002              2001 (c)
                                                 ----------        -------      -----------        -------          ------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    10.72        $ 10.65      $     10.61        $ 10.50          $      10.26
                                                 ----------        -------      -----------        -------          ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.16(d)        0.32(d)          0.32(d)(e)     0.30(d)(e)(f)         0.22(e)
Net realized and unrealized gain (loss) on
  investments                                         (0.16)          0.08             0.04           0.09(f)               0.23
                                                 ----------        -------      -----------        -------          ------------
Total from investment operations                         --           0.40             0.36           0.39                  0.45
                                                 ----------        -------      -----------        -------          ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.16)         (0.32)           (0.32)         (0.28)                (0.21)
From net realized gains                               (0.07)         (0.01)              --             --                    --
                                                 ----------        -------      -----------        -------          ------------
Total distributions declared to shareholders          (0.23)         (0.33)           (0.32)         (0.28)                (0.21)
                                                 ----------        -------      -----------        -------          ------------
NET ASSET VALUE, END OF PERIOD                   $    10.49        $ 10.72      $     10.65        $ 10.61          $      10.50
Total return (g)(h)                                    0.06%(i)       3.81%            3.37%          3.77%                 4.41%(i)
                                                 ----------        -------      -----------        -------          ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                           1.46%(k)       1.54%            1.55%          1.53%                 1.66%(k)
Net investment income (j)                              3.11%(k)       3.01%            3.02%          2.80%(f)              3.12%(k)
Waiver/reimbursement                                     --%(k)(l)      --%(l)         0.21%          0.29%                 1.27%(k)
Portfolio turnover rate                                   3%(i)         16%               9%            60%                   88%
Net assets, end of period (000's)                $      687        $   857      $     1,992        $   227          $          6
                                                 ----------        -------      -----------        -------          ------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail B shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class G shares.

(c) The Galaxy Intermediate Tax-Exempt Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.30(d), $0.27(d), and $0.13, respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                (UNAUDITED)
                                SIX MONTHS
                                   ENDED                              YEAR ENDED OCTOBER 31,                      PERIOD ENDED
                                 APRIL 30,         -----------------------------------------------------------    OCTOBER 31,
CLASS T SHARES                     2005              2004       2003 (a)(b)          2002               2001        2000 (c)
                                -----------        -------      -----------       -----------          -------    ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $     10.72        $ 10.65      $     10.61       $     10.50          $ 10.01    $       9.82
                                -----------        -------      -----------       -----------          -------    ------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                  0.20(d)        0.39(d)          0.38(d)(e)        0.36(d)(e)(f)    0.40(e)         0.15(d)(e)
Net realized and unrealized
   gain (loss) on investments         (0.16)          0.08             0.04              0.11(f)          0.49            0.19
                                -----------        -------      -----------       -----------          -------    ------------
Total from investment
   operations                          0.04           0.47             0.42              0.47             0.89            0.34
                                -----------        -------      -----------       -----------          -------    ------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:

From net investment income            (0.20)         (0.39)           (0.38)            (0.36)           (0.40)          (0.15)
From net realized gains               (0.07)         (0.01)              --                --               --              --
                                -----------        -------      -----------       -----------          -------    ------------
Total distributions declared
    to shareholders                   (0.27)         (0.40)           (0.38)            (0.36)           (0.40)          (0.15)
                                -----------        -------      -----------       -----------          -------    ------------
NET ASSET VALUE, END OF PERIOD  $     10.49        $ 10.72      $     10.65       $     10.61          $ 10.50    $      10.01
Total return (g)(h)                    0.38%(i)       4.49%            4.05%             4.59%            9.02%           3.24%(i)
                                -----------        -------      -----------       -----------          -------    ------------
RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
Expenses (j)                           0.81%(k)       0.88%            0.89%             0.86%            0.91%           0.94%(k)
Net investment income (j)              3.76%(k)       3.67%            3.66%             3.47%(f)         3.89%           4.21%(k)
Waiver/reimbursement                     --%(k)(l)      --%(l)         0.21%             0.20%            0.18%           0.75%(k)
Portfolio turnover rate                   3%(i)         16%               9%               60%              88%             38%(i)
Net assets, end of period
    (000's)                     $    18,443        $20,125      $    24,307       $    11,947          $13,746    $          1
                                -----------        -------      -----------       -----------          -------    ------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail A shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class T shares.

(c) The Galaxy Intermediate Tax-Exempt Bond Fund began issuing Retail A shares on June 26, 2000.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.36(d), $0.34(d), $0.38 and $0.13(d), respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                                SIX MONTHS
                                                  ENDED                               YEAR ENDED OCTOBER 31,
                                                APRIL 30,          --------------------------------------------------------------
CLASS Z SHARES                                     2005              2004        2003 (a)(b)          2002               2001
                                                ----------         --------      -----------        --------           ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.72         $  10.66      $     10.61        $  10.50           $    10.01
                                                ----------         --------      -----------        --------           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.20(d)          0.41(d)          0.40(d)(e)      0.38(d)(e)(f)        0.42(e)
Net realized and unrealized
   gain (loss) on investments                        (0.15)            0.07             0.05            0.11(f)              0.49
                                                ----------         --------      -----------        --------           ----------
Total from investment operations                      0.05             0.48             0.45            0.49                 0.91
                                                ----------         --------      -----------        --------           ----------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:

From net investment income                           (0.21)           (0.41)           (0.40)          (0.38)               (0.42)
From net realized gains                              (0.07)           (0.01)              --              --                   --
                                                ----------         --------      -----------        --------           ----------
Total distributions declared
   to shareholders                                   (0.28)           (0.42)           (0.40)          (0.38)               (0.42)
                                                ----------         --------      -----------        --------           ----------
NET ASSET VALUE, END OF PERIOD                  $    10.49         $  10.72      $     10.66        $  10.61           $    10.50
Total return (g)(h)                                   0.45%(i)         4.55%            4.28%           4.77%                9.23%
                                                ----------         --------      -----------        --------           ----------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (j)                                          0.66%(k)         0.72%            0.71%           0.69%                0.74%
Net investment income (j)                             3.91%(k)         3.83%            3.84%           3.64%(f)             4.06%
Waiver/reimbursement                                    --%(k)(l)        --%(l)         0.21%           0.20%                0.15%
Portfolio turnover rate                                  3%(i)           16%               9%             60%                  88%
Net assets, end of period (000's)               $  453,931         $476,484      $   515,479        $258,982           $  252,076
                                                ----------         --------      -----------        --------           ----------

                                                    PERIOD ENDED          YEAR ENDED
                                                    OCTOBER 31,            MAY 31,
CLASS Z SHARES                                        2000 (c)               2000
                                                    ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       9.60         $      10.33
                                                    ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.18(d)(e)           0.44
Net realized and unrealized
gain (loss) on investments                                  0.41                (0.62)
                                                    ------------         ------------
Total from investment operations                            0.59                (0.18)
                                                    ------------         ------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:

From net investment income                                 (0.18)               (0.44)
From net realized gains                                       --                (0.11)
                                                    ------------         ------------
Total distributions declared
to shareholders                                            (0.18)               (0.55)
                                                    ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.01         $       9.60
Total return (g)(h)                                         6.18%(i)            (1.70)%
                                                    ------------         ------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (j)                                                0.77%(k)             0.80%
Net investment income (j)                                   4.38%(k)             4.50%
Waiver/reimbursement                                        0.14%(k)             0.31%
Portfolio turnover rate                                       38%(i)               48%
Net assets, end of period (000's)                   $    261,938         $    296,711
                                                    ------------         ------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.

(b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Trust shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class Z shares.

(c) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Galaxy Intermediate Tax-Exempt Bond Fund ( the "Galaxy Fund"). Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust shares of the Galaxy Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB shares of the Galaxy Fund. On June 26, 2001, BKB shares converted into Retail A shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.38(d), $0.36(d), $0.41 and $0.18(d), respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.02%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)   Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)   Annualized.

(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS A SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.87         $      10.82         $      10.72
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.18                 0.36                 0.33(i)
Net realized and unrealized gain (loss) on
  investments                                              (0.15)                0.05                 0.10
                                                    ------------         ------------         ------------
Total from investment operations                            0.03                 0.41                 0.43
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.19)               (0.36)               (0.33)
From net realized gains                                    (0.03)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.22)               (0.36)               (0.33)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.68         $      10.87         $      10.82
Total return (d)                                            0.27%(e)             3.91%                4.02%(e)(f)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                0.92%(h)             0.98%                0.99%(h)
Net investment income (g)                                   3.46%(h)             3.37%                3.24%(h)
Waiver/reimbursement                                          --                   --                 0.20%(h)
Portfolio turnover rate                                        9%(e)               12%                  11%
Net assets, end of period (000's)                   $     10,285         $     10,460         $      6,723
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)   Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003, was $0.31.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS B SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.87         $      10.82         $      10.72
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.14                 0.28                 0.25(i)
Net realized and unrealized gain (loss) on
  investments                                              (0.15)                0.05                 0.10
                                                    ------------         ------------         ------------
Total from investment operations                           (0.01)                0.33                 0.35
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.15)               (0.28)               (0.25)
From net realized gains                                    (0.03)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.18)               (0.28)               (0.25)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.68         $      10.87         $      10.82
Total return (d)                                           (0.10)%(e)            3.13%                3.32%(e)(f)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                1.67%(h)             1.73%                1.75%(h)
Net investment income (g)                                   2.71%(h)             2.62%                2.48%(h)
Waiver/reimbursement                                          --                   --                 0.20%(h)
Portfolio turnover rate                                        9%(e)               12%                  11%
Net assets, end of period (000's)                   $      3,475         $      3,790         $      3,820
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)   Not annualized.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003, was $0.23.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS C SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.87         $      10.82         $      10.72
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.16                 0.32                 0.29(i)
Net realized and unrealized gain (loss) on
  investments                                              (0.15)                0.05                 0.10
                                                    ------------         ------------         ------------
Total from investment operations                            0.01                 0.37                 0.39
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.17)               (0.32)               (0.29)
From net realized gains                                    (0.03)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.20)               (0.32)               (0.29)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.68         $      10.87         $      10.82
Total return (d)(e)                                         0.07%(f)             3.49%                3.65%(f)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                1.32%(h)             1.38%                1.39%(h)
Net investment income (g)                                   3.06%(h)             2.97%                2.82%(h)
Waiver/reimbursement                                        0.35%(h)             0.35%                0.55%(h)
Portfolio turnover rate                                        9%(f)               12%                  11%
Net assets, end of period (000's)                   $      7,245         $      7,666         $      7,621
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)   Annualized.

(i) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003, was $0.23.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS                   YEAR ENDED
                                                    ENDED                     OCTOBER 31,                        PERIOD ENDED
                                                  APRIL 30,        ------------------------------------           OCTOBER 31,
CLASS G SHARES                                      2005             2004     2003 (a)(b)        2002              2001 (c)
                                                 ----------        -------    -----------       -------          ------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    10.87        $ 10.82    $     10.76       $ 10.67          $      10.44
                                                 ----------        -------    -----------       -------          ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.15(d)        0.31(d)        0.31(d)(k)    0.33(d)(e)(k)         0.22(k)
Net realized and unrealized gain (loss) on
  investments                                         (0.15)          0.05           0.06          0.09(e)               0.23
                                                 ----------        -------    -----------       -------          ------------
Total from investment operations                      (0.00)          0.36           0.37          0.42                  0.45
                                                 ----------        -------    -----------       -------          ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                            (0.16)         (0.31)         (0.31)        (0.33)                (0.22)
From net realized gains                               (0.03)            --             --            --                    --
                                                 ----------        -------    -----------       -------          ------------
Total distributions declared to shareholders          (0.19)         (0.31)         (0.31)        (0.33)                (0.22)
                                                 ----------        -------    -----------       -------          ------------
NET ASSET VALUE, END OF PERIOD                   $    10.68        $ 10.87    $     10.82       $ 10.76          $      10.67
Total return (f)                                       0.00%(h)(l)    3.34%          3.45%(g)      3.97%(g)              4.41%(g)(h)
                                                 ----------        -------    -----------       -------          ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                           1.47%(j)       1.53%          1.56%         1.52%                 1.56%(j)
Net investment income (i)                              2.91%(j)       2.82%          2.84%         3.06%(e)              3.33%(j)
Waiver/reimbursement                                     --             --           0.20%         0.20%                 0.18%(j)
Portfolio turnover rate                                   9%(h)         12%            11%            6%                   54%
Net assets, end of period (000's)                $      925        $ 1,101    $     1,610       $ 1,176          $        653
                                                 ----------        -------    -----------       -------          ------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail B shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class G shares.

(c) The Galaxy Massachusetts Intermediate Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.29(d), $0.30 and $0.21, respectively.

(l)   Less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                   (UNAUDITED)
                                   SIX MONTHS
                                      ENDED                         YEAR ENDED OCTOBER 31,                       PERIOD ENDED
                                    APRIL 30,      ---------------------------------------------------------     OCTOBER 31,
CLASS T SHARES                        2005            2004    2003 (a)(b)          2002               2001         2000 (c)
                                   -----------     -------    -----------       -----------          -------     ------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                          $     10.87     $ 10.82    $     10.76       $     10.67          $ 10.18     $      10.00
                                   -----------     -------    -----------       -----------          -------     ------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                     0.19(d)     0.38(d)        0.38(d)(k)        0.40(d)(e)(k)    0.42             0.15(d)(k)
Net realized and unrealized
   gain (loss) on investments            (0.16)       0.05           0.06              0.09(e)          0.49             0.18
                                   -----------     -------    -----------       -----------          -------     ------------
Total from investment
   operations                             0.03        0.43           0.44              0.49             0.91             0.33
                                   -----------     -------    -----------       -----------          -------     ------------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:

From net investment income               (0.19)      (0.38)         (0.38)            (0.40)           (0.42)           (0.15)
From net realized gains                  (0.03)         --             --                --               --               --
                                   -----------     -------    -----------       -----------          -------     ------------
Total distributions declared
   to shareholders                       (0.22)(e)   (0.38)         (0.38)            (0.40)           (0.42)           (0.15)
                                   -----------     -------    -----------       -----------          -------     ------------
NET ASSET VALUE, END OF PERIOD     $     10.68     $ 10.87    $     10.82       $     10.76          $ 10.67     $      10.18
Total return (f)                          0.32%(h)    4.01%          4.13%(g)          4.67%(g)         9.05%(g)         3.36%(g)(h)
                                   -----------     -------    -----------       -----------          -------     ------------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (i)                              0.82%(j)    0.88%          0.90%             0.85%            0.91%            0.93%(j)
Net investment income (i)                 3.56%(j)    3.47%          3.51%             3.73%(e)         3.98%            4.20%(j)
Waiver/reimbursement                        --          --           0.20%             0.20%            0.18%            0.16%(j)
Portfolio turnover rate                      9%(h)      12%            11%                6%              54%              20%%(h)
Net assets, end of period
   (000's)                         $    57,980     $64,229    $    76,839       $    72,454          $57,071     $      1,345
                                   -----------     -------    -----------       -----------          -------     ------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail A shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class T shares.

(c) The Galaxy Massachusetts Intermediate Municipal Bond Fund began issuing Retail A shares on June 26, 2000.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.36(d), $0.37(d), $0.40, and $0.15(d), respectively.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                   ENDED                              YEAR ENDED OCTOBER 31,
                                                 APRIL 30,         -------------------------------------------------------------
CLASS Z SHARES                                      2005             2004       2003 (a)(b)         2002                  2001
                                                 ----------        --------     -----------        ---------          ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $    10.87        $  10.82     $     10.76        $   10.67          $    10.18
                                                 ----------        --------     -----------        ---------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.20(d)         0.39(d)         0.40(d)(k)       0.41(d)(e)(k)       0.43(k)
Net realized and unrealized
   gain (loss) on investments                         (0.16)           0.05            0.06             0.09(e)             0.49
                                                 ----------        --------     -----------        ---------          ----------
Total from investment operations                       0.04            0.44            0.46             0.50                0.92
                                                 ----------        --------     -----------        ---------          ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                            (0.20)          (0.39)          (0.40)           (0.41)              (0.43)
From net realized gains                               (0.03)             --              --               --                  --
                                                 ----------        --------     -----------        ---------          ----------
Total distributions declared
to shareholders                                       (0.23)          (0.39)          (0.40)           (0.41)              (0.43)
                                                 ----------        --------     -----------        ---------          ----------
NET ASSET VALUE, END OF PERIOD                   $    10.68        $  10.87     $     10.82        $   10.76          $    10.67
Total return (f)                                       0.00%(h)(l)     4.17%           4.31%(g)         4.84%(g)            9.24%(g)
                                                 ----------        --------     -----------        ---------          ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                           0.67%(j)        0.73%           0.72%            0.68%               0.74%
Net investment income (i)                              3.71%(j)        3.62%           3.67%            3.90%(e)            4.15%
Waiver/reimbursement                                     --              --            0.20%            0.21%               0.16%
Portfolio turnover rate                                   9%(h)          12%             11%               6%                 54%
Net assets, end of period (000's)                $  246,409        $252,741     $   296,679        $ 220,042          $  191,129
                                                 ----------        --------     -----------        ---------          ----------

                                                    PERIOD ENDED          YEAR ENDED
                                                    OCTOBER 31,            MAY 31,
CLASS Z SHARES                                        2000 (c)               2000
                                                    ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       9.78         $      10.39
                                                    ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.18(d)(k)           0.45
Net realized and unrealized
   gain (loss) on investments                               0.40                (0.61)
                                                    ------------         ------------
Total from investment operations                            0.58                (0.16)
                                                    ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.18)               (0.45)
From net realized gains                                       --                   --
                                                    ------------         ------------
Total distributions declared
to shareholders                                            (0.18)               (0.45)
                                                    ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.18         $       9.78
Total return (f)                                            5.99%(g)(h)         (1.51)%(g)
                                                    ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                0.77%(j)             0.80%
Net investment income (i)                                   4.36%(j)             4.52%
Waiver/reimbursement                                        0.15%(j)             0.32%
Portfolio turnover rate                                       20%(h)               11%
Net assets, end of period (000's)                   $    176,306         $    231,140
                                                    ------------         ------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.

(b) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Trust shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class Z shares.

(c) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Fund"). Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust shares of the Galaxy Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB shares of the Galaxy Fund. On June 26, 2001, BKB shares converted into Retail A shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.

(f)   Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and the period ended October 31, 2000 was $0.38(d), $0.39(d), $0.42, and $0.18(d), respectively.

(l)   Less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS A SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.57         $      10.50         $      10.46
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.17                 0.33                 0.31(d)
Net realized and unrealized gain (loss) on
  investments and futures contracts                        (0.11)                0.10                 0.12
                                                    ------------         ------------         ------------
Total from investment operations                            0.06                 0.43                 0.43
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.17)               (0.33)               (0.31)
From net realized gains                                    (0.04)               (0.03)               (0.08)
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.21)               (0.36)               (0.39)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.42         $      10.57         $      10.50
Total return (e)(f)                                         0.62%(g)             4.20%                4.12%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.06%(i)             1.13%                1.14%(i)
Net investment income (h)                                   3.35%(i)             3.17%                2.90%(i)
Waiver/reimbursement                                          --%(i)(j)            --%(j)             0.20%(i)
Portfolio turnover rate                                        6%(g)               12%                   8%
Net assets, end of period (000's)                   $      3,497         $      3,819         $      2,568
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.29.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS B SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.57         $      10.50         $      10.46
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                   0.13                 0.25                 0.23(d)
Net realized and unrealized gain (loss) on
  investments and futures contracts                        (0.10)                0.10                 0.12
                                                    ------------         ------------         ------------
Total from investment operations                            0.03                 0.35                 0.35
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.14)               (0.25)               (0.23)
From net realized gains                                    (0.04)               (0.03)               (0.08)
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.18)               (0.28)               (0.31)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.42         $      10.57         $      10.50
Total return (e)(f)                                         0.25%(g)             3.41%                3.35%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.81%(i)             1.89%                1.91%(i)
Net investment income (h)                                   2.60%(i)             2.41%                2.18%(i)
Waiver/reimbursement                                          --%(i)(j)            --%(j)             0.20%(i)
Portfolio turnover rate                                        6%(g)               12%                   8%
Net assets, end of period (000's)                   $      1,970         $      1,998         $      1,680
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.21.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,           OCTOBER 31,
CLASS C SHARES                                          2005                 2004              2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.57         $      10.50         $      10.46
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.15                 0.29                 0.26(d)
Net realized and unrealized gain (loss) on
 investments and futures contracts                         (0.11)                0.10                 0.12
                                                    ------------         ------------         ------------
Total from investment operations                            0.04                 0.39                 0.38
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.15)               (0.29)               (0.26)
From net realized gains                                    (0.04)               (0.03)               (0.08)
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.19)               (0.32)               (0.34)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.42         $      10.57         $      10.50
Total return (e)(f)                                         0.42%(g)             3.79%                3.70%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.46%(i)             1.53%                1.54%(i)
Net investment income (h)                                   2.95%(i)             2.77%                2.54%(i)
Waiver/reimbursement                                        0.35%(i)             0.35%                0.55%(i)
Portfolio turnover rate                                        6%(g)               12%                    8%
Net assets, end of period (000's)                   $      4,470         $      4,389         $      4,050
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.20.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS                      YEAR ENDED
                                                   ENDED                         OCTOBER 31,                      PERIOD ENDED
                                                 APRIL 30,         ---------------------------------------        OCTOBER 31,
CLASS G SHARES                                      2005            2004        2003 (a)(b)          2002           2001 (C)
                                                 ----------        -------      -----------        -------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    10.57        $ 10.50      $     10.47        $ 10.41        $      10.16
                                                 ----------        -------      -----------        -------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.14(d)        0.28(d)          0.26(d)(e)     0.31(e)(f)          0.22(e)
Net realized and unrealized gain (loss)
  on investments and futures contracts                (0.10)          0.10             0.11           0.12(f)             0.24
                                                 ----------        -------      -----------        -------        ------------
Total from investment operations                       0.04           0.38             0.37           0.43                0.46
                                                 ----------        -------      -----------        -------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.15)         (0.28)           (0.26)         (0.31)              (0.21)
From net realized gains                               (0.04)         (0.03)           (0.08)         (0.06)                 --
                                                 ----------        -------      -----------        -------        ------------
Total distributions declared to shareholders          (0.19)         (0.31)           (0.34)         (0.37)              (0.21)
                                                 ----------        -------      -----------        -------        ------------
NET ASSET VALUE, END OF PERIOD                   $    10.42        $ 10.57      $     10.50        $ 10.47        $      10.41
Total return (g)(h)                                    0.35%(i)       3.63%            3.57%          4.22%               4.61%(i)
                                                 ----------        -------      -----------        -------        ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                           1.61%(k)       1.68%            1.69%          1.62%               1.73%(k)
Net investment income (j)                              2.80%(k)       2.64%            2.51%          3.06%(f)            3.03%(k)
Waiver/reimbursement                                     --%(k)(l)    0.01%            0.26%          0.21%               0.33%(k)
Portfolio turnover rate                                   6%(i)         12%               8%            23%                 61%
Net assets, end of period (000's)                $      176        $   192      $       200        $   309        $         14
                                                 ----------        -------      -----------        -------        ------------

(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Retail B shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class G shares.

(c) The Galaxy New Jersey Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003 and 2002 and the period ended October 31, 2001 was $0.23(d), $0.28, and $0.20, respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                             (UNAUDITED)
                                              SIX MONTHS
                                                ENDED                               YEAR ENDED OCTOBER 31,
                                              APRIL 30,        ------------------------------------------------------------------
CLASS T SHARES                                   2005           2004       2003 (a)(b)         2002            2001         2000
                                             ----------        -------     -----------        -------       ----------    -------
NET ASSET VALUE, BEGINNING OF PERIOD         $    10.57        $ 10.50     $     10.47        $ 10.41       $     9.88    $  9.56
                                             ----------        -------     -----------        -------       ----------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.18(c)        0.34(c)         0.33(c)(d)     0.39(d)(e)       0.39(d)    0.40(d)
Net realized and unrealized gain (loss)
   on investments and futures contracts           (0.11)          0.10            0.11           0.12(e)          0.53       0.31
                                             ----------        -------     -----------        -------       ----------    -------
Total from investment operations                   0.07           0.44            0.44           0.51             0.92       0.71
                                             ----------        -------     -----------        -------       ----------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.18)         (0.34)          (0.33)         (0.39)           (0.39)     (0.39)
From net realized gains                           (0.04)         (0.03)          (0.08)         (0.06)              --         --
                                             ----------        -------     -----------        -------       ----------    -------
Total distributions declared to shareholders      (0.22)         (0.37)          (0.41)         (0.45)           (0.39)     (0.39)
                                             ----------        -------     -----------        -------       ----------    -------
NET ASSET VALUE, END OF PERIOD               $    10.42        $ 10.57     $     10.50        $ 10.47       $    10.41    $  9.88
Total return (f)(g)                                0.67%(h)       4.30%           4.25%          5.06%            9.52%      7.61%
                                             ----------        -------     -----------        -------       ----------    -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA:
Expenses (i)                                       0.96%(j)       1.04%           1.04%          0.89%            0.90%      0.99%
Net investment income (i)                          3.45%(j)       3.26%           3.20%          3.79%(e)         3.86%      4.03%
Waiver/reimbursement                                 --%(j)(k)      --%(k)        0.20%          0.21%            0.41%      1.03%
Portfolio turnover rate                               6%(h)         12%              8%            23%              61%        77%
Net assets, end of period (000's)            $    6,982        $ 7,192     $     7,749        $10,128       $   11,248    $ 1,198
                                             ----------        -------     -----------        -------       ----------    -------

(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Retail A shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class T shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.31(c), $0.37, $0.35 and $0.30,
    respectively.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                             UNAUDITED)
                                             SIX MONTHS
                                               ENDED                                 YEAR ENDED OCTOBER 31,
                                              APRIL 30,        ------------------------------------------------------------------
CLASS Z SHARES                                 2005              2004       2003 (a)(b)         2002           2001        2000
                                             ----------        -------     -----------        -------       ----------    -------
NET ASSET VALUE, BEGINNING OF PERIOD         $    10.57        $ 10.50     $     10.47        $ 10.41       $     9.88    $ 9.56
                                             ----------        -------     -----------        -------       ----------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.18(c)        0.36(c)         0.35(c)(d)     0.40(d)(e)       0.41(d)    0.40(d)
Net realized and unrealized gain (loss)
   on investments and futures contracts           (0.10)          0.10            0.11           0.12(e)          0.53       0.32
                                             ----------        -------     -----------        -------       ----------    -------
Total from investment operations                   0.08           0.46            0.46           0.52             0.94       0.72
                                             ----------        -------     -----------        -------       ----------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.19)         (0.36)          (0.35)         (0.40)           (0.41)     (0.40)
From net realized gains                           (0.04)         (0.03)          (0.08)         (0.06)              --        --
                                             ----------        -------     -----------        -------       ----------    -------
Total distributions declared to shareholders      (0.23)         (0.39)          (0.43)         (0.46)           (0.41)     (0.40)
                                             ----------        -------     -----------        -------       ----------    -------
NET ASSET VALUE, END OF PERIOD               $    10.42        $ 10.57     $     10.50        $ 10.47       $    10.41    $  9.88
Total return (f)(g)                                0.74%(h)       4.47%           4.44%          5.20%            9.73%      7.74%
                                             ----------        -------     -----------        -------       ----------    -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Expenses (i)                                       0.81%(j)       0.88%           0.86%          0.76%            0.70%      0.86%
Net investment income (i)                          3.60%(j)       3.42%           3.38%          3.92%(e)         4.06%      4.16%
Waiver/reimbursement                                 --%(j)(k)      --%(k)        0.20%          0.21%            0.38%      0.78%
Portfolio turnover rate                               6%(h)         12%              8%            23%              61%        77%
Net assets, end of period (000's)            $   62,409        $66,764     $    74,241        $77,554       $   93,564    $10,174
                                             ----------        -------     -----------        -------       ----------    -------

(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Trust shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.33(c), $0.38, $0.37 and $0.32,
    respectively.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                    SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS A SHARES                                          2005                 2004              2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.98         $      11.87         $      11.70
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.19                 0.37                 0.33(d)
Net realized and unrealized gain (loss) on
investments and futures contracts                          (0.15)                0.13                 0.22
                                                    ------------         ------------         ------------
Total from investment operations                            0.04                 0.50                 0.55
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.19)               (0.37)               (0.33)
From net realized gains                                    (0.01)               (0.02)               (0.05)
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.20)               (0.39)              (0.38)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      11.82         $      11.98         $      11.87
Total return (e)(f)                                         0.37%(g)             4.24%                4.79%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                0.98%(i)             1.11%                1.10%(i)
Net investment income (h)                                   3.26%(i)             3.06%                2.89%(i)
Waiver/reimbursement                                          --%(i)(j)            --%(j)             0.20%(i)
Portfolio turnover rate                                        2%(g)               11%                   9%
Net assets, end of period (000's)                   $      3,983         $      5,836         $      8,928
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.31(c).

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS B SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.98         $      11.87         $      11.70
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.15                 0.28                 0.24(d)
Net realized and unrealized gain (loss) on
 investments and futures contracts                         (0.15)                0.13                 0.22
                                                    ------------         ------------         ------------
Total from investment operations                              --                 0.41                 0.46
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.15)               (0.28)               (0.24)
From net realized gains                                    (0.01)               (0.02)               (0.05)
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.16)               (0.30)               (0.29)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      11.82         $      11.98         $      11.87
Total return (e)(f)                                         0.00%(g)(j)          3.46%                3.98%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.73%(i)             1.86%                1.89%(i)
Net investment income (h)                                   2.51%(i)             2.31%                2.12%(i)
Waiver/reimbursement                                          --%(i)(j)            --%(j)             0.20%(i)
Portfolio turnover rate                                        2%(g)               11%                  9%
Net assets, end of period (000's)                   $      4,104         $      4,295         $      2,868
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.22.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,           OCTOBER 31 ,
CLASS C SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.98         $      11.87         $      11.70
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.17                 0.32                 0.29(d)
Net realized and unrealized gain (loss) on
 investments and futures contracts                         (0.15)                0.13                 0.22
                                                    ------------         ------------         ------------
Total from investment operations                            0.02                 0.45                 0.51
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.17)               (0.32)               (0.29)
From net realized gains                                    (0.01)               (0.02)               (0.05)
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.18)               (0.34)               (0.34)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      11.82         $      11.98         $      11.87
Total return (e)(f)                                         0.17%(g)             3.82%                4.36%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.38%(i)             1.51%                1.52%(i)
Net investment income (h)                                   2.83%(i)             2.66%                2.45%(i)
Waiver/reimbursement                                        0.35%(i)             0.35%                0.55%(i)
Portfolio turnover rate                                        2%(g)               11%                   9%
Net assets, end of period (000's)                   $      2,660         $      2,790         $      2,741
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.23.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS                   YEAR ENDED
                                                   ENDED                        OCTOBER 31,                       PERIOD ENDED
                                                 APRIL 30,         ---------------------------------------         OCTOBER 31,
CLASS G SHARES                                      2005            2004        2003 (a)(b)         2002             2001 (c)
                                                 ----------        -------      -----------        -------          ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $    11.98        $ 11.87      $     11.79        $ 11.56          $    11.32
                                                 ----------        -------      -----------        -------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.16(d)        0.30(d)          0.29(d)(e)     0.35(e)(f)          0.26(e)
Net realized and unrealized gain (loss)
  on investments and futures contracts                (0.15)          0.13             0.13           0.23(f)             0.24
                                                 ----------        -------      -----------        -------          ----------
Total from investment operations                       0.01           0.43             0.42           0.58                0.50
                                                 ----------        -------      -----------        -------          ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.16)         (0.30)           (0.29)         (0.35)              (0.26)
From net realized gains                               (0.01)         (0.02)           (0.05)            --                  --
                                                 ----------        -------      -----------        -------          ----------
Total distributions declared to shareholders          (0.17)         (0.32)           (0.34)         (0.35)              (0.26)
                                                 ----------        -------      -----------        -------          ----------
NET ASSET VALUE, END OF PERIOD                   $    11.82        $ 11.98      $     11.87        $ 11.79          $    11.56
Total return (g)(h)                                    0.10%(i)       3.67%            3.56%          5.15%               4.46%(i)
                                                 ----------        -------      -----------        -------          ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                           1.53%(k)       1.66%            1.68%          1.63%               1.62%(k)
Net investment income (j)                              2.71%(k)       2.51%            2.39%          3.08%(f)            3.46%(k)
Waiver/reimbursement                                     --%(k)(l)    0.02%            0.28%          0.24%               0.26%(k)
Portfolio turnover rate                                   2%(i)         11%               9%            41%                 48%
Net assets, end of period (000's)                $      195        $   213      $       354        $   342          $      207
                                                 ----------        -------      -----------        -------          ----------

(a) On October 13, 2003, the Liberty New York Intermediate Muni cipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail B shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class G shares.

(c) The Galaxy New York Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and the period ended October 31, 2001 was $0.26(d), $0.33, and $0.24, respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

(l) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                             (UNAUDITED)
                                             SIX MONTHS
                                                ENDED                                YEAR ENDED OCTOBER 31,
                                              APRIL 30,        ------------------------------------------------------------------
CLASS T SHARES                                  2005             2004       2003 (a)(b)         2002           2001         2000
                                             ----------        -------     -----------        -------       ----------    -------
NET ASSET VALUE, BEGINNING OF PERIOD         $    11.98        $ 11.87     $     11.79        $ 11.56       $    10.99    $ 10.57
                                             ----------        -------     -----------        -------       ----------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.20(c)        0.38(c)         0.36(c)(d)     0.43(d)(e)       0.47(d)    0.48(d)
Net realized and unrealized gain on
   investments and futures contracts              (0.15)          0.13            0.13           0.23(e)          0.57       0.44
                                             ----------        -------     -----------        -------       ----------    -------
Total from investment operations                   0.05           0.51            0.49           0.66             1.04       0.92
                                             ----------        -------     -----------        -------       ----------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.20)         (0.38)          (0.36)         (0.43)           (0.47)     (0.50)
From net realized gains                           (0.01)         (0.02)          (0.05)            --               --         --
                                             ----------        -------     -----------        -------       ----------    -------
Total distributions declared to shareholders      (0.21)         (0.40)          (0.41)         (0.43)           (0.47)     (0.50)
                                             ----------        -------     -----------        -------       ----------    -------
NET ASSET VALUE, END OF PERIOD               $    11.82        $ 11.98     $     11.87        $ 11.79       $    11.56    $ 10.99
Total return (f)(g)                                0.42%(h)       4.34%           4.26%          5.86%            9.59%      8.93%
                                             ----------        -------     -----------        -------       ----------    -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Expenses (i)                                       0.88%(j)       1.01%           1.02%          0.96%            0.97%      0.95%
Net investment income (i)                          3.36%(j)       3.16%           3.07%          3.75%(e)         4.11%      4.47%
Waiver/reimbursement                                 --%(j)(k)      --%(k)        0.20%          0.21%            0.21%      0.22%
Portfolio turnover rate                               2%(h)         11%              9%            41%              48%        37%
Net assets, end of period (000's)            $   20,349        $21,584     $    24,384        $29,835       $   40,410    $38,700
                                             ----------        -------     -----------        -------       ----------    -------

(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail A shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class T shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.34(c), $0.41, $0.44 and $0.45,
    respectively.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            (UNAUDITED)
                                             SIX MONTHS
                                               ENDED                              YEAR ENDED OCTOBER 31,
                                             APRIL 30,         ------------------------------------------------------------------
CLASS Z SHARES                                  2005             2004      2003 (a)(b)          2002           2001        2000
                                             ----------        -------     -----------        -------       ----------    -------
NET ASSET VALUE, BEGINNING OF PERIOD         $    11.98        $ 11.87     $     11.79        $ 11.56       $    10.99    $ 10.57
                                             ----------        -------     -----------        -------       ----------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.21(c)        0.40(c)         0.39(c)(d)     0.45(d)(e)       0.49(d)    0.50(d)
Net realized and unrealized gain on
   investments and futures contracts              (0.15)          0.13            0.13           0.23(e)          0.57       0.44
                                             ----------        -------     -----------        -------       ----------    -------
Total from investment operations                   0.06           0.53            0.52           0.68             1.06       0.94
                                             ----------        -------     -----------        -------       ----------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.21)         (0.40)          (0.39)         (0.45)           (0.49)     (0.52)
From net realized gains                           (0.01)         (0.02)          (0.05)            --               --         --
                                             ----------        -------     -----------        -------       ----------    -------
Total distributions declared to shareholders      (0.22)         (0.42)          (0.44)         (0.45)           (0.49)     (0.52)
                                             ----------        -------     -----------        -------       ----------    -------
NET ASSET VALUE, END OF PERIOD               $    11.82        $ 11.98     $     11.87        $ 11.79       $    11.56    $ 10.99
Total return (f)(g)                                0.50%(h)       4.51%           4.45%          6.06%            9.80%      9.12%
                                             ----------        -------     -----------        -------       ----------    -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Expenses (i)                                       0.73%(j)       0.85%           0.83%          0.77%            0.78%      0.78%
Net investment income (i)                          3.51%(j)       3.32%           3.25%          3.94%(e)         4.30%      4.65%
Waiver/reimbursement                                 --%(j)(k)      --%(k)        0.20%          0.21%            0.21%      0.20%
Portfolio turnover rate                               2%(h)         11%              9%            41%              48%        37%
Net assets, end of period (000's)            $   97,789        $91,408     $    84,894        $75,632       $   60,694    $50,511
                                             ----------        -------     -----------        -------       ----------    -------

(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.

(b) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Trust shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.37(c), $0.43, $0.47 and $0.47,
    respectively.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                    SIX MONTHS
                                                       ENDED             YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,          OCTOBER 31,           OCTOBER 31,
CLASS A SHARES                                         2005                 2004              2003 (a)(b)
                                                   ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      10.47         $      10.34         $      10.19
                                                   ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                  0.15                 0.29                 0.26(d)
Net realized and unrealized gain
loss) on investments                                      (0.17)                0.13                 0.15
                                                   ------------         ------------         ------------
Total from investment operations                          (0.02)                0.42                 0.41
                                                   ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.15)               (0.29)               (0.26)
                                                   ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                     $      10.30         $      10.47         $      10.34
Total return (e)                                          (0.21)%(f)            4.13%                4.04%(f)(g)
                                                   ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                               1.37%(i)             1.38%                1.50%(i)
Net investment income (h)                                  2.89%(i)             2.82%                2.50%(i)
Waiver/reimbursement                                         --                   --                 0.20%(i)
Portfolio turnover rate                                      11%(f)                8%                  12%
 Net assets, end of period (000's)                 $      2,109         $      2,259         $      2,143
                                                   ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of the fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24(c).

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Not annualized.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,           OCTOBER 31,
CLASS B SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.47         $      10.34         $      10.19
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.11                 0.22                 0.18(d)
Net realized and unrealized gain
 (loss) on investments                                     (0.17)                0.12                 0.15
                                                    ------------         ------------         ------------
Total from investment operations                           (0.06)                0.34                 0.33
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.11)               (0.21)               (0.18)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.30         $      10.47         $      10.34
Total return (e)                                           (0.58)%(f)            3.36%                3.27%(f)(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                2.12%(i)             2.13%                2.26%(i)
Net investment income (h)                                   2.14%(i)             2.07%                1.79%(i)
Waiver/reimbursement                                          --                   --                 0.20%(i)
Portfolio turnover rate                                       11%(f)                8%                  12%
Net assets, end of period (000's)                   $        797         $        925         $        813
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of the fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.16(c).

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS C SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.47         $      10.34         $      10.19
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.13                 0.25                 0.22(d)
Net realized and unrealized gain
 (loss) on investments                                     (0.17)                0.13                 0.15
                                                    ------------         ------------         ------------
Total from investment operations                           (0.04)                0.38                 0.37
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.13)               (0.25)               (0.22)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.30         $      10.47         $      10.34
Total return (e)(f)                                        (0.41)%(g)            3.72%                3.66%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.77%(i)             1.78%                1.91%(i)
Net investment income (h)                                   2.48%(i)             2.42%                2.07%(i)
Waiver/reimbursement                                        0.35%(i)             0.35%                0.55%(i)
Portfolio turnover rate                                       11%(g)                8%                  12%
Net assets, end of period (000's)                   $        534         $        447         $        506
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of the fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.17(c).

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                        ENDED                           YEAR ENDED OCTOBER 31,
                                                      APRIL 30,          ----------------------------------------------------
CLASS Z SHARES                                          2005                 2004             2003 (a)(b)            2002
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.47         $      10.34         $      10.29       $      10.11
                                                    ------------         ------------         ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.16(d)              0.32(d)              0.30(d)(e)         0.36(e)(f)
Net realized and unrealized gain
  (loss) on investments                                    (0.17)                0.13                 0.05               0.18(f)
                                                    ------------         ------------         ------------       ------------
Total from investment operations                           (0.01)                0.45                 0.35               0.54
                                                    ------------         ------------         ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.16)               (0.32)               (0.30)             (0.36)
From net realized gains                                       --                   --                   --                 --
                                                    ------------         ------------         ------------       ------------
Total distributions declared
  to shareholders                                          (0.16)               (0.32)               (0.30)             (0.36)
                                                    ------------         ------------         ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $      10.30         $      10.47         $      10.34       $      10.29
Total return (g)                                           (0.08)%(h)            4.40%                3.46%(i)           5.52%(i)
                                                    ------------         ------------         ------------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                1.12%(k)             1.13%                1.23%              0.84%
Net investment income (j)                                   3.15%(k)             3.07%                2.92%              3.62%(f)
Waiver/reimbursement                                          --                   --                 0.20%              0.26%
Portfolio turnover rate                                       11%(h)                8%                  12%                57%
Net assets, end of period (000's)                   $     20,521         $     21,093         $     25,149       $     25,836
                                                    ------------         ------------         ------------       ------------

                                                    PERIOD ENDED              YEAR ENDED DECEMBER 31,
                                                    OCTOBER 31,          ---------------------------------
CLASS Z SHARES                                       2001 (c)               2000                  1999
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       9.78         $       9.03         $      10.26
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                       0.34(e)              0.42                 0.43
Net realized and unrealized gain
  (loss) on investments                                     0.33                 0.75                (1.13)
                                                    ------------         ------------         ------------
Total from investment operations                            0.67                 1.17                (0.70)
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.34)               (0.42)               (0.43)
From net realized gains                                       --                   --                (0.10)
                                                    ------------         ------------         ------------
Total distributions declared
  to shareholders                                          (0.34)               (0.42)               (0.53)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      10.11         $       9.78         $       9.03
Total return (g)                                            7.00%(h)(i)         13.31%(i)       (7.05)%(i)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                                0.79%(k)             0.80%                0.80%
Net investment income (j)                                   4.10%(k)             4.54%                4.35%
Waiver/reimbursement                                        0.35%(k)             0.21%                0.14%
Portfolio turnover rate                                       46%(h)               23%                  43%
Net assets, end of period (000's)                   $     24,051         $     24,503         $     31,999
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.

(b) On November 25, 2002, the Galaxy Pennsylvania Municipal Bond Fund, Trust shares were redesignated Liberty Pennsylvania Intermediate Municipal Bond Fund, Class Z shares.

(c) The Fund commenced operations on May 3, 1993 as a separate portfolio (the "Predecessor Pillar Fund") of the Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two series of shares, Class I shares and Class A shares. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I shares and Class A shares for Trust shares of the Galaxy Pennsylvania Municipal Bond Fund. The financial highlights for periods prior to August 27, 2001 are those of Class I shares of the Predecessor Pillar Fund.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of the fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003 and 2002 and the period ended October 31, 2001 was $0.28(d), $0.35 and $0.34, respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.

(g) Total return at net asset value assuming all distributions reinvested.

(h) Not annualized.

(i) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,           OCTOBER 31,
CLASS A SHARES                                          2005                 2004              2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.54         $      11.48         $      11.40
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.20                 0.38                 0.35(d)
Net realized and unrealized gain
(loss) on investments                                      (0.15)                0.06                 0.08
                                                    ------------         ------------         ------------
Total from investment operations                            0.05                 0.44                 0.43
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.20)               (0.38)               (0.35)
From net realized gains                                    (0.01)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.21)               (0.38)               (0.35)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      11.38         $      11.54         $      11.48
Total return (e)                                            0.46%(f)             3.90%                3.79%(f)(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                0.98%(i)             1.06%                1.09%(i)
Net investment income (h)                                   3.50%(i)             3.33%                2.95%(i)
Waiver/reimbursement                                          --                   --                 0.20%(i)
Portfolio turnover rate                                        4%(f)               11%                  15%
Net assets, end of period (000's)                   $      1,506         $        865         $        479
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.33(c).

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Not annualized.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,           OCTOBER 31,
CLASS B SHARES                                          2005                 2004              2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.54         $      11.48         $      11.40
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.15                 0.29                 0.26(d)
Net realized and unrealized gain (loss)
 on investments and futures contracts                      (0.14)                0.06                 0.08
                                                    ------------         ------------         ------------
Total from investment operations                            0.01                 0.35                 0.34
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.16)               (0.29)               (0.26)
From net realized gains                                    (0.01)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.17)               (0.29)               (0.26)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      11.38         $      11.54         $      11.48
Total return (e)                                            0.09%(f)             3.13%                3.02%(f)(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.73%(i)             1.81%                1.80%(i)
Net investment income (h)                                   2.73%(i)             2.58%                2.24%(i)
Waiver/reimbursement                                          --                   --                 0.20%(i)
Portfolio turnover rate                                        4%(f)               11%                  15%
Net assets, end of period (000's)                   $        887         $        981         $        780
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24 (c).

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED              YEAR ENDED          PERIOD ENDED
                                                     APRIL 30,           OCTOBER 31,          OCTOBER 31,
CLASS C SHARES                                          2005                 2004             2003 (a)(b)
                                                    ------------         ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.54         $      11.48         $      11.40
                                                    ------------         ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.18                 0.33                 0.30(d)
Net realized and unrealized gain (loss)
 on investments and futures contracts                      (0.15)                0.06                 0.08
                                                    ------------         ------------         ------------
Total from investment operations                            0.03                 0.39                 0.38
                                                    ------------         ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.18)               (0.33)               (0.30)
From net realized gains                                    (0.01)                  --                   --
                                                    ------------         ------------         ------------
Total distributions declared to shareholders               (0.19)               (0.33)               (0.30)
                                                    ------------         ------------         ------------
NET ASSET VALUE, END OF PERIOD                      $      11.38         $      11.54         $      11.48
Total return (e)(f)                                         0.26%(g)             3.49%                3.37%(g)
                                                    ------------         ------------         ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                1.38%(i)             1.46%                1.47%(i)
Net investment income (h)                                   3.09%(i)             2.92%                2.58%(i)
Waiver/reimbursement                                        0.35%(i)             0.35%                0.55%(i)
Portfolio turnover rate                                        4%(g)               11%                  15%
Net assets, end of period (000's)                   $      1,665         $      1,695         $      2,031
                                                    ------------         ------------         ------------

(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the period ended October 31, 2003 was $0.24 (c).

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS                   YEAR ENDED
                                                   ENDED                      OCTOBER 31,                       PERIOD ENDED
                                                 APRIL 30,       ---------------------------------------        OCTOBER 31,
CLASS G SHARES                                      2005          2004        2003 (a)(b)         2002            2001 (c)
                                                 ----------      -------      -----------        -------          ----------
NET ASSET VALUE, BEGINNING OF PERIOD             $    11.54      $ 11.48      $     11.41        $ 11.30          $    11.06
                                                 ----------      -------      -----------        -------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.17(d)      0.32(d)          0.29(d)(e)     0.37(e)(f)          0.27(e)
Net realized and unrealized gain (loss)
  on investments and futures contracts                (0.15)        0.06             0.07           0.11(f)             0.23
                                                 ----------      -------      -----------        -------          ----------
Total from investment operations                       0.02         0.38             0.36           0.48                0.50
                                                 ----------      -------      -----------        -------          ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.17)       (0.32)           (0.29)         (0.37)              (0.26)
From net realized gains                               (0.01)          --               --             --                  --
                                                 ----------      -------      -----------        -------          ----------
Total distributions declared to shareholders          (0.18)       (0.32)           (0.29)         (0.37)              (0.26)
                                                 ----------      -------      -----------        -------          ----------
NET ASSET VALUE, END OF PERIOD                   $    11.38      $ 11.54      $     11.48        $ 11.41          $    11.30
Total return (g)                                       0.19%(h)     3.34%            3.22%(i)       4.36%(i)            4.60%(h)(i)
                                                 ----------      -------      -----------        -------          ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                           1.53%(k)     1.61%            1.62%          1.55%               1.53%(k)
Net investment income (j)                              2.94%(k)     2.78%            2.60%          3.34%(f)            3.60%(k)
Waiver/reimbursement                                     --           --             0.20%          0.21%               0.23%(k)
Portfolio turnover rate                                   4%(h)       11%              15%            19%                 19%
Net assets, end of period (000's)                $      373      $   379      $       455        $   440          $      169
                                                 ----------      -------      -----------        -------          ----------

(a) (a)On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail B shares were redesignated Liberty Rhode Island Intermediate Municipal Bond, Class G shares.

(c The Galaxy Rhode Island Municipal Bond Fund began issuing Retail B shares on March 1, 2001.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003 and 2002 and the period ended October 31, 2001 was $0.26(d), $0.35 and $0.25, respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Not annualized.

(i) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                               YEAR ENDED OCTOBER 31,
                                         APRIL 30,         -------------------------------------------------------------------
CLASS T SHARES                              2005         2004       2003 (a)(b)         2002             2001           2000
                                        ----------      -------     -----------        -------        ----------       -------
NET ASSET VALUE, BEGINNING OF PERIOD    $    11.54      $ 11.48     $     11.41        $ 11.30        $    10.75       $ 10.36
                                        ----------      -------     -----------        -------        ----------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.21(c)      0.41(c)         0.39(c)(d)     0.47(e)(d)        0.49(d)       0.48(c)(d)
Net realized and unrealized gain on
   investments and futures contracts         (0.14)        0.06            0.07           0.11(e)           0.55          0.39
                                        ----------      -------     -----------        -------        ----------       -------
Total from investment operations              0.07         0.47            0.46           0.58              1.04          0.87
                                        ----------      -------     -----------        -------        ----------       -------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                   (0.22)       (0.41)          (0.39)         (0.47)            (0.49)        (0.48)
From net realized gains                      (0.01)          --              --             --                --            --
                                        ----------      -------     -----------        -------        ----------       -------
Total distributions declared to
  shareholders                               (0.23)       (0.41)          (0.39)         (0.47)            (0.49)        (0.48)
                                        ----------      -------     -----------        -------        ----------       -------
NET ASSET VALUE, END OF PERIOD          $    11.38      $ 11.54     $     11.48        $ 11.41        $    11.30       $ 10.75
Total return (f)                              0.59%(g)     4.17%           4.07%(h)       5.23%(h)          9.88%(h)      8.65%(h)
                                        ----------      -------     -----------        -------        ----------       -------
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL  DATA:
Expenses (i)                                  0.73%(j)     0.81%           0.80%          0.73%             0.69%         0.73%
Net investment income (i)                     3.74%(j)     3.58%           3.41%          4.16%(e)          4.44%         4.58%
Waiver/reimbursement                            --           --            0.20%          0.21%             0.25%         0.33%
Portfolio turnover rate                          4%(g)       11%             15%            19%               19%           43%
Net assets, end of period (000's)       $   12,839      $14,479     $    41,113        $45,683        $   40,257       $26,023
                                        ----------      -------     -----------        -------        ----------       -------

(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail A shares were redesignated Liberty Rhode Island Intermediate Municipal Bond Fund, Class T shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002, 2001 and 2000 was $0.37(c), $0.45 and $0.47 and $0.45(c),
    respectively.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Not annualized.

(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        (UNAUDITED)
                                        SIX MONTHS
                                           ENDED                           YEAR ENDED OCTOBER 31,                   PERIOD ENDED
                                         APRIL 30,       -------------------------------------------------------     OCTOBER 31,
CLASS Z SHARES                             2005            2004      2003 (a)(b)         2002            2001         2000 (c)
                                         ----------      --------    -----------        -------       ----------      -------
NET ASSET VALUE, BEGINNING OF PERIOD     $    11.54      $  11.48    $     11.41        $ 11.30       $    10.75      $ 10.53
                                         ----------      --------    -----------        -------       ----------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.21(d)       0.41(d)        0.39(d)(e)     0.47(e)(f)       0.49(e)      0.18(d)(e)
Net realized and unrealized gain (loss)
 on investments and futures contracts         (0.14)         0.06           0.07           0.11(f)          0.55         0.22
                                         ----------      --------    -----------        -------       ----------      -------
Total from investment operations               0.07          0.47           0.46           0.58             1.04         0.40
                                         ----------      --------    -----------        -------       ----------      -------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                    (0.22)        (0.41)         (0.39)         (0.47)           (0.49)       (0.18)
From net realized gains                       (0.01)           --             --             --               --           --
                                         ----------      --------    -----------        -------       ----------      -------
Total Distributions Declared to
 Shareholders                                 (0.23)        (0.41)         (0.39)         (0.47)           (0.49)       (0.18)
                                         ----------      --------    -----------        -------       ----------      -------
NET ASSET VALUE, END OF PERIOD           $    11.38      $  11.54    $     11.48        $ 11.41       $    11.30      $ 10.75
Total return (g)                               0.59%(h)      4.17%          4.08%(i)       5.26%(i)         9.90%(i)     3.82%(h)(i)
                                         ----------      --------    -----------        -------       ----------      -------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                   0.73%(k)      0.81%          0.79%          0.72%            0.67%        0.71%(k)
Net investment income (j)                      3.74%(k)      3.58%          3.41%          4.17%(f)         4.46%        4.60%(k)
Waiver/reimbursement                             --            --           0.20%          0.20%            0.26%        0.33%(k)
Portfolio turnover rate                           4%(h)        11%            15%            19%              19%          43%
Net assets, end of period (000's)        $  104,211      $109,050    $    99,627        $93,143       $   88,307      $82,617
                                         ----------      --------    -----------        -------       ----------      -------

(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.

(b) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Trust shares were redesignated Liberty Rhode Island Intermediate Municipal Bond Fund, Class Z shares.

(c) The Galaxy Rhode Island Municipal Bond Fund began issuing Trust shares on June 19, 2000.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or any of its affiliates for the years ended October 31, 2003, 2002 and 2001 and the period ended October 31, 2000 was $0.37(d), $0.45, $0.46 and $0.17(d), respectively.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.

(g) Total return at net asset value assuming all distributions reinvested.

(h) Not annualized.

(i) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k) Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS _____________
                                                  Columbia Tax-exempt Bond Funds

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Funds.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreements. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Funds under the Advisory Agreements. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares. 1

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Funds in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered each Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in each Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding each Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment

1 On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

________________________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and the actual management fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense performance rankings of the Fund in the Lipper Report, CMA determined an overall score for each Fund. The Committee and the Board also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to each of the Funds other than the Columbia Massachusetts Intermediate Municipal Bond Fund that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. Management noted that the relative performance for these Funds for the one-year period ending May 31, 2004 that was included in the Lipper Report had been negatively impacted by the Funds' duration position and interest rate increases during the period but that the relative performance for the Funds had improved for the one-year period ended August 31, 2004. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent

________________________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

COLUMBIA FUNDS _________________________________________________________________
                                                 Columbia Tax-Exempt Bond Funds

                             ---------------------------------------------------
           LARGE GROWTH      Columbia Growth Stock
                             Columbia Large Cap Growth
                             Columbia Tax-Managed Growth
                             Columbia Tax-Managed Growth II*
                             Columbia Young Investor
                             ---------------------------------------------------
            LARGE VALUE      Columbia Disciplined Value
                             Columbia Growth & Income*
                             Columbia Large Cap Core
                             Columbia Tax-Managed Value*
                             ---------------------------------------------------
          MIDCAP GROWTH      Columbia Acorn Select
                             Columbia Mid Cap Growth
                             ---------------------------------------------------
           MIDCAP VALUE      Columbia Dividend Income
                             Columbia Mid Cap Value*
                             Columbia Strategic Investor
                             ---------------------------------------------------
           SMALL GROWTH      Columbia Acorn
                             Columbia Acorn USA
                             Columbia Small Company Equity
                             ---------------------------------------------------
            SMALL VALUE      Columbia Small Cap Value
                             ---------------------------------------------------
               BALANCED      Columbia Asset Allocation
                             Columbia Balanced
                             Columbia Liberty Fund
                             Columbia Thermostat
                             ---------------------------------------------------
              SPECIALTY      Columbia Real Estate Equity
                             Columbia Technology
                             Columbia Utilities
                             ---------------------------------------------------
   TAXABLE FIXED-INCOME      Columbia Corporate Bond**
                             Columbia Federal Securities
                             Columbia Fixed Income Securities*
                             Columbia High Yield
                             Columbia High Yield Opportunity
                             Columbia Income*
                             Columbia Intermediate Bond
                             Columbia Intermediate Government Income*
                             Columbia Quality Plus Bond
                             Columbia Short Term Bond*
                             Columbia Strategic Income
                             ---------------------------------------------------
             TAX EXEMPT      Columbia High Yield Municipal
                             Columbia Intermediate Tax-Exempt Bond
                             Columbia Managed Municipals*
                             Columbia National Municipal Bond**
                             Columbia Tax-Exempt
                             Columbia Tax-Exempt Insured

________________________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

                             ---------------------------------------------------
SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                             Columbia Connecticut Intermediate Municipal Bond
                             Columbia Connecticut Tax-Exempt
                             Columbia Florida Intermediate Municipal Bond*
                             Columbia Massachusetts Intermediate Municipal Bond
                             Columbia Massachusetts Tax-Exempt
                             Columbia New Jersey Intermediate Municipal Bond
                             Columbia New York Intermediate Municipal Bond
                             Columbia New York Tax-Exempt
                             Columbia Oregon Municipal Bond
                             Columbia Pennsylvania Intermediate Municipal Bond*
                             Columbia Rhode Island Intermediate Municipal Bond
                             ---------------------------------------------------
           MONEY MARKET      Columbia Money Market*
                             Columbia Municipal Money Market*
                             ---------------------------------------------------
   INTERNATIONAL/GLOBAL      Columbia Acorn International
                             Columbia Acorn International Select
                             Columbia Global Equity
                             Columbia International Stock
                             Columbia Newport Greater China
                             Columbia Newport Tiger*
                             ---------------------------------------------------
                  INDEX      Columbia Large Company Index*
                             Columbia Small Company Index*
                             Columbia U.S. Treasury Index

                          * The fund is closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the merger before the end of 2005.

                         ** The fund is closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the liquidation of the fund.


                             PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.


                             For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

                             Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management

                       This page intentionally left blank.

IMPORTANT INFORMATION ABOUT THIS REPORT ________________________________________
                                                  Columbia Tax-Exempt Bond Funds

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Bond Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management

--------------------------------------------------------------------------------
                             Help your fund reduce printing and postage costs!
                             Elect to get your shareholder reports by electronic
                             delivery. With Columbia's eDelivery program, you
[GRAPHIC OF                  receive an e-mail message when your shareholder
 eDELIVERY]                  report becomes available online. If your fund
                             account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

                             Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.
--------------------------------------------------------------------------------

Columbia Tax-exempt Bond Funds  Semiannual Report, April 30, 2005

                                                                ----------------
                                                                   PRSRT STD
                                                                  U.S. Postage
                                                                      PAID
                                                                 Holliston, MA
                                                                 Permit NO. 20
                                                                ----------------

COLUMBIA MANAGEMENT

(c) 2005 COLUMBIA FUNDS DISTRIBUTOR, INC
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 WWW.COLUMBIAFUNDS.COM
                                               SHC-44/86357-0505 (06/05) 05/6168

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

 (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust V
            --------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                June 27, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                June 27, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                June 27, 2005
    ----------------------------------------------------------------------------